UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21413

Name of Fund:	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating
Rate Income Strategies Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Income Trust, Inc. (BKT)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Debt Strategies Fund, Inc.’s (DSU), BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA), BlackRock Income Trust, Inc.’s (BKT) and BlackRock Limited Duration Income Trust’s (BLW) (collectively, the “Funds” or individually, a “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Fund Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

DSU	$0.684464	$—	$—	$0.011036		$0.695500	98%	—%	—%	2%	100%
FRA	0.774800	—	—	—		0.774800	100	—	—	—	100
BKT	0.589077	—	—	0.441123		1.030200	57	—	—	43	100
BLW	0.945571	—	—	0.133529		1.079100	88	—	—	12	100

(a)

Each Fund estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

BlackRock Debt Strategies Fund, Inc.’s (DSU), BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) and BlackRock Limited Duration Income Trust’s (BLW) (collectively, the “Funds” or individually, a “Fund”), acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Directors (the “Board”), each has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Funds currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share

DSU	$0.0705
FRA	0.0804
BLW	0.0981

The fixed amounts distributed per share are subject to change at the discretion of each Fund’s Board. Under its Plan, each Fund will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Funds will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Funds are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to DSU’s and BLW’s prospectus for a more complete description of each Fund’s risks.

Managed Distribution Plan

BKT, with the approval of BKT’s Board of Directors (the “Board”), adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, BKT currently distributes a fixed amount of $0.0882 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Board. BKT is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, BKT will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, BKT will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is

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Supplemental Information  (unaudited)  (continued)

expected to be at the fixed amount established by the Board; however, BKT may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.

Shareholders should not draw any conclusions about BKT’s investment performance from the amount of these distributions or from the terms of the Plan. BKT’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate the Plan at any time without prior notice to BKT’s shareholders if it deems such actions to be in the best interests of BKT or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if BKT’s stock is trading at or above net asset value) or widening an existing trading discount. BKT is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BKT’s prospectus for a more complete description of BKT’s risks.

S U P P L E M E N T A L I N F O R M A T I O N	3

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%

U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)

International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)

Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

5

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Fund Summary as of December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

Investment Objective

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($9.20)(a)	9.20%
Current Monthly Distribution per Common Share(b)	$0.0705
Current Annualized Distribution per Common Share(b)	$0.8460
Leverage as of December 31, 2022(c)	25%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$9.20	$11.70	(21.37)%	$11.75	$8.80
Net Asset Value	10.44	11.56	(9.69)	11.62	10.17

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

Morningstar LSTA Leveraged Loan Index (formerly S&P® /LSTA Leveraged Loan Index), an unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2022 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(2.97)%	3.67%	5.46%
Fund at Market Price(a)(b)	(15.51)	2.64	4.11
Reference Benchmark(c)	(5.93)	2.83	3.87
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index(d)	(11.18)	2.30	4.03
Morningstar LSTA Leveraged Loan Index	(0.60)	3.31	3.67

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the Morningstar LSTA Leveraged Loan Index (formerly S&P® /LSTA Leveraged Loan Index) (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Floating rate loan interest lost ground in 2022 amid a broader downturn in the bond market, but outpaced most major fixed-income categories. At a time of high inflation and rising interest rates, loans’ floating-rate feature fueled elevated investor demand. On the other hand, high yield bonds and investment-grade corporates both posted sizable losses as the “risk-off” environment led to underperformance for the market’s credit sectors.

Floating rate loan interest was the largest contributor to the Fund’s absolute returns in 2022. Foreign-exchange positioning, which the Fund achieved through the use of derivatives, also contributed to results. From a sector perspective, property and casualty insurance, airlines and automotive were the three top contributors.

An allocation to high yield bonds detracted from performance. A position in investment-grade corporates, while limited, also hurt performance. At the sector level, healthcare, wireline telecommunications, and cable and satellite were the leading detractors. CCC and B rated bonds were the most notable detractors from a ratings perspective, reflecting their larger portfolio weightings and higher beta (sensitivity to market movements).

The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The Fund reduced its positions in floating rate loan interest and high yield bonds, and it modestly increased its allocation to investment-grade corporates. It also reduced leverage given rising borrowing costs and an uncertain outlook for growth. It reduced its weighting in B and CCC rated issues in an effort to reduce risk, but it maintained overweights in both areas. It kept its weighting in BB rated debt largely unchanged.

The Fund further decreased its allocations to the technology and healthcare sectors. However, the investment adviser believed bottom-up security selection was the most important driver of performance. The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets to manage its positioning.

Describe portfolio positioning at period end.

Although the investment adviser reduced the Fund’s weightings in the technology and healthcare sectors, they still represent fairly large allocations in the portfolio given their respective sizes in the floating rate loan interest and high yield markets. Leverage was lower at the end of 2022 compared to its level of a year earlier.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2022 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/22

Floating Rate Loan Interests	82.9%
Corporate Bonds	16.4
Other*	0.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	12/31/22

A	0.1%
BBB/Baa	6.6
BB/Ba	28.4
B	57.2
CCC/Caa	6.3
C	—(c)
N/R	1.4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1%.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Investment Objective

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($11.26)(a)	8.57%
Current Monthly Distribution per Common Share(b)	$0.0804
Current Annualized Distribution per Common Share(b)	$0.9648
Leverage as of December 31, 2022(c)	25%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$11.26	$13.43	(16.16)%	$13.90	$11.01
Net Asset Value	12.81	13.85	(7.51)	13.97	12.39

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

Morningstar LSTA Leveraged Loan Index (formerly S&P® /LSTA Leveraged Loan Index), an unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

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Fund Summary as of December 31, 2022 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(1.34)%	3.72%	4.70%
Fund at Market Price(a)(b)	(10.57)	2.61	3.32

Morningstar LSTA Leveraged Loan Index	(0.60)	3.31	3.67

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Floating rate loan interest lost ground in 2022 amid a broader downturn in the bond market, but outpaced most major fixed-income categories. At a time of high inflation and rising interest rates, loans’ floating-rate feature fueled elevated investor demand.

The Fund’s holdings in the property and casualty, airline and chemical sectors were the leading contributors to performance. Conversely, positions in the healthcare, wireline telecommunications, leisure and consumer products sectors detracted.

In terms of rating class, holdings in the BB and BBB rated categories produced the best results. Lower-rated CCC and C securities detracted, which was consistent with the broader “risk-off” sentiment in the market.

The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy did not result in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The investment adviser marginally decreased the Fund’s allocation to loans, and it sought to reduce leverage in response to rising borrowing costs and uncertainty about the economy. It reduced the Fund’s weightings in B and CCC rated issues in an effort to reduce risk, but it maintained overweights in both areas. It kept the weighting in BB rated debt largely unchanged.

The investment adviser tactically managed the Fund’s sector-level positioning by further reducing its allocations to technology and healthcare. However, the investment adviser believed bottom-up security selection was the most important driver of performance. The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets to manage its positioning.

Describe portfolio positioning at period end.

The Fund remained predominately invested in floating rate loan interest, with a weighting of over 95% of assets held in the category. The rest of the portfolio was allocated to high yield bonds and cash.

B rated loans were the Fund’s largest allocation by credit rating. Within the category, the investment adviser remained highly selective with respect to B3 rated issues given the higher risk of downgrades at a time of slowing economic growth. In the CCC space, it focused on avoiding the lowest-quality segments of the market.

Although the investment adviser reduced the Fund’s positions in the technology and healthcare sectors, they still represent fairly large allocations in the portfolio given their respective weightings in the index. In general, the Fund’s sector composition is a byproduct of individual security selection.

The investment adviser had a bias toward larger loan tranches of $1 billion and above, and it maintained a preference for loan/bond capital structures over the loan-only segment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2022 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/22

Floating Rate Loan Interests	97.9%
Corporate Bonds	1.7
Other*	0.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	12/31/22

BBB/Baa	5.2%
BB/Ba	26.4
B	61.3
CCC/Caa	5.2
C	—	(c)
N/R	1.9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Rounds to less than 0.1%.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022	BlackRock Income Trust, Inc. (BKT)

Investment Objective

BlackRock Income Trust, Inc.’s (BKT) (the “Fund”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Fund seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Fund invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings or Aaa by Moody’s Investors Service, Inc. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BKT
Initial Offering Date	July 22,1988
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($12.34)(a)	8.58%
Current Monthly Distribution per Common Share(b)	$0.0882
Current Annualized Distribution per Common Share(b)	$1.0584
Leverage as of December 31, 2022(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary(a)

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$12.34	$16.95	(27.20)%	$16.95	$11.63
Net Asset Value	13.10	16.94	(22.67)	16.94	12.62

(a)

Market price and net asset value per share reflect a 1-for-3 reverse stock split effective after the close of trading on October 17, 2022 for the common shareholders of record on October 17, 2022. See Note 11 of the Notes to Financial Statements for details.

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2022 (continued)	BlackRock Income Trust, Inc. (BKT)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(16.67)%	(1.30)%	0.69%
Fund at Market Price(a)(b)	(21.50)	(1.24)	0.54

FTSE Mortgage Index	(11.92)	(0.51)	0.74

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The Fund’s allocation to agency collateralized mortgage obligations (“CMOs”) as well as agency MBS derivatives (including interest-only and inverse interest-only positions) detracted from performance during the one-year period, as valuations on these sectors weakened in-line with the adverse macro environment and increased volatility. Duration exposure also detracted from fund performance given the notable move higher in government bond yields throughout 2022. These losses were partially offset by the Fund’s positioning on the MBS coupon stack, where its focus on middle coupon MBS (3.0s to 4.5s) outperformed the Benchmark’s concentration in lower coupons. The Fund’s positioning in MBS pass-throughs also benefited from its focus on specified pools, which outperformed the generic seasoned collateral of the Benchmark.

The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

During the period, the Fund added to its Agency CMO and Agency mortgage derivative allocations to take advantage of widened valuations. The Fund also added exposure to Agency MBS specified pools in the middle to higher end of the MBS coupon stack. The Fund reduced its position in Agency CMBS, given tight valuations relative to the yield available in Agency MBS.

Describe portfolio positioning at period end.

The Fund continued to hold a substantial allocation to well-structured Agency CMOs as well as agency MBS interest-only derivatives, both of which served as a source of high-quality income. Security selection within the Agency CMO and MBS derivatives holdings were focused on seasoned collateral, which demonstrated more favorable prepayment performance across both higher and lower mortgage rate regimes relative to generic collateral. The investment adviser believed that the Fund’s allocation to MBS interest-only derivatives is expected to continue benefiting from the increase in mortgage rates and corresponding decrease in borrower refinancing.

The Fund also held a substantial allocation to agency MBS pass-throughs, with a focus on specified pool collateral types that offered a combination of extension and call protection. Within the MBS coupon stack, the Fund held an overweight in middle coupon MBS (3.0s to 4.5s), given that tthe investment adviser believed they provided an appealing yield spread to Treasuries while retaining a safe enough cushion from prepayment risk at current mortgage rate levels. The Fund was overweight duration relative to the Reference Benchmark and modestly short convexity (i.e., the rate at which duration changes in response to interest rate movements).

The Fund held only marginal positions in other securitized assets such as non-agency residential MBS and CMBS, preferring to focus on prepayment and structural opportunities in higher quality agency-backed assets rather than seek credit exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock Income Trust, Inc. (BKT)

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type(a)	12/31/22

U.S. Government Sponsored Agency Securities	94.1%
Non-Agency Mortgage-Backed Securities	5.9
Asset-Backed Securities	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	12/31/22

AAA/Aaa(d)	94.2%
AA/Aa	5.8
CCC/Caa	—	(b)
N/R	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 0.1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.

F U N D S U M M A R Y	15

Fund Summary as of December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Investment Objective

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities; and
•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2022 ($13.07)(a)	9.01%
Current Monthly Distribution per Common Share(b)	$0.0981
Current Annualized Distribution per Common Share(b)	$1.1772
Leverage as of December 31, 2022(c)	36%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/22	12/31/21	Change	High	Low

Closing Market Price	$13.07	$16.85	(22.43)%	$16.85	$11.76
Net Asset Value	13.51	16.44	(17.82)	16.44	13.08

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock Limited Duration Income Trust (BLW)

Performance

Returns for the period ended December 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(10.96)%	2.74%	5.00%
Fund at Market Price(a)(b)	(15.96)	3.39	4.30

Reference Benchmark(c)	(5.59)	2.31	3.04
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	(11.18)	2.30	4.03
Morningstar LSTA Leveraged Loan Index(d)	(0.60)	3.31	3.67
BATS S Benchmark(e)	(5.02)	1.12	1.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the Morningstar LSTA Leveraged Loan Index (formerly S&P® /LSTA Leveraged Loan Index) (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

Morningstar LSTA Leveraged Loan Index (formerly S&P/LSTA Leveraged Loan Index), an unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

(e)

A composite index comprised of Bloomberg ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Corporate 1-5 year Index, Bloomberg CMBS Investment Grade 1-3.5 Yr. Index, Bloomberg MBS 15 Yr Index and Bloomberg Credit Ex-Corporate 1-5 Yr Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Exposure to a range of credit-oriented sectors including high yield corporate bonds, investment grade corporate bonds, non-U.S. corporate bonds, and emerging market bonds weighed most heavily on the Fund’s performance. Exposure to U.S. Treasuries and securitized assets including agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”) also detracted.

The Fund’s use of U.S. interest rate derivatives and exposure to floating rate bank loans contributed to performance.

The Fund held derivatives during the period, including Treasury futures, currency forwards, currency options, interest rate swaps and credit default swaps. Derivative securities were employed primarily to adjust duration (sensitivity to interest rate changes) and yield curve exposure, as well as to hedge credit and currency risk. Currency forwards were used to provide the portfolio with active currency exposure. The Fund’s use of derivatives contributed to performance during the period.

The Fund’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy. The distribution policy resulted in return of capital for the period. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

Over the period, the Fund reduced exposure to riskier assets such as high yield corporate and emerging market bonds in anticipation of a potential economic slowdown. The increased focus on quality was also reflected in increased allocations to investment grade corporate bonds and agency MBS. As interest rate volatility declined late in the period MBS became more attractive.

Describe portfolio positioning at period end.

At period end, the Fund maintained diversified exposure to non-government spread sectors including high yield and investment grade corporate bonds, bank loans, CMBS, asset-backed securities, agency and non-agency residential MBS, emerging market debt and foreign sovereign debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	17

Fund Summary as of December 31, 2022 (continued)	BlackRock Limited Duration Income Trust (BLW)

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	12/31/22

Corporate Bonds	45.4%
Floating Rate Loan Interests	34.8
U.S. Government Sponsored Agency Securities	6.3
Preferred Securities	4.3
Asset-Backed Securities	4.1
Non-Agency Mortgage-Backed Securities	2.1
U.S. Treasury Obligations	1.6
Other*	1.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	12/31/22

AAA/Aaa(c)	9.8%
AA/Aa	0.3
A	2.3
BBB/Baa	15.7
BB/Ba	28.3
B	34.8
CCC/Caa	5.6
CC	0.4
C	—	(d)
N/R(e)	2.8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(d)	Rounds to less than 0.1%.
(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Unique Pub Finance Co. PLC(a)
Series A4, 5.66%, 06/30/27	GBP	35	$42,173
Series N, 6.46%, 03/30/32		100	120,901

Total Asset-Backed Securities — 0.1% (Cost: $194,352)			163,074

		Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(b)		141,483	45,275

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(c)		1,075,282,733	10,753

Electrical Equipment — 0.0%
SunPower Corp.(b)		1,707	30,777

Metals & Mining — 0.0%
Ameriforge Group, Inc.		1,664	832
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $255,714)(c)(d)		14,566	1,603

			2,435

Oil, Gas & Consumable Fuels — 0.0%
Chesapeake Energy Corp.		1,585	149,577

Semiconductors & Semiconductor Equipment —0.0%
Maxeon Solar Technologies Ltd.(b)		213	3,421

Specialty Retail — 0.1%
NMG Parent LLC		1,477	223,396

Total Common Stocks — 0.1% (Cost: $13,881,852)			465,634

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.9%
Boeing Co., 5.15%, 05/01/30	USD	545	531,723
Bombardier, Inc.(e)
7.50%, 03/15/25		12	11,884
7.13%, 06/15/26		421	408,460
7.88%, 04/15/27		83	80,508
6.00%, 02/15/28		351	324,577
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26(e)		200	163,500
Rolls-Royce PLC, 5.75%, 10/15/27(e)		400	381,000
Spirit AeroSystems, Inc.
7.50%, 04/15/25(e)		10	9,882
9.38%, 11/30/29		150	157,905
TransDigm, Inc.
8.00%, 12/15/25(e)		508	515,513
6.25%, 03/15/26(e)		1,334	1,273,872
6.38%, 06/15/26		15	14,594
7.50%, 03/15/27		33	32,650
4.63%, 01/15/29		151	132,770

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc. (continued)
4.88%, 05/01/29	USD	96	$83,736
Triumph Group, Inc., 8.88%, 06/01/24(e)		223	226,903

			4,349,477

Airlines — 0.7%
Air Canada, 3.88%, 08/15/26(e)		116	102,745
Allegiant Travel Co.(e)
8.50%, 02/05/24		1,065	1,062,338
7.25%, 08/15/27		37	35,193
American Airlines, Inc., 11.75%, 07/15/25(e)		394	422,604
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(e)
5.50%, 04/20/26		57	54,407
5.75%, 04/20/29		289	264,264
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(e)		98	92,006
Deutsche Lufthansa AG, 3.75%, 02/11/28(a)	EUR	100	95,002
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(e)	USD	101	91,405
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(e)		335	333,328
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(e)		70	70,685
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27		177	174,558
Series 2020-1, Class B, 4.88%, 01/15/26		15	14,499
United Airlines, Inc.(e)
4.38%, 04/15/26		284	263,247
4.63%, 04/15/29		194	168,915

			3,245,196

Auto Components — 0.4%
Clarios Global LP, 6.75%, 05/15/25(e)		721	722,667
Clarios Global LP/Clarios U.S. Finance Co.(e)
6.25%, 05/15/26		271	264,903
8.50%, 05/15/27		912	890,565
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(e)		12	10,558
Goodyear Tire & Rubber Co.
9.50%, 05/31/25		65	66,788
5.00%, 07/15/29		26	21,688
5.63%, 04/30/33		30	24,489
NM Holdings Co. LLC(b)(c)(f)
12.00%, 07/01/49		5,150	—
Series B, 9.50%, 07/01/05		5,125	1
Titan International, Inc., 7.00%, 04/30/28		18	16,994

			2,018,653

Automobiles — 0.4%
Asbury Automotive Group, Inc.
4.50%, 03/01/28		35	30,814
4.75%, 03/01/30		73	61,054
5.00%, 02/15/32(e)		51	41,958
Constellation Automotive Financing PLC, 4.88%, 07/15/27(a)	GBP	100	78,788
Ford Motor Co.
4.35%, 12/08/26	USD	9	8,535
3.25%, 02/12/32		199	149,238
6.10%, 08/19/32		57	52,631

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles (continued)
Ford Motor Credit Co. LLC
3.81%, 01/09/24	USD	200	$194,506
4.69%, 06/09/25		200	190,293
5.13%, 06/16/25		200	192,268
4.00%, 11/13/30		200	164,168
General Motors Co., 5.40%, 10/15/29		218	208,037
Group 1 Automotive, Inc., 4.00%, 08/15/28(e)		15	12,696
Ken Garff Automotive LLC, 4.88%, 09/15/28(e)		39	32,625
LCM Investments Holdings II LLC, 4.88%, 05/01/29(e)		90	72,071
Lithia Motors, Inc., 3.88%, 06/01/29(e)		42	34,529
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(e)		59	44,025
Penske Automotive Group, Inc.
3.50%, 09/01/25		59	54,756
3.75%, 06/15/29		22	17,856
Wabash National Corp., 4.50%, 10/15/28(e)		70	59,611

			1,700,459

Banks — 0.1%
Banco Espirito Santo SA(b)(f)
4.75%, 01/15/22	EUR	200	25,691
4.00%, 01/21/22		100	12,845
2.63%, 05/08/49(a)		100	12,845
Northern Trust Corp., 6.13%, 11/02/32	USD	74	78,029
Wells Fargo & Co., Series BB, (5 year CMT + 3.45%), 3.90%(g)(h)		115	100,656

			230,066

Beverages — 0.4%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(e)(i)		441	306,730
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(e)
6.00%, 06/15/27		200	195,789
3.25%, 09/01/28		200	169,889
4.00%, 09/01/29		485	384,376
Ball Corp.
2.88%, 08/15/30		12	9,578
3.13%, 09/15/31		157	126,091
Silgan Holdings, Inc., 4.13%, 02/01/28		8	7,401
Trivium Packaging Finance BV, 8.50%, 08/15/27(e)		814	746,865

			1,946,719

Building Materials — 0.2%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28(e)		67	61,481
Masonite International Corp.(e)
Class C, 5.38%, 02/01/28		45	41,607
Class C, 3.50%, 02/15/30		69	55,816
New Enterprise Stone & Lime Co., Inc.(e)
5.25%, 07/15/28		26	23,087
9.75%, 07/15/28		38	35,110
Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/28(e)		267	238,885
Standard Industries, Inc.
2.25%, 11/21/26(a)	EUR	100	90,989
5.00%, 02/15/27(e)	USD	45	41,523
4.75%, 01/15/28(e)		12	10,799
4.38%, 07/15/30(e)		174	141,797

Security		Par (000)	Value

Building Materials (continued)
Standard Industries, Inc. (continued)
3.38%, 01/15/31(e)	USD	99	$74,498
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(e)		168	156,412

			972,004

Building Products(e) — 0.3%
Advanced Drainage Systems, Inc.
5.00%, 09/30/27		5	4,663
6.38%, 06/15/30		193	187,530
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		39	32,409
Foundation Building Materials, Inc., 6.00%, 03/01/29		32	23,959
GYP Holdings III Corp., 4.63%, 05/01/29		76	62,052
LBM Acquisition LLC, 6.25%, 01/15/29		12	7,636
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		27	21,739
SRS Distribution, Inc.
4.63%, 07/01/28		259	229,596
6.13%, 07/01/29		164	132,597
6.00%, 12/01/29		168	133,703
White Cap Buyer LLC, 6.88%, 10/15/28		616	532,845
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26(i)		75	64,837

			1,433,566

Capital Markets — 0.4%
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27(e)		150	150,750
Aretec Escrow Issuer, Inc., 7.50%, 04/01/29(e)		36	29,708
Blackstone Private Credit Fund
7.05%, 09/29/25(e)		25	24,802
3.25%, 03/15/27		24	20,207
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(g)(h)		265	211,324
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(e)		65	55,627
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		160	127,902
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		101	96,834
6.25%, 05/15/26		9	8,648
5.25%, 05/15/27		196	179,458
4.38%, 02/01/29		182	153,908
NFP Corp.(e)
4.88%, 08/15/28		200	170,259
6.88%, 08/15/28		699	576,171
7.50%, 10/01/30		34	31,973
Owl Rock Capital Corp.
4.25%, 01/15/26		6	5,508
3.40%, 07/15/26		21	18,336
Owl Rock Core Income Corp.
5.50%, 03/21/25		55	53,317
3.13%, 09/23/26		12	10,212
7.75%, 09/16/27(e)		98	97,683

			2,022,627

Chemicals — 0.6%
Ashland LLC, 3.38%, 09/01/31(e)		89	71,135
Avient Corp., 7.13%, 08/01/30(e)		53	51,809

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Axalta Coating Systems LLC, 3.38%, 02/15/29(e)	USD	300	$247,549
Celanese U.S. Holdings LLC, 6.17%, 07/15/27		85	83,838
Chemours Co., 5.75%, 11/15/28(e)		38	34,133
Diamond BC BV, 4.63%, 10/01/29(e)		230	184,575
Element Solutions, Inc., 3.88%, 09/01/28(e)		559	475,150
HB Fuller Co., 4.25%, 10/15/28		35	30,975
Herens Holdco SARL, 4.75%, 05/15/28(e)		200	149,482
Herens Midco SARL, 5.25%, 05/15/29(a)	EUR	100	73,931
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(e)	USD	188	157,399
Ingevity Corp., 3.88%, 11/01/28(e)		23	19,777
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(e)(i)		82	57,400
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(e)		36	29,740
Minerals Technologies, Inc., 5.00%, 07/01/28(e)		55	48,983
Scotts Miracle-Gro Co.
4.00%, 04/01/31		57	43,545
4.38%, 02/01/32		8	6,030
SK Invictus Intermediate II Sarl, 5.00%, 10/30/29(e)		176	144,320
WESCO Distribution, Inc.(e)
7.13%, 06/15/25		49	49,613
7.25%, 06/15/28		153	154,985
WR Grace Holdings LLC(e)
4.88%, 06/15/27		55	48,737
5.63%, 08/15/29		786	634,514

			2,797,620

Commercial Services & Supplies — 0.2%
ADT Security Corp.(e)
4.13%, 08/01/29		9	7,654
4.88%, 07/15/32		14	11,898
AMN Healthcare, Inc., 4.00%, 04/15/29(e)		28	23,961
APX Group, Inc.(e)
6.75%, 02/15/27		64	61,603
5.75%, 07/15/29		86	71,224
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(e)		13	11,121
Fortress Transportation & Infrastructure Investors LLC(e)
6.50%, 10/01/25		18	16,924
9.75%, 08/01/27		17	17,042
5.50%, 05/01/28		95	81,045
Herc Holdings, Inc., 5.50%, 07/15/27(e)		121	112,863
Hertz Corp.(e)
4.63%, 12/01/26		40	33,500
5.00%, 12/01/29		33	25,034
Metis Merger Sub LLC, 6.50%, 05/15/29(e)		39	32,740
NESCO Holdings II, Inc., 5.50%, 04/15/29(e)		74	64,750
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28(e)		209	190,223
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(e)		202	169,619
United Rentals North America, Inc., 5.25%, 01/15/30		2	1,879
Williams Scotsman International, Inc.(e)
6.13%, 06/15/25		82	81,180
4.63%, 08/15/28		74	66,785

			1,081,045

Security		Par (000)	Value

Communications Equipment(e) — 0.1%
Ciena Corp., 4.00%, 01/31/30	USD	34	$29,924
CommScope Technologies LLC, 6.00%, 06/15/25		196	178,360
CommScope, Inc.
6.00%, 03/01/26		8	7,383
8.25%, 03/01/27		35	27,125
7.13%, 07/01/28		58	41,462
4.75%, 09/01/29		152	122,542
Viasat, Inc.
5.63%, 09/15/25		77	71,440
5.63%, 04/15/27		21	19,075
6.50%, 07/15/28		48	36,011
Viavi Solutions, Inc., 3.75%, 10/01/29		110	92,450

			625,772

Construction Materials(e) — 0.0%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28		103	91,896
3.88%, 11/15/29		18	14,714
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		41	36,768
H&E Equipment Services, Inc., 3.88%, 12/15/28		20	17,036
Resideo Funding, Inc., 4.00%, 09/01/29		18	14,554

			174,968

Consumer Discretionary(e) — 0.5%
APi Group DE, Inc.
4.13%, 07/15/29		67	55,531
4.75%, 10/15/29		32	27,739
Carnival Corp.
10.50%, 02/01/26		214	215,019
7.63%, 03/01/26		29	22,985
5.75%, 03/01/27		280	199,931
9.88%, 08/01/27		99	93,555
4.00%, 08/01/28		138	112,527
6.00%, 05/01/29		120	79,966
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28		418	429,123
CoreLogic, Inc., 4.50%, 05/01/28		138	105,874
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26		52	46,280
Life Time, Inc.
5.75%, 01/15/26		80	74,440
8.00%, 04/15/26		69	62,100
Lindblad Expeditions LLC, 6.75%, 02/15/27		283	256,729
NCL Corp. Ltd.
5.88%, 03/15/26		91	71,478
7.75%, 02/15/29		22	16,556
NCL Finance Ltd., 6.13%, 03/15/28		46	33,958
Neptune Bidco U.S., Inc., 9.29%, 04/15/29		68	64,090
Royal Caribbean Cruises Ltd.
11.50%, 06/01/25		57	61,132
4.25%, 07/01/26		24	19,400
5.50%, 08/31/26		28	23,555
5.38%, 07/15/27		43	34,817
11.63%, 08/15/27		56	56,237
5.50%, 04/01/28		46	36,710
8.25%, 01/15/29		62	62,155
9.25%, 01/15/29		112	115,091
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29		18	14,490

			2,391,468

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance — 0.7%
American Express Co., (5 year CMT + 2.85%),
3.55%(g)(h)	USD	235	$193,052
Block, Inc., 3.50%, 06/01/31		525	418,911
Discover Financial Services, 6.70%, 11/29/32		30	30,494
Global Payments, Inc.
4.95%, 08/15/27		35	33,950
3.20%, 08/15/29		181	153,859
2.90%, 05/15/30		239	195,829
5.40%, 08/15/32		28	26,666
HealthEquity, Inc., 4.50%, 10/01/29(e)		223	194,880
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(e)		66	51,487
Navient Corp.
7.25%, 09/25/23		3	2,997
6.13%, 03/25/24		93	91,105
5.88%, 10/25/24		77	74,501
5.50%, 03/15/29		66	53,856
OneMain Finance Corp.
6.88%, 03/15/25		151	145,062
3.50%, 01/15/27		156	129,163
6.63%, 01/15/28		8	7,367
5.38%, 11/15/29		32	26,173
4.00%, 09/15/30		76	56,707
Sabre Global, Inc.(e)
9.25%, 04/15/25		78	77,698
7.38%, 09/01/25		81	77,844
11.25%, 12/15/27		29	29,862
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(e)		210	198,406
SLM Corp., 3.13%, 11/02/26		56	47,625
Verscend Escrow Corp., 9.75%, 08/15/26(e)		851	833,733

			3,151,227

Containers & Packaging(e) — 0.1%
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/29		302	287,127
8.75%, 04/15/30		178	152,363
LABL, Inc., 5.88%, 11/01/28		84	73,187
Sealed Air Corp., 4.00%, 12/01/27		61	55,335

			568,012

Diversified Consumer Services — 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(e)
6.63%, 07/15/26		529	484,035
9.75%, 07/15/27		101	87,870
6.00%, 06/01/29		600	435,456
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28(e)		400	327,335
Brink’s Co., 5.50%, 07/15/25(e)		15	14,727
Clarivate Science Holdings Corp.(e)
3.88%, 07/01/28		365	316,234
4.88%, 07/01/29		175	148,811
Garda World Security Corp., 4.63%, 02/15/27(e)		11	9,713
Rekeep SpA, 7.25%, 02/01/26(a)	EUR	100	88,979
Service Corp. International, 4.00%, 05/15/31	USD	192	161,707
Sotheby’s, 7.38%, 10/15/27(e)		400	375,052

			2,449,919

Security		Par (000)	Value

Diversified Financial Services — 0.3%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28(e)	USD	200	$159,500
Bank of America Corp., (1 day SOFR + 1.99%), 6.20%, 11/10/28(h)		130	134,221
Blackstone Holdings Finance Co. LLC, 5.90%, 11/03/27		203	204,520
Citigroup, Inc.(g)(h)
Series W, (5 year CMT + 3.60%), 4.00%		50	43,556
Series Y, (5 year CMT + 3.00%), 4.15%		10	8,164
Credit Suisse Group AG, (1 year EURIBOR ICE Swap Rate + 4.95%), 7.75%, 03/01/29(a)(h)	EUR	100	106,291
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(a)	GBP	100	93,932
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(e)(i)	USD	26	21,758
HSBC Holdings PLC, (1 day SOFR + 3.35%), 7.39%, 11/03/28(h)		200	210,190
Intrum AB, 4.88%, 08/15/25(a)	EUR	100	97,047
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28(e)	USD	200	163,146
JPMorgan Chase & Co., (1 day SOFR + 2.58%), 5.72%, 09/14/33(h)		62	60,515
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/29(e)		22	17,762
Spectrum Brands, Inc.(e)
5.00%, 10/01/29		8	6,924
5.50%, 07/15/30		50	44,127
UBS Group AG, (5 year CMT + 3.31%), 4.38%(e)(g)(h)		345	262,117
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.38%, 02/01/30(e)		52	41,695

			1,675,465

Diversified Telecommunication Services — 0.7%
Consolidated Communications, Inc., 6.50%, 10/01/28(e)		157	121,998
Level 3 Financing, Inc.(e)
3.40%, 03/01/27		144	121,678
4.63%, 09/15/27		64	53,280
4.25%, 07/01/28		195	153,601
3.63%, 01/15/29		66	48,328
3.75%, 07/15/29		116	83,447
3.88%, 11/15/29		12	9,470
Lumen Technologies, Inc.(e)
4.00%, 02/15/27		327	277,117
4.50%, 01/15/29		236	162,890
5.38%, 06/15/29		9	6,479
Sprint Capital Corp.
6.88%, 11/15/28		351	364,317
8.75%, 03/15/32		556	661,696
Telecom Italia Capital SA
6.38%, 11/15/33		58	47,449
6.00%, 09/30/34		134	101,264
7.20%, 07/18/36		14	11,367
7.72%, 06/04/38		23	19,090
Telecom Italia SpA, 2.88%, 01/28/26(a)	EUR	100	97,143
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(e)	USD	23	18,400

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Zayo Group Holdings, Inc.(e)
4.00%, 03/01/27	USD	829	$612,274
6.13%, 03/01/28		746	423,041

			3,394,329

Electric Utilities — 0.1%
Edison International, Series A, (5 year CMT + 4.70%), 5.38%(g)(h)		100	81,839
FirstEnergy Corp.
2.65%, 03/01/30		26	21,199
Series B, 2.25%, 09/01/30		6	4,762
Series C, 3.40%, 03/01/50		191	126,022
FirstEnergy Transmission LLC(e)
5.45%, 07/15/44		139	129,301
4.55%, 04/01/49		51	41,267
Pike Corp., 5.50%, 09/01/28(e)		130	113,651
Texas Competitive Electric Holdings, 1.00%, 11/10/21(b)(c)(f)		2,375	—

			518,041

Electrical Equipment(e) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		322	310,730
GrafTech Finance, Inc., 4.63%, 12/15/28		66	54,201

			364,931

Electronic Equipment, Instruments & Components — 0.3%
BWX Technologies, Inc.(e)
4.13%, 06/30/28		86	77,293
4.13%, 04/15/29		107	93,646
CDW LLC/CDW Finance Corp.
3.28%, 12/01/28		42	35,959
3.25%, 02/15/29		32	27,254
Imola Merger Corp., 4.75%, 05/15/29(e)		186	161,376
Vertiv Group Corp., 4.13%, 11/15/28(e)		1,027	872,950

			1,268,478

Energy Equipment & Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp.(e)
6.88%, 04/01/27		115	109,786
6.25%, 04/01/28		174	159,212
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		70	67,150
6.88%, 09/01/27		229	214,115
Vallourec SA, 8.50%, 06/30/26(a)	EUR	8	8,396
Weatherford International Ltd.(e)
11.00%, 12/01/24	USD	3	3,060
6.50%, 09/15/28		68	66,661
8.63%, 04/30/30		101	96,991

			725,371

Environmental, Maintenance & Security Service — 0.2%
Covanta Holding Corp.
4.88%, 12/01/29(e)		43	35,229
5.00%, 09/01/30		21	16,958
GFL Environmental, Inc.(e)
3.75%, 08/01/25		45	42,525
5.13%, 12/15/26		113	108,063
4.00%, 08/01/28		150	128,250
3.50%, 09/01/28		65	57,145
4.75%, 06/15/29		111	97,153
4.38%, 08/15/29		145	122,880

Security		Par (000)	Value

Environmental, Maintenance & Security Service (continued)
Stericycle, Inc., 3.88%, 01/15/29(e)	USD	49	$42,752
Tervita Corp., 11.00%, 12/01/25(e)		25	26,877
Waste Pro USA, Inc., 5.50%, 02/15/26(e)		187	165,140

			842,972

Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.
2.90%, 01/15/30		90	76,218
2.70%, 04/15/31		29	23,605
4.05%, 03/15/32		58	51,724
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27(e)		57	47,641
Digital Realty Trust LP, 5.55%, 01/15/28		40	40,264
Equinix, Inc., 3.90%, 04/15/32		177	157,254
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(e)		46	38,038
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26(e)		59	51,259
Iron Mountain, Inc.(e)
5.00%, 07/15/28		10	8,982
5.25%, 07/15/30		43	37,367
5.63%, 07/15/32		66	57,197
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29		323	246,315
3.50%, 03/15/31		342	234,435
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		156	141,182
4.50%, 02/15/29(e)		77	66,420
RLJ Lodging Trust LP(e)
3.75%, 07/01/26		40	35,624
4.00%, 09/15/29		31	25,131
VICI Properties LP/VICI Note Co., Inc., 3.88%, 02/15/29(e)		16	14,023

			1,352,679

Food & Staples Retailing — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(e)
3.25%, 03/15/26		146	133,160
4.63%, 01/15/27		11	10,218
4.88%, 02/15/30		122	108,880
Darling Ingredients, Inc., 6.00%, 06/15/30(e)		135	131,963
Kraft Heinz Foods Co., 5.50%, 06/01/50		151	144,310
Lamb Weston Holdings, Inc.(e)
4.88%, 05/15/28		25	23,688
4.13%, 01/31/30		94	83,021
4.38%, 01/31/32		142	124,065
Ocado Group PLC, 3.88%, 10/08/26(a)	GBP	100	93,089
Performance Food Group, Inc., 4.25%, 08/01/29(e)	USD	168	145,592
Post Holdings, Inc.(e)
5.50%, 12/15/29		11	9,954
4.63%, 04/15/30		36	31,059
4.50%, 09/15/31		21	17,654
U.S. Foods, Inc.(e)
6.25%, 04/15/25		51	50,466
4.75%, 02/15/29		121	107,438

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
U.S. Foods, Inc.(e) (continued)
4.63%, 06/01/30	USD	13	$11,448
United Natural Foods, Inc., 6.75%, 10/15/28(e)		26	24,981

			1,250,986

Food Products — 0.3%
Aramark International Finance SARL, 3.13%, 04/01/25(a)	EUR	100	102,228
Aramark Services, Inc.(e)
6.38%, 05/01/25	USD	110	108,648
5.00%, 02/01/28		233	217,374
Chobani LLC/Chobani Finance Corp., Inc.(e)
7.50%, 04/15/25		370	360,287
4.63%, 11/15/28		272	236,806
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31(e)		89	72,704
Pilgrim’s Pride Corp., 3.50%, 03/01/32(e)		57	44,603
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(e)		74	60,240

			1,202,890

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(e)		29	24,649

Health Care Equipment & Supplies(e) — 0.1%
Avantor Funding, Inc.
4.63%, 07/15/28		191	173,550
3.88%, 11/01/29		55	46,186
Embecta Corp., 6.75%, 02/15/30		24	21,660
Garden Spinco Corp., 8.63%, 07/20/30		64	67,840

			309,236

Health Care Providers & Services — 0.7%
Acadia Healthcare Co., Inc.(e)
5.50%, 07/01/28		37	35,094
5.00%, 04/15/29		26	23,912
AdaptHealth LLC(e)
6.13%, 08/01/28		24	22,001
5.13%, 03/01/30		9	7,662
AHP Health Partners, Inc., 5.75%, 07/15/29(e)		105	82,031
Cano Health LLC, 6.25%, 10/01/28(e)		34	20,570
Centene Corp.
2.45%, 07/15/28		140	118,167
3.00%, 10/15/30		430	352,492
2.50%, 03/01/31		381	298,122
2.63%, 08/01/31		86	67,579
CHS/Community Health Systems, Inc.(e)
5.63%, 03/15/27		65	55,735
6.00%, 01/15/29		145	121,290
5.25%, 05/15/30		112	84,452
4.75%, 02/15/31		24	17,424
Encompass Health Corp.
4.50%, 02/01/28		5	4,542
4.75%, 02/01/30		166	145,772
4.63%, 04/01/31		66	56,728
Legacy LifePoint Health LLC(e)
6.75%, 04/15/25		116	109,166
4.38%, 02/15/27		35	29,604

Security		Par (000)	Value

Health Care Providers & Services (continued)
Medline Borrower LP(e)
3.88%, 04/01/29	USD	93	$74,954
5.25%, 10/01/29		733	582,200
Molina Healthcare, Inc.(e)
4.38%, 06/15/28		12	10,951
3.88%, 11/15/30		174	147,454
3.88%, 05/15/32		77	63,944
Surgery Center Holdings, Inc.(e)
6.75%, 07/01/25		73	71,960
10.00%, 04/15/27		150	152,625
Teleflex, Inc.
4.63%, 11/15/27		6	5,719
4.25%, 06/01/28(e)		31	28,299
Tenet Healthcare Corp.(e)
4.88%, 01/01/26		214	202,368
6.25%, 02/01/27		55	52,828
5.13%, 11/01/27		343	319,072
4.63%, 06/15/28		26	23,263
6.13%, 10/01/28		55	49,243
4.25%, 06/01/29		14	12,128
6.13%, 06/15/30		112	106,714

			3,556,065

Health Care Technology(e) — 0.1%
AthenaHealth Group, Inc., 6.50%, 02/15/30		527	388,363
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27		41	38,151
3.13%, 02/15/29		52	41,404
3.50%, 04/01/30		118	93,172
Charles River Laboratories International, Inc.
4.25%, 05/01/28		46	42,365
3.75%, 03/15/29		11	9,728
4.00%, 03/15/31		21	18,165
Syneos Health, Inc., 3.63%, 01/15/29		51	40,613

			671,961

Hotels, Restaurants & Leisure — 0.9%
Boyd Gaming Corp.
4.75%, 12/01/27		58	54,020
4.75%, 06/15/31(e)		160	139,200
Boyne USA, Inc., 4.75%, 05/15/29(e)		109	96,470
Burger King (Restaurant Brands Int)/New Red Finance, Inc.(e)
3.88%, 01/15/28		25	22,364
4.38%, 01/15/28		121	108,344
4.00%, 10/15/30		46	37,251
Caesars Entertainment, Inc.(e)
6.25%, 07/01/25		381	370,208
8.13%, 07/01/27		524	514,856
4.63%, 10/15/29		534	434,575
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(e)		151	147,815
CCM Merger, Inc., 6.38%, 05/01/26(e)		53	49,943
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(e)		219	196,318
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.50%, 05/01/25(e)		318	314,539
6.50%, 10/01/28		19	18,382

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Churchill Downs, Inc.(e)
5.50%, 04/01/27	USD	77	$72,962
4.75%, 01/15/28		152	136,020
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(e)
4.63%, 01/15/29		195	165,016
6.75%, 01/15/30		570	459,762
Hilton Domestic Operating Co., Inc.
5.75%, 05/01/28(e)		19	18,430
3.75%, 05/01/29(e)		46	39,790
4.88%, 01/15/30		193	174,899
4.00%, 05/01/31(e)		76	63,584
3.63%, 02/15/32(e)		40	32,032
MGM Resorts International, 5.75%, 06/15/25		73	70,947
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(e)		71	60,411
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(e)
5.63%, 09/01/29		34	25,072
5.88%, 09/01/31		37	26,174
Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, 11/01/26(e)		57	50,639
Scientific Games International, Inc., 8.63%, 07/01/25(e)		65	66,313
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(e)		96	96,654
Station Casinos LLC(e)
4.50%, 02/15/28		69	59,987
4.63%, 12/01/31		89	71,393
Vail Resorts, Inc., 6.25%, 05/15/25(e)		89	89,000
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(e)		44	39,477
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(e)		238	203,997
Yum! Brands, Inc.
4.75%, 01/15/30(e)		17	15,597
5.38%, 04/01/32		12	11,115
5.35%, 11/01/43		14	11,515

			4,565,071

Household Durables — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co.(e)
4.63%, 08/01/29		32	25,623
4.63%, 04/01/30		46	36,920
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(e)
5.00%, 06/15/29		67	52,352
4.88%, 02/15/30		223	173,866
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(e)		104	89,245
K Hovnanian Enterprises, Inc., 10.00%, 11/15/25(e)		20	20,650
KB Home, 7.25%, 07/15/30		21	20,406
Mattamy Group Corp., 4.63%, 03/01/30(e)		72	58,353
NCR Corp.(e)
5.75%, 09/01/27		20	19,139
5.00%, 10/01/28		57	48,594
5.13%, 04/15/29		30	25,090
6.13%, 09/01/29		78	72,934
SWF Escrow Issuer Corp., 6.50%, 10/01/29(e)		105	60,842

Security		Par (000)	Value

Household Durables (continued)
Taylor Morrison Communities, Inc., 5.13%, 08/01/30(e)	USD	20	$17,325
Tempur Sealy International, Inc.(e)
4.00%, 04/15/29		67	56,291
3.88%, 10/15/31		57	44,746
Tri Pointe Homes, Inc., 5.70%, 06/15/28		18	16,305

			838,681

Household Products — 0.0%
Central Garden & Pet Co.
5.13%, 02/01/28		15	13,954
4.13%, 10/15/30		63	51,749
4.13%, 04/30/31(e)		55	45,530

			111,233

Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.(e)
5.25%, 06/01/26		28	26,671
5.13%, 03/15/28		380	339,071
4.63%, 02/01/29		22	18,877
5.00%, 02/01/31		14	11,745
Clearway Energy Operating LLC(e)
4.75%, 03/15/28		47	43,378
3.75%, 01/15/32		82	65,914
NRG Energy, Inc.
5.75%, 01/15/28		22	20,651
5.25%, 06/15/29(e)		13	11,475
3.63%, 02/15/31(e)		107	81,341
3.88%, 02/15/32(e)		20	15,021
TerraForm Power Operating LLC, 4.75%, 01/15/30(e)		74	64,380

			698,524

Insurance — 0.5%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(e)		71	58,023
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(e)
4.25%, 10/15/27		388	347,504
6.75%, 10/15/27		1,083	973,465
5.88%, 11/01/29		551	453,142
AmWINS Group, Inc., 4.88%, 06/30/29(e)		89	75,485
GTCR AP Finance, Inc., 8.00%, 05/15/27(e)		4	3,832
HUB International Ltd.(e)
7.00%, 05/01/26		434	424,882
5.63%, 12/01/29		16	13,974
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30		87	85,682
Ryan Specialty Group LLC, 4.38%, 02/01/30(e)		43	37,234

			2,473,223

Interactive Media & Services — 0.1%
Arches Buyer, Inc., 4.25%, 06/01/28(e)		36	28,156
iliad SA(a)
2.38%, 06/17/26	EUR	100	96,250
5.38%, 06/14/27		100	106,189
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(e)
4.75%, 04/30/27	USD	152	133,739
6.00%, 02/15/28		71	54,974
10.75%, 06/01/28		30	27,896

			447,204

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet Software & Services(e) — 0.4%
ANGI Group LLC, 3.88%, 08/15/28	USD	106	$78,661
Gen Digital, Inc., 7.13%, 09/30/30		74	72,705
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.50%, 03/01/29		71	59,441
Match Group Holdings II LLC
4.63%, 06/01/28		81	72,208
4.13%, 08/01/30		65	53,064
3.63%, 10/01/31		66	50,613
Uber Technologies, Inc.
7.50%, 05/15/25		242	241,824
8.00%, 11/01/26		208	208,716
7.50%, 09/15/27		282	282,197
6.25%, 01/15/28		341	327,360
4.50%, 08/15/29		660	575,028

			2,021,817

IT Services — 0.6%
Ahead DB Holdings LLC, 6.63%, 05/01/28(e)		50	40,187
Booz Allen Hamilton, Inc.(e)
3.88%, 09/01/28		75	66,447
4.00%, 07/01/29		138	121,460
CA Magnum Holdings, 5.38%, 10/31/26(e)		201	181,931
Camelot Finance SA, 4.50%, 11/01/26(e)		120	112,470
Condor Merger Sub, Inc., 7.38%, 02/15/30(e)		279	224,324
Dun & Bradstreet Corp., 5.00%, 12/15/29(e)		262	224,210
Fair Isaac Corp., 4.00%, 06/15/28(e)		63	57,173
Fiserv, Inc., 2.25%, 06/01/27		1,385	1,236,091
Gartner, Inc.(e)
4.50%, 07/01/28		78	72,722
3.63%, 06/15/29		42	36,906
3.75%, 10/01/30		25	21,549
KBR, Inc., 4.75%, 09/30/28(e)		66	58,299
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(e)		163	163,280
Twilio, Inc., 3.88%, 03/15/31		140	111,070
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(e)		337	283,209

			3,011,328

Leisure Products — 0.0%
Mattel, Inc.
3.75%, 04/01/29(e)		32	28,106
6.20%, 10/01/40		60	51,790
5.45%, 11/01/41		119	96,865

			176,761

Machinery — 0.5%
ATS Corp., 4.13%, 12/15/28(e)		35	30,197
Chart Industries, Inc.
7.50%, 01/01/30(e)		195	196,032
9.50%, 01/01/31		30	30,768
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(e)(i)		445	393,825
Madison IAQ LLC, 5.88%, 06/30/29(e)		1,139	780,669
Mueller Water Products, Inc., 4.00%, 06/15/29(e)		34	29,877
OT Merger Corp., 7.88%, 10/15/29(e)		37	19,610
Terex Corp., 5.00%, 05/15/29(e)		102	91,672
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26(e)		171	154,001
TK Elevator Holdco GmbH, 7.63%, 07/15/28(e)		200	163,303

Security		Par (000)	Value

Machinery (continued)
TK Elevator Midco GmbH, 4.38%, 07/15/27(a)	EUR	100	$94,703
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(e)	USD	600	532,524

			2,517,181

Marine — 0.0%
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30		57	51,735

Media — 2.6%
Adelphia Communications Corp., 10.50%, 12/31/49(b)(c)(f)		400	—
Altice Financing SA(e)
5.00%, 01/15/28		204	164,220
5.75%, 08/15/29		651	512,052
Altice France Holding SA, 10.50%, 05/15/27(e)		342	260,775
AMC Networks, Inc., 4.25%, 02/15/29		39	24,301
Cable One, Inc.
0.00%, 03/15/26(j)(k)		28	21,994
1.13%, 03/15/28(j)		66	49,038
4.00%, 11/15/30(e)		111	87,103
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27(e)		38	35,419
5.00%, 02/01/28(e)		33	29,964
5.38%, 06/01/29(e)		117	105,800
6.38%, 09/01/29(e)		417	391,872
4.75%, 03/01/30(e)		61	52,607
4.50%, 08/15/30(e)		109	90,051
4.25%, 02/01/31(e)		257	206,143
4.75%, 02/01/32(e)		207	167,815
4.50%, 05/01/32		291	231,636
4.50%, 06/01/33(e)		128	98,205
4.25%, 01/15/34(e)		289	213,295
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 04/01/33		242	207,069
Clear Channel International BV, 6.63%, 08/01/25(e)		200	190,841
Clear Channel Outdoor Holdings, Inc.(e)
5.13%, 08/15/27		574	497,371
7.75%, 04/15/28		337	246,013
7.50%, 06/01/29		379	278,288
CMG Media Corp., 8.88%, 12/15/27(e)		90	67,743
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(e)		538	498,597
CSC Holdings LLC
5.25%, 06/01/24		357	332,372
4.13%, 12/01/30(e)		223	157,400
3.38%, 02/15/31(e)		205	133,688
Directv Financing LLC/Directv Financing Co.- Obligor, Inc., 5.88%, 08/15/27(e)		155	138,672
DISH DBS Corp.
5.25%, 12/01/26(e)		423	356,308
5.75%, 12/01/28(e)		233	185,963
5.13%, 06/01/29		107	69,027
DISH Network Corp., 11.75%, 11/15/27(e)		150	154,485
Frontier Communications Holdings LLC(e)
5.88%, 10/15/27		93	86,357
5.00%, 05/01/28		228	198,821
6.75%, 05/01/29		146	120,780
6.00%, 01/15/30		63	49,491
8.75%, 05/15/30		187	190,132
GCI LLC, 4.75%, 10/15/28(e)		35	29,403

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Iliad Holding SASU(e)
6.50%, 10/15/26	USD	420	$389,531
7.00%, 10/15/28		200	180,758
Lamar Media Corp.
3.75%, 02/15/28		13	11,636
4.00%, 02/15/30		57	49,818
LCPR Senior Secured Financing DAC(e)
6.75%, 10/15/27		180	168,300
5.13%, 07/15/29		200	165,682
Liberty Broadband Corp., 2.75%, 09/30/50(e)(j)		481	468,471
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(e)(i)		78	22,905
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(e)		244	141,470
Live Nation Entertainment, Inc.(e)
4.88%, 11/01/24		9	8,714
6.50%, 05/15/27		531	519,610
4.75%, 10/15/27		78	69,445
3.75%, 01/15/28		64	54,533
Odeon Finco PLC, 12.75%, 11/01/27		519	451,530
Outfront Media Capital LLC/Outfront Media Capital Corp.(e)
5.00%, 08/15/27		256	230,463
4.25%, 01/15/29		57	47,295
4.63%, 03/15/30		25	20,683
Radiate Holdco LLC/Radiate Finance, Inc.(e)
4.50%, 09/15/26		764	561,311
6.50%, 09/15/28		349	146,236
Sinclair Television Group, Inc., 4.13%, 12/01/30(e)		229	171,678
Sirius XM Radio, Inc.(e)
3.13%, 09/01/26		212	188,243
5.00%, 08/01/27		133	122,940
4.00%, 07/15/28		99	86,160
4.13%, 07/01/30		28	23,106
3.88%, 09/01/31		98	76,457
Stagwell Global LLC, 5.63%, 08/15/29(e)		32	26,387
Univision Communications, Inc.(e)
5.13%, 02/15/25		107	101,906
6.63%, 06/01/27		39	37,628
7.38%, 06/30/30		68	64,988
UPC Broadband Finco BV, 4.88%, 07/15/31(e)		200	166,359
Videotron Ltd., 3.63%, 06/15/29(e)		85	71,612
Virgin Media Secured Finance PLC, 4.50%, 08/15/30(e)		200	167,085
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(e)		242	211,534
Warnermedia Holdings, Inc., 4.28%, 03/15/32(e)		242	199,351
WMG Acquisition Corp., 3.88%, 07/15/30(e)		7	6,029
Ziggo Bond Co. BV, 5.13%, 02/28/30(e)		200	161,500

			12,522,465

Metals & Mining — 0.6%
Arconic Corp.(e)
6.00%, 05/15/25		13	12,780
6.13%, 02/15/28		203	190,468
ATI, Inc.
5.88%, 12/01/27		6	5,738
4.88%, 10/01/29		32	28,279
5.13%, 10/01/31		88	77,493

Security		Par (000)	Value

Metals & Mining (continued)
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(e)	USD	441	$420,152
Carpenter Technology Corp.
6.38%, 07/15/28		14	13,314
7.63%, 03/15/30		72	72,172
Commercial Metals Co.
4.13%, 01/15/30		23	20,352
4.38%, 03/15/32		24	20,878
Constellium SE
4.25%, 02/15/26(a)	EUR	100	102,603
3.75%, 04/15/29(e)	USD	500	406,219
ERO Copper Corp., 6.50%, 02/15/30(e)		64	51,560
Kaiser Aluminum Corp.(e)
4.63%, 03/01/28		169	147,474
4.50%, 06/01/31		192	154,320
New Gold, Inc., 7.50%, 07/15/27(e)		170	149,184
Novelis Corp.(e)
3.25%, 11/15/26		203	181,991
4.75%, 01/30/30		381	337,781
3.88%, 08/15/31		168	137,154
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(a)	EUR	100	90,922
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(e)	USD	39	33,723

			2,654,557

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.50%, 11/01/23(e)		9	8,922

Multiline Retail — 0.0%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(e)		96	89,978

Multi-Utilities — 0.0%
Edison International, 6.95%, 11/15/29		35	36,550
TransAlta Corp., 7.75%, 11/15/29		35	35,745

			72,295

Offshore Drilling & Other Services(e) — 0.1%
Entegris Escrow Corp., 4.75%, 04/15/29		539	491,534
Entegris, Inc.
4.38%, 04/15/28		143	126,446
3.63%, 05/01/29		49	39,898

			657,878

Oil, Gas & Consumable Fuels — 2.8%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(e)		217	215,252
Antero Midstream Partners LP/Antero Midstream Finance Corp.(e)
5.75%, 03/01/27		89	84,137
5.75%, 01/15/28		15	13,914
5.38%, 06/15/29		66	60,340
Antero Resources Corp., 7.63%, 02/01/29(e)		23	23,127
Apache Corp.
4.25%, 01/15/30		68	60,174
5.10%, 09/01/40		76	62,982
5.35%, 07/01/49		41	33,124
Arcosa, Inc., 4.38%, 04/15/29(e)		117	101,460
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(e)
9.00%, 11/01/27		308	378,840
5.88%, 06/30/29		154	137,311

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Buckeye Partners LP
5.85%, 11/15/43	USD	16	$11,921
5.60%, 10/15/44		1	730
Callon Petroleum Co.
6.38%, 07/01/26		38	35,418
8.00%, 08/01/28(e)		250	238,321
7.50%, 06/15/30(e)		297	271,755
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(a)	EUR	100	77,168
Cheniere Energy Partners LP
4.50%, 10/01/29	USD	262	235,596
4.00%, 03/01/31		272	231,570
3.25%, 01/31/32		299	237,617
Cheniere Energy, Inc., 4.63%, 10/15/28		24	21,693
Chesapeake Energy Corp.(e)
5.88%, 02/01/29		5	4,737
6.75%, 04/15/29		150	146,040
CITGO Petroleum Corp.(e)
7.00%, 06/15/25		90	87,782
6.38%, 06/15/26		74	71,327
Civitas Resources, Inc., 5.00%, 10/15/26(e)		28	25,599
CNX Midstream Partners LP, 4.75%, 04/15/30(e)		32	26,261
CNX Resources Corp.(e)
6.00%, 01/15/29		33	30,365
7.38%, 01/15/31		67	64,219
Colgate Energy Partners III LLC(e)
7.75%, 02/15/26		113	109,614
5.88%, 07/01/29		129	110,793
Comstock Resources, Inc.(e)
6.75%, 03/01/29		237	213,892
5.88%, 01/15/30		220	189,134
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(e)		250	218,378
Crescent Energy Finance LLC, 7.25%, 05/01/26(e)		222	209,199
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(e)
5.63%, 05/01/27		16	14,880
6.00%, 02/01/29		43	39,453
8.00%, 04/01/29		27	26,867
CrownRock LP/CrownRock Finance, Inc.(e)
5.63%, 10/15/25		413	398,545
5.00%, 05/01/29		16	14,376
DCP Midstream Operating LP
5.63%, 07/15/27		15	14,879
6.45%, 11/03/36(e)		179	175,406
6.75%, 09/15/37(e)		6	6,048
Diamondback Energy, Inc., 6.25%, 03/15/33		252	255,771
DT Midstream, Inc.(e)
4.13%, 06/15/29		124	106,530
4.38%, 06/15/31		152	127,513
Dycom Industries, Inc., 4.50%, 04/15/29(e)		37	32,205
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(e)		113	108,101
Enerflex Ltd., 9.00%, 10/15/27		83	82,771
Energy Transfer LP
5.55%, 02/15/28		55	54,556
3.75%, 05/15/30		291	256,571
5.75%, 02/15/33		65	63,593
Series H, (5 year CMT + 5.69%), 6.50%(g)(h)		222	190,920

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream LLC
5.63%, 01/15/28(e)	USD	103	$98,107
5.38%, 06/01/29		118	109,183
6.50%, 09/01/30(e)		75	74,227
EnLink Midstream Partners LP
4.85%, 07/15/26		39	36,661
5.60%, 04/01/44		82	67,631
5.45%, 06/01/47		18	14,459
EQM Midstream Partners LP
6.00%, 07/01/25(e)		44	42,460
4.13%, 12/01/26		17	15,121
6.50%, 07/01/27(e)		117	111,823
4.50%, 01/15/29(e)		8	6,719
7.50%, 06/01/30(e)		27	26,015
4.75%, 01/15/31(e)		152	124,260
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25		30	28,671
7.75%, 02/01/28		10	9,205
Gulfport Energy Corp., 8.00%, 05/17/26(e)		11	11,213
Harvest Midstream I LP, 7.50%, 09/01/28(e)		20	19,089
Hess Midstream Operations LP, 4.25%, 02/15/30(e)		77	65,829
Hilcorp Energy I LP/Hilcorp Finance Co.(e)
6.25%, 11/01/28		31	28,055
5.75%, 02/01/29		63	56,074
6.00%, 04/15/30		5	4,446
6.00%, 02/01/31		5	4,313
6.25%, 04/15/32		2	1,726
ITT Holdings LLC, 6.50%, 08/01/29(e)		109	91,793
Kinder Morgan, Inc., 4.80%, 02/01/33		166	153,901
Kinetik Holdings LP, 5.88%, 06/15/30(e)		177	165,988
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(e)		10	9,600
MasTec, Inc., 4.50%, 08/15/28(e)		56	50,159
Matador Resources Co., 5.88%, 09/15/26		23	22,114
Murphy Oil Corp.
5.75%, 08/15/25		8	7,861
5.88%, 12/01/27		20	19,246
Murphy Oil USA, Inc., 4.75%, 09/15/29		109	99,738
Nabors Industries Ltd.(e)
7.25%, 01/15/26		66	62,198
7.50%, 01/15/28		78	71,362
Nabors Industries, Inc.
5.75%, 02/01/25		205	195,490
7.38%, 05/15/27(e)		104	100,744
New Fortress Energy, Inc.(e)
6.75%, 09/15/25		390	368,862
6.50%, 09/30/26		321	298,113
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(e)		80	71,231
NGPL PipeCo LLC, 7.77%, 12/15/37(e)		186	193,536
Northern Oil & Gas, Inc., 8.13%, 03/01/28(e)		309	296,700
NuStar Logistics LP
5.75%, 10/01/25		41	39,415
6.00%, 06/01/26		124	119,400
6.38%, 10/01/30		2	1,849
Occidental Petroleum Corp.
6.95%, 07/01/24		9	9,171
5.88%, 09/01/25		38	37,862

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. (continued)
8.88%, 07/15/30	USD	23	$25,967
6.63%, 09/01/30		764	789,502
7.50%, 05/01/31		29	30,986
6.45%, 09/15/36		111	113,220
6.20%, 03/15/40		296	289,664
6.60%, 03/15/46		18	18,522
ONEOK, Inc., 4.35%, 03/15/29		90	83,177
PDC Energy, Inc., 6.13%, 09/15/24		68	67,612
Permian Resources Operating LLC(e)
5.38%, 01/15/26		80	72,823
6.88%, 04/01/27		36	33,921
Plains All American Pipeline LP/PAA Finance Corp., 3.80%, 09/15/30		142	123,410
Precision Drilling Corp., 6.88%, 01/15/29(e)		4	3,724
Range Resources Corp.
4.88%, 05/15/25		39	37,046
4.75%, 02/15/30(e)		5	4,406
Rockcliff Energy II LLC, 5.50%, 10/15/29(e)		149	136,328
Rockies Express Pipeline LLC, 4.95%, 07/15/29(e)		14	12,563
Sabine Pass Liquefaction LLC, 5.90%, 09/15/37		45	45,031
SM Energy Co.
5.63%, 06/01/25		22	21,120
6.75%, 09/15/26		46	44,659
6.63%, 01/15/27		7	6,743
6.50%, 07/15/28		23	22,052
Southwestern Energy Co.
5.38%, 02/01/29		92	85,290
4.75%, 02/01/32		52	44,439
Sunoco LP/Sunoco Finance Corp., 5.88%, 03/15/28		151	143,003
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(e)
6.00%, 03/01/27		14	13,071
5.50%, 01/15/28		11	9,755
6.00%, 12/31/30		10	8,647
6.00%, 09/01/31		41	35,251
Tap Rock Resources LLC, 7.00%, 10/01/26(e)		245	227,874
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.88%, 01/15/29		169	170,345
Transocean, Inc., 11.50%, 01/30/27(e)		167	167,417
Venture Global Calcasieu Pass LLC(e)
3.88%, 08/15/29		347	303,625
4.13%, 08/15/31		247	210,443
3.88%, 11/01/33		581	474,619
Vermilion Energy, Inc., 6.88%, 05/01/30(e)		51	46,542
Western Midstream Operating LP
4.75%, 08/15/28		95	86,763
5.45%, 04/01/44		217	180,266
5.30%, 03/01/48		39	32,067
5.50%, 08/15/48		17	14,110
5.50%, 02/01/50		156	128,513

			13,814,911

Security		Par (000)	Value

Personal Products — 0.0%
Coty, Inc./HFC Prestige Products, Inc./HFC
Prestige International U.S. LLC, 4.75%, 01/15/29(e)	USD	5	$4,525

Pharmaceuticals — 0.3%
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28(a)	EUR	100	93,777
Elanco Animal Health, Inc., 6.40%, 08/28/28	USD	50	47,575
Gruenenthal GmbH, 4.13%, 05/15/28(a)	EUR	100	96,073
Jazz Securities DAC, 4.38%, 01/15/29(e)	USD	200	178,230
Option Care Health, Inc., 4.38%, 10/31/29(e)		79	69,102
Organon & Co./Organon Foreign Debt Co.-Issuer BV(e)
4.13%, 04/30/28		200	177,080
5.13%, 04/30/31		200	173,176
PRA Health Sciences, Inc., 2.88%, 07/15/26(e)		200	181,011
Prestige Brands, Inc., 3.75%, 04/01/31(e)		70	57,727
Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 05/09/27	EUR	100	92,279
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	USD	35	30,367

			1,196,397

Real Estate — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.50%, 01/15/28(e)		30	27,529

Real Estate Management & Development — 0.2%
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/28(e)		101	96,390
DIC Asset AG, 2.25%, 09/22/26(a)	EUR	100	61,016
Howard Hughes Corp.(e)
5.38%, 08/01/28	USD	2	1,802
4.13%, 02/01/29		51	42,713
4.38%, 02/01/31		63	50,971
Realogy Group LLC/Realogy Co.-Issuer Corp.(e)
5.75%, 01/15/29		531	401,643
5.25%, 04/15/30		43	31,369
Starwood Property Trust, Inc., 4.38%, 01/15/27(e)		25	21,877
VICI Properties LP, 5.13%, 05/15/32		272	251,858

			959,639

Road & Rail — 0.1%
Seaspan Corp., 5.50%, 08/01/29(e)		101	76,538
United Rentals North America, Inc., 6.00%, 12/15/29		505	501,844

			578,382

Semiconductors & Semiconductor Equipment — 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		200	189,178
Broadcom, Inc.
4.11%, 09/15/28		47	43,710
4.15%, 11/15/30		27	24,196
2.45%, 02/15/31(e)		55	43,319
4.30%, 11/15/32		117	103,117
2.60%, 02/15/33(e)		70	52,542
3.42%, 04/15/33(e)		77	61,732
3.47%, 04/15/34(e)		3	2,393

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Marvell Technology, Inc., 2.95%, 04/15/31	USD	104	$83,651
Sensata Technologies BV, 4.00%, 04/15/29(e)		36	31,050
Sensata Technologies, Inc.(e)
4.38%, 02/15/30		231	201,087
3.75%, 02/15/31		49	40,309
Synaptics, Inc., 4.00%, 06/15/29(e)		121	101,948

			978,232

Software — 0.7%
Black Knight InfoServ LLC, 3.63%, 09/01/28(e)		122	105,835
Boxer Parent Co., Inc.(e)
7.13%, 10/02/25		148	143,932
9.13%, 03/01/26		318	300,006
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(e)		224	219,099
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29(e)		783	659,506
Elastic NV, 4.13%, 07/15/29(e)		120	96,924
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(e)		73	60,641
MicroStrategy, Inc., 6.13%, 06/15/28(e)		144	102,967
MSCI, Inc.(e)
3.63%, 09/01/30		64	53,200
3.88%, 02/15/31		11	9,146
3.63%, 11/01/31		41	33,906
3.25%, 08/15/33		58	44,791
Open Text Corp., 6.90%, 12/01/27		270	270,000
Oracle Corp.
6.15%, 11/09/29		175	181,644
2.95%, 04/01/30		29	24,726
6.25%, 11/09/32		545	570,408
PTC, Inc., 4.00%, 02/15/28(e)		80	72,003
SS&C Technologies, Inc., 5.50%, 09/30/27(e)		398	372,686
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(e)		188	129,479

			3,450,899

Specialty Retail(e) — 0.1%
Arko Corp., 5.13%, 11/15/29		58	45,541
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/29		253	237,616
Staples, Inc., 7.50%, 04/15/26		82	70,576

			353,733

Technology Hardware, Storage & Peripherals — 0.0%
Coherent Corp., 5.00%, 12/15/29(e)		189	162,999

Textiles, Apparel & Luxury Goods(e) — 0.0%
Crocs, Inc.
4.25%, 03/15/29		11	9,318
4.13%, 08/15/31		49	39,933
Kontoor Brands, Inc., 4.13%, 11/15/29		32	26,115
Levi Strauss & Co., 3.50%, 03/01/31		78	61,908

			137,274

Thrifts & Mortgage Finance — 0.1%
Enact Holdings, Inc., 6.50%, 08/15/25(e)		129	126,595
Home Point Capital, Inc., 5.00%, 02/01/26(e)		58	40,106
MGIC Investment Corp., 5.25%, 08/15/28		47	43,338

Security		Par (000)	Value

Thrifts & Mortgage Finance (continued)
Nationstar Mortgage Holdings, Inc.(e)
6.00%, 01/15/27	USD	54	$48,330
5.13%, 12/15/30		34	26,260
5.75%, 11/15/31		37	28,768
Rocket Mortgage LLC/Rocket Mortgage Co.- Issuer, Inc., 2.88%, 10/15/26(e)		98	84,002

			397,399

Transportation — 0.0%
XPO Escrow Sub LLC, 7.50%, 11/15/27		34	34,405

Utilities(e) — 0.0%
Consensus Cloud Solutions, Inc.
6.00%, 10/15/26		23	21,511
6.50%, 10/15/28		20	18,395
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28		42	37,659
Vistra Operations Co. LLC
5.50%, 09/01/26		5	4,817
5.00%, 07/31/27		5	4,640
4.38%, 05/01/29		45	38,773

			125,795

Wireless Telecommunication Services — 0.3%
Altice France SA/France(e)
8.13%, 02/01/27		334	304,234
5.50%, 01/15/28		229	179,334
SBA Communications Corp.
3.13%, 02/01/29		109	90,632
3.88%, 02/15/27		410	370,441
T-Mobile USA, Inc.
3.38%, 04/15/29		67	59,012
3.50%, 04/15/31		26	22,459
VICI Properties LP/VICI Note Co., Inc.(e)
5.63%, 05/01/24		18	17,825
3.50%, 02/15/25		34	32,056
4.63%, 06/15/25		161	154,359
4.50%, 09/01/26		3	2,823
4.25%, 12/01/26		34	31,719
4.63%, 12/01/29		133	121,030
4.13%, 08/15/30		124	108,520
Vmed O2 U.K. Financing I PLC, 4.75%, 07/15/31(e)		200	162,470

			1,656,914

Total Corporate Bonds — 21.6% (Cost: $126,743,895)			105,114,737

Floating Rate Loan Interests

Aerospace & Defense(h) — 3.3%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.98%, 05/25/28		2,456	2,057,406
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.98%, 05/25/28		499	418,456
Bleriot U.S. Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 8.73%, 10/31/26		808	798,401

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, (6 mo. LIBOR + 3.75%, 0.50% Floor), 7.06%, 08/03/29	USD	325	$315,429
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (1 mo. LIBOR + 3.50%), 7.92%, 04/06/26		1,172	1,114,524
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 7.92%, 04/06/26		2,179	2,073,268
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 9.94%, 04/09/26		762	590,783
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 12.09%, 02/01/29		1,474	1,398,219
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/01/28		5,048	4,920,761
TransDigm, Inc., 2020 Term Loan F, (3 mo. LIBOR + 2.25%), 6.98%, 12/09/25		2,369	2,337,439

			16,024,686

Air Freight & Logistics(h) — 0.3%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.49%, 04/06/28		510	466,238
Kestrel Bidco, Inc., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.35%, 12/11/26		364	330,277
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 12/15/28		688	571,766

			1,368,281

Airlines(h) — 2.1%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.99%, 04/20/28		1,434	1,425,900
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 8.13%, 08/11/28		1,793	1,768,733
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 6.14%, 01/29/27		147	139,355
2018 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 06/27/25		860	824,742
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 10.00%, 06/21/27		2,712	2,785,752
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.11%, 04/21/28		3,262	3,214,798

			10,159,280

Auto Components(h) — 2.2%
Adient U.S. LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/10/28		717	708,339
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/30/26		3,217	3,145,632
USI, Inc.
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 7.98%, 12/02/26		245	243,271

Security		Par (000)	Value

Auto Components (continued)
USI, Inc. (continued)
2022 Incremental Term Loan, (1 mo. SOFR CME + 3.75%, 0.50% Floor), 8.33%, 11/22/29	USD	4,303	$4,256,779
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 02/05/26		2,278	2,155,610

			10,509,631

Banks(h) — 0.7%
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 9.38%, 08/02/27		2,058	1,999,138
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 0.50% Floor), 9.38%, 10/29/28		1,405	1,329,695

			3,328,833

Beverages(h) — 0.7%
Naked Juice LLC
2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 10.68%, 01/24/30		1,565	1,230,776
Term Loan, (3 mo. SOFRTE + 3.25%, 0.50% Floor), 7.93%, 01/24/29		2,602	2,321,231

			3,552,007

Building Materials — 0.1%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 04/12/28(h)		313	279,651

Building Products(h) — 1.7%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/23/27		1,274	1,112,492
CPG International LLC, 2022 Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.92%, 04/28/29		705	684,075
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 07/28/28		720	669,670
LSF10 XL Bidco SCA, 2021 EUR Term Loan B4, (3 mo. EURIBOR + 3.93%), 6.13%, 04/12/28	EUR	853	733,573
New AMI I LLC, 2022 Term Loan B, (1 mo. SOFRTE + 6.00%, 0.50% Floor), 10.32%, 03/08/29	USD	735	626,769
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.25%, 0.50% Floor), 6.43%, 09/22/28		1,415	1,396,220
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 7.98%, 12/31/26		3,023	2,870,168

			8,092,967

Capital Markets(h) — 3.0%
Ascensus Holdings, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 0.50% Floor), 10.25%, 08/02/29		2,373	2,060,200
Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.25%, 08/02/28		3,099	2,953,439
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. SOFR CME + 3.75%, 1.00% Floor), 8.07%, 04/09/27		5,636	5,253,767
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 11.13%, 04/07/28		1,594	1,510,315
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 7.75%, 11/12/27		1,332	1,273,388

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Capital Markets (continued)
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 6.88%, 06/27/25	USD	—	(l)	$184
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 06/30/28		1,293		1,265,814
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/12/24		520		505,449

				14,822,556

Chemicals — 4.0%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.83%, 08/27/26(h)		2,899		2,718,467
Axalta Coating Systems U.S. Holdings, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 3.00%, 0.50% Floor), 7.51%, 12/20/29		1,068		1,068,000
CPC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.48%, 12/29/27(h)		644		462,703
Discovery Purchaser Corp., Term Loan, (3 mo. SOFR CME + 4.375%, 0.50% Floor), 7.97%, 10/04/29(h)		1,143		1,039,273
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 6.32%, 01/31/26(h)		1,746		1,740,826
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 06/30/27(h)		1,226		1,172,334
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 07/03/28(h)		944		862,490
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 7.23%, 03/02/26(h)		2,489		2,464,106
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 7.64%, 05/15/24(h)		1,323		1,317,056
OQ Chemicals Corp., 2017 USD Term Loan B2, (3 mo. LIBOR + 3.25%), 7.00%, 10/14/24(h)		1,515		1,427,379
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 6.91%, 06/09/28(h)		1,523		1,496,800
Pregis TopCo Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 07/31/26(h)		617		596,712
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.41%, 03/16/27(h)		931		902,558
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.39%, 08/02/28(h)		1,433		1,390,643
Starfruit Finco BV, 2018 USD Term Loan B, (3 mo. LIBOR + 2.75%), 7.16%, 10/01/25(h)		328		322,518
W.R. Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.50%, 09/22/28(h)		470		460,553

				19,442,418

Commercial Services & Supplies(h) — 3.3%
Allied Universal Holdco LLC, 2021 USD
Incremental Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.17%, 05/12/28		2,304		2,184,569

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Amentum Government Services Holdings LLC, 2022 Term Loan, (3 mo. SOFR CME + 4.00%), 8.64%, 02/15/29	USD	686	$666,490
Asurion LLC
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 7.38%, 11/03/24		907	878,689
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 7.63%, 12/23/26		668	594,368
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 9.63%, 01/31/28		985	764,490
2021 Second Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 9.63%, 01/20/29		1,402	1,083,550
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 10/08/28		612	608,082
Covanta Holding Corp.
2021 Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 11/30/28		992	983,522
2021 Term Loan C, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 11/30/28		75	74,229
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 8.63%, 11/27/26		1,693	1,678,100
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 8.48%, 05/09/25		432	399,801
Packers Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.54%, 03/09/28		1,124	980,924
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 6.50%, 09/23/26		1,479	1,464,587
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 8.38%, 08/27/25		3,230	3,203,034
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%, 0.50% Floor), 9.38%, 07/30/28		687	646,062

			16,210,497

Communications Equipment — 0.4%
ViaSat, Inc., Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.94%, 03/02/29(h)		1,788	1,735,952

Construction & Engineering(h) — 1.5%
Arc Falcon I, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 09/30/29(c)		815	702,937
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 8.49%, 06/21/24		2,161	1,928,521
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 7.39%, 01/21/28		925	910,849
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 06/02/28		2,409	2,298,879
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 05/12/28		1,546	1,472,398

			7,313,584

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials(h) — 1.5%
Core & Main LP, 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 6.88%, 07/27/28	USD	3,559	$3,507,075
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/29/25		2,099	2,073,933
Oscar AcquisitionCo. LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 04/29/29		959	905,280
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 7.57%, 06/01/26		762	734,612

			7,220,900

Containers & Packaging(h) — 1.5%
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 12/01/27		2,985	2,894,392
Mauser Packaging Solutions Holding Co.,
2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.37%, 04/03/24		2,028	1,977,062
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 07/31/26		540	524,212
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.94%, 08/18/27		1,028	822,696
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%, 0.50% Floor), 8.60%, 09/15/28		126	120,754
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 09/15/28		884	847,610

			7,186,726

Distributors — 1.3%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 6.38%, 01/15/27(h)		1,056	1,045,886
Dealer Tire Financial LLC, Term Loan B2, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.82%, 12/14/27		2,660	2,621,221
TMK Hawk Parent Corp.(h)
2020 Super Priority First Out Term Loan A, (3 mo. LIBOR + 9.50%, 1.00% Floor), 14.26%, 05/30/24(c)		1,009	922,906
2020 Super Priority Second Out Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 8.26%, 08/28/24		3,213	1,638,622

			6,228,635

Diversified Consumer Services — 1.9%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%, 0.75% Floor), 10.16%, 12/30/24(h)		1,258	1,200,462
Ascend Learning LLC(h)
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 12/10/29		681	581,404
2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 12/11/28		1,688	1,593,003
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.69%, 11/24/28(h)		812	795,564
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.33%, 07/11/25(h)		1,111	1,067,313

Security		Par (000)	Value

Diversified Consumer Services (continued)
OLA Netherlands BV, Term Loan, (1 mo. SOFR CME + 6.25%, 0.75% Floor), 10.67%, 12/15/26	USD	750	$705,216
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.16%, 10/28/27(h)		872	764,193
Serta Simmons Bedding LLC(h)
2020 Super Priority First Out Term Loan, (3 mo. LIBOR + 7.50%), 12.27%, 08/10/23		413	405,606
2020 Super Priority Second Out Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 12.27%, 08/10/23		845	384,650
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%, 0.50% Floor), 8.58%, 01/15/27(h)		1,658	1,613,731
Voyage Australia Pty. Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 07/20/28(c)(h)		288	272,909

			9,384,051

Diversified Financial Services(h) — 5.1%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 4.00%, 0.50% Floor), 8.73%, 02/16/28		380	373,036
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 8.88%, 07/31/26		914	892,343
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 02/04/28		1,524	1,509,134
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.52%, 10/22/26		1,361	1,346,837
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 6.88%, 09/01/28		1,384	1,341,769
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 11.65%, 12/01/28		330	256,987
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.15%, 12/01/27		501	461,588
EG America LLC, 2018 USD Term Loan, (3 mo. LIBOR + 4.00%), 8.73%, 02/07/25		1,137	1,071,075
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 10/01/27		2,822	2,641,914
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 07/03/24(c)		1,314	1,311,076
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 09/21/29		218	209,592
2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 09/23/28		529	520,646
LBM Acquisition LLC, Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 7.12%, 12/17/27		437	377,764
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 09/25/26		2,224	1,798,785
RVR Dealership Holdings LLC, Term Loan B, (1 mo. SOFRTE + 3.75%, 0.75% Floor), 8.17%, 02/08/28		640	587,511

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 6.73%, 11/05/28	USD	1,175	$1,167,362
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 6.91%, 01/23/25		1,699	1,651,264
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 8.73%, 07/30/25		916	892,092
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 9.73%, 09/01/25		3,329	2,333,932
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 02/28/27		1,458	1,412,915
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 8.07%, 10/19/27		1,089	1,051,165
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 6.82%, 04/30/28		1,876	1,826,173

			25,034,960

Diversified Telecommunication Services(h) — 1.4%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 11/30/27		332	316,783
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 10/02/27		713	626,918
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.50%, 05/01/28		1,753	1,668,397
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.92%, 11/04/26		1,583	1,566,859
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 03/01/27		1,299	1,242,269
Virgin Media SFA Finance Ltd., GBP Term Loan L, (1 mo. SONIA + 3.25%), 6.21%, 01/15/27	GBP	1,400	1,561,359

			6,982,585

Electric Utilities(h) — 0.8%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 7.24%, 12/15/27	USD	1,110	1,097,718
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 03/31/28		2,798	2,592,215

			3,689,933

Electrical Equipment(h) — 0.7%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 9.48%, 06/23/28		1,337	1,267,989
AZZ, Inc., Term Loan B, (1 mo. SOFR CME + 4.25%, 0.50% Floor), 8.67%, 05/13/29		228	238,072
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.88%, 03/31/27		2,135	2,086,540

			3,592,601

Security		Par (000)	Value

Electronic Equipment, Instruments & Components — 0.3%
Coherent Corp., 2022 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 07/02/29(h)	USD	1,488	$1,469,105

Entertainment — 0.2%
Delta 2 Lux SARL, Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 7.57%, 01/15/30(h)		1,104	1,102,620

Environmental, Maintenance & Security Service(h) — 0.5%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 09/07/27		1,735	1,732,165
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 11/02/27		1,068	945,438

			2,677,603

Equity Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 6.39%, 05/11/24(h)		270	267,870

Food & Staples Retailing(h) — 0.5%
Nomad Foods U.S. LLC, 2022 Term Loan B, (3 mo. SOFR CME + 3.75%, 0.50% Floor), 8.23%, 11/12/29		911	907,489
U.S. Foods, Inc.
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 09/13/26		631	623,634
2021 Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 11/22/28		854	848,582

			2,379,705

Food Products(h) — 2.3%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/01/25		1,178	976,116
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%, 0.75% Floor), 9.13%, 10/01/25		1,335	1,104,517
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.88%, 10/25/27		2,438	2,385,747
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 6.63%, 01/29/27		3,255	3,162,419
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 7.63%, 02/05/26		1,669	1,646,510
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 7.91%, 06/08/28		1,345	1,306,733
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.44%, 01/20/28		603	596,217

			11,178,259

Gas Utilities — 0.6%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 12/21/28(h)		3,018	2,863,161

Health Care Equipment & Supplies(h) — 1.4%
Electron BidCo, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 11/01/28		1,919	1,865,682

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Insulet Corp., Term Loan B, (3 mo. SOFR CME + 3.25%), 7.69%, 05/04/28	USD	675	$664,186
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 10/23/28		3,752	3,560,971
Venga Finance SARL, 2021 USD Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.48%, 12/04/28		568	519,303

			6,610,142

Health Care Providers & Services(h) — 2.5%
CHG Healthcare Services, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 09/29/28		899	877,660
Envision Healthcare Corp.
2022 First Out Term Loan, (3 mo. SOFR CME + 7.88%, 1.00% Floor), 12.61%, 03/31/27		210	185,931
2022 Second Out Term Loan, (3 mo. SOFR CME + 4.25%, 1.00% Floor), 8.83%, 03/31/27		1,397	475,001
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 8.48%, 02/18/27		1,935	1,541,484
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.50% Floor), 11.48%, 11/15/29		508	412,889
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.48%, 11/15/28		468	392,029
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 9.23%, 03/05/26		927	791,727
Ingenovis Health, Inc., Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.14%, 03/06/28		1,398	1,327,575
Orbcomm, Inc., Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.81%, 09/01/28		763	650,078
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 02/14/25		46	43,149
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.16%, 12/11/26		2,247	2,067,240
Surgery Center Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.05%, 08/31/26		509	502,262
Vizient, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.25%, 0.50% Floor), 6.67%, 04/28/29		292	291,872
WCG Purchaser Corp., 2019 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 8.38%, 01/08/27		1,404	1,270,281
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 12/22/28		1,600	1,595,869

			12,425,047

Security		Par (000)	Value

Health Care Services(h) — 0.3%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 07/24/26	USD	845	$771,788
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 11/01/29		536	493,120

			1,264,908

Health Care Technology(h) — 2.2%
AthenaHealth Group, Inc.
2022 Delayed Draw Term loan, (3 mo. SOFR CME + 3.50%), 7.82%, 02/15/29		321	96,283
2022 Term Loan B, (1 mo. SOFR CME + 3.50%, 0.50% Floor), 7.82%, 02/15/29		2,618	2,260,916
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 10/10/25		621	603,167
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 06/02/28		3,255	2,963,442
Press Ganey Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 07/24/26		2,310	2,117,806
Verscend Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 04/02/29(c)		2,740	2,698,900

			10,740,514

Hotels, Restaurants & Leisure — 5.8%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 02/02/26(h)		240	216,394
Aristocrat Technologies, Inc., 2022 Term Loan B, (3 mo. SOFR CME + 2.25%, 0.50% Floor), 6.93%, 05/24/29(h)		87	87,308
Bally’s Corp., 2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.54%, 10/02/28(h)		789	727,712
Burger King (Restaurant Brands Int), Term Loan B4, (3 mo. LIBOR + 1.75%), 6.14%, 11/19/26(h)		2,708	2,657,324
Caesars Resort Collection LLC(h)
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 12/23/24		1,195	1,191,581
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 7.88%, 07/21/25		604	601,965
Carnival Corp., USD Term Loan B, (1 mo. LIBOR + 3.00%, 0.75% Floor), 7.38%, 06/30/25(h)		1,238	1,183,945
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 6.39%, 03/17/28(h)		684	676,414
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 11.88%, 05/01/28(h)		808	805,010
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 7.73%, 03/08/24(h)		3,337	2,498,841
Fertitta Entertainment LLC, 2022 Term Loan B, (1 mo. SOFRTE + 4.00%, 0.50% Floor), 8.32%, 01/27/29(h)		3,262	3,095,314

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Flutter Financing B.V., 2022 USD Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 8.09%, 07/22/28(h)	USD	1,013	$1,007,693
Four Seasons Hotels Ltd., 2022 Term Loan B, (1 mo. SOFR CME + 3.25%, 0.50% Floor), 7.67%, 11/30/29(h)		2,379	2,378,015
IRB Holding Corp., 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 7.13%, 02/05/25(h)		1,371	1,356,695
Penn National Gaming, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.75%, 0.50% Floor), 7.17%, 05/03/29(h)		1,281	1,266,530
Playa Resorts Holding B.V., 2022 Term Loan B, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.58%, 01/05/29		411	399,956
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 03/13/28(h)		1,509	1,437,455
Scientific Games International, Inc., 2022 USD Term Loan, (1 mo. SOFR CME + 3.00%, 0.50% Floor), 7.42%, 04/14/29(h)		707	696,076
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 6.98%, 07/21/26(h)		1,045	1,028,821
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.25% Floor), 6.64%, 02/08/27(h)		1,958	1,908,196
Travelport Finance Luxembourg SARL(h)
2020 Super Priority Term Loan, (3 mo. LIBOR + 1.50%, 1.00% Floor, 8.75% PIK), 6.23%, 02/28/25(i)		31	30,569
2021 Consented Term Loan, (3 mo. LIBOR + 6.75%), 11.48%, 05/29/26		1,228	828,890
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 08/03/28(h)		1,986	1,916,849
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 05/30/25(h)		173	172,244

			28,169,797

Household Durables(h) — 1.1%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%, 0.50% Floor), 8.98%, 05/17/28		1,426	1,061,622
Hunter Douglas, Inc., USD Term Loan B1, (3 mo. SOFR CME + 3.50%), 7.86%, 02/26/29		2,088	1,828,735
Snap One Holdings Corp., Term Loan B, (1 mo. LIBOR + 4.50%, 0.50% Floor), 8.88%, 12/08/28(c)		515	469,717
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 10/06/28		723	589,317
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 10/30/27		1,701	1,428,829

			5,378,220

Security		Par (000)	Value

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.60%, 03/03/28(h)	USD	472	$462,168

Independent Power and Renewable Electricity Producers(h) — 0.7%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 01/15/25		655	652,897
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 6.38%, 08/12/26		1,040	1,025,264
Term Loan B9, (1 mo. LIBOR + 2.00%), 6.39%, 04/05/26		1,883	1,857,195

			3,535,356

Industrial Conglomerates — 1.6%
AVSC Holding Corp.
2020 Term Loan B1, (3 mo. LIBOR + 3.25%, 1.00% Floor), 7.68%, 03/03/25(h)		866	792,427
2020 Term Loan B3, (3 mo. LIBOR + 15.00%), 15.00%, 10/15/26		793	840,274
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.16%, 09/29/28(h)		1,519	1,466,257
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%, 0.75% Floor), 11.48%, 07/28/28(h)		956	809,332
Vertical U.S. Newco, Inc., Term Loan B, (6 mo. LIBOR + 3.50%, 0.50% Floor), 6.87%, 07/30/27(h)		1,674	1,611,109
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 6.89%, 03/02/27(h)		2,143	2,057,864

			7,577,263

Insurance(h) — 4.2%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/09/25		2,390	2,356,151
2021 Term Loan B4, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.85%, 11/06/27		3,283	3,204,027
Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/09/25		1,166	1,149,362
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 6.63%, 02/19/28		2,954	2,898,089
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27		1,281	1,241,954
2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 02/12/27		764	738,577
Hub International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 7.33%, 04/25/25		2,339	2,310,566
2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.53%, 04/25/25		2,971	2,940,920
2022 Term Loan B, (3 mo. SOFR CME + 4.00%, 0.75% Floor), 8.22%, 11/10/29		468	462,412
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 7.63%, 02/15/27		163	155,546

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Ryan Specialty Group LLC, Term Loan, (1 mo. SOFR CME + 3.00%, 0.75% Floor), 7.42%, 09/01/27	USD	1,171	$1,161,205
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 09/03/26		1,346	1,319,648
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 8.63%, 09/03/26		719	708,342

			20,646,799

Interactive Media & Services(h) — 1.5%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 2.75%, 0.75% Floor), 7.48%, 06/26/28		1,529	1,509,081
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.38%, 10/30/26		2,044	2,010,187
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 6.38%, 08/10/27		1,687	1,668,837
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.89%, 01/29/26		1,972	1,942,689

			7,130,794

Internet & Direct Marketing Retail(h) — 0.6%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. SOFR CME + 3.50%, 0.75% Floor), 7.24%, 11/08/27		1,612	1,557,414
Go Daddy Operating Co. LLC, 2022 Term Loan B5, (1 mo. SOFR CME + 3.25%), 7.57%, 10/21/29		1,275	1,271,634
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 02/12/27(c)		323	266,403

			3,095,451

Internet Software & Services — 0.3%
Uber Technologies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 8.23%, 02/25/27(h)		1,534	1,530,159

IT Services — 5.7%
Aruba Investments Holdings LLC(h)
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 0.75% Floor), 12.14%, 11/24/28		1,275	1,153,875
2020 USD Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.14%, 11/24/27		678	657,066
Boxer Parent Co., Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/02/25(h)		1,767	1,688,794
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 10/30/26(h)		1,882	1,849,788
CCC Intelligent Solutions, Inc., Term Loan, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 09/21/28(h)		1,477	1,462,309
CoreLogic, Inc.
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.50% Floor), 10.94%, 06/04/29		1,248	874,224
Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.94%, 06/02/28(h)		2,952	2,453,959
Fleetcor Technologies Operating Co. LLC,
2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 04/28/28(h)		1,941	1,918,189
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 12/01/27(h)		4,293	4,112,881

Security		Par (000)	Value

IT Services (continued)
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27(h)	USD	2,225	$1,832,028
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 12.73%, 10/09/28(h)		3,730	3,702,025
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 05/05/26(h)		851	793,023
Trans Union LLC(h)
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 6.13%, 11/16/26		1,636	1,611,216
2021 Term Loan B6, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 12/01/28		2,104	2,080,847
Virtusa Corp., First Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28(h)		598	575,953
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 6.63%, 03/31/28(h)		859	852,385
ZoomInfo LLC, 2021 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.48%, 02/02/26(h)		192	191,099

			27,809,661

Leisure Products(h) — 0.3%
Fender Musical Instruments Corp., 2021 Term Loan B, (3 mo. SOFRTE + 4.00%, 0.50% Floor), 8.42%, 12/01/28(c)		853	684,983
MND Holdings III Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 8.23%, 06/19/24		765	729,282
Peloton Interactive, Inc., Term Loan, (2 mo. SOFR CME + 6.50%, 0.50% Floor), 11.76%, 05/25/27		298	291,802

			1,706,067

Life Sciences Tools & Services(h) — 2.3%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 11/08/27		1,835	1,824,210
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.88%, 02/04/27		2,847	2,504,414
ICON Luxembourg SARL, LUX Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28		2,222	2,212,933
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3 mo. SOFRTE + 3.00%, 0.50% Floor), 6.96%, 10/19/27		1,294	1,267,937
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/15/28		2,982	2,866,746
PRA Health Sciences, Inc., US Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28		553	551,355

			11,227,595

Machinery(h) — 2.9%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%, 0.50% Floor), 9.57%, 08/17/26		1,607	1,515,519
Clark Equipment Co., 2022 Term Loan B, (3 mo. SOFR CME + 2.50%, 0.50% Floor), 7.18%, 04/20/29		263	258,986

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Machinery (continued)
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.50%, 05/14/28	USD	343		$338,020
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 10/21/28		1,026		1,005,492
Fluidra SA, 2022 USD Term Loan B, (1 mo. SOFR CME + 2.00%), 6.42%, 01/29/29		269		255,210
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. SOFR CME + 1.75%), 6.17%, 03/01/27		2,476		2,453,240
Madison IAQ LLC, Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.99%, 06/21/28		3,262		3,027,179
SPX Flow, Inc., 2022 Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.92%, 04/05/29		1,201		1,112,120
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 8.15%, 03/28/25		4,206		3,919,705
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 10/04/28		111		110,464

				13,995,935

Media(h) — 10.2%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 6.83%, 07/15/25		646		624,398
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 6.83%, 01/31/26		1,723		1,653,778
Altice France SA/France, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 8.65%, 08/14/26		2,773		2,573,553
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 7.27%, 04/22/26		1,313		706,996
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 6.38%, 05/03/28		430		419,253
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 6.14%, 04/30/25		2,567		2,550,145
City Football Group Ltd., Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.36%, 07/21/28		1,473		1,373,132
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 7.91%, 08/21/26		3,364		3,057,309
CMG Media Corp., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 8.23%, 12/17/26		—	(l)	192
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 12/11/26		7,205		7,111,922
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 6.57%, 07/17/25		576		542,734
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 6.82%, 04/15/27		1,836		1,633,892
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 7.13%, 01/07/28		471		456,930
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 7.64%, 12/01/23		749		558,046
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 03/24/25		1,514		1,442,265

Security		Par (000)	Value

Media (continued)
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 10/17/26	USD	2,250	$2,194,100
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 09/13/24		3,440	3,337,013
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 8.13%, 09/13/24		1,677	1,627,604
2021 2nd Lien Term Loan, (3 mo. SOFR CME + 6.25%), 10.65%, 02/23/29		1,724	1,536,757
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 6.88%, 09/18/26		912	903,386
Sinclair Television Group, Inc., 2022 Term Loan B4, (1 mo. SOFR CME + 3.75%), 8.17%, 04/21/29		1,573	1,491,687
UFC Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.75% Floor), 7.11%, 04/29/26		769	740,378
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 2.93%), 7.24%, 01/31/29		672	655,096
Virgin Media Bristol LLC
2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 7.57%, 01/31/29		1,212	1,198,971
USD Term Loan N, (1 mo. LIBOR + 2.50%), 6.82%, 01/31/28		2,578	2,531,284
Voyage Digital Ltd., USD Term Loan B, (3 mo. SOFRTE + 4.50%, 0.50% Floor), 8.78%, 05/11/29(c)		881	865,165
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 7.14%, 05/18/25		2,584	2,522,957
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.13%), 6.51%, 01/20/28		1,854	1,830,090
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/09/27		4,386	3,540,183

			49,679,216

Oil, Gas & Consumable Fuels(h) — 1.4%
Ascent Resources Utica Holdings LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 12.94%, 11/01/25		555	585,415
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 12/13/25		1,061	1,003,347
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 06/28/24		46	28,764
2020 Take Back Term Loan, (1 mo. LIBOR + 1.00%), 5.38%, 06/30/25		343	179,375
M6 ETX Holdings II Midco LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.16%, 09/19/29		229	229,209
Medallion Midland Acquisition LLC, 2021 Term Loan, (3 mo. SOFR CME + 3.75%, 0.75% Floor), 8.59%, 10/18/28		1,672	1,654,036
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%, 0.50% Floor), 5.93%, 01/31/28		565	566,097
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.92%, 10/05/28		2,688	2,651,763

			6,898,006

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Personal Products(h) — 1.1%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3 mo. SOFRTE + 6.00%, 1.00% Floor), 10.51%, 12/22/26	USD	355	$342,082
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 07/03/28		178	176,610
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.48%, 10/01/26		5,305	5,071,807

			5,590,499

Pharmaceuticals(h) — 2.0%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.50%), 8.09%, 05/04/25		1,065	951,250
Bausch Health Cos., Inc., 2022 Term Loan B, (1 mo. SOFR CME + 5.25%, 0.50% Floor), 9.67%, 02/01/27		979	740,861
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 02/22/28		1,851	1,818,636
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 5.87%, 08/01/27		1,280	1,226,719
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 05/05/28		1,915	1,895,380
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 10/27/28		608	602,520
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 7.75%, 06/02/28		1,360	1,344,648
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 7.73%, 11/18/27(c)		1,281	1,188,758

			9,768,772

Professional Services(h) — 1.2%
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (1 mo. SOFR CME + 3.25%), 7.57%, 01/18/29		620	609,072
Term Loan, (1 mo. LIBOR + 3.25%), 7.64%, 02/06/26		2,021	1,998,829
Element Materials Technology Group
U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29		529	515,863
2022 USD Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29		1,147	1,117,702
Galaxy U.S. Opco, Inc., Term Loan, (1 mo. SOFR CME + 4.75%, 0.50% Floor), 9.07%, 04/29/29		1,749	1,578,473

			5,819,939

Security		Par (000)		Value

Real Estate Management & Development(h) — 0.8%
Chariot Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/03/28	USD	2,150		$2,023,048
Cushman & Wakefield U.S. Borrower LLC,
2020 Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 08/21/25		2,038		1,987,235

				4,010,283

Road & Rail(h) — 0.4%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 08/06/27		569		549,645
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 9.58%, 08/04/25		1,327		1,182,801

				1,732,446

Semiconductors & Semiconductor Equipment(h) — 0.3%
MKS Instruments, Inc., 2022 USD Term Loan B, 08/17/29(m)		993		978,866
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 6.42%, 09/19/26		—	(l)	21
Synaptics, Inc., Term Loan B, (6 mo. LIBOR + 2.25%, 0.50% Floor), 7.40%, 12/02/28		548		535,731

				1,514,618

Software — 10.6%
Applied Systems, Inc.
2021 2nd Lien Term Loan, (3 mo. SOFR CME + 6.75%, 0.75% Floor), 11.33%, 09/19/25(h)		630		622,913
2022 Extended 1st Lien Term Loan, 09/18/26(m)		431		428,306
Barracuda Networks, Inc., 2022 Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 8.59%, 08/15/29(h)		661		636,305
Central Parent, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 07/06/29(h)		634		627,514
Cloudera, Inc.(h)
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%, 0.50% Floor), 10.38%, 10/08/29		676		562,209
2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/08/28		1,234		1,157,551
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/16/28(h)		1,050		934,558
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/28/24(h)		497		416,225
E2open LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.68%, 02/04/28(h)		250		244,994
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 12.13%, 07/31/28(h)		1,886		1,854,881
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 3.75%), 8.48%, 03/11/28(h)		1,192		1,166,835
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 7.19%, 10/27/28(h)		3,343		3,273,025
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 6.12%, 10/30/28(c)(h)		639		626,387

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
IPS Corp.(h)
2021 2nd Lien Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 11.38%, 10/01/29(c)	USD	919	$771,960
2021 Delayed Draw Term Loan, 3.50%, 10/02/28		94	83,205
2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 10/02/28		523	465,147
Magenta Buyer LLC(h)
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.17%, 07/27/28		2,094	1,782,771
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 12.67%, 07/27/29		1,907	1,493,734
McAfee Corp., 2022 USD Term Loan B, (1 mo. SOFR CME + 3.75%), 7.97%, 03/01/29(h)		3,035	2,817,432
Planview Parent, Inc.(h)
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 11.98%, 12/18/28		824	729,240
Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 12/17/27		901	834,615
Proofpoint, Inc.(h)
1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.98%, 08/31/28		2,469	2,368,777
2nd Lien Term Loan, (3 mo. LIBOR + 6.25%, 0.50% Floor), 10.98%, 08/31/29		1,281	1,225,494
RealPage, Inc.(h)
1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 04/24/28		5,429	5,151,907
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 10.88%, 04/23/29		2,629	2,517,348
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 7.63%, 05/30/25(h)		578	549,736
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. SOFR CME + 3.00%), 7.09%, 08/01/25(h)		2,406	2,385,509
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 10/07/27(h)		1,964	1,891,061
SS&C Technologies, Inc.(h)
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 6.13%, 04/16/25		388	381,081
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 04/16/25		315	309,601
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 6.13%, 04/16/25		1,639	1,608,606
Tempo Acquisition LLC, 2022 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.32%, 08/31/28(h)		4,209	4,192,295
TIBCO Software, Inc., 2022 USD Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 03/30/29(h)		3,298	2,939,342
Ultimate Software Group, Inc.(h)
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.00%, 05/03/27		1,216	1,113,447
2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.00%, 05/04/26		1,101	1,046,097
Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 05/04/26		2,255	2,170,615

			51,380,723

Security		Par (000)	Value

Specialty Retail(h) — 3.7%
Belron Finance U.S. LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 6.94%, 11/13/25	USD	1,967	$1,954,746
2019 USD Term Loan B3, (3 mo. LIBOR + 2.25%), 6.69%, 10/30/26		1,128	1,121,059
2021 USD Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 7.06%, 04/13/28		1,711	1,691,055
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.50% Floor), 8.98%, 03/31/26		500	466,380
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/24/28(c)		596	584,060
Mavis Tire Express Services Corp., 2021 Term Loan B, (1 mo. SOFR CME + 4.00%, 0.75% Floor), 8.50%, 05/04/28		2,644	2,517,211
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 8.63%, 08/31/26		1,838	1,561,204
Midas Intermediate Holdco II LLC, (1 mo. SOFR CME + 8.35%, 0.75% Floor), 12.67%, 06/30/27		2,741	2,366,414
PetSmart, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28		3,255	3,178,613
Restoration Hardware, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.25%, 0.50% Floor), 7.67%, 10/20/28		751	700,650
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/01/28		812	754,015
Woof Holdings, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.10%, 12/21/27		482	452,657
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 0.75% Floor), 11.60%, 12/21/28		495	445,500

			17,793,564

Technology Hardware, Storage & Peripherals — 0.1%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 9.38%, 07/23/26(h)		688	456,195

Textiles, Apparel & Luxury Goods — 0.2%
Crocs, Inc., Term Loan B, (3 mo. SOFRTE + 3.50%, 0.50% Floor), 7.80%, 02/20/29(h)		1,179	1,154,227

Trading Companies & Distributors(h) — 0.5%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 05/19/28		1,214	1,202,384
ION Trading Finance Ltd., 2021 USD Term Loan, (3 mo. LIBOR + 4.75%), 9.48%, 04/03/28		595	562,641
SRS Distribution, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.50%), 7.92%, 06/02/28		864	823,915

			2,588,940

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services(h) — 0.9%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.16%, 04/30/28	USD	963	$953,909
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 04/11/25		3,301	3,286,011

			4,239,920

Total Floating Rate Loan Interests — 108.9% (Cost: $558,203,105)			530,032,281

		Shares

Investment Companies

Fixed Income Funds — 0.1%
Invesco Senior Loan ETF		16,200	332,586

Total Investment Companies — 0.1% (Cost: $349,754)			332,586

		Benefical Interest (000)

Other Interests

IT Services(c)(n) — 0.0%
Millennium Corp. Claim	USD	1,084	—
Millennium Lender Claim Trust		1,156	—

Total Other Interests — 0.0% (Cost:$ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 0.4%

Aerospace & Defense — 0.0%
Air France-KLM, 6.50%, 12/31/99	EUR	100	105,258

Automobiles — 0.0%
General Motors Financial Co., Inc., Series C, 5.70%(g)(h)	USD	50	42,319

Banks — 0.0%
PNC Financial Services Group, Inc., Series V, 6.20%(g)(h)		92	89,907

Diversified Financial Services(g)(h) — 0.3%
Barclays PLC, 4.38%		200	152,500
HSBC Holdings PLC, 6.00%		600	550,686
JPMorgan Chase & Co.
Series FF, 5.00%		765	699,922
Series HH, 4.60%		166	146,287

			1,549,395

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 7.13%(a)(g)(h)	EUR	100	109,186

Electric Utilities — 0.0%
Edison International, Series B, 5.00%(g)(h)	USD	55	45,977

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.0%
Vistra Corp., 7.00%(e)(g)(h)	USD	77	$70,065

Utilities — 0.1%
Electricite de France SA, 3.38%(a)(g)(h)	EUR	200	154,248

			2,166,355

		Shares

Preferred Stocks — 0.1%

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 5.50%(g)(h) .		13,550	334,008

Insurance — 0.0%
Alliant Holdings, Inc.(c)		83	75,612

			409,620

Total Preferred Securities — 0.5% (Cost: $2,865,053)			2,575,975

Warrants

Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Expires 06/30/27, Strike Price USD 10.00)(b)		3,030	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/27/24, Strike Price USD 36.00)(b)		1,152	14,515

Transportation Infrastructure — 0.0%
Turbo Cayman Ltd.(b)(c)		1	—

Total Warrants — 0.0% (Cost: $ — )			14,515

Total Long-Term Investments — 131.3% (Cost: $702,238,011)			638,698,802

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(o)(p)		482,274	482,274

Total Short-Term Securities — 0.1% (Cost: $482,274)			482,274

Total Investments — 131.4% (Cost: $702,720,285)			639,181,076

Liabilities in Excess of Other Assets — (31.4)%			(152,615,923)

Net Assets — 100.0%			$486,565,153

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,603, representing less than 0.05% of its net assets as of period end, and an original cost of $255,714.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Perpetual security with no stated maturity date.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

(h)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Rounds to less than 1,000.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(o)	Affiliate of the Fund.
(p)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$435,992	$46,282	(a)	$—	$—	$—	$482,274	482,274	$49,288	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	287,887	GBP	236,000	Morgan Stanley & Co. International PLC	03/15/23	$2,078
USD	1,686,364	GBP	1,379,000	Westpac Banking Corp.	03/15/23	16,322

						18,400

USD	822,277	EUR	768,000	Bank of America N.A.	03/15/23	(3,771)
USD	1,987,038	EUR	1,859,000	Bank of America N.A.	03/15/23	(12,471)

						(16,242)

						$2,158

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.38.V2	5.00%	Quarterly	06/20/27	B		USD	3,906	$88,308	$27,708	$60,600

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/23	N/R		USD	170	$(1,898)	$(2,662)	$764
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	B+		EUR	10	(1,513)	(351)	(1,162)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	B+		EUR	5	(768)	179	(947)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR	5	(747)	183	(930)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International Morgan Stanley & Co.	12/20/26	B+		EUR	10	(1,513)	347	(1,860)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	International PLC	12/20/26	B+		EUR	10	(1,513)	411	(1,924)
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	20	762	829	(67)
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC-		EUR	15	(3,864)	(3,529)	(335)

									$(11,054)	$(4,593)	$(6,461)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$27,708	$—	$60,600	$—
OTC Swaps	1,949	(6,542)	764	(7,225)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$18,400	$—	$—	$18,400
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	60,600	—	—	—	—	60,600
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,713	—	—	—	—	2,713

	$—	$63,313	$—	$18,400	$—	$—	$81,713

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$16,242	$—	$—	$16,242
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	13,767	—	—	—	—	13,767

	$—	$13,767	$—	$16,242	$—	$—	$30,009

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(374)	$—	$(374)
Forward foreign currency exchange contracts	—	—	—	600,851	—	—	600,851
Options purchased(a)	—	(1,296)	—	—	(486)	—	(1,782)
Swaps	—	14,460	—	—	—	—	14,460

	$—	$13,164	$—	$600,851	$(860)	$—	$613,155

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$90,227	$—	$—	$90,227
Swaps	—	(57,967)	—	—	—	—	(57,967)

	$—	$(57,967)	$—	$90,227	$—	$—	$32,260

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,778,718
Options:
Average value of option contracts purchased	$—	(a)
Average notional value of swaption contracts purchased	$—	(a)
Credit default swaps:
Average notional value — sell protection	$6,039,048

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$18,400	$16,242
Swaps — centrally cleared	14	—
Swaps — OTC(a)	2,713	13,767

Total derivative assets and liabilities in the Statements of Assets and Liabilities	21,127	30,009

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(14)	—

Total derivative assets and liabilities subject to an MNA	$21,113	$30,009

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Barclays Bank PLC	$943	$(943)	$—	$—	$—
Credit Suisse International	1,359	(1,359)	—	—	—
Morgan Stanley & Co. International PLC	2,489	(1,924)	—	—	565
Westpac Banking Corp.	16,322	—	—	—	16,322

	$21,113	$(4,226)	$—	$—	$16,887

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offse	t(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)

Bank of America N.A	$21,619	$—		$—	$—	$21,619
Barclays Bank PLC	3,609	(943)		—	(2,666)	—
Credit Suisse International	2,857	(1,359)		—	—	1,498
Morgan Stanley & Co. International PLC	1,924	(1,924)		—	—	—

	$30,009	$(4,226)		$—	$(2,666)	$23,117

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$163,074	$—	$163,074
Common Stocks
Construction & Engineering	45,275	—	—	45,275
Diversified Financial Services	—	—	10,753	10,753
Electrical Equipment	30,777	—	—	30,777
Metals & Mining	—	832	1,603	2,435
Oil, Gas & Consumable Fuels	149,577	—	—	149,577
Semiconductors & Semiconductor Equipment	3,421	—	—	3,421
Specialty Retail	—	223,396	—	223,396
Corporate Bonds
Aerospace & Defense	—	4,349,477	—	4,349,477
Airlines	—	3,245,196	—	3,245,196
Auto Components	—	2,018,652	1	2,018,653
Automobiles	—	1,700,459	—	1,700,459
Banks	—	230,066	—	230,066
Beverages	—	1,946,719	—	1,946,719
Building Materials	—	972,004	—	972,004
Building Products	—	1,433,566	—	1,433,566
Capital Markets	—	2,022,627	—	2,022,627
Chemicals	—	2,797,620	—	2,797,620
Commercial Services & Supplies	—	1,081,045	—	1,081,045
Communications Equipment	—	625,772	—	625,772
Construction Materials	—	174,968	—	174,968
Consumer Discretionary	—	2,391,468	—	2,391,468
Consumer Finance	—	3,151,227	—	3,151,227
Containers & Packaging	—	568,012	—	568,012
Diversified Consumer Services	—	2,449,919	—	2,449,919
Diversified Financial Services	—	1,675,465	—	1,675,465
Diversified Telecommunication Services	—	3,394,329	—	3,394,329
Electric Utilities	—	518,041	—	518,041
Electrical Equipment	—	364,931	—	364,931
Electronic Equipment, Instruments & Components	—	1,268,478	—	1,268,478
Energy Equipment & Services	—	725,371	—	725,371
Environmental, Maintenance & Security Service	—	842,972	—	842,972
Equity Real Estate Investment Trusts (REITs)	—	1,352,679	—	1,352,679
Food & Staples Retailing	—	1,250,986	—	1,250,986

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Food Products	$—	$1,202,890	$—	$1,202,890
Gas Utilities	—	24,649	—	24,649
Health Care Equipment & Supplies	—	309,236	—	309,236
Health Care Providers & Services	—	3,556,065	—	3,556,065
Health Care Technology	—	671,961	—	671,961
Hotels, Restaurants & Leisure	—	4,565,071	—	4,565,071
Household Durables	—	838,681	—	838,681
Household Products	—	111,233	—	111,233
Independent Power and Renewable Electricity Producers	—	698,524	—	698,524
Insurance	—	2,473,223	—	2,473,223
Interactive Media & Services	—	447,204	—	447,204
Internet Software & Services	—	2,021,817	—	2,021,817
IT Services	—	3,011,328	—	3,011,328
Leisure Products	—	176,761	—	176,761
Machinery	—	2,517,181	—	2,517,181
Marine	—	51,735	—	51,735
Media	—	12,522,465	—	12,522,465
Metals & Mining	—	2,654,557	—	2,654,557
Mortgage Real Estate Investment Trusts (REITs)	—	8,922	—	8,922
Multiline Retail	—	89,978	—	89,978
Multi-Utilities	—	72,295	—	72,295
Offshore Drilling & Other Services	—	657,878	—	657,878
Oil, Gas & Consumable Fuels	77,168	13,737,743	—	13,814,911
Personal Products	—	4,525	—	4,525
Pharmaceuticals	—	1,196,397	—	1,196,397
Real Estate	—	27,529	—	27,529
Real Estate Management & Development	—	959,639	—	959,639
Road & Rail	—	578,382	—	578,382
Semiconductors & Semiconductor Equipment	—	978,232	—	978,232
Software	—	3,450,899	—	3,450,899
Specialty Retail	—	353,733	—	353,733
Technology Hardware, Storage & Peripherals	—	162,999	—	162,999
Textiles, Apparel & Luxury Goods	—	137,274	—	137,274
Thrifts & Mortgage Finance	—	397,399	—	397,399
Transportation	—	34,405	—	34,405
Utilities	—	125,795	—	125,795
Wireless Telecommunication Services	—	1,656,914	—	1,656,914
Floating Rate Loan Interests	—	518,666,120	11,366,161	530,032,281
Investment Companies	332,586	—	—	332,586
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts
Aerospace & Defense	105,258	—	—	105,258
Automobiles	—	42,319	—	42,319
Banks	—	89,907	—	89,907
Diversified Financial Services	—	1,549,395	—	1,549,395
Diversified Telecommunication Services	—	109,186	—	109,186
Electric Utilities	—	45,977	—	45,977
Independent Power and Renewable Electricity Producers	—	70,065	—	70,065
Utilities	—	154,248	—	154,248
Preferred Stocks	334,008	—	75,612	409,620
Warrants	14,515	—	—	14,515
Short-Term Securities
Money Market Funds	482,274	—	—	482,274
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(42,384)	—	(42,384)

	$1,574,859	$626,109,703	$11,454,130	$639,138,692

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$61,364	$—	$61,364
Foreign Currency Exchange Contracts	—	18,400	—	18,400

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Credit Contracts	$—	$(7,225)	$—	$(7,225)
Foreign Currency Exchange Contracts	—	(16,242)	—	(16,242)

	$—	$56,297	$—	$56,297

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $164,000,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Preferred Stocks	Unfunded Floating Rate Loan Interests	Total

Assets/Liabilities
Opening balance, as of December 31, 2021	$11,700	$1	$26,559,403	—	(a)	$86,236	$(259)	$26,657,081
Transfers into Level 3(b)	—	—	7,499,870	—		—	—	7,499,870
Transfers out of Level 3(c)	—	—	(12,270,852)	—		—	259	(12,270,593)
Accrued discounts/premiums	—	—	23,129	—		—	—	23,129
Net realized gain (loss)	—	—	61,645	—		—	—	61,645
Net change in unrealized appreciation (depreciation)(d)(e)	656	—	(840,677)	—		(10,624)	—	(850,645)
Purchases	—	—	1,052,992	—		—	—	1,052,992
Sales	—	—	(10,719,349)	—		—	—	(10,719,349)

Closing balance, as of December 31, 2022	$12,356	$1	$11,366,161	—	(a)	$75,612	$—	$11,454,130

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(e)	$656	$—	$(724,235)	—		$(10,624)	$—	$(734,203)

(a)	Rounds to less than $1.
(b)

As of December 31, 2021, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)

As of December 31, 2021, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(a)		123,933	$39,659

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(b)		309,827,230	3,098

Electrical Equipment — 0.0%
SunPower Corp.(a)		1,860	33,536

Metals & Mining — 0.0%
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $214,007)(b)(c)		6,099	1,342

Semiconductors & Semiconductor Equipment — 0.0%
Maxeon Solar Technologies Ltd.(a)		232	3,726

Software — 0.0%
Avaya Holdings Corp.(a)		66	13

Specialty Retail — 0.1%
NMG Parent LLC		3,613	548,437

Total Common Stocks — 0.1% (Cost: $5,727,052)			629,811

		Par (000)

Corporate Bonds

Airlines — 0.3%
Allegiant Travel Co., 8.50%, 02/05/24(a)(d)	USD	1,195	1,192,012

Auto Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25(a)(d)		446	447,031

Building Materials — 0.0%
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)(d)		118	109,861

Building Products — 0.0%
White Cap Buyer LLC, 6.88%, 10/15/28(a)(d)		250	216,252

Capital Markets — 0.0%
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27(a)(d)		119	119,595

Chemicals(a)(d) — 0.1%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28		51	42,698
WR Grace Holdings LLC, 5.63%, 08/15/29		388	313,221

			355,919

Construction Materials — 0.2%
Wesco Aircraft Holdings, Inc., 9.00%, 11/15/26(a)(d)		1,028	688,760

Diversified Telecommunication Services — 0.0%
Zayo Group Holdings, Inc., 6.13%, 03/01/28(a)(d)		251	142,337

Electric Utilities(a) — 0.0%
Pike Corp., 5.50%, 09/01/28(d)		144	125,891
Texas Competitive Electric Holdings, 1.00%, 11/10/21(b)(e)		1,710	—

			125,891

Electronic Equipment, Instruments & Components — 0.2%
Vertiv Group Corp., 4.13%, 11/15/28(a)(d)		901	765,850

Security		Par (000)	Value

Health Care Providers & Services — 0.1%
Medline Borrower LP, 5.25%, 10/01/29(a)(d)	USD	384	$305,000

Hotels, Restaurants & Leisure(a)(d) — 0.2%
Caesars Entertainment, Inc., 4.63%, 10/15/29		390	317,386
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 01/15/30		641	517,030

			834,416

Insurance — 0.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(a)(d)		357	320,893

Internet Software & Services(a)(d) — 0.2%
Expedia Group, Inc., 6.25%, 05/01/25		337	339,857
Uber Technologies, Inc., 4.50%, 08/15/29		381	331,948

			671,805

Machinery — 0.2%
Madison IAQ LLC, 5.88%, 06/30/29(a)(d)		1,203	824,535

Media — 0.3%
Liberty Broadband Corp., 2.75%, 09/30/50(a)(d)		513	499,637
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(a)(d)(f)		244	71,765
Odeon Finco PLC, 12.75%, 11/01/27		607	528,090
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(a)(d)		573	420,983

			1,520,475

Oil, Gas & Consumable Fuels — 0.1%
Occidental Petroleum Corp., 6.63%, 09/01/30(a)		619	639,662

Real Estate Management & Development — 0.1%
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.75%, 01/15/29(a)(d)		510	385,759

Wireless Telecommunication Services — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25(a)(d)		138	132,308

Total Corporate Bonds — 2.2% (Cost: $11,243,440)			9,798,361

Floating Rate Loan Interests(g)

Aerospace & Defense — 3.1%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.98%, 05/25/28		2,847	2,384,935
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.98%, 05/25/28		579	485,071
Bleriot U.S. Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 8.73%, 10/31/26		707	699,130
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, (6 mo. LIBOR + 3.75%, 0.50% Floor), 7.06%, 08/03/29		373	361,873
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 9.94%, 04/09/26		762	590,782
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 12.09%, 02/01/29		1,700	1,611,844

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
Peraton Corp. (continued)
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/01/28	USD	5,700	$5,556,431
TransDigm, Inc., 2020 Term Loan F, (3 mo. LIBOR + 2.25%), 6.98%, 12/09/25		2,520	2,486,457

			14,176,523

Air Freight & Logistics — 0.3%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.49%, 04/06/28		579	529,488
Kestrel Bidco, Inc., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.35%, 12/11/26		414	375,369
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 12/15/28		806	669,836

			1,574,693

Airlines — 2.6%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.99%, 04/20/28		1,636	1,626,782
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 8.13%, 08/11/28		2,037	2,009,250
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 6.14%, 01/29/27		275	261,226
2018 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 06/27/25		1,253	1,201,601
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 10.00%, 06/21/27		3,109	3,194,013
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.11%, 04/21/28		3,688	3,635,046

			11,927,918

Auto Components — 2.4%
Adient U.S. LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/10/28		813	802,719
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/30/26		3,646	3,565,477
USI, Inc.
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 7.98%, 12/02/26		213	211,540
2022 Incremental Term Loan, (1 mo. SOFR CME + 3.75%, 0.50% Floor), 8.33%, 11/22/29		3,731	3,690,755
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 02/05/26		2,572	2,433,729

			10,704,220

Banks — 0.8%
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 9.38%, 08/02/27		2,373	2,305,038
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 0.50% Floor), 9.38%, 10/29/28		1,605	1,518,982

			3,824,020

Security		Par (000)	Value

Beverages — 0.9%
Naked Juice LLC
2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 10.68%, 01/24/30	USD	1,804	$1,418,900
Term Loan, (3 mo. SOFRTE + 3.25%, 0.50% Floor), 7.93%, 01/24/29		3,007	2,682,425

			4,101,325

Building Materials — 0.1%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 04/12/28		266	237,835

Building Products — 2.0%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/23/27		1,466	1,280,021
CPG International LLC, 2022 Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.92%, 04/28/29		798	774,060
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 07/28/28		819	762,029
LSF10 XL Bidco SCA, 2021 EUR Term Loan B4, (3 mo. EURIBOR + 3.93%), 6.13%, 04/12/28	EUR	853	733,573
New AMI I LLC, 2022 Term Loan B, (1 mo. SOFRTE + 6.00%, 0.50% Floor), 10.32%, 03/08/29	USD	846	721,363
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.25%, 0.50% Floor), 6.43%, 09/22/28		1,611	1,589,639
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 7.98%, 12/31/26		3,172	3,011,687

			8,872,372

Capital Markets — 3.9%
Ascensus Holdings, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 0.50% Floor), 10.25%, 08/02/29		2,698	2,343,173
Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.25%, 08/02/28		3,545	3,378,238
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. SOFR CME + 3.75%, 1.00% Floor), 8.07%, 04/09/27		6,179	5,759,578
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 11.13%, 04/07/28		1,806	1,711,185
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 7.75%, 11/12/27		1,515	1,448,316
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 6.88%, 06/27/25		614	612,021
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 06/30/28		1,470	1,438,958
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/12/24		1,170	1,136,132

			17,827,601

Chemicals — 4.6%
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (6 mo. SOFR CME + 4.75%, 0.75% Floor), 8.83%, 08/27/26		2,514	2,355,542
Axalta Coating Systems U.S. Holdings, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 3.00%, 0.50% Floor), 7.51%, 12/20/29		1,252	1,252,000
CPC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.48%, 12/29/27		728	523,455

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Discovery Purchaser Corp., Term Loan, (3 mo. SOFR CME + 4.375%, 0.50% Floor), 7.97%, 10/04/29	USD	1,328	$1,207,484
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 6.32%, 01/31/26		1,985	1,976,634
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 06/30/27		1,392	1,330,459
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 07/03/28		1,074	981,343
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 7.23%, 03/02/26		2,162	2,140,150
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 7.64%, 05/15/24		1,498	1,491,717
OQ Chemicals Corp., 2017 USD Term Loan B2, (3 mo. LIBOR + 3.25%), 7.00%, 10/14/24		1,719	1,619,193
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 6.91%, 06/09/28		1,730	1,700,118
Pregis TopCo Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 07/31/26		701	676,377
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.41%, 03/16/27		1,054	1,021,852
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.39%, 08/02/28		1,644	1,595,909
Starfruit Finco BV, 2018 USD Term Loan B, (3 mo. LIBOR + 2.75%), 7.16%, 10/01/25		159	156,505
W.R. Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.50%, 09/22/28		536	524,546

			20,553,284

Commercial Services & Supplies — 4.1%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.17%, 05/12/28		2,622	2,486,552
Amentum Government Services Holdings LLC, 2022 Term Loan, (1 mo. SOFR CME + 4.00%), 8.64%, 02/15/29		787	765,157
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 6.13%, 03/11/25		155	153,519
Asurion LLC
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 7.38%, 11/03/24		1,127	1,092,090
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 7.63%, 12/23/26		768	683,080
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 9.63%, 01/31/28		1,117	866,399
2021 Second Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 9.63%, 01/20/29		1,596	1,233,485
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 10/08/28		697	692,702
Covanta Holding Corp.
2021 Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 11/30/28		1,135	1,125,131
2021 Term Loan C, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 11/30/28		85	84,916
Creative Artists Agency LLC, 2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 8.63%, 11/27/26		1,950	1,932,803

Security		Par (000)	Value

Commercial Services & Supplies (continued)
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 8.48%, 05/09/25	USD	515	$477,472
Packers Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.54%, 03/09/28		1,317	1,146,329
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 6.50%, 09/23/26		1,928	1,908,667
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 8.38%, 08/27/25		3,117	3,090,512
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%, 0.50% Floor), 9.38%, 07/30/28		782	735,174

			18,473,988

Communications Equipment — 0.4%
ViaSat, Inc., Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.94%, 03/02/29		2,016	1,957,704

Construction & Engineering — 1.7%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 8.49%, 06/21/24		2,529	2,256,496
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 7.39%, 01/21/28		1,045	1,029,084
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 06/02/28		2,772	2,644,443
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 05/12/28		1,751	1,668,513

			7,598,536

Construction Materials — 1.8%
Core & Main LP, 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 6.88%, 07/27/28		4,099	4,038,680
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/29/25		2,378	2,348,956
Oscar AcquisitionCo. LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 04/29/29		1,105	1,043,757
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 7.57%, 06/01/26		864	832,812

			8,264,205

Containers & Packaging — 1.8%
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 12/01/27		3,497	3,390,838
Mauser Packaging Solutions Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.37%, 04/03/24		2,367	2,308,199
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. SOFR CME + 3.75%), 8.19%, 07/31/26		615	597,151
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.94%, 08/18/27		1,177	941,412
Trident TPI Holdings, Inc., 2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 09/15/28		1,148	1,100,061

			8,337,661

Distributors — 1.4%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 6.38%, 01/15/27		1,194	1,182,449

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Distributors (continued)
Dealer Tire Financial LLC, Term Loan B2, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.82%, 12/14/27	USD	2,545	$2,507,732
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (3 mo. LIBOR + 9.50%, 1.00% Floor), 14.26%, 05/30/24(b)		958	877,438
2020 Super Priority Second Out Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 8.26%, 08/28/24		3,049	1,555,141

			6,122,760

Diversified Consumer Services — 2.3%
2U, Inc., Term Loan, (3 mo. LIBOR + 5.75%, 0.75% Floor), 10.16%, 12/30/24		1,425	1,360,273
Ascend Learning LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 12/10/29		781	666,779
2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 12/11/28		1,924	1,816,304
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.69%, 11/24/28		928	909,077
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.33%, 07/11/25		1,175	1,128,327
OLA Netherlands BV, Term Loan, (1 mo. SOFR CME + 6.25%, 0.75% Floor), 10.67%, 12/15/26		859	807,275
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.16%, 10/28/27		1,021	895,165
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (3 mo. LIBOR + 7.50%), 12.27%, 08/10/23		465	456,790
2020 Super Priority Second Out Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 12.27%, 08/10/23		728	331,487
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%, 0.50% Floor), 8.58%, 01/15/27		1,780	1,732,125
Voyage Australia Pty. Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 07/20/28(b)		327	309,767

			10,413,369

Diversified Financial Services — 5.7%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 4.00%, 0.50% Floor), 8.73%, 02/16/28		429	420,551
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 8.88%, 07/31/26		1,021	996,929
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 02/04/28		1,731	1,714,773
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.52%, 10/22/26		1,598	1,581,902
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 6.88%, 09/01/28		1,596	1,547,782
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 11.65%, 12/01/28		385	299,819

Security		Par (000)	Value

Diversified Financial Services (continued)
Delta TopCo, Inc. (continued)
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.15%, 12/01/27	USD	589	$542,465
EG America LLC, 2018 USD Term Loan, (3 mo. LIBOR + 4.00%), 8.73%, 02/07/25		904	851,447
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 10/01/27		3,262	3,054,089
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 07/03/24(b)		1,673	1,668,517
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 09/21/29		248	238,435
2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 09/23/28		602	592,795
LBM Acquisition LLC, Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 7.12%, 12/17/27		509	440,133
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 09/25/26		2,560	2,070,474
RVR Dealership Holdings LLC, Term Loan B, (1 mo. SOFRTE + 3.75%, 0.75% Floor), 8.17%, 02/08/28		731	671,359
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 6.73%, 11/05/28		1,340	1,331,290
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 6.91%, 01/23/25		418	406,584
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 8.73%, 07/30/25		225	218,802
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 9.73%, 09/01/25		3,720	2,607,789
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 02/28/27		1,660	1,607,966
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 8.07%, 10/19/27		1,229	1,186,464
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 6.82%, 04/30/28		1,617	1,574,052

			25,624,417

Diversified Telecommunication Services — 1.6%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 11/30/27		381	363,350
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 10/02/27		808	710,465
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.50%, 05/01/28		1,977	1,881,880
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.92%, 11/04/26		1,803	1,784,471
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 03/01/27		1,496	1,430,857
Virgin Media SFA Finance Ltd., GBP Term Loan L, (1 mo. SONIA + 3.25%), 6.21%, 01/15/27	GBP	1,000	1,115,256

			7,286,279

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities — 0.9%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 7.24%, 12/15/27	USD	1,255	$1,241,891
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 03/31/28		3,216	2,979,536

			4,221,427

Electrical Equipment — 0.9%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 9.48%, 06/23/28		1,529	1,449,665
AZZ, Inc., Term Loan B, (1 mo. SOFR CME + 4.25%, 0.50% Floor), 8.67%, 05/13/29		262	262,022
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.88%, 03/31/27		2,419	2,363,432

			4,075,119

Electronic Equipment, Instruments & Components — 0.4%
Coherent Corp., 2022 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 07/02/29		1,701	1,678,977

Entertainment — 0.3%
Delta 2 Lux SARL, Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 7.57%, 01/15/30		1,291	1,289,386

Environmental, Maintenance & Security Service — 0.7%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 09/07/27		1,968	1,964,421
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 11/02/27		1,211	1,073,048

			3,037,469

Equity Real Estate Investment Trusts (REITs) — 0.2%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 6.39%, 05/11/24		865	859,873

Food & Staples Retailing — 0.6%
Nomad Foods U.S. LLC, 2022 Term Loan B, (3 mo. SOFR CME + 3.75%, 0.50% Floor), 8.23%, 11/12/29		1,012	1,008,109
U.S. Foods, Inc.
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 09/13/26		713	705,193
2021 Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 11/22/28		977	970,507

			2,683,809

Food Products — 2.4%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/01/25		1,189	985,483
2021 Incremental Term Loan, (1 mo. LIBOR + 4.75%, 0.75% Floor), 9.13%, 10/01/25		1,523	1,260,488
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.88%, 10/25/27		2,743	2,683,211
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 6.63%, 01/29/27		3,551	3,449,701
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 7.63%, 02/05/26		402	396,141

Security		Par (000)	Value

Food Products (continued)
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 7.91%, 06/08/28	USD	1,523	$1,479,755
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.44%, 01/20/28		683	675,715

			10,930,494

Gas Utilities — 0.7%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 12/21/28		3,480	3,301,476

Health Care Equipment & Supplies — 1.7%
Electron BidCo, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 11/01/28		2,191	2,129,887
Insulet Corp., Term Loan B, (3 mo. SOFR CME + 3.25%), 7.69%, 05/04/28		765	753,390
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 10/23/28		4,348	4,125,649
Venga Finance SARL, 2021 USD Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.48%, 12/04/28		649	593,156

			7,602,082

Health Care Providers & Services — 3.0%
CHG Healthcare Services, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 09/29/28		1,023	999,182
Envision Healthcare Corp.
2022 First Out Term Loan, (3 mo. SOFR CME + 7.88%, 1.00% Floor), 12.61%, 03/31/27		177	156,513
2022 Second Out Term Loan, (3 mo. SOFR CME + 4.25%, 1.00% Floor), 8.83%, 03/31/27		1,176	399,846
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 8.48%, 02/18/27		1,669	1,329,382
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.50% Floor), 11.48%, 11/15/29		581	472,449
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.48%, 11/15/28		535	448,648
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 9.23%, 03/05/26		1,044	891,655
Ingenovis Health, Inc., Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.14%, 03/06/28		1,620	1,538,532
Orbcomm, Inc., Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor), 8.81%, 09/01/28		872	742,670
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 02/14/25		52	48,658
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.16%, 12/11/26		2,539	2,335,880
Surgery Center Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.05%, 08/31/26		595	586,713
Vizient, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.25%, 0.50% Floor), 6.67%, 04/28/29		336	335,553

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
WCG Purchaser Corp., 2019 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 8.38%, 01/08/27	USD	1,442	$1,304,831
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 12/22/28		1,856	1,851,732

			13,442,244

Health Care Services — 0.3%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 07/24/26		968	884,421
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 11/01/29		611	562,120

			1,446,541

Health Care Technology — 2.6%
AthenaHealth Group, Inc.
2022 Delayed Draw Term loan, (3 mo. SOFR CME + 3.50%), 7.82%, 02/15/29		367	110,296
2022 Term Loan B, (1 mo. SOFR CME + 3.50%, 0.50% Floor), 7.82%, 02/15/29		2,999	2,589,877
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 10/10/25		719	698,709
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 06/02/28		4,160	3,786,656
Press Ganey Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 07/24/26		1,689	1,548,230
Verscend Holding Corp., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 04/02/29(b)		3,092	3,045,620

			11,779,388

Hotels, Restaurants & Leisure — 7.0%
Aristocrat Technologies, Inc., 2022 Term Loan B, (3 mo. SOFR CME + 2.25%, 0.50% Floor), 6.93%, 05/24/29		101	100,779
Bally’s Corp., 2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.54%, 10/02/28		899	829,296
Burger King (Restaurant Brands Int), Term Loan B4, (3 mo. LIBOR + 1.75%), 6.14%, 11/19/26		2,430	2,384,561
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 12/23/24		1,526	1,520,927
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 7.88%, 07/21/25		691	689,070
Carnival Corp., USD Term Loan B, (1 mo. LIBOR + 3.00%, 0.75% Floor), 7.38%, 06/30/25		1,443	1,379,941
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 6.39%, 03/17/28		773	764,853
ECL Entertainment LLC, Term Loan, (1 mo. LIBOR + 7.50%, 0.75% Floor), 11.88%, 05/01/28		572	570,379
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 7.73%, 03/08/24		3,872	2,899,121
Fertitta Entertainment LLC, 2022 Term Loan B, (1 mo. SOFRTE + 4.00%, 0.50% Floor), 8.32%, 01/27/29		4,124	3,913,045

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Flutter Financing B.V., 2022 USD Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 8.09%, 07/22/28	USD	1,182	$1,175,312
Four Seasons Hotels Ltd., 2022 Term Loan B, (1 mo. SOFR CME + 3.25%, 0.50% Floor), 7.67%, 11/30/29		3,065	3,064,032
IRB Holding Corp., 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 7.13%, 02/05/25		1,573	1,556,813
Penn National Gaming, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.75%, 0.50% Floor), 7.17%, 05/03/29		1,483	1,465,726
Playa Resorts Holding B.V., 2022 Term Loan B, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.58%, 01/05/29		479	466,129
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 03/13/28		1,504	1,432,386
Scientific Games International, Inc., 2022 USD Term Loan, (1 mo. SOFR CME + 3.00%, 0.50% Floor), 7.42%, 04/14/29		814	800,830
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 6.98%, 07/21/26		1,110	1,092,844
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.25% Floor), 6.64%, 02/08/27		2,049	1,997,133
Travelport Finance Luxembourg SARL, 2021 Consented Term Loan, 05/29/26(h)		1,440	994,646
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 08/03/28		2,262	2,183,450
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 05/30/25		534	532,899

			31,814,172

Household Durables — 1.7%
ACProducts Holdings, Inc., 2021 Term Loan B, (6 mo. LIBOR + 4.25%, 0.50% Floor), 8.98%, 05/17/28		1,645	1,224,252
Hunter Douglas, Inc., USD Term Loan B1, (3 mo. SOFR CME + 3.50%), 7.86%, 02/26/29		2,408	2,109,405
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 6.13%, 02/04/27		1,491	1,477,705
Snap One Holdings Corp., Term Loan B, (1 mo. LIBOR + 4.50%, 0.50% Floor), 8.88%, 12/08/28(b)		591	539,587
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 10/06/28		825	671,773
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 10/30/27		2,031	1,706,017

			7,728,739

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (3 mo. LIBOR + 2.00%, 0.50% Floor), 6.60%, 03/03/28		534	522,828

Independent Power and Renewable Electricity Producers — 0.6%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 01/15/25		501	499,626

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 6.38%, 08/12/26	USD	702	$692,641
Term Loan B9, (1 mo. LIBOR + 2.00%), 6.39%, 04/05/26		1,504	1,482,452

			2,674,719

Industrial Conglomerates — 1.9%
AVSC Holding Corp.
2020 Term Loan B1, (3 mo. LIBOR + 3.25%, 1.00% Floor), 7.68%, 03/03/25		1,005	919,086
2020 Term Loan B3, (3 mo. LIBOR + 15.00%), 15.00%, 10/15/26		918	967,060
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.16%, 09/29/28		1,731	1,670,471
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%, 0.75% Floor), 11.48%, 07/28/28		1,086	919,695
Vertical U.S. Newco, Inc., Term Loan B, (6 mo. LIBOR + 3.50%, 0.50% Floor), 6.87%, 07/30/27		1,896	1,823,743
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 6.89%, 03/02/27		2,436	2,339,387

			8,639,442

Insurance — 5.1%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/09/25		2,884	2,842,720
2021 Term Loan B4, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.85%, 11/06/27		3,788	3,697,226
Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/09/25		1,013	999,044
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 6.63%, 02/19/28		3,363	3,298,415
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27		1,404	1,361,028
2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 02/12/27		880	850,947
Hub International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 7.33%, 04/25/25		2,847	2,812,410
2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.53%, 04/25/25		2,666	2,639,054
2022 Term Loan B, (3 mo. SOFR CME + 4.00%, 0.75% Floor), 8.22%, 11/10/29		547	540,469
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 7.63%, 02/15/27		186	177,228
Ryan Specialty Group LLC, Term Loan, (1 mo. SOFR CME + 3.00%, 0.75% Floor), 7.42%, 09/01/27		1,359	1,348,118
Sedgwick Claims Management Services, Inc. 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 12/31/25		786	763,594
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 09/03/26		1,018	997,636
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 8.63%, 09/03/26		815	803,461

			23,131,350

Security		Par (000)	Value

Interactive Media & Services — 1.6%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 2.75%, 0.75% Floor), 7.48%, 06/26/28	USD	1,733	$1,709,709
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.38%, 10/30/26		2,338	2,300,108
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 6.38%, 08/10/27		732	724,420
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.89%, 01/29/26		2,311	2,276,769

			7,011,006

Internet & Direct Marketing Retail — 0.8%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. SOFR CME + 3.50%, 0.75% Floor), 7.24%, 11/08/27		1,837	1,775,133
Go Daddy Operating Co. LLC, 2022 Term Loan B5, (1 mo. SOFR CME + 3.25%), 7.57%, 10/21/29		1,489	1,485,069
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 02/12/27(b)		367	303,064

			3,563,266

Internet Software & Services — 0.4%
Uber Technologies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 8.23%, 02/25/27		1,766	1,761,432

IT Services — 6.8%
Aruba Investments Holdings LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 0.75% Floor), 12.14%, 11/24/28		1,440	1,303,200
2020 USD Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.14%, 11/24/27		765	741,818
Boxer Parent Co., Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/02/25		2,036	1,946,426
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 10/30/26		1,948	1,914,501
CCC Intelligent Solutions, Inc., Term Loan, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 09/21/28		1,683	1,666,170
CoreLogic, Inc.
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.50% Floor), 10.94%, 06/04/29		1,416	991,558
Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.94%, 06/02/28		3,374	2,804,275
Fleetcor Technologies Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 04/28/28		2,044	2,020,224
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 12/01/27		4,407	4,222,237
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27		2,529	2,082,276
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 12.73%, 10/09/28		4,215	4,183,387
TierPoint LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 05/05/26		960	895,378
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 6.13%, 11/16/26		1,854	1,825,628
2021 Term Loan B6, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 12/01/28		2,405	2,378,561

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Virtusa Corp., First Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28	USD	699	$673,067
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 6.63%, 03/31/28		973	965,516
ZoomInfo LLC, 2021 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.48%, 02/02/26		218	216,978

			30,831,200

Leisure Products — 0.5%
Fender Musical Instruments Corp., 2021 Term Loan B, (3 mo. SOFRTE + 4.00%, 0.50% Floor), 8.42%, 12/01/28(b)		976	783,633
MND Holdings III Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 8.23%, 06/19/24		979	933,036
Peloton Interactive, Inc., Term Loan, (2 mo. SOFR CME + 6.50%, 0.50% Floor), 11.76%, 05/25/27		344	337,670

			2,054,339

Life Sciences Tools & Services — 2.9%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 11/08/27		2,084	2,071,407
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.88%, 02/04/27		3,312	2,913,058
ICON Luxembourg SARL, LUX Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28		2,535	2,524,996
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3 mo. SOFRTE + 3.00%, 0.50% Floor), 6.96%, 10/19/27		1,491	1,461,176
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/15/28		3,408	3,276,589
PRA Health Sciences, Inc., US Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28		632	629,106

			12,876,332

Machinery — 3.2%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%, 0.50% Floor), 9.57%, 08/17/26		1,835	1,730,701
Clark Equipment Co., 2022 Term Loan B, (3 mo. SOFR CME + 2.50%, 0.50% Floor), 7.18%, 04/20/29		303	298,078
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.50%, 05/14/28		388	382,263
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 10/21/28		1,173	1,149,687
Fluidra SA, 2022 USD Term Loan B, (1 mo. SOFR CME + 2.00%), 6.42%, 01/29/29		309	292,741
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. SOFR CME + 1.75%), 6.17%, 03/01/27		2,224	2,203,268
Madison IAQ LLC, Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.99%, 06/21/28		3,711	3,443,915
SPX Flow, Inc., 2022 Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.92%, 04/05/29		1,387	1,291,950

Security		Par (000)		Value

Machinery (continued)
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 8.15%, 03/28/25	USD	3,874		$3,611,018
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 10/04/28		126		125,259

				14,528,880

Media — 11.5%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 6.83%, 07/15/25		1,084		1,047,679
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 6.83%, 01/31/26		1,555		1,492,825
Altice France SA/France, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 8.65%, 08/14/26		3,465		3,214,994
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 7.27%, 04/22/26		1,507		811,444
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 6.38%, 05/03/28		1,030		1,003,522
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 6.14%, 04/30/25		2,605		2,587,590
City Football Group Ltd., Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.36%, 07/21/28		1,583		1,476,157
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 7.91%, 08/21/26		3,827		3,478,164
CMG Media Corp., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 8.23%, 12/17/26		—	(i)	291
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 12/11/26		6,657		6,554,708
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 6.57%, 07/17/25		1,187		1,171,749
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 6.82%, 04/15/27		837		745,263
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 7.13%, 01/07/28		551		534,548
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 7.64%, 12/01/23		872		649,402
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 03/24/25		1,316		1,253,212
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 10/17/26		2,531		2,467,405
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 09/13/24		3,352		3,251,999
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 8.13%, 09/13/24		1,929		1,872,064
2021 2nd Lien Term Loan, (3 mo. SOFR CME + 6.25%), 10.65%, 02/23/29		2,021		1,801,329
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 6.88%, 09/18/26		794		786,299
Sinclair Television Group, Inc., 2022 Term Loan B4, (1 mo. SOFR CME + 3.75%), 8.17%, 04/21/29		1,813		1,719,073
UFC Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.75% Floor), 7.11%, 04/29/26		901		888,130
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 2.93%), 7.24%, 01/31/29		768		748,513

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Virgin Media Bristol LLC
2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 7.57%, 01/31/29	USD	1,335	$1,320,649
USD Term Loan N, (1 mo. LIBOR + 2.50%), 6.82%, 01/31/28		988	970,220
Voyage Digital Ltd., USD Term Loan B, (3 mo. SOFRTE + 4.50%, 0.50% Floor), 8.78%, 05/11/29(b)		1,013	995,184
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 7.14%, 05/18/25		2,726	2,662,484
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.13%), 6.51%, 01/20/28		2,123	2,095,666
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/09/27		5,045	4,072,339

			51,672,902

Oil, Gas & Consumable Fuels — 1.5%
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 12/13/25		914	864,047
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 06/28/24		40	25,152
2020 Take Back Term Loan, (1 mo. LIBOR + 1.00%, 3.00% PIK), 5.38%, 06/30/25(f)		300	157,124
M6 ETX Holdings II Midco LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.16%, 09/19/29		266	266,082
Medallion Midland Acquisition LLC, 2021 Term Loan, (3 mo. SOFR CME + 3.75%, 0.75% Floor), 8.59%, 10/18/28		1,925	1,903,368
Murphy USA, Inc., Term Loan B, (1 mo. LIBOR + 1.75%, 0.50% Floor), 5.93%, 01/31/28		639	638,439
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.92%, 10/05/28		3,093	3,051,905

			6,906,117

Personal Products — 1.4%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3 mo. SOFRTE + 6.00%, 1.00% Floor), 10.51%, 12/22/26		407	391,631
Prestige Brands, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 07/03/28		205	203,943
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.48%, 10/01/26		6,060	5,793,672

			6,389,246

Pharmaceuticals — 2.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 8.09%, 05/04/25		1,214	1,084,304
Bausch Health Cos., Inc., 2022 Term Loan B, (1 mo. SOFR CME + 5.25%, 0.50% Floor), 9.67%, 02/01/27		1,137	860,656
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 02/22/28		1,592	1,563,350
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 5.87%, 08/01/27		1,470	1,409,028

Security	Par (000)	Value

Pharmaceuticals (continued)
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 05/05/28 USD	2,187	$2,164,949
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 10/27/28	701	694,576
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 7.75%, 06/02/28	1,542	1,525,039
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 7.73%, 11/18/27(b)	1,454	1,345,605

		10,647,507

Professional Services — 1.5%
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (1 mo. SOFR CME + 3.25%), 7.57%, 01/18/29	712	698,728
Term Loan, (1 mo. LIBOR + 3.25%), 7.64%, 02/06/26	2,333	2,307,433
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29	608	592,902
2022 USD Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29	1,317	1,284,622
Galaxy U.S. Opco, Inc., Term Loan, (1 mo. SOFR CME + 4.75%, 0.50% Floor), 9.07%, 04/29/29	2,016	1,819,440

		6,703,125

Real Estate Management & Development — 1.0%
Chariot Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/03/28	2,457	2,311,789
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 08/21/25	2,353	2,295,014

		4,606,803

Road & Rail — 0.4%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 08/06/27	659	636,717
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 9.88%, 08/04/25	1,176	1,048,326

		1,685,043

Semiconductors & Semiconductor Equipment — 0.4%
MKS Instruments, Inc., 2022 USD Term Loan B, 08/17/29(h)	1,157	1,141,190
Synaptics, Inc., Term Loan B, (6 mo. LIBOR + 2.25%, 0.50% Floor), 7.40%, 12/02/28	626	611,988

		1,753,178

Software — 12.5%
Applied Systems, Inc., 2022 Extended 1st Lien Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 09/18/26	734	729,315
Barracuda Networks, Inc., 2022 Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 8.59%, 08/15/29	766	737,382
Central Parent, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 07/06/29	733	725,501
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%, 0.50% Floor), 10.38%, 10/08/29	780	648,703

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Cloudera, Inc. (continued)
2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/08/28	USD	1,442	$1,353,123
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/16/28		1,196	1,064,407
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/28/24		1,028	861,857
E2open LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.68%, 02/04/28		284	278,886
Epicor Software Corp., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 12.13%, 07/31/28		2,141	2,105,674
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 3.75%), 8.48%, 03/11/28		1,394	1,364,543
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 7.19%, 10/27/28		3,839	3,758,510
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 6.12%, 10/30/28(b)		729	714,898
IPS Corp.
2021 2nd Lien Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 11.38%, 10/01/29(b)		1,046	878,640
2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 10/02/28		596	529,858
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.17%, 07/27/28		2,420	2,060,248
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 12.67%, 07/27/29		2,204	1,726,228
McAfee Corp., 2022 USD Term Loan B, (1 mo. SOFR CME + 3.75%), 7.97%, 03/01/29		3,476	3,226,652
Planview Parent, Inc.
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 11.98%, 12/18/28		930	823,050
Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 12/17/27		1,055	976,571
Proofpoint, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.98%, 08/31/28		2,803	2,689,087
2nd Lien Term Loan, (3 mo. LIBOR + 6.25%, 0.50% Floor), 10.98%, 08/31/29		1,451	1,388,128
RealPage, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 04/24/28		6,224	5,906,827
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 10.88%, 04/23/29		2,965	2,839,133
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 7.63%, 05/30/25		673	640,602
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. SOFR CME + 3.00%), 7.09%, 08/01/25		2,769	2,745,201
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 10/07/27		2,304	2,218,857
Tempo Acquisition LLC, 2022 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.32%, 08/31/28		4,804	4,784,406

Security		Par (000)	Value

Software (continued)
TIBCO Software, Inc., 2022 USD Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 03/30/29	USD	3,841	$3,423,291
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.00%, 05/03/27		1,402	1,283,564
2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.00%, 05/04/26		1,271	1,206,991
Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 05/04/26		2,621	2,522,987

			56,213,120

Specialty Retail — 4.2%
Belron Finance U.S. LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 6.94%, 11/13/25		435	432,162
2019 USD Term Loan B3, (3 mo. LIBOR + 2.25%), 6.69%, 10/30/26		866	860,796
2021 USD Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 7.06%, 04/13/28		2,997	2,962,690
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (1 day SONIA + 4.25%), 6.54%, 06/23/25	GBP	1,000	1,102,828
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.50% Floor), 8.98%, 03/31/26	USD	567	529,055
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/24/28(b)		681	667,498
Mavis Tire Express Services Corp., 2021 Term Loan B, (1 mo. SOFR CME + 4.00%, 0.75% Floor), 8.50%, 05/04/28		2,995	2,851,088
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 8.63%, 08/31/26		1,702	1,445,507
Midas Intermediate Holdco II LLC, (1 mo. SOFR CME + 8.35%, 0.75% Floor), 12.67%, 06/30/27		1,720	1,495,233
PetSmart, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28		3,682	3,595,870
Restoration Hardware, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.25%, 0.50% Floor), 7.67%, 10/20/28		866	807,655
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/01/28		1,407	1,315,435
Woof Holdings, Inc.
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.10%, 12/21/27		545	511,660
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 0.75% Floor), 11.60%, 12/21/28		560	504,000

			19,081,477

Technology Hardware, Storage & Peripherals — 0.1%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 9.38%, 07/23/26		803	532,369

Textiles, Apparel & Luxury Goods — 0.3%
Crocs, Inc., Term Loan B, (3 mo. SOFRTE + 3.50%, 0.50% Floor), 7.80%, 02/20/29		1,374	1,344,446

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 05/19/28	USD	1,375	$1,360,865
ION Trading Finance Ltd., 2021 USD Term Loan, (3 mo. LIBOR + 4.75%), 9.48%, 04/03/28		674	637,163
SRS Distribution, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.50%), 7.92%, 06/02/28		989	943,918

			2,941,946

Wireless Telecommunication Services — 1.0%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.16%, 04/30/28		1,093	1,082,657
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 04/11/25		3,343	3,327,812

			4,410,469

Total Floating Rate Loan Interests — 127.7% (Cost: $606,949,250)			576,252,448

		Shares

Investment Companies

Fixed Income Funds — 0.5%
Invesco Senior Loan ETF		64,300	1,320,079
iShares iBoxx High Yield Corporate Bond ETF(j)		10,000	736,300

			2,056,379

Total Investment Companies — 0.5% (Cost: $2,126,126)			2,056,379

		Benefical Interest (000)

Other Interests

IT Services(b)(k) — 0.0%
Millennium Corp. Claim	USD	1,508	—
Millennium Lender Claim Trust		1,607	—

Total Other Interests — 0.0% (Cost: $ —)			—

Security	Shares	Value

Warrants

Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Expires 06/30/27, Strike Price USD 10.00)(a)	1,895	$—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/27/24, Strike Price USD 36.00)(a)	999	12,587

Total Warrants — 0.0% (Cost: $ — )		12,587

Total Investments — 130.5% (Cost: $626,045,868)		588,749,586

Liabilities in Excess of Other Assets — (30.5)%		(137,562,068)

Net Assets — 100.0%		$451,187,518

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,342, representing less than 0.05% of its net assets as of period end, and an original cost of $214,007.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Rounds to less than 1,000.
(j)	Affiliate of the Fund.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$—	$76,596,610	$(76,596,610)	$—	$—	$—	—	$9,089	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	719,537	—	—	16,763	736,300	10,000	7,156	—

				$—	$16,763	$736,300		$16,245	$—

(a)	As of period end, the entity is no longer held.

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	2,099,701	GBP	1,717,000	Westpac Banking Corp.	03/15/23	$20,322
USD	749,471	EUR	700,000	Bank of America N.A.	03/15/23	(3,437)

						$16,885

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.38.V2	5.00%	Quarterly	06/20/27	B	USD	4,544	$102,746	$32,238	$70,508

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$32,238	$—	$70,508	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$20,322	$—	$—	$20,322
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	70,508	—	—	—	—	70,508

	$—	$70,508	$—	$20,322	$—	$—	$90,830

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$3,437	$—	$—	$3,437

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$312,043	$—	$—	$312,043
Swaps	—	14,580	—	—	—	—	14,580

	$—	$14,580	$—	$312,043	$—	$—	$326,623

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$91,334	$—	$—	$91,334
Swaps	—	(39,474)	—	—	—	—	(39,474)

	$—	$(39,474)	$—	$91,334	$—	$—	$51,860

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,556,298
Average amounts sold — in USD	$287,741
Credit default swaps:
Average notional value — sell protection	$6,444,050

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Forward foreign currency exchange contracts	$20,322	$3,437
Swaps — centrally cleared	14	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	20,336	3,437

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(14)	—

Total derivative assets and liabilities subject to an MNA	$20,322	$3,437

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)(b)

Westpac Banking Corp.	$20,322	$—	$—	$—	$20,322

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(a)(c)

Bank of America N.A.	$3,437	$—	$—	$—	$3,437

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Construction & Engineering	$39,659	$—	$—	$39,659
Diversified Financial Services	—	—	3,098	3,098
Electrical Equipment	33,536	—	—	33,536
Metals & Mining	—	—	1,342	1,342
Semiconductors & Semiconductor Equipment	3,726	—	—	3,726
Software	13	—	—	13
Specialty Retail	—	548,437	—	548,437
Corporate Bonds	—	9,798,361	—	9,798,361
Floating Rate Loan Interests	—	564,122,997	12,129,451	576,252,448
Investment Companies	2,056,379	—	—	2,056,379
Other Interests	—	—	—	—
Warrants	12,587	—	—	12,587
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(48,486)	—	(48,486)

	$2,145,900	$574,421,309	$12,133,891	$588,701,100

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$70,508	$—	$70,508
Foreign Currency Exchange Contracts	—	20,322	—	20,322
Liabilities
Foreign Currency Exchange Contracts	—	(3,437)	—	(3,437)

	$—	$87,393	$—	$87,393

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $147,000,000 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds		Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Total

Assets
Opening balance, as of December 31, 2021	$3,891	$ —	(a)	$27,319,074	$ —	(a)	$ (589)	$27,322,376
Transfers into Level 3(b)	—	—		8,539,037	—		—	8,539,037
Transfers out of Level 3(c)	—	—		(12,534,605)	—		589	(12,534,016)
Accrued discounts/premiums	—	—		23,465	—		—	23,465
Net realized gain (loss)	—	—		57,705	—		—	57,705
Net change in unrealized appreciation (depreciation)(d)(e)	549	—		(827,372)	—		—	(826,823)

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2022	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Common Stocks	Corporate Bonds		Floating Rate Loan Interests	Other Interests		Unfunded Floating Rate Loan Interests	Total

Purchases	$—	$—		$1,204,048	$—		$—	$1,204,048
Sales	—	—		(11,651,901)	—		—	(11,651,901)

Closing balance, as of December 31, 2022	$4,440	$—	(a)	$12,129,451	$—	(a)	$—	$12,133,891

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(e)	$549	$—		$(701,462)	$—		$—	$(700,913)

(a)	Rounds to less than $1.
(b)

As of December 31, 2021, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)

As of December 31, 2021, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Small Business Administration, Series 2000-1, 1.00%, 11/10/21(a)	$4	$—
Sterling Coofs Trust(a)
Series 2004-1, Class A, 2.36%, 04/15/29	483	5,371
Series 2004-2, Class Note, 2.08%, 03/30/30(b)	384	3,838

Total Asset-Backed Securities — 0.0% (Cost: $88,076)		9,209

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.1%
Fannie Mae REMICS, Series 2019-36, Class NJ, 3.00%, 07/25/49	2,355	1,911,944
Freddie Mac REMICS, Series 5083, Class IN, 4.50%, 07/25/32	14,765	1,561,079
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR US + 16.62%), 8.47%, 08/25/23(c)	2	2,037
Seasoned Credit Risk Transfer Trust
Series 2018-2, Class MA, 3.50%, 11/25/57	584	554,444
Series 2018-4, Class MA, 3.50%, 03/25/58	3,321	3,169,364
Series 2019-1, Class MA, 3.50%, 07/25/58	1,054	996,862
Series 2019-2, Class MA, 3.50%, 08/25/58	419	394,866

		8,590,596

Commercial Mortgage-Backed Securities — 2.3%
CSAIL Commercial Mortgage Trust(c)
Series 2018-C14, Class XA, 0.56%, 11/15/51	2,054	51,935
Series 2019-C16, Class XA, 1.55%, 06/15/52	6,380	457,028
Freddie Mac, Series 5249, Class LB, 4.00%, 08/25/52 .	6,295	5,713,823
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.95%), 5.27%, 06/15/35(b)(c)	153	147,937
Wells Fargo Commercial Mortgage Trust, Series 2018- C44, Class XA, 0.72%, 05/15/51(c)	4,842	140,948

		6,511,671

Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	140	24,827
IndyMac INDX Mortgage Loan Trust, Series 2006- AR33, Class 4AX, 0.17%, 01/25/37(a)	19,035	2
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 05/15/29(a)(c)	6,643	7

		24,836

Mortgage-Backed Securities — 3.6%
Fannie Mae REMICS, Series 2021-26, Class AI, 3.50%, 05/25/50	28,431	4,677,097
Freddie Mac REMICS, Series 3745, Class LK, 4.00%, 10/15/40	3,500	3,346,093
Ginnie Mae, Series 2022-10, Class IT, 3.50%, 01/20/52	12,133	1,981,326

		10,004,516

Security	Par (000)	Value

Principal Only Collateralized Mortgage Obligations — 0.1%
CHL Mortgage Pass-Through Trust, Series 2003-J8, Class PO, 0.01%, 09/25/23	$8	$8,011
Residential Asset Securitization Trust, Series 2005- A15, Class 1A8, 0.00%, 02/25/36	99	69,345
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-9, Class CP, 0.01%, 11/25/35	45	24,760

		102,116

Total Non-Agency Mortgage-Backed Securities — 9.1% (Cost: $26,233,824)		25,233,735

U.S. Government Sponsored Agency Securities

Agency Obligations — 3.4%
Federal Housing Administration, USGI Projects, Series 99, 7.43%, 10/01/23(a)	5	5,088
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30(d)	13,000	9,431,219

		9,436,307

Collateralized Mortgage Obligations — 63.9%
Fannie Mae, Series 0040, Class K, 6.50%, 08/17/24	5	4,819
Fannie Mae REMICS
Series 1993-247, Class SN, (12 mo. LIBOR US + 63.85%), 10.00%, 12/25/23(c)	54,952
Series 2004-31, Class ZG, 7.50%, 05/25/34	2,168	2,349,107
Series 2004-84, Class SD, (1 mo. LIBOR US + 12.75%), 5.29%, 04/25/34(c)	389	380,764
Series 2005-73, Class DS, (1 mo. LIBOR US + 17.55%), 6.14%, 08/25/35(c)	48	45,531
Series 2010-134, Class DB, 4.50%, 12/25/40	6,933	6,771,887
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060	2,909,099
Series 2010-47, Class JB, 5.00%, 05/25/30	2,256	2,234,268
Series 2011-117, Class CP, 4.00%, 11/25/41	14,351	13,593,226
Series 2011-8, Class ZA, 4.00%, 02/25/41	4,038	3,844,310
Series 2011-99, Class CB, 4.50%, 10/25/41	33,499	32,695,915
Series 2012-104, Class QD, 4.00%, 09/25/42	1,639	1,500,308
Series 2013-81, Class YK, 4.00%, 08/25/43	7,000	6,483,898
Series 2017-76, Class PB, 3.00%, 10/25/57	3,415	2,530,186
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 2.11%, 05/25/48(c)	4,642	4,085,612
Series 2018-50, Class EB, 4.00%, 07/25/48	2,001	1,915,183
Freddie Mac REMICS
Series 2218, Class Z, 8.50%, 03/15/30	414	439,897
Series 2731, Class ZA, 4.50%, 01/15/34	1,710	1,672,144
Series 2927, Class BZ, 5.50%, 02/15/35	1,782	1,790,920
Series 3745, Class ZA, 4.00%, 10/15/40	1,243	1,178,257
Series 3762, Class LN, 4.00%, 11/15/40	2,000	1,890,983
Series 3780, Class ZA, 4.00%, 12/15/40	3,196	3,037,318
Series 3856, Class PB, 5.00%, 05/15/41	6,932	6,978,309
Series 3960, Class PL, 4.00%, 11/15/41	2,859	2,740,298
Series 3963, Class JB, 4.50%, 11/15/41	564	549,355
Series 4016, Class BX, 4.00%, 09/15/41	15,408	14,656,277
Series 4269, Class PM, 4.00%, 08/15/41	8,884	8,262,560
Series 4299, Class JY, 4.00%, 01/15/44	1,000	933,787
Series 4384, Class LB, 3.50%, 08/15/43	4,378	4,195,904

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2022	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac REMICS (continued)
Series 4471, Class JB, 3.50%, 09/15/43	$3,932	$3,341,740
Series 4615, Class LB, 4.50%, 09/15/41	7,431	7,251,791
Series 4748, Class BM, 3.50%, 11/15/47	3,351	2,828,446
Series 4774, Class L, 4.50%, 03/15/48	5,824	5,709,372
Series 4830, Class AV, 4.00%, 10/15/33	1,069	989,202
Series 4880, Class LG, 3.50%, 05/15/49	2,196	1,914,992
Ginnie Mae
Series 2011-88, Class PY, 4.00%, 06/20/41	8,393	8,122,891
Series 2012-16, Class HJ, 4.00%, 09/20/40	5,773	5,549,247
Series 2015-96, Class ZM, 4.00%, 07/20/45	8,441	7,752,269
Series 2018-91, Class ZL, 4.00%, 07/20/48	6,131	5,312,052

		178,447,076

Interest Only Collateralized Mortgage Obligations — 4.9%
Fannie Mae REMIC Trust, Series 1999-W4, Class IO, 6.50%, 12/25/28	37	1,916
Fannie Mae REMICS
Series 1997-90, Class M, 6.00%, 01/25/28	76	1,493
Series 2006-36, Class PS, (1 mo. LIBOR US + 6.60%), 2.21%, 05/25/36(c)	2,400	191,003
Series 2011-134, Class ST, (1 mo. LIBOR US + 6.00%), 1.61%, 12/25/41(c)	13,188	1,378,543
Series 2013-10, Class PI, 3.00%, 02/25/43	3,885	535,517
Series 2013-45, Class EI, 4.00%, 04/25/43	1,371	129,754
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 1.86%, 09/25/45(c)	12,236	818,543
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 1.76%, 09/25/47(a)(c)	18,066	2,058,316
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 1.66%, 06/25/49(c)	8,960	870,498
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 1.71%, 07/25/49(c)	2,885	274,428
Series 2020-12, Class JI, 4.50%, 03/25/50	8,021	1,671,844
Freddie Mac REMICS
Series 3744, Class PI, 4.00%, 06/15/39	1,305	62,188
Series 3796, Class WS, (1 mo. LIBOR US + 6.55%), 2.23%, 02/15/40(c)	444	2,957
Series 3923, Class SD, (1 mo. LIBOR US + 6.00%), 1.68%, 09/15/41(c)	17,313	1,477,284
Series 3954, Class SL, (1 mo. LIBOR US + 6.00%), 1.68%, 11/15/41(c)	10,768	994,077
Series 4026, Class IO, 4.50%, 04/15/32	639	56,506
Series 4119, Class SC, (1 mo. LIBOR US + 6.15%), 1.83%, 10/15/42(a)(c)	235	25,470
Series 4706, Class IG, 4.00%, 07/15/47	8,451	1,468,624
Ginnie Mae(c)
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 2.14%, 12/16/39	390	27,679
Series 2011-52, Class MJ, (1 mo. LIBOR US + 6.65%), 2.30%, 04/20/41	2,998	140,023
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 2.34%, 04/16/41	3,678	250,444

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Ginnie Mae(c) (continued)
Series 2012-97, Class JS, (1 mo. LIBOR US + 6.25%), 1.92%, 08/16/42	$5,218		$145,948
Series 2017-101, Class SL, (1 mo. LIBOR US + 6.20%), 1.85%, 07/20/47	9,287		1,013,963

			13,597,018

Mortgage-Backed Securities — 72.1%
Fannie Mae, Series 2020-M21, Class AX, 1.81%, 01/25/58(c)	1,719		188,212
Fannie Mae Mortgage-Backed Securities(e)
4.00%, 02/01/56 - 01/01/57	32,690		31,310,569
3.50%, 08/01/56	4,592		4,199,899
3.00%, 09/01/60	4,413		3,885,199
Fannie Mae REMICS, Series 2021-23, Class CI, 3.50%, 07/25/46	20,011		3,373,113
Freddie Mac Mortgage-Backed Securities, 5.50%, 01/01/39(e)	4,850		5,012,763
Freddie Mac REMICS, Series 5013, Class JI, 4.00%, 09/25/50	20,923		3,221,870
Freddie Mac Structured Pass-Through Certificates(c)
Series K094, Class X1, 0.88%, 06/25/29	1,404		63,261
Series K104, Class X1, 1.12%, 01/25/30	1,353		81,938
Series K105, Class X1, 1.52%, 01/25/30	1,820		150,911
Series K107, Class X1, 1.59%, 01/25/30	1,231		107,696
Series K109, Class X1, 1.58%, 04/25/30	940		81,163
Series K110, Class X1, 1.70%, 04/25/30	394		35,906
Series K113, Class X1, 1.38%, 06/25/30	1,592		124,887
Series K115, Class X1, 1.33%, 06/25/30	1,952		148,884
Series K120, Class X1, 1.04%, 10/25/30	3,893		233,374
Series K122, Class X1, 0.88%, 11/25/30	1,671		86,869
Series T-11, Class A9, 0.13%, 01/25/28	102		100,588
Ginnie Mae
Series 2013-63, Class IO, 0.73%, 09/16/51(c)	4,729		102,485
Series 2014-169, Class IO, 0.63%, 10/16/56(c)	12,958		290,072
Series 2016-113, Class IO, 1.18%, 02/16/58(c)	3,455		182,071
Series 2022-60, Class IH, 2.50%, 02/20/51	25,298		3,120,355
Ginnie Mae Mortgage-Backed Securities
7.50%, 02/15/23 - 11/15/23	1		1,113
8.00%, 05/15/26 - 06/15/27	9		9,201
5.00%, 10/20/39	1,058		1,075,888
Uniform Mortgage-Backed Securities
4.50%, 09/01/25 - 09/01/49(e)	18,732		18,480,175
5.50%, 02/01/33 - 10/01/39	3,512		3,638,794
5.00%, 06/01/33 - 02/13/53(e)(f)	12,150		12,257,575
2.50%, 01/18/37 - 01/01/52(e)(f)	17,545		14,937,699
6.50%, 10/01/38 - 10/01/39	1,207		1,271,407
4.00%, 01/01/41 - 05/01/52(e)	22,568		21,490,803
3.50%, 02/25/49(f)	3,664		3,328,021
2.00%, 12/01/51(e)	37,455		30,728,378
3.00%, 01/12/53(f)	40,100		35,182,507
Series 1839, Class QA, 4.00%, 08/01/49(e)	2,816		2,685,477

			201,189,123

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Interest Strip
Series 203, Class 1, 0.00%, 02/25/23	—	(g)	10
Series 228, Class 1, 0.00%, 06/25/23	—	(g)	46

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Principal Only Collateralized Mortgage Obligations (continued)
Fannie Mae REMIC Trust, Series 1999-W4, Class PO, 0.00%, 02/25/29	$17		$16,021
Fannie Mae REMICS
Series 1993-51, Class E, 0.00%, 02/25/23	—	(g)	31
Series 1993-70, Class A, 0.00%, 05/25/23	—	(g)	39
Series 2002-13, Class PR, 0.01%, 03/25/32	24		21,547
Series G93-2, Class KB, 0.01%, 01/25/23	—	(g)	10
Freddie Mac REMICS
Series 1571, Class G, 0.01%, 08/15/23	—	(g)	275
Series 1691, Class B, 0.01%, 03/15/24	14		13,415

			51,394

Total U.S. Government Sponsored Agency Securities — 144.3% (Cost: $465,881,140)			402,720,918

Total Long-Term Investments — 153.4% (Cost: $492,203,040)			427,963,862

Short-Term Securities

Borrowed Bond Agreement — 0.3%
Credit Suisse AG, 4.25%, open (Purchased 11/30/2022 to be repurchased at $785,092, Collateralized by U.S. Treasury Bonds, 2.75%,11/15/42, par and fair values of $917,000 and $735,033, respectively)(h)(i)	753		753,086

	Shares

Money Market Funds — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(j)(k)	5,814,963		5,814,963

Total Short-Term Securities — 2.4% (Cost: $6,568,049)			6,568,049

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 155.8% (Cost: $498,771,089)			434,531,911

Security	Par (000)	Value

Borrowed Bonds

U.S. Governments Obligations — (0.3)%
U.S. Treasury Bonds, 2.75%, 11/15/42(l)	$(917)	$(735,033)

Total Borrowed Bonds — (0.3)% (Proceeds: $(842,347))		(735,033)

TBA Sale Commitments

Mortgage-Backed Securities — (0.1)%
Uniform Mortgage-Backed Securities, 5.00%, 01/12/53(f)	(200)	(197,044)

Total TBA Sale Commitments — (0.1)% (Proceeds: $(199,664))		(197,044)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 155.4% (Cost: $497,729,078)		433,599,834

Liabilities in Excess of Other Assets — (55.4)%		(154,565,149)

Net Assets — 100.0%		$279,034,685

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Zero-coupon bond.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Represents or includes a TBA transaction.
(g)	Rounds to less than 1,000.
(h)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(i)	The amount to be repurchased assumes the maturity will be the day after the period end.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.
(l)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$12,560,167	$—	$(6,745,204	)(a)	$—	$—	$5,814,963	5,814,963	$130,377	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2022	BlackRock Income Trust, Inc. (BKT)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements

HSBC Securities (USA), Inc.	4.24%	11/10/22	01/12/23	$4,074,509	$4,097,543	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	21,115,617	21,234,991	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	5,153,750	5,182,886	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	6,134,742	6,169,423	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	5,514,219	5,545,393	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	6,133,955	6,168,632	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	3,788,417	3,809,834	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	5,716,404	5,748,721	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	6,154,228	6,189,020	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	9,263,300	9,317,822	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	6,190,161	6,225,156	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	6,147,437	6,182,191	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	4,098,819	4,121,991	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24	11/10/22	01/12/23	4,957,498	4,985,525	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45	12/12/22	01/12/23	2,634,901	2,641,089	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45	12/12/22	01/12/23	4,168,716	4,178,507	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45	12/12/22	01/12/23	4,124,525	4,134,213	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45	12/12/22	01/12/23	2,724,496	2,730,895	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	4.45	12/12/22	01/12/23	3,280,816	3,288,521	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A	4.45	12/27/22	01/12/23	2,309,192	2,310,619	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A	4.45	12/27/22	01/12/23	1,499,677	1,500,604	U.S. Government Sponsored Agency Securities	Up to 30 Days

				$115,185,379	$115,763,576

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Treasury Note	348	03/22/23	$39,025	$(214,060)

Short Contracts
10-Year U.S. Ultra Long Treasury Note	174	03/22/23	20,513	131,545
U.S. Long Bond	165	03/22/23	20,573	143,603
2-Year U.S. Treasury Note	179	03/31/23	36,695	(32,903)
5-Year U.S. Treasury Note	127	03/31/23	13,694	35,811

				278,056

				$63,996

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1-Day SOFR, 4.32%	Quarterly	0.17%	Quarterly	N/A	10/21/25	USD	137	$(15,220)	$(20)	$(15,200)
0.18%	Quarterly	1-Day FEDL, 4.33%	Quarterly	N/A	10/21/25	USD	137	15,209	16	15,193

								$(11)	$(4)	$(7)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$16	$(20)	$15,193	$(15,200)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$310,959	$—	$310,959
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	15,193	—	15,193

	$—	$—	$—	$—	$326,152	$—	$326,152

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$246,963	$—	$246,963
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	15,200	—	15,200

	$—	$—	$—	$—	$262,163	$—	$262,163

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2022	BlackRock Income Trust, Inc. (BKT)

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,390,388	$—	$2,390,388
Swaps	—	—	—	—	2,925,079	—	2,925,079

	$—	$—	$—	$—	$5,315,467	$—	$5,315,467

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(103,319)	$—	$(103,319)
Swaps	—	—	—	—	343,085	—	343,085

	$—	$—	$—	$—	$239,766	$—	$239,766

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$58,381,828
Average notional value of contracts — short	$80,367,329
Interest rate swaps:
Average notional value — pays fixed rate	$31,170,574
Average notional value — receives fixed rate	$6,148,074

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$—	$9,209	$9,209
Non-Agency Mortgage-Backed Securities	—	25,233,726	9	25,233,735
U.S. Government Sponsored Agency Securities	—	400,632,044	2,088,874	402,720,918
Short-Term Securities
Borrowed Bond Agreement	—	753,086	—	753,086
Money Market Funds	5,814,963	—	—	5,814,963

Liabilities
Investments
Borrowed Bonds	—	(735,033)	—	(735,033)
TBA Sale Commitments	—	(197,044)	—	(197,044)

	$5,814,963	$425,686,779	$2,098,092	$433,599,834

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$310,959	$15,193	$—	$326,152
Liabilities
Interest Rate Contracts	(246,963)	(15,200)	—	(262,163)

	$63,996	$(7)	$—	$63,989

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $115,763,576 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AIMCO CLO, Series 2017-AA, Class CR, (3 mo. LIBOR US + 2.10%), 6.34%, 04/20/34(a)(b)	USD	1,000	$936,605
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 7.28%, 10/21/28(a)(b)		1,000	915,107
ALM Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 6.00%), 10.08%, 10/15/29(a)(b)		285	247,674
Anchorage Capital CLO 3-R Ltd., Series 2014-3RA, Class E, (3 mo. LIBOR US + 5.50%), 9.87%, 01/28/31(a)(b)		850	677,091
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 6.97%, 01/28/31(a)(b)		250	221,126
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 7.87%, 01/28/31(a)(b)		1,000	898,396
Apidos CLO XXVI, Series 2017-26A, Class A1AR, (3 mo. LIBOR US + 0.90%), 5.09%, 07/18/29(a)(b)		450	444,453
Argent Securities Trust, Series 2006-W5, Class A1A, (1 mo. LIBOR US + 0.30%), 4.69%, 06/25/36(a)		4,244	2,787,792
Bain Capital Credit CLO Ltd.(a)(b)
Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.30%), 7.53%, 07/19/34		300	268,807
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.10%), 7.42%, 07/24/34		250	224,592
Barings CLO Ltd., Series 2017-1A, Class D, 7.79%, 07/18/29		250	237,314
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1R2, (3 mo. LIBOR US + 0.87%), 4.95%, 07/15/29(a)(b)		267	264,864
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class CR, (3 mo. LIBOR US + 2.05%), 6.13%, 07/15/34(a)(b)		250	231,849
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class D, (3 mo. LIBOR US + 2.90%), 6.98%, 04/15/34(a)(b)		500	454,783
Carlyle U.S. CLO Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.02%), 5.26%, 04/20/31(a)(b)		250	246,855
CarVal CLO II Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 2.00%), 6.24%, 04/20/32(a)(b)		250	235,424
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 10.68%, 07/20/32(a)(b)		500	432,979
Cayuga Park CLO Ltd., Series 2020-1A, Class B1R, (3 mo. LIBOR US + 1.65%), 5.73%, 07/17/34(a)(b)		250	238,663
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3 mo. LIBOR US + 1.60%), 5.68%, 07/15/33(a)(b)		500	483,433
CIFC Funding I Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.10%), 7.34%, 04/20/32(a)(b)		500	473,933
CIFC Funding Ltd., Series 2013-4A, Class DRR, (3 mo. LIBOR US + 2.80%), 7.16%, 04/27/31(a)(b)		250	232,785

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding VII Ltd.
Series 2022-7A, Class D, 9.56%, 10/22/35	USD	250	$244,640
Series 2022-7A, Class E, 13.15%, 10/22/35		500	485,563
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 5.78%, 10/25/36		345	223,920
Clear Creek CLO, Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 7.19%, 10/20/30(a)(b)		250	214,840
Countrywide Asset-Backed Certificates Trust, Series 2006-26, Class 1A, (1 mo. LIBOR US + 0.14%), 4.53%, 06/25/37(a)		539	491,416
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(b)		216	203,233
Dryden 106 CLO Ltd., 13.43%, 10/15/35		500	483,500
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 6.84%, 04/18/31(a)(b)		250	230,778
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 11.04%, 04/20/34(a)(b)		250	229,945
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3 mo. LIBOR US + 1.70%), 5.78%, 04/15/33(a)(b)		500	482,750
Elmwood CLO V Ltd., Series 2020-2A, Class CR, (3 mo. LIBOR US + 2.00%), 6.24%, 10/20/34(a)(b)		436	406,624
Generate CLO 3 Ltd., Series 3A, Class DR, (3 mo. LIBOR US + 3.60%), 7.84%, 10/20/29(a)(b)		250	228,529
Generate CLO 4 Ltd., Series 4A, Class ER, (3 mo. LIBOR US + 6.75%), 10.99%, 04/20/32(a)(b)		1,000	892,273
Generate CLO 6 Ltd., Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 7.82%, 01/22/35(a)(b)		750	664,406
Golub Capital Partners CLO 55B Ltd., Series 2021- 55A, Class E, (3 mo. LIBOR US + 6.56%), 10.80%, 07/20/34(a)(b)		250	220,129
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 10.53%, 04/15/33(a)(b)		250	216,740
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3 mo. LIBOR US + 1.80%), 5.88%, 07/15/34(a)(b)		250	241,479
Jay Park CLO Ltd., Series 2016-1A, Class CR, (3 mo. LIBOR US + 2.65%), 6.89%, 10/20/27(a)(b)		250	236,811
LCM XIII LP, Series 13A, Class AR3, (3 mo. LIBOR US + 0.87%), 5.10%, 07/19/27(a)(b)		527	521,398
Madison Park Funding XVII Ltd., Series 2015-17A, Class DR, (3 mo. LIBOR US + 3.60%), 7.88%, 07/21/30(a)(b)		500	469,277
Madison Park Funding XVIII Ltd., Series 2015-18A, Class ARR, (3 mo. LIBOR US + 0.94%), 5.22%, 10/21/30(a)(b)		500	493,040
Madison Park Funding XXIX Ltd.(a)(b)
Series 2018-29A, Class D, (3 mo. LIBOR US + 3.00%), 7.19%, 10/18/30		510	471,500
Series 2018-29A, Class E, (3 mo. LIBOR US + 5.70%), 9.89%, 10/18/30		250	225,505

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1R, (3 mo. LIBOR US + 0.97%), 5.33%, 04/25/29(a)(b)	USD	985	$971,214
Madison Park Funding XXVI Ltd., Series 2007-4A, Class DR, (3 mo. LIBOR US + 3.00%), 7.41%, 07/29/30(a)(b)		250	228,561
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class B, (3 mo. LIBOR US + 1.65%), 5.73%, 07/17/34(a)(b)		250	237,848
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ERR, (3 mo. LIBOR US + 6.50%), 10.58%, 07/15/34(a)(b)		790	686,068
Neuberger Berman Loan Advisers CLO 32 Ltd., Series 2019-32A, Class ER, (3 mo. LIBOR US + 6.10%), 10.33%, 01/20/32(a)(b)		425	382,079
Neuberger Berman Loan Advisers NBLA CLO 52 Ltd., Series 2022-52A, Class D, 10.33%, 10/24/35(c)		500	500,000
OCP CLO Ltd., Series 2019-16A, Class DR, (3 mo. LIBOR US + 3.15%), 7.06%, 04/10/33(a)(b)		250	228,918
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 7.13%, 07/15/34(a)(b)		250	231,309
Octagon Investment Partners 31 Ltd., Series 2017- 1A, Class E, (3 mo. LIBOR US + 6.30%), 10.54%, 07/20/30(a)(b)		500	433,312
Octagon Investment Partners XV Ltd., Series 2013- 1A, Class A1RR, (3 mo. LIBOR US + 0.97%), 5.20%, 07/19/30(a)(b)		1,795	1,771,626
Octagon Investment Partners XVII Ltd., Series 2013- 1A, Class BR2, (3 mo. LIBOR US + 1.40%), 5.76%, 01/25/31(a)(b)		250	240,942
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3 mo. LIBOR US + 1.70%), 5.98%, 10/25/34(a)(b)		250	239,395
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 7.23%, 10/17/29(a)(b)		250	230,072
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 9.78%, 01/20/31(a)(b)		250	199,312
Rad CLO 17 Ltd., Series 2022-17A, Class E, (3 mo. SOFR + 8.30%), 12.26%, 10/20/35(a)(b)		250	236,471
Regatta IX Funding Ltd., 7.98%, 04/17/30		500	471,284
Regatta XXIV Funding Ltd., Series 2021-5A, Class D, (3 mo. LIBOR US + 3.10%), 7.34%, 01/20/35(a)(b)		250	230,818
Regional Management Issuance, 3.88%, 10/17/33(c)		980	836,430
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 6.93%, 10/15/29(a)(b)		500	461,790
Sterling Coofs Trust(c)
Series 2004-1, Class A, 2.36%, 04/15/29		672	7,190
Series 2004-2, Class Note, 2.08%, 03/30/30(b)		1,041	10,405
TICP CLO I-2 Ltd., Series 2018-IA, Class C, (3 mo. LIBOR US + 3.04%), 7.37%, 04/26/28(a)(b)		500	481,299
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 11.13%, 04/15/33(a)(b)		250	223,438

Security		Par (000)	Value

Asset-Backed Securities (continued)
Trimaran CAVU Ltd.(a)(b)
Series 2021-1A, Class D, (3 mo. LIBOR US + 3.45%), 7.77%, 04/23/32	USD	250	$227,623
Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 7.61%, 10/25/34		500	453,243
Unique Pub Finance Co. PLC(d)
Series A4, 5.66%, 06/30/27	GBP	35	42,173
Series N, 6.46%, 03/30/32		50	60,451
Voya CLO Ltd., Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 5.73%, 10/17/32(a)(b)	USD	500	481,431
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 7.67%, 10/24/34(a)(b)		500	453,309
Whitebox CLO III Ltd., Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 7.43%, 10/15/34(a)(b)		250	233,839

Total Asset-Backed Securities — 6.5% (Cost: $33,102,103)			31,224,671

		Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(e)		47,837	15,308

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(c)		546,753,936	5,467

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(c)		3,155	—

Metals & Mining — 0.0%
Ameriforge Group, Inc.		801	401
Project Investor Holdings LLC, (Acquired 02/12/19, Cost: $100,687)(c)(f)		2,869	631

			1,032

Software — 0.0%
Avaya Holdings Corp.(e)		19	4

Specialty Retail — 0.0%
NMG Parent LLC		1,330	201,162

Total Common Stocks — 0.0% (Cost: $6,923,500)			222,973

		Par (000)

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc., 5.40%, 10/01/48(g)	USD	200	182,757

Aerospace & Defense — 2.9%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		156	147,991
Boeing Co., 5.15%, 05/01/30(g)		1,695	1,653,709
Bombardier, Inc.(b)
7.50%, 03/15/25		39	38,622
7.13%, 06/15/26(g)		715	693,703
7.88%, 04/15/27(g)		605	586,835

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
Bombardier, Inc.(b) (continued)
6.00%, 02/15/28(g)	USD	539	$498,424
7.45%, 05/01/34		100	100,000
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26(b)(g)		423	345,803
Howmet Aerospace, Inc., 5.13%, 10/01/24		5	4,944
Northrop Grumman Corp., 3.85%, 04/15/45(g)		600	478,541
Rolls-Royce PLC, 5.75%, 10/15/27(b)(g)		1,018	969,645
Spirit AeroSystems, Inc.
7.50%, 04/15/25(b)		32	31,621
9.38%, 11/30/29		463	487,400
TransDigm, Inc.
8.00%, 12/15/25(b)		815	827,054
6.25%, 03/15/26(b)(g)		5,693	5,614,380
6.38%, 06/15/26		46	44,756
7.50%, 03/15/27		105	103,888
4.63%, 01/15/29(g)		457	401,826
4.88%, 05/01/29(g)		300	261,675
Triumph Group, Inc., 8.88%, 06/01/24(b)(g)		661	672,567

			13,963,384

Airlines — 1.4%
Air Canada, 3.88%, 08/15/26(b)(g)		464	410,980
Allegiant Travel Co., 7.25%, 08/15/27(b)		113	107,481
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24		622	621,503
American Airlines, Inc., 11.75%, 07/15/25(b)(g)		609	653,213
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
5.50%, 04/20/26		217	209,052
5.75%, 04/20/29(g)		1,219	1,113,933
Avianca Midco 2 PLC, 9.00%, 12/01/28(b)		152	110,547
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(b)		9	8,648
Deutsche Lufthansa AG, 3.50%, 07/14/29(d)	EUR	100	90,584
Finnair OYJ, 4.25%, 05/19/25(d)		100	78,349
Gol Finance SA, 7.00%, 01/31/25(b)	USD	200	87,037
Hawaiian Brand Intellectual Property
Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(b)		249	225,345
International Consolidated Airlines Group SA, 2.75%, 03/25/25(d)	EUR	100	97,445
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)(g)	USD	1,043	1,094,666
United Airlines Pass-Through Trust(g)
Series 2020-1, Class A, 5.88%, 10/15/27		556	547,830
Series 2020-1, Class B, 4.88%, 01/15/26		38	36,248
United Airlines, Inc.(b)(g)
4.38%, 04/15/26		582	539,471
4.63%, 04/15/29		649	565,082

			6,597,414

Auto Components — 1.1%
Aptiv PLC, 4.40%, 10/01/46(g)		240	177,653
Clarios Global LP, 6.75%, 05/15/25(b)		486	487,123
Clarios Global LP/Clarios U.S. Finance Co.(b)
6.25%, 05/15/26		1,409	1,377,300
8.50%, 05/15/27(g)		2,612	2,550,609
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		174	153,098
Faurecia SE, 2.75%, 02/15/27(d)	EUR	100	90,068
Goodyear Tire & Rubber Co.
5.00%, 07/15/29	USD	104	86,752

Security		Par (000)	Value

Auto Components (continued)
Goodyear Tire & Rubber Co. (continued)
5.63%, 04/30/33	USD	109	$88,977
ZF Finance GmbH(d)
3.00%, 09/21/25	EUR	100	98,349
2.00%, 05/06/27		100	87,263

			5,197,192

Automobiles — 1.6%
Asbury Automotive Group, Inc.
4.50%, 03/01/28	USD	129	113,572
4.75%, 03/01/30		124	103,708
5.00%, 02/15/32(b)		157	129,164
Constellation Automotive Financing PLC, 4.88%, 07/15/27(d)	GBP	100	78,789
Ford Motor Co.
0.00%, 03/15/26(h)(i)	USD	406	383,061
4.35%, 12/08/26		11	10,432
3.25%, 02/12/32(g)		623	467,214
6.10%, 08/19/32(g)		179	165,281
Ford Motor Credit Co. LLC
3.81%, 01/09/24(g)		629	611,720
4.69%, 06/09/25		200	190,293
5.13%, 06/16/25(g)		490	471,057
3.38%, 11/13/25(g)		200	180,803
4.39%, 01/08/26(g)		400	372,584
2.70%, 08/10/26		295	256,178
4.95%, 05/28/27(g)		200	186,580
2.90%, 02/16/28(g)		295	243,646
4.00%, 11/13/30		200	164,168
3.63%, 06/17/31(g)		400	314,223
General Motors Co., 5.40%, 10/15/29(g)		679	647,968
General Motors Financial Co., Inc., 2.70%, 08/20/27(g)		1,500	1,311,227
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		45	38,089
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28(d)	EUR	100	80,837
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)	USD	122	102,056
LCM Investments Holdings II LLC, 4.88%, 05/01/29(b)		292	233,830
Lithia Motors, Inc., 3.88%, 06/01/29(b)		131	107,696
MajorDrive Holdings IV LLC, 6.38%, 06/01/29(b)		178	132,822
Penske Automotive Group, Inc.
3.50%, 09/01/25(g)		214	198,605
3.75%, 06/15/29		69	56,003
Renault SA, 2.38%, 05/25/26(d)	EUR	100	96,156
TML Holdings Pte. Ltd., 4.35%, 06/09/26(d)	USD	200	178,600
Wabash National Corp., 4.50%, 10/15/28(b)		220	187,349

			7,813,711

Banks — 0.8%
Banco BPM SpA, (5 year EUR Swap + 3.17%), 2.88%, 06/29/31(a)(d)	EUR	100	88,582
Banco Espirito Santo SA(e)(j)
4.75%, 01/15/22		100	12,845
4.00%, 01/21/22		100	12,845
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%	USD	201	190,297
Bank of Communications Co. Ltd., (5 year CMT + 3.35%), 3.80%(a)(d)(k)		200	191,000
Chong Hing Bank Ltd., (5 year CMT + 3.86%), 5.70%(a)(d)(k)		250	235,906
Grupo Aval Ltd., 4.38%, 02/04/30(b)		200	161,600
Intesa Sanpaolo SpA, 5.71%, 01/15/26(b)		200	192,200

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Krung Thai Bank PCL, (5 year CMT + 3.53%), 4.40%(a)(d)(k)	USD	202	$180,007
Northern Trust Corp., 6.13%, 11/02/32(g)		219	230,923
Standard Chartered PLC, (3 mo. LIBOR US + 1.08%), 3.89%, 03/15/24(a)(b)(g)		1,500	1,492,771
SVB Financial Group, Series D, (5 year CMT + 3.07%), 4.25%(a)(g)(k)		1,000	656,049
Wells Fargo & Co., Series BB, (5 year CMT + 3.45%), 3.90%(a)(g)(k)		365	319,472

			3,964,497

Beverages — 1.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(g)		800	727,260
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(g)(l)		834	579,715
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(b)
6.00%, 06/15/27(g)		400	391,578
3.25%, 09/01/28		200	169,889
4.00%, 09/01/29(g)		2,234	1,770,506
Ball Corp.
2.88%, 08/15/30		36	28,732
3.13%, 09/15/31(g)		377	302,780
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25(b)		211	183,636
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		34	35,003
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(g)		794	772,044
OI European Group BV, 2.88%, 02/15/25(d)	EUR	100	102,763
Silgan Holdings, Inc., 4.13%, 02/01/28	USD	84	77,713
Trivium Packaging Finance BV(b)(g)
5.50%, 08/15/26		1,004	920,604
8.50%, 08/15/27		1,367	1,254,257

			7,316,480

Biotechnology — 0.0%
Cidron Aida Finco SARL, 5.00%, 04/01/28(d)	EUR	100	91,256

Building Materials(b) — 0.5%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28	USD	207	189,949
James Hardie International Finance DAC, 5.00%, 01/15/28		200	183,500
Jeld-Wen, Inc., 6.25%, 05/15/25		146	136,560
Masonite International Corp.
Class C, 5.38%, 02/01/28		101	93,386
Class C, 3.50%, 02/15/30		214	173,110
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28		81	71,926
9.75%, 07/15/28		38	35,110
Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/28(g)		503	450,034
Standard Industries, Inc.(g)
5.00%, 02/15/27		209	192,851
4.75%, 01/15/28		80	71,991
4.38%, 07/15/30		683	556,594
3.38%, 01/15/31		283	212,958
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29		235	218,791

			2,586,760

Building Products(b) — 0.8%
Advanced Drainage Systems, Inc. 5.00%, 09/30/27		218	203,285

Security		Par (000)	Value

Building Products (continued)
Advanced Drainage Systems, Inc. (continued) 6.38%, 06/15/30(g)	USD	499	$484,858
Beacon Roofing Supply, Inc., 4.13%, 05/15/29		123	102,212
Foundation Building Materials, Inc., 6.00%, 03/01/29(g)		111	83,106
GYP Holdings III Corp., 4.63%, 05/01/29		237	193,503
LBM Acquisition LLC, 6.25%, 01/15/29		37	23,545
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		87	70,049
SRS Distribution, Inc.(g)
4.63%, 07/01/28		516	457,419
6.13%, 07/01/29		499	403,451
6.00%, 12/01/29		397	315,954
White Cap Buyer LLC, 6.88%, 10/15/28(g)		1,369	1,184,197
White Cap Parent LLC, (8.25% PIK), 8.25%, 03/15/26(l)		235	203,155

			3,724,734

Capital Markets — 1.4%
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27(b)		77	77,385
Blackstone Private Credit Fund
7.05%, 09/29/25(b)		79	78,374
3.25%, 03/15/27		75	63,147
Charles Schwab Corp., Series H, (10 year CMT + 3.08%), 4.00%(a)(g)(k)		2,835	2,260,771
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(b)(g)		214	183,139
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		498	398,094
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 05/15/26(g)		394	378,593
5.25%, 05/15/27(g)		674	617,114
4.38%, 02/01/29		295	249,467
Kane Bidco Ltd., 6.50%, 02/15/27(d)	GBP	100	100,343
NFP Corp.(b)
4.88%, 08/15/28(g)	USD	595	506,521
6.88%, 08/15/28(g)		1,373	1,131,735
7.50%, 10/01/30		105	98,740
Owl Rock Capital Corp.
4.25%, 01/15/26		17	15,606
3.40%, 07/15/26		63	55,009
Owl Rock Core Income Corp.
3.13%, 09/23/26		43	36,591
7.75%, 09/16/27(b)(g)		302	301,023
SURA Asset Management SA, 4.88%, 04/17/24(d)		188	186,590

			6,738,242

Chemicals — 1.7%
Alpek SAB de CV, 3.25%, 02/25/31(b)		200	166,163
Ashland LLC, 3.38%, 09/01/31(b)(g)		296	236,584
Avient Corp., 7.13%, 08/01/30(b)		164	160,315
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)(g) .		447	368,849
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b)(g)		170	157,148
Celanese U.S. Holdings LLC, 6.17%, 07/15/27(g)		275	271,240
Diamond BC BV, 4.63%, 10/01/29(b)(g)		571	458,227
Element Solutions, Inc., 3.88%, 09/01/28(b)(g)		1,442	1,225,700
Equate Petrochemical BV, 4.25%, 11/03/26(d)		200	190,850
HB Fuller Co., 4.25%, 10/15/28		110	97,350

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Herens Holdco SARL, 4.75%, 05/15/28(b)(g)	USD	612	$457,415
Herens Midco SARL, 5.25%, 05/15/29(d)	EUR	100	73,931
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)(g)	USD	368	308,099
Ingevity Corp., 3.88%, 11/01/28(b)		84	72,229
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26(b)(l)		259	181,300
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29(b)		113	93,351
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		169	150,511
Monitchem HoldCo 3 SA, 5.25%, 03/15/25(d)	EUR	100	102,619
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	67	64,822
Sasol Financing USA LLC, 5.50%, 03/18/31		200	161,913
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26(b)(g)		239	202,553
Scotts Miracle-Gro Co.
4.00%, 04/01/31		169	129,106
4.38%, 02/01/32		27	20,350
SK Invictus Intermediate II Sarl, 5.00%, 10/30/29(b)(g)		550	451,000
WESCO Distribution, Inc.(b)(g)
7.13%, 06/15/25		676	684,458
7.25%, 06/15/28		636	644,251
WR Grace Holdings LLC(b)
5.63%, 10/01/24		216	212,760
4.88%, 06/15/27		122	108,108
5.63%, 08/15/29(g)		1,131	913,022

			8,364,224

Commercial Services & Supplies — 0.8%
ADT Security Corp.
4.13%, 06/15/23		9	8,910
4.13%, 08/01/29(b)		27	22,962
4.88%, 07/15/32(b)		44	37,392
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26(b)		200	178,362
APX Group, Inc., 5.75%, 07/15/29(b)(g)		268	221,954
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/29(b)(g)		36	30,796
Fortress Transportation & Infrastructure Investors LLC(b)
6.50%, 10/01/25		57	53,592
5.50%, 05/01/28(g)		310	264,464
Herc Holdings, Inc., 5.50%, 07/15/27(b)(g)		362	337,655
Hertz Corp.(b)
4.63%, 12/01/26		126	105,525
5.00%, 12/01/29(g)		101	76,619
Metis Merger Sub LLC, 6.50%, 05/15/29(b)		125	104,935
NESCO Holdings II, Inc., 5.50%, 04/15/29(b)		239	209,125
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.25%, 04/15/24		141	138,506
5.75%, 04/15/26(g)		480	462,000
6.25%, 01/15/28(g)		180	163,829
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		187	183,728
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(b)(g)		653	548,324
United Rentals North America, Inc., 5.25%, 01/15/30		161	151,272

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Williams Scotsman International, Inc.(b)
6.13%, 06/15/25(g)	USD	403	$398,970
4.63%, 08/15/28		243	219,308

			3,918,228

Communications Equipment — 0.5%
Ciena Corp., 4.00%, 01/31/30(b)		104	91,531
CommScope Technologies LLC, 6.00%, 06/15/25(b)(g)		713	648,830
CommScope, Inc.(b)
6.00%, 03/01/26		132	121,822
8.25%, 03/01/27		158	122,450
7.13%, 07/01/28(g)		138	98,652
4.75%, 09/01/29(g)		416	335,379
Nokia OYJ, 4.38%, 06/12/27		149	140,666
Viasat, Inc.(b)
5.63%, 09/15/25		270	250,503
5.63%, 04/15/27(g)		67	60,860
6.50%, 07/15/28(g)		161	120,786
Viavi Solutions, Inc., 3.75%, 10/01/29(b)(g)		355	298,361

			2,289,840

Construction Materials(b) — 0.2%
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28(g)		281	250,708
3.88%, 11/15/29		59	48,230
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		131	117,478
H&E Equipment Services, Inc., 3.88%, 12/15/28		58	49,404
Resideo Funding, Inc., 4.00%, 09/01/29		59	47,704
Wesco Aircraft Holdings, Inc., 9.00%, 11/15/26		672	450,240

			963,764

Consumer Discretionary — 1.3%
APi Group DE, Inc.(b)
4.13%, 07/15/29		132	109,404
4.75%, 10/15/29		100	86,686
Carnival Corp.
10.13%, 02/01/26(d)	EUR	100	105,829
10.50%, 02/01/26(b)(g)	USD	361	362,718
7.63%, 03/01/26(b)		71	56,274
5.75%, 03/01/27(b)(g)		893	637,638
9.88%, 08/01/27(b)		262	247,590
4.00%, 08/01/28(b)(g)		477	388,951
6.00%, 05/01/29(b)(g)		371	247,228
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28(b)(g)		1,138	1,168,282
CoreLogic, Inc., 4.50%, 05/01/28(b)(g)		511	392,039
Legends Hospitality Holding Co. LLC/Legends
Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26(b)		91	80,990
Life Time, Inc.(b)
5.75%, 01/15/26		258	240,069
8.00%, 04/15/26		215	193,500
Lindblad Expeditions LLC, 6.75%, 02/15/27(b)		305	276,687
NCL Corp. Ltd.(b)
5.88%, 03/15/26		253	198,724
7.75%, 02/15/29		67	50,420
NCL Finance Ltd., 6.13%, 03/15/28(b)(g)		261	192,676
Royal Caribbean Cruises Ltd.(b)
11.50%, 06/01/25		120	128,700
4.25%, 07/01/26		72	58,201
5.50%, 08/31/26		91	76,554

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Discretionary (continued)
Royal Caribbean Cruises Ltd.(b) (continued)
5.38%, 07/15/27	USD	134	$108,500
11.63%, 08/15/27		176	176,744
5.50%, 04/01/28(g)		73	58,257
8.25%, 01/15/29		191	191,477
9.25%, 01/15/29(g)		345	354,522
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29(b)		57	45,885

			6,234,545

Consumer Finance — 1.7%
American Express Co., (5 year CMT + 2.85%), 3.55%(a)(g)(k)		735	603,803
Block, Inc., 3.50%, 06/01/31(g)		1,224	976,660
Discover Financial Services, 6.70%, 11/29/32		85	86,401
Equifax, Inc., 2.60%, 12/15/25		59	54,880
Global Payments, Inc.
4.95%, 08/15/27(g)		100	97,000
3.20%, 08/15/29(g)		564	479,429
2.90%, 05/15/30(g)		754	617,803
5.40%, 08/15/32		86	81,902
HealthEquity, Inc., 4.50%, 10/01/29(b)(g)		640	559,296
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(b)(g)		220	171,622
Navient Corp.
7.25%, 09/25/23		77	76,937
6.13%, 03/25/24		86	84,247
5.88%, 10/25/24		82	79,339
5.50%, 03/15/29		211	172,176
OneMain Finance Corp.
6.88%, 03/15/25		226	217,113
7.13%, 03/15/26(g)		305	290,018
3.50%, 01/15/27		304	251,703
6.63%, 01/15/28(g)		240	220,999
5.38%, 11/15/29		105	85,880
4.00%, 09/15/30		110	82,075
Sabre Global, Inc.(b)
9.25%, 04/15/25		164	163,365
7.38%, 09/01/25		252	242,182
11.25%, 12/15/27		90	92,675
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)(g)		431	407,204
Shift4 Payments, Inc., 0.00%, 12/15/25(h)(i)		174	172,369
SLM Corp., 3.13%, 11/02/26		173	147,128
Verscend Escrow Corp., 9.75%, 08/15/26(b)(g)		1,817	1,780,133

			8,294,339

Containers & Packaging — 0.5%
Clydesdale Acquisition Holdings, Inc.(b)(g)
6.63%, 04/15/29		558	530,519
8.75%, 04/15/30		377	322,701
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		196	186,902
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26(g)		424	411,598
Graham Packaging Co., Inc., 7.13%, 08/15/28(b)		60	50,061
Graphic Packaging International LLC(b)
4.75%, 07/15/27		89	83,771
3.50%, 03/15/28		17	14,795
3.50%, 03/01/29		61	51,974
Klabin Austria GmbH, 3.20%, 01/12/31(b)		200	161,000

Security		Par (000)	Value

Containers & Packaging (continued)
LABL, Inc., 5.88%, 11/01/28(b)	USD	261	$227,402
Sealed Air Corp.(b)
5.13%, 12/01/24		46	45,195
4.00%, 12/01/27		73	66,221
Suzano Austria GmbH, 3.13%, 01/15/32		71	55,291

			2,207,430

Diversified Consumer Services — 1.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26		1,737	1,589,355
9.75%, 07/15/27(g)		601	522,870
6.00%, 06/01/29(g)		1,356	984,130
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28(b)(g)		1,348	1,104,257
Clarivate Science Holdings Corp.(b)(g)
3.88%, 07/01/28		631	546,696
4.88%, 07/01/29		459	390,311
Garda World Security Corp., 4.63%, 02/15/27(b)		132	116,553
Graham Holdings Co., 5.75%, 06/01/26(b)		140	137,564
Rekeep SpA, 7.25%, 02/01/26(d)	EUR	100	88,979
Service Corp. International
5.13%, 06/01/29	USD	238	223,131
3.38%, 08/15/30(g)		263	213,794
4.00%, 05/15/31(g)		333	280,461
Sotheby’s, 7.38%, 10/15/27(b)(g)		451	422,871

			6,620,972

Diversified Financial Services — 2.8%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28(b)(g)		403	321,392
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)		200	193,000
Bank of America Corp., (1 day SOFR + 1.99%), 6.20%, 11/10/28(a)(g)		435	449,125
Barclays PLC
3.65%, 03/16/25(g)		3,600	3,458,315
5.20%, 05/12/26		200	194,499
Blackstone Holdings Finance Co. LLC, 5.90%, 11/03/27(g)		631	635,725
BNP Paribas SA, (5 year CMT + 3.34%), 4.63%(a)(b)(g)(k)		1,500	1,158,901
Citigroup, Inc.(a)(k)
(5 year CMT + 3.42%), 3.88%(g)		2,000	1,705,000
Series W, (5 year CMT + 3.60%), 4.00%		155	135,024
Series Y, (5 year CMT + 3.00%), 4.15%(g)		490	400,050
Credit Suisse Group AG, (1 year EURIBOR ICE Swap Rate + 4.95%), 7.75%, 03/01/29(a)(d)	EUR	100	106,291
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25(d)	GBP	100	93,932
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(l)	USD	231	196,783
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(a)(k)		730	664,289
HSBC Holdings PLC
4.38%, 11/23/26(g)		395	379,328
(5 year CMT + 3.22%), 4.00%(a)(g)(k)		290	250,837
(5 year USD ICE Swap + 4.37%), 6.38%(a)(g)(k)		500	484,539
(1 day SOFR + 3.35%), 7.39%, 11/03/28(a)		265	278,502
Intrum AB, 3.00%, 09/15/27(d)	EUR	100	84,903

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
ION Trading Technologies SARL, 5.75%, 05/15/28(b)	USD	200	$166,750
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28(b)		325	265,112
JPMorgan Chase & Co., (1 day SOFR + 2.58%), 5.72%, 09/14/33(a)(g)		195	190,330
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)
4.25%, 02/01/27(g)		170	142,805
4.75%, 06/15/29		67	54,093
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(a)(g)(k)		450	427,058
Morgan Stanley, 4.00%, 07/23/25(g)		965	942,313
Spectrum Brands, Inc.(b)
5.00%, 10/01/29		141	122,025
5.50%, 07/15/30		154	135,910

			13,636,831

Diversified Telecommunication Services — 2.5%
AT&T, Inc., 4.30%, 02/15/30(g)		1,350	1,273,836
Consolidated Communications, Inc., 6.50%, 10/01/28(b)(g)		489	379,983
Level 3 Financing, Inc.(b)
3.40%, 03/01/27(g)		420	354,894
4.63%, 09/15/27		202	168,165
4.25%, 07/01/28(g)		919	723,896
3.63%, 01/15/29		136	99,585
3.75%, 07/15/29(g)		380	273,361
3.88%, 11/15/29		39	30,776
Lumen Technologies, Inc.(b)
4.00%, 02/15/27(g)		1,026	869,486
4.50%, 01/15/29(g)		664	458,301
5.38%, 06/15/29		42	30,237
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(l)		200	33,475
SoftBank Group Corp., 4.75%, 07/30/25(d)	EUR	100	100,087
Sprint Capital Corp.(g)
6.88%, 11/15/28	USD	1,197	1,242,414
8.75%, 03/15/32		919	1,093,702
Telecom Italia Capital SA
6.38%, 11/15/33		222	181,616
6.00%, 09/30/34(g)		432	326,463
7.20%, 07/18/36		98	79,566
7.72%, 06/04/38		44	36,520
Telecom Italia SpA
4.00%, 04/11/24(d)	EUR	150	156,152
5.30%, 05/30/24(b)(g)	USD	200	189,488
1.63%, 01/18/29(d)	EUR	100	81,329
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/28(b)	USD	70	56,000
Verizon Communications, Inc., 3.70%, 03/22/61(g)		1,000	697,490
Zayo Group Holdings, Inc.(b)(g)
4.00%, 03/01/27		3,087	2,279,966
6.13%, 03/01/28		1,772	1,004,863

			12,221,651

Electric Utilities — 0.6%
Black Hills Corp., 3.15%, 01/15/27(g)		305	282,064
Comision Federal de Electricidad, 4.88%, 01/15/24		200	197,663

Security		Par (000)	Value

Electric Utilities (continued)
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)	USD	200	$158,413
Enel Finance International NV, 3.63%, 05/25/27(b)(g)		900	831,739
FirstEnergy Corp.
2.65%, 03/01/30		87	70,935
Series B, 2.25%, 09/01/30		21	16,668
Series C, 3.40%, 03/01/50(g)		598	394,560
FirstEnergy Transmission LLC(b)(g)
5.45%, 07/15/44		458	426,043
4.55%, 04/01/49		163	131,891
NextEra Energy Operating Partners LP(b)
4.25%, 07/15/24(g)		170	164,900
4.25%, 09/15/24		9	8,367
Pike Corp., 5.50%, 09/01/28(b)		80	69,939
Texas Competitive Electric Holdings, 1.00%, 11/10/21(c)(e)(j)		780	—

			2,753,182

Electrical Equipment(b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26(g)		416	401,440
GrafTech Finance, Inc., 4.63%, 12/15/28		136	111,686

			513,126

Electronic Equipment, Instruments & Components — 0.4%
BWX Technologies, Inc.(b)
4.13%, 06/30/28		268	240,865
4.13%, 04/15/29		208	182,041
CDW LLC/CDW Finance Corp.
3.28%, 12/01/28		130	111,301
3.25%, 02/15/29		212	180,558
Imola Merger Corp., 4.75%, 05/15/29(b)(g)		510	442,483
Vertiv Group Corp., 4.13%, 11/15/28(b)(g)		920	782,000

			1,939,248

Energy Equipment & Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		170	162,293
6.25%, 04/01/28(g)		729	667,044
Halliburton Co., 3.80%, 11/15/25(g)		3	2,918
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26(g)		355	340,548
6.88%, 09/01/27		406	379,610
Vallourec SA, 8.50%, 06/30/26(d)	EUR	25	26,236
Weatherford International Ltd.(b)
11.00%, 12/01/24	USD	7	7,140
6.50%, 09/15/28		215	210,764
8.63%, 04/30/30(g)		314	301,537

			2,098,090

Environmental, Maintenance & Security Service — 0.8%
Clean Harbors, Inc.(b)(g)
4.88%, 07/15/27		250	236,875
5.13%, 07/15/29		129	119,641
Covanta Holding Corp.
4.88%, 12/01/29(b)		142	116,336
5.00%, 09/01/30		70	56,528
GFL Environmental, Inc.(b)
4.25%, 06/01/25		86	82,147
3.75%, 08/01/25		136	128,520

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Environmental, Maintenance & Security Service (continued)
GFL Environmental, Inc.(b) (continued)
5.13%, 12/15/26(g)	USD	243	$232,383
4.00%, 08/01/28(g)		431	368,505
3.50%, 09/01/28		198	174,074
4.75%, 06/15/29(g)		378	330,844
4.38%, 08/15/29		317	268,642
Republic Services, Inc., 3.38%, 11/15/27(g)		750	698,783
Stericycle, Inc., 3.88%, 01/15/29(b)		162	141,345
Tervita Corp., 11.00%, 12/01/25(b)		114	122,558
Waste Pro USA, Inc., 5.50%, 02/15/26(b)(g)		601	530,743

			3,607,924

Equity Real Estate Investment Trusts (REITs) — 1.2%
Alexandria Real Estate Equities, Inc., 4.00%, 02/01/50(g)		450	341,023
American Tower Corp.
2.90%, 01/15/30(g)		280	237,123
2.70%, 04/15/31		90	73,256
4.05%, 03/15/32(g)		180	160,523
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27(b)		178	148,775
Digital Realty Trust LP, 5.55%, 01/15/28(g)		115	115,760
Equinix, Inc., 3.90%, 04/15/32(g)		551	489,532
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)(g)		142	117,422
Healthpeak Properties, Inc., 2.88%, 01/15/31(g)		1,000	835,730
Iron Mountain, Inc.(b)
5.00%, 07/15/28		32	28,742
5.25%, 07/15/30		172	149,468
5.63%, 07/15/32(g)		57	49,397
LMIRT Capital Pte. Ltd., 7.25%, 06/19/24(d)		229	151,140
MPT Operating Partnership LP/MPT Finance Corp.(g)
5.00%, 10/15/27		66	55,475
4.63%, 08/01/29		488	372,141
3.50%, 03/15/31		1,388	951,451
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27(g)		678	613,598
4.50%, 02/15/29(b)		179	154,404
RLJ Lodging Trust LP(b)
3.75%, 07/01/26		135	120,229
4.00%, 09/15/29		97	78,635
Ventas Realty LP, 4.13%, 01/15/26(g)		650	630,464
VICI Properties LP/VICI Note Co., Inc., 3.88%, 02/15/29(b)		50	43,822

			5,918,110

Food & Staples Retailing — 0.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
3.25%, 03/15/26(g)		582	530,816
7.50%, 03/15/26		107	109,262
4.63%, 01/15/27(g)		429	398,485
5.88%, 02/15/28		320	304,218
4.88%, 02/15/30(g)		214	190,986
Bellis Acquisition Co. PLC, 3.25%, 02/16/26(d)	GBP	100	98,167
Darling Ingredients, Inc., 6.00%, 06/15/30(b)(g)	USD	434	424,235
Kraft Heinz Foods Co.(g)
4.88%, 10/01/49		245	212,671

Security		Par (000)	Value

Food & Staples Retailing (continued)
Kraft Heinz Foods Co.(g) (continued)
5.50%, 06/01/50	USD	412	$393,747
Lamb Weston Holdings, Inc.(b)(g)
4.88%, 05/15/28		257	243,508
4.13%, 01/31/30		312	275,558
4.38%, 01/31/32		216	188,719
Ocado Group PLC, 3.88%, 10/08/26(d)	GBP	100	93,089
Performance Food Group, Inc., 4.25%, 08/01/29(b)(g)	USD	395	342,315
Post Holdings, Inc.(b)
5.75%, 03/01/27		89	86,070
4.63%, 04/15/30(g)		118	101,803
U.S. Foods, Inc.(b)
4.75%, 02/15/29		335	297,453
4.63%, 06/01/30		39	34,344
United Natural Foods, Inc., 6.75%, 10/15/28(b)		34	32,668

			4,358,114

Food Products — 0.6%
Aramark International Finance SARL, 3.13%, 04/01/25(d)	EUR	138	141,075
Aramark Services, Inc.(b)(g)
5.00%, 04/01/25	USD	435	424,467
6.38%, 05/01/25		188	185,689
5.00%, 02/01/28		242	225,770
BRF SA, 4.88%, 01/24/30(d)		200	168,413
Chobani LLC/Chobani Finance Corp., Inc.(b)(g)
7.50%, 04/15/25		840	817,950
4.63%, 11/15/28		480	417,893
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/31(b)		280	228,732
Pilgrim’s Pride Corp., 3.50%, 03/01/32(b)(g)		175	136,938
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.63%, 03/01/29(b)		171	139,203

			2,886,130

Gas Utilities — 0.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(b)		91	77,348

Health Care Equipment & Supplies(b) — 0.2%
Avantor Funding, Inc.
4.63%, 07/15/28(g)		594	539,732
3.88%, 11/01/29		185	155,354
Embecta Corp., 6.75%, 02/15/30		75	67,687
Garden Spinco Corp., 8.63%, 07/20/30		199	210,940

			973,713

Health Care Providers & Services — 2.7%
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		115	109,078
5.00%, 04/15/29		86	79,094
AdaptHealth LLC(b)
6.13%, 08/01/28		73	66,918
5.13%, 03/01/30		26	22,134
AHP Health Partners, Inc., 5.75%, 07/15/29(b)		324	253,125
Cano Health LLC, 6.25%, 10/01/28(b)		104	62,920
Centene Corp.
2.45%, 07/15/28(g)		480	405,144
3.00%, 10/15/30(g)		584	478,734

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Centene Corp. (continued)
2.50%, 03/01/31(g)	USD	1,002	$784,038
2.63%, 08/01/31		270	212,166
CHS/Community Health Systems, Inc.(b)
5.63%, 03/15/27(g)		185	158,630
6.00%, 01/15/29(g)		525	439,152
5.25%, 05/15/30		267	201,328
4.75%, 02/15/31		55	39,931
Elevance Health, Inc.
3.65%, 12/01/27(g)		1,000	942,909
2.75%, 10/15/42(h)		19	138,941
Encompass Health Corp.
4.50%, 02/01/28		15	13,626
4.75%, 02/01/30(g)		472	414,483
4.63%, 04/01/31		211	181,358
HCA, Inc., 5.50%, 06/15/47(g)		650	577,279
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		190	178,807
4.38%, 02/15/27		191	161,552
Medline Borrower LP(b)(g)
3.88%, 04/01/29		487	392,503
5.25%, 10/01/29		1,030	818,098
Molina Healthcare, Inc.(b)
4.38%, 06/15/28(g)		303	276,515
3.88%, 11/15/30		80	67,795
3.88%, 05/15/32(g)		238	197,645
Surgery Center Holdings, Inc.(b)(g)
6.75%, 07/01/25		547	539,210
10.00%, 04/15/27		621	631,867
Teleflex, Inc.
4.63%, 11/15/27		80	76,247
4.25%, 06/01/28(b)		331	302,157
Tenet Healthcare Corp.
4.63%, 07/15/24(g)		204	198,952
4.63%, 09/01/24(b)(g)		367	356,451
4.88%, 01/01/26(b)(g)		958	905,926
6.25%, 02/01/27(b)		179	171,931
5.13%, 11/01/27(b)(g)		192	178,606
4.63%, 06/15/28(b)		81	72,474
6.13%, 10/01/28(b)		183	163,844
4.25%, 06/01/29(b)		48	41,582
6.13%, 06/15/30(b)(g)		353	336,338
UnitedHealth Group, Inc., 3.75%, 07/15/25(g)		1,470	1,437,013

			13,086,501

Health Care Technology — 0.6%
AthenaHealth Group, Inc., 6.50%, 02/15/30(b)(g)		1,408	1,037,601
Catalent Pharma Solutions, Inc.(b)
5.00%, 07/15/27(g)		365	339,639
3.13%, 02/15/29		157	125,007
3.50%, 04/01/30(g)		349	275,567
Charles River Laboratories International, Inc.(b)
4.25%, 05/01/28		159	146,434
3.75%, 03/15/29		34	30,070
4.00%, 03/15/31		67	57,955
Chrome Bidco SASU, 3.50%, 05/31/28(d)	EUR	100	89,650
IQVIA, Inc.(b)(g)
5.00%, 10/15/26	USD	463	442,095

Security		Par (000)	Value

Health Care Technology (continued)
IQVIA, Inc.(b)(g) (continued)
5.00%, 05/15/27	USD	437	$416,592
Syneos Health, Inc., 3.63%, 01/15/29(b)(g)		145	115,470

			3,076,080

Hotels, Restaurants & Leisure — 2.8%
Accor SA, 0.70%, 12/07/27(d)	EUR	32	13,828
Boyd Gaming Corp.
4.75%, 12/01/27	USD	179	166,717
4.75%, 06/15/31(b)(g)		376	327,120
Boyne USA, Inc., 4.75%, 05/15/29(b)(g)		344	304,455
Burger King (Restaurant Brands Int)/New Red
Finance, Inc.(b)
5.75%, 04/15/25		207	205,385
3.88%, 01/15/28(g)		153	136,866
4.38%, 01/15/28(g)		134	119,984
4.00%, 10/15/30		146	118,232
Caesars Entertainment, Inc.(b)(g)
6.25%, 07/01/25		1,011	982,364
8.13%, 07/01/27		1,508	1,481,685
4.63%, 10/15/29		624	507,817
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)(g)		478	467,917
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(b)(g)		691	619,433
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)(g)		296	292,779
Champion Path Holdings Ltd., 4.50%, 01/27/26(d)		232	199,520
Churchill Downs, Inc., 5.50%, 04/01/27(b)(g)		675	639,600
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.(b)
4.63%, 01/15/29(g)		483	408,732
6.75%, 01/15/30		68	54,849
Fortune Star BVI Ltd., 6.75%, 07/02/23(d)		200	188,000
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(b)		145	143,522
5.75%, 05/01/28(b)		112	108,640
3.75%, 05/01/29(b)		146	126,290
4.88%, 01/15/30(g)		604	547,351
4.00%, 05/01/31(b)		281	235,093
3.63%, 02/15/32(b)		15	12,012
McDonald’s Corp., 3.70%, 01/30/26(g)		405	393,759
Melco Resorts Finance Ltd., 5.25%, 04/26/26(d)		250	219,375
Merlin Entertainments Ltd., 5.75%, 06/15/26(b)		200	187,248
MGM China Holdings Ltd., 5.88%, 05/15/26(d)		250	231,531
MGM Resorts International
6.00%, 03/15/23		416	414,523
5.75%, 06/15/25		29	28,184
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(b)		235	199,953
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.(b)
5.63%, 09/01/29		116	85,538
5.88%, 09/01/31		116	82,058
Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, 11/01/26(b)		177	157,247
Scientific Games International, Inc.(b)
8.63%, 07/01/25		203	207,101
7.00%, 05/15/28		174	165,980
7.25%, 11/15/29		51	48,960

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)(g)	USD	269	$270,832
Station Casinos LLC, 4.63%, 12/01/31(b)		277	222,202
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25(d)	GBP	100	109,047
Vail Resorts, Inc., 6.25%, 05/15/25(b)	USD	154	154,000
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		158	141,758
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)(g)		192	173,274
Wynn Macau Ltd., 5.50%, 01/15/26(d)		347	315,944
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)(g)
7.75%, 04/15/25		239	237,675
5.13%, 10/01/29		740	634,276
Yum! Brands, Inc.
4.75%, 01/15/30(b)(g)		196	179,830
3.63%, 03/15/31		96	80,496
5.38%, 04/01/32		38	35,198
5.35%, 11/01/43		71	58,398

			13,442,578

Household Durables — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
4.63%, 08/01/29		100	80,073
4.63%, 04/01/30		145	116,378
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC(b)
5.00%, 06/15/29		208	162,525
4.88%, 02/15/30(g)		364	283,799
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		253	217,104
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		219	210,240
Mattamy Group Corp., 4.63%, 03/01/30(b)(g)		199	161,282
Meritage Homes Corp., 5.13%, 06/06/27		50	47,010
NCR Corp.(b)
5.75%, 09/01/27		220	210,523
5.00%, 10/01/28		110	93,779
5.13%, 04/15/29		145	121,267
6.13%, 09/01/29		92	86,025
SWF Escrow Issuer Corp., 6.50%, 10/01/29(b)(g)		330	191,219
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		245	235,230
5.13%, 08/01/30		54	46,777
Tempur Sealy International, Inc.(b)
4.00%, 04/15/29		204	171,393
3.88%, 10/15/31(g)		145	113,829
Tri Pointe Group, Inc./Tri Pointe Homes, Inc., 5.88%, 06/15/24		11	10,946
Tri Pointe Homes, Inc., 5.25%, 06/01/27		15	13,391

			2,572,790

Household Products — 0.1%
Berkline Benchcraft LLC, 4.50%, 06/01/22(c)(e)(j)		200	—
Central Garden & Pet Co.
5.13%, 02/01/28		15	13,954
4.13%, 10/15/30		194	159,353
4.13%, 04/30/31(b)		177	146,525

			319,832

Independent Power and Renewable Electricity Producers — 0.8%
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(d)		200	175,000

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Calpine Corp.(b)
5.25%, 06/01/26	USD	221	$210,508
5.13%, 03/15/28(g)		1,060	945,830
4.63%, 02/01/29(g)		106	90,954
5.00%, 02/01/31		43	36,073
Clearway Energy Operating LLC(b)
4.75%, 03/15/28(g)		336	310,110
3.75%, 01/15/32		262	210,602
Greenko Mauritius Ltd., 6.25%, 02/21/23(d)		200	198,500
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26(d)		200	181,250
NRG Energy, Inc.
6.63%, 01/15/27		720	713,916
5.75%, 01/15/28		63	59,136
5.25%, 06/15/29(b)		253	223,333
3.63%, 02/15/31(b)(g)		277	210,575
3.88%, 02/15/32(b)		16	12,017
TerraForm Power Operating LLC(b)
5.00%, 01/31/28		96	86,399
4.75%, 01/15/30		186	161,820

			3,826,023

Insurance — 2.4%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29(b)		231	188,780
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)(g)
4.25%, 10/15/27		1,166	1,044,302
6.75%, 10/15/27		1,896	1,704,239
5.88%, 11/01/29		1,182	972,077
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25(g)		360	344,721
AmWINS Group, Inc., 4.88%, 06/30/29(b)		285	241,722
Aon Global Ltd., 3.88%, 12/15/25(g)		1,115	1,087,052
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		330	316,100
HUB International Ltd.(b)
7.00%, 05/01/26(g)		1,280	1,253,107
5.63%, 12/01/29		53	46,289
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30		268	263,941
Marsh & McLennan Cos., Inc., 3.75%, 03/14/26(g)		750	727,365
Ryan Specialty Group LLC, 4.38%, 02/01/30(b)		135	116,896
Voya Financial, Inc., (3 mo. LIBOR US + 3.58%), 5.65%, 05/15/53(a)(g)		3,500	3,404,450

			11,711,041

Interactive Media & Services — 0.3%
Arches Buyer, Inc., 4.25%, 06/01/28(b)		110	86,031
Cablevision Lightpath LLC(b)
3.88%, 09/15/27		200	164,829
5.63%, 09/15/28(g)		400	297,171
iliad SA(d)
2.38%, 06/17/26	EUR	100	96,250
5.38%, 06/14/27		100	106,189
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.(b)
4.75%, 04/30/27	USD	303	266,598
6.00%, 02/15/28		309	239,253
United Group BV, 4.88%, 07/01/24(d)	EUR	100	99,369

			1,355,690

Internet Software & Services — 1.0%
ANGI Group LLC, 3.88%, 08/15/28(b)	USD	262	194,426

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet Software & Services (continued)
Booking Holdings, Inc., 0.75%, 05/01/25(g)(h)	USD	49	$65,263
Gen Digital, Inc., 7.13%, 09/30/30(b)		231	226,958
Go Daddy Operating Co. LLC/GD Finance Co., Inc.(b)
5.25%, 12/01/27		303	286,777
3.50%, 03/01/29		204	170,787
Match Group Holdings II LLC(b)
4.63%, 06/01/28		157	139,959
5.63%, 02/15/29		177	164,610
4.13%, 08/01/30		198	161,641
3.63%, 10/01/31(g)		207	158,741
Uber Technologies, Inc.(g)
7.50%, 05/15/25(b)		667	666,514
0.00%, 12/15/25(h)(i)		916	771,507
8.00%, 11/01/26(b)		419	420,442
7.50%, 09/15/27(b)		622	622,436
6.25%, 01/15/28(b)		402	385,920
4.50%, 08/15/29(b)		671	584,612

			5,020,593

IT Services — 1.0%
Ahead DB Holdings LLC, 6.63%, 05/01/28(b)		150	120,563
Booz Allen Hamilton, Inc.(b)(g)
3.88%, 09/01/28		272	240,982
4.00%, 07/01/29		391	344,136
CA Magnum Holdings, 5.38%, 10/31/26(b)(g)		382	345,760
Camelot Finance SA, 4.50%, 11/01/26(b)(g)		564	528,609
Condor Merger Sub, Inc., 7.38%, 02/15/30(b)(g)		786	631,968
Dun & Bradstreet Corp., 5.00%, 12/15/29(b)(g)		503	430,449
Fair Isaac Corp., 4.00%, 06/15/28(b)(g)		366	332,147
Gartner, Inc.(b)
4.50%, 07/01/28		67	62,466
3.63%, 06/15/29		87	76,449
3.75%, 10/01/30(g)		308	265,486
KBR, Inc., 4.75%, 09/30/28(b)		206	181,962
La Financiere Atalian SASU, 5.13%, 05/15/25(d)	EUR	100	73,106
Science Applications International Corp., 4.88%, 04/01/28(b)(g)	USD	289	267,324
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(b)		163	163,280
Twilio, Inc., 3.88%, 03/15/31(g)		304	241,180
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(b)(g)		692	581,545

			4,887,412

Leisure Products — 0.1%
Mattel, Inc.
3.75%, 04/01/29(b)		74	64,996
6.20%, 10/01/40		219	189,033
5.45%, 11/01/41		278	226,289

			480,318

Machinery — 0.9%
ATS Corp., 4.13%, 12/15/28(b)		108	93,178
Chart Industries, Inc.
7.50%, 01/01/30(b)		598	601,163
9.50%, 01/01/31		92	94,356
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(l)		240	212,400
Madison IAQ LLC, 5.88%, 06/30/29(b)(g)		649	444,824
Mueller Water Products, Inc., 4.00%, 06/15/29(b)		138	121,268
OT Merger Corp., 7.88%, 10/15/29(b)		115	60,950

Security		Par (000)	Value

Machinery (continued)
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)	USD	167	$167,418
Terex Corp., 5.00%, 05/15/29(b)		333	299,284
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26(b)(g)		852	767,301
TK Elevator Holdco GmbH, 7.63%, 07/15/28(b)(g)		400	326,605
TK Elevator Midco GmbH, 4.38%, 07/15/27(d)	EUR	205	194,140
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27(b)(g)	USD	1,033	916,829

			4,299,716

Marine — 0.0%
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30(g)		178	161,558

Media — 8.4%
Altice Financing SA
3.00%, 01/15/28(d)	EUR	100	84,351
5.00%, 01/15/28(b)(g)	USD	378	304,290
5.75%, 08/15/29(b)(g)		1,324	1,041,409
Altice France Holding SA, 10.50%, 05/15/27(b)(g)		372	283,650
AMC Networks, Inc.
4.75%, 08/01/25		189	143,640
4.25%, 02/15/29		123	76,641
Block Communications, Inc., 4.88%, 03/01/28(b)		128	111,680
Cable One, Inc.
0.00%, 03/15/26(h)(i)		88	69,124
1.13%, 03/15/28(h)		620	460,660
4.00%, 11/15/30(b)(g)		298	233,845
CCO Holdings LLC/CCO Holdings Capital Corp.(g)
5.13%, 05/01/27(b)		565	526,620
5.38%, 06/01/29(b)		731	661,021
6.38%, 09/01/29(b)		734	689,769
4.75%, 03/01/30(b)		287	247,513
4.50%, 08/15/30(b)		233	192,494
4.25%, 02/01/31(b)		764	612,816
4.75%, 02/01/32(b)		562	455,613
4.50%, 05/01/32		463	368,548
4.50%, 06/01/33(b)		260	199,480
4.25%, 01/15/34(b)		991	731,403
Charter Communications Operating LLC/Charter Communications Operating Capital(g)
4.91%, 07/23/25		2,425	2,376,745
4.40%, 04/01/33		754	645,167
5.38%, 05/01/47		425	333,388
Clear Channel International BV, 6.63%, 08/01/25(b)(g)		384	366,414
Clear Channel Outdoor Holdings, Inc.(b)(g)
5.13%, 08/15/27		1,711	1,482,581
7.75%, 04/15/28		956	697,889
7.50%, 06/01/29		803	589,619
CMG Media Corp., 8.88%, 12/15/27(b)(g)		498	374,845
Comcast Corp., 3.95%, 10/15/25(g)		3,000	2,937,937
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)(g)		1,866	1,729,333
CSC Holdings LLC(g)
5.25%, 06/01/24		164	152,686
6.50%, 02/01/29(b)		865	707,137
4.13%, 12/01/30(b)		899	634,541
3.38%, 02/15/31(b)		257	167,599
4.50%, 11/15/31(b)		875	607,087
Directv Financing LLC/Directv Financing Co.- Obligor, Inc., 5.88%, 08/15/27(b)(g)		459	410,649

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Discovery Communications LLC, 3.45%, 03/15/25(g)	USD	170	$161,254
DISH DBS Corp.(g)
7.75%, 07/01/26		601	484,640
5.25%, 12/01/26(b)		1,102	928,253
5.75%, 12/01/28(b)		847	676,012
Frontier Communications Holdings LLC(b)
5.88%, 10/15/27(g)		267	247,928
5.00%, 05/01/28(g)		668	582,509
6.75%, 05/01/29(g)		573	474,020
6.00%, 01/15/30(g)		196	153,972
8.75%, 05/15/30		300	305,025
GCI LLC, 4.75%, 10/15/28(b)		107	89,889
iHeartCommunications, Inc.
6.38%, 05/01/26(g)		264	243,037
5.25%, 08/15/27(b)		122	103,344
4.75%, 01/15/28(b)		78	63,519
Iliad Holding SASU(b)(g)
6.50%, 10/15/26		1,223	1,134,276
7.00%, 10/15/28		498	450,087
Lamar Media Corp.
3.75%, 02/15/28		39	34,909
4.00%, 02/15/30		126	110,124
LCPR Senior Secured Financing DAC(b)(g)
6.75%, 10/15/27		360	336,600
5.13%, 07/15/29		768	636,217
Liberty Broadband Corp.(b)(h)
1.25%, 09/30/50		413	398,545
2.75%, 09/30/50		478	465,549
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(l)		389	114,855
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(b)(g)		748	433,688
Live Nation Entertainment, Inc.(b)
4.88%, 11/01/24		31	30,016
6.50%, 05/15/27(g)		1,314	1,285,815
4.75%, 10/15/27(g)		279	248,401
3.75%, 01/15/28		196	167,007
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		177	160,253
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(d)(g)(k)		300	284,775
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
5.00%, 08/15/27(g)		454	408,712
4.25%, 01/15/29		187	155,160
4.63%, 03/15/30		81	67,013
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26		995	731,026
6.50%, 09/15/28(g)		1,708	715,678
Sable International Finance Ltd., 5.75%, 09/07/27(b)		200	184,750
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)(g)		495	371,095
Sirius XM Radio, Inc.(b)
3.13%, 09/01/26(g)		491	435,979
5.00%, 08/01/27(g)		548	506,550
4.00%, 07/15/28(g)		347	301,994
5.50%, 07/01/29(g)		384	350,508
4.13%, 07/01/30		36	29,708

Security		Par (000)	Value

Media (continued)
Sirius XM Radio, Inc.(b) (continued) 3.88%, 09/01/31(g)	USD	324	$252,775
Stagwell Global LLC, 5.63%, 08/15/29(b)		101	83,283
Summer BC Holdco B SARL, 5.75%, 10/31/26(d)	EUR	100	90,052
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	200	180,000
Univision Communications, Inc.(b)
5.13%, 02/15/25		133	126,668
6.63%, 06/01/27		234	225,766
7.38%, 06/30/30		209	199,741
UPC Broadband Finco BV, 4.88%, 07/15/31(b)(g)		449	373,476
Videotron Ltd., 3.63%, 06/15/29(b)		262	220,735
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)		754	659,077
VZ Secured Financing BV, 3.50%, 01/15/32(d)	EUR	100	83,495
Warnermedia Holdings, Inc., 4.28%, 03/15/32(b)(g)	USD	752	619,471
WMG Acquisition Corp., 3.88%, 07/15/30(b)		136	117,144
Ziggo Bond Co. BV(b)(g)
6.00%, 01/15/27		199	185,154
5.13%, 02/28/30		225	181,687
Ziggo BV, 4.88%, 01/15/30(b)(g)		200	167,354

			40,536,754

Metals & Mining — 1.7%
ABJA Investment Co. Pte. Ltd., 5.95%, 07/31/24(d)		250	249,062
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		200	173,538
Arconic Corp.(b)(g)
6.00%, 05/15/25		83	81,597
6.13%, 02/15/28		378	354,664
ATI, Inc.
5.88%, 12/01/27		17	16,257
4.88%, 10/01/29		101	89,257
5.13%, 10/01/31		273	240,404
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)		1,083	1,031,802
Carpenter Technology Corp.
6.38%, 07/15/28		44	41,845
7.63%, 03/15/30		326	326,778
Commercial Metals Co.
4.13%, 01/15/30		70	61,940
4.38%, 03/15/32		75	65,244
Constellium SE
4.25%, 02/15/26(d)	EUR	100	102,603
5.88%, 02/15/26(b)(g)	USD	588	566,403
5.63%, 06/15/28(b)(g)		500	462,110
3.75%, 04/15/29(b)(g)		756	614,203
JSW Steel Ltd., 5.95%, 04/18/24(d)		200	197,500
Kaiser Aluminum Corp.(b)
4.63%, 03/01/28		191	166,672
4.50%, 06/01/31(g)		347	278,901
New Gold, Inc., 7.50%, 07/15/27(b)(g)		545	478,267
Novelis Corp.(b)(g)
3.25%, 11/15/26		650	582,731
4.75%, 01/30/30		951	843,123
3.88%, 08/15/31		571	466,160
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29(d)	EUR	200	181,844
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(b)	USD	122	105,493

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Stillwater Mining Co., 4.00%, 11/16/26(d)	USD	200	$175,787
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(d)		200	173,413

			8,127,598

Multiline Retail — 0.1%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(b)(g)		314	294,302

Multi-Utilities — 0.1%
Edison International, 6.95%, 11/15/29(g)		100	104,428
TransAlta Corp., 7.75%, 11/15/29		109	111,320

			215,748

Offshore Drilling & Other Services — 0.4%
Applied Materials, Inc., 3.90%, 10/01/25(g)		285	278,647
Entegris Escrow Corp., 4.75%, 04/15/29(b)(g)		1,366	1,245,706
Entegris, Inc.(b)
4.38%, 04/15/28		246	217,522
3.63%, 05/01/29		158	128,651

			1,870,526

Oil, Gas & Consumable Fuels — 9.3%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(b)(g)		728	722,137
Antero Midstream Partners LP/Antero Midstream Finance Corp.(b)
5.75%, 03/01/27		298	281,716
5.75%, 01/15/28		59	54,729
5.38%, 06/15/29		206	188,333
Apache Corp.
4.25%, 01/15/30		205	181,406
5.10%, 09/01/40(g)		269	222,924
5.35%, 07/01/49		137	110,682
Arcosa, Inc., 4.38%, 04/15/29(b)(g)		374	324,326
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27(g)		672	826,560
5.88%, 06/30/29		291	259,464
Buckeye Partners LP
4.13%, 03/01/25(b)		262	249,530
5.85%, 11/15/43		145	108,036
5.60%, 10/15/44		86	62,798
Callon Petroleum Co.
6.38%, 07/01/26		119	110,913
8.00%, 08/01/28(b)(g)		583	555,764
7.50%, 06/15/30(b)(g)		599	548,085
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31(d)	EUR	100	77,168
Cheniere Energy Partners LP(g)
4.50%, 10/01/29	USD	872	784,121
4.00%, 03/01/31		940	800,278
3.25%, 01/31/32		639	507,818
Cheniere Energy, Inc., 4.63%, 10/15/28		77	69,598
Chesapeake Energy Corp.(b)
5.88%, 02/01/29		41	38,847
6.75%, 04/15/29		476	463,434
Civitas Resources, Inc., 5.00%, 10/15/26(b)		88	80,455
CNX Midstream Partners LP, 4.75%, 04/15/30(b)		96	78,784
CNX Resources Corp.
2.25%, 05/01/26(h)		298	436,868
6.00%, 01/15/29(b)		110	101,216

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
CNX Resources Corp. (continued) 7.38%, 01/15/31(b)	USD	205	$196,490
Colgate Energy Partners III LLC(b)(g)
7.75%, 02/15/26		509	493,750
5.88%, 07/01/29		353	303,178
Comstock Resources, Inc.(b)(g)
6.75%, 03/01/29		647	583,917
5.88%, 01/15/30		543	466,817
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(b)(g)		1,367	1,194,088
Crescent Energy Finance LLC, 7.25%, 05/01/26(b)(g)		708	667,177
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(b)
5.63%, 05/01/27		52	48,360
6.00%, 02/01/29		142	130,287
8.00%, 04/01/29		90	89,558
CrownRock LP/CrownRock Finance, Inc.(b)
5.63%, 10/15/25(g)		685	661,025
5.00%, 05/01/29		44	39,535
DCP Midstream Operating LP
5.63%, 07/15/27		49	48,606
6.45%, 11/03/36(b)		162	158,748
6.75%, 09/15/37(b)(g)		295	297,357
Diamondback Energy, Inc., 6.25%, 03/15/33(g)		784	795,733
DT Midstream, Inc.(b)(g)
4.13%, 06/15/29		384	329,898
4.38%, 06/15/31		518	434,550
Dycom Industries, Inc., 4.50%, 04/15/29(b)		119	103,577
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(b)(g)		350	334,828
Ecopetrol SA, 4.13%, 01/16/25		198	188,199
eG Global Finance PLC(b)
6.75%, 02/07/25(g)		396	345,720
8.50%, 10/30/25		252	234,769
EIG Pearl Holdings SARL, 3.55%, 08/31/36(b)		244	204,625
Enbridge, Inc., (3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(a)(g)		1,565	1,423,804
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28(b)(g)		386	369,603
Energy Transfer LP(g)
3.90%, 07/15/26		235	222,031
5.55%, 02/15/28		160	158,709
3.75%, 05/15/30		905	797,926
5.75%, 02/15/33		185	180,997
Series H, (5 year CMT + 5.69%), 6.50%(a)(k)		701	602,860
EnLink Midstream LLC
5.63%, 01/15/28(b)(g)		348	331,469
5.38%, 06/01/29		339	313,669
6.50%, 09/01/30(b)		232	229,610
EnLink Midstream Partners LP
4.15%, 06/01/25		7	6,615
4.85%, 07/15/26		115	108,103
5.60%, 04/01/44		226	186,397
5.05%, 04/01/45		40	30,313
5.45%, 06/01/47		60	48,195
EQM Midstream Partners LP
6.00%, 07/01/25(b)		128	123,520
4.13%, 12/01/26		100	88,944
6.50%, 07/01/27(b)(g)		364	347,893

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQM Midstream Partners LP (continued)
4.50%, 01/15/29(b)	USD	21	$17,638
7.50%, 06/01/30(b)		84	80,936
4.75%, 01/15/31(b)(g)		506	413,655
EQT Corp., 1.75%, 05/01/26(h)		76	176,472
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25		112	107,040
7.75%, 02/01/28		150	138,072
Gulfport Energy Corp., 8.00%, 05/17/26(b)		37	36,075
Harvest Midstream I LP, 7.50%, 09/01/28(b)		60	57,266
Hess Corp., 4.30%, 04/01/27(g)		50	47,753
Hess Midstream Operations LP, 4.25%, 02/15/30(b)		240	205,181
Hilcorp Energy I LP/Hilcorp Finance Co.(b)
6.25%, 11/01/28		145	131,225
5.75%, 02/01/29		214	190,474
6.00%, 04/15/30		27	24,010
6.00%, 02/01/31		16	13,801
6.25%, 04/15/32		7	6,040
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(d)		200	186,750
HTA Group Ltd., 7.00%, 12/18/25(b)		200	183,600
IHS Holding Ltd., 6.25%, 11/29/28(b)		200	160,788
Impulsora Pipeline LLC, 6.05%, 12/31/42(c)		1,364	1,198,484
ITT Holdings LLC, 6.50%, 08/01/29(b)(g)		343	288,854
Kinder Morgan, Inc., 4.80%, 02/01/33(g)		517	479,319
Kinetik Holdings LP, 5.88%, 06/15/30(b)(g)		553	518,594
Leviathan Bond Ltd., 5.75%, 06/30/23(b)(d)		58	58,007
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(b)		32	30,720
Matador Resources Co., 5.88%, 09/15/26(g)		466	448,040
Medco Bell Pte. Ltd., 6.38%, 01/30/27(d)		250	224,375
MPLX LP, 4.25%, 12/01/27(g)		185	174,810
Murphy Oil Corp.
5.75%, 08/15/25		14	13,756
5.88%, 12/01/27		56	53,888
6.13%, 12/01/42		29	22,620
Murphy Oil USA, Inc., 4.75%, 09/15/29		146	133,594
Nabors Industries Ltd.(b)
7.25%, 01/15/26		199	187,537
7.50%, 01/15/28		248	226,894
Nabors Industries, Inc.(g)
5.75%, 02/01/25		630	600,774
7.38%, 05/15/27(b)		331	320,638
New Fortress Energy, Inc.(b)(g)
6.75%, 09/15/25		762	720,700
6.50%, 09/30/26		1,162	1,079,149
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26(b)(g)		171	152,257
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(g)		227	236,197
Northern Oil & Gas, Inc., 8.13%, 03/01/28(b)(g)		873	838,249
NuStar Logistics LP
6.00%, 06/01/26		163	156,954
6.38%, 10/01/30		25	23,117
Occidental Petroleum Corp.
6.95%, 07/01/24		30	30,571
5.88%, 09/01/25		117	116,576
8.88%, 07/15/30		100	112,900
6.63%, 09/01/30(g)		713	736,800
7.50%, 05/01/31		94	100,436
6.45%, 09/15/36		179	182,580
6.20%, 03/15/40(g)		899	879,758
6.60%, 03/15/46		64	65,855

Security		Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Odebrecht Offshore Drilling Finance Ltd., (7.72% PIK), 7.72%, 12/01/26(b)(l)	USD	—	(m)	$45
ONEOK, Inc., 4.35%, 03/15/29(g)		280		258,774
PDC Energy, Inc.
6.13%, 09/15/24		75		74,573
5.75%, 05/15/26		235		224,324
Permian Resources Operating LLC
6.88%, 04/01/27(b)		46		43,343
3.25%, 04/01/28(h)		192		324,192
Pertamina Persero PT, 3.65%, 07/30/29(d)		384		350,442
Petroleos Mexicanos(g)
6.50%, 03/13/27		130		118,138
8.75%, 06/02/29		130		121,452
5.95%, 01/28/31		158		119,448
6.70%, 02/16/32		97		76,024
Pioneer Natural Resources Co., 0.25%, 05/15/25(g)(h)		129		300,828
Plains All American Pipeline LP/PAA Finance Corp., 3.80%, 09/15/30(g)		443		385,003
Precision Drilling Corp., 6.88%, 01/15/29(b)		12		11,172
Puma International Financing SA, 5.13%, 10/06/24(b)		200		185,000
Range Resources Corp.
4.88%, 05/15/25		14		13,299
4.75%, 02/15/30(b)		17		14,979
Rockcliff Energy II LLC, 5.50%, 10/15/29(b)(g)		377		344,936
Rockies Express Pipeline LLC, 4.95%, 07/15/29(b)		51		45,765
Sabine Pass Liquefaction LLC, 5.90%, 09/15/37(g)		145		145,100
SM Energy Co.
5.63%, 06/01/25		74		71,039
6.75%, 09/15/26(g)		156		151,453
6.63%, 01/15/27		21		20,228
6.50%, 07/15/28(g)		91		87,248
Southwestern Energy Co.
5.70%, 01/23/25		18		17,685
5.38%, 02/01/29(g)		279		258,650
4.75%, 02/01/32		161		137,589
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		63		62,036
5.88%, 03/15/28		124		117,433
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(b)
6.00%, 03/01/27		41		38,278
5.50%, 01/15/28		34		30,153
6.00%, 12/31/30		28		24,212
6.00%, 09/01/31		131		112,632
Tap Rock Resources LLC, 7.00%, 10/01/26(b)(g)		768		714,317
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.88%, 01/15/29(g)		525		529,178
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(g)		280		262,711
Transocean, Inc., 11.50%, 01/30/27(b)		171		171,428
Venture Global Calcasieu Pass LLC(b)(g)
3.88%, 08/15/29		870		761,250
4.13%, 08/15/31		805		685,856
3.88%, 11/01/33		1,545		1,262,110
Vermilion Energy, Inc., 6.88%, 05/01/30(b)		159		145,101
Vivo Energy Investments BV, 5.13%, 09/24/27(b)		200		178,225
Western Midstream Operating LP
4.75%, 08/15/28		37		33,792
5.45%, 04/01/44		339		281,614

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Western Midstream Operating LP (continued)
5.30%, 03/01/48	USD	199	$163,623
5.50%, 08/15/48		99	82,167
5.50%, 02/01/50(g)		795	654,921

			44,968,985

Pharmaceuticals — 0.9%
AbbVie, Inc., 4.25%, 11/14/28(g)		1,000	964,572
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28(d)	EUR	100	93,777
CVS Health Corp., 1.30%, 08/21/27(g)	USD	1,000	846,635
Elanco Animal Health, Inc., 6.40%, 08/28/28		128	121,793
Gruenenthal GmbH, 4.13%, 05/15/28(d)	EUR	100	96,073
Jazz Securities DAC, 4.38%, 01/15/29(b)(g)	USD	200	178,230
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26(d)	EUR	100	101,827
Option Care Health, Inc., 4.38%, 10/31/29(b)	USD	245	214,304
Organon & Co./Organon Foreign Debt Co.-Issuer BV(b)(g)
4.13%, 04/30/28		428	378,951
5.13%, 04/30/31		398	344,620
PRA Health Sciences, Inc., 2.88%, 07/15/26(b)(g)		484	438,046
Prestige Brands, Inc., 3.75%, 04/01/31(b)		149	122,876
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25	EUR	100	105,024
Teva Pharmaceutical Finance Netherlands III BV, 4.75%, 05/09/27(g)	USD	400	360,450

			4,367,178

Real Estate — 0.0%
VICI Properties LP/VICI Note Co., Inc., 4.50%, 01/15/28(b)		98	89,927

Real Estate Management & Development — 0.6%
Adler Group SA, 2.75%, 11/13/26(d)(e)(j)	EUR	100	42,283
CIFI Holdings Group Co. Ltd., 6.00%, 07/16/25(d)(e)(j)	USD	200	50,000
Country Garden Holdings Co. Ltd., 6.50%, 04/08/24(d)		200	149,600
DIC Asset AG, 2.25%, 09/22/26(d)	EUR	100	61,016
Easy Tactic Ltd., (6.50% Cash or 7.50% PIK), 7.50%, 07/11/27(l)	USD	210	42,378
Fantasia Holdings Group Co. Ltd.(d)(e)(j)
11.75%, 04/17/22		400	31,000
11.88%, 06/01/23		200	15,500
9.25%, 07/28/23		200	15,500
9.88%, 10/19/23		200	15,500
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		100	97,725
Howard Hughes Corp.(b)
5.38%, 08/01/28		79	71,158
4.13%, 02/01/29		149	124,787
4.38%, 02/01/31		140	113,270
Jingrui Holdings Ltd., 12.00%, 07/25/22(d)(e)(j)		200	18,400
MAF Sukuk Ltd., 4.64%, 05/14/29(d)(g)		275	266,802
Modern Land China Co. Ltd., 9.80%, 04/11/23(d)(e)(j)		431	24,782
Realogy Group LLC/Realogy Co.-Issuer Corp.(b)
5.75%, 01/15/29		456	344,914
5.25%, 04/15/30		135	98,484
Ronshine China Holdings Ltd., 6.75%, 08/05/24(d)(e)(j)		200	10,000
Sinic Holdings Group Co. Ltd., 10.50%, 06/18/22(e)(j)		200	2,000

Security		Par (000)	Value

Real Estate Management & Development (continued)
Starwood Property Trust, Inc., 4.38%, 01/15/27(b)	USD	77	$67,381
Theta Capital Pte. Ltd., 8.13%, 01/22/25(d)		200	150,787
VICI Properties LP, 5.13%, 05/15/32(g)		851	787,983
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24(d)		200	192,000
Yuzhou Group Holdings Co. Ltd.(d)(e)(j)
7.70%, 02/20/25		200	17,500
8.30%, 05/27/25		200	17,500

			2,828,250

Road & Rail — 0.8%
Danaos Corp., 8.50%, 03/01/28(b)		100	96,000
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b)(g)		1,419	1,374,783
Seaspan Corp., 5.50%, 08/01/29(b)(g)		328	248,558
Union Pacific Corp., 3.20%, 05/20/41(g)		600	470,740
United Rentals North America, Inc., 6.00%, 12/15/29(g)		1,560	1,550,250

			3,740,331

Semiconductors & Semiconductor Equipment — 1.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(g)		600	567,534
Broadcom, Inc.
4.11%, 09/15/28(g)		1,739	1,617,261
4.15%, 11/15/30		86	77,069
2.45%, 02/15/31(b)(g)		170	133,895
4.30%, 11/15/32(g)		400	352,536
2.60%, 02/15/33(b)(g)		216	162,129
3.42%, 04/15/33(b)(g)		241	193,212
3.47%, 04/15/34(b)		9	7,180
Marvell Technology, Inc., 2.95%, 04/15/31(g)		324	260,606
Microchip Technology, Inc.(h)
0.13%, 11/15/24		125	134,062
1.63%, 02/15/25		30	93,458
1.63%, 02/15/27		30	59,550
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25		33	30,995
QUALCOMM, Inc., 1.65%, 05/20/32(g)		1,779	1,370,204
Sensata Technologies BV(b)
5.63%, 11/01/24(g)		229	226,797
5.00%, 10/01/25(g)		324	316,422
4.00%, 04/15/29		168	144,900
5.88%, 09/01/30		237	224,611
Sensata Technologies, Inc.(b)
4.38%, 02/15/30(g)		596	518,821
3.75%, 02/15/31		34	27,970
Synaptics, Inc., 4.00%, 06/15/29(b)		226	190,416

			6,709,628

Software — 2.4%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)(g)		444	430,125
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)(g)		386	334,855
Boxer Parent Co., Inc.
6.50%, 10/02/25(d)	EUR	100	101,636
7.13%, 10/02/25(b)(g)	USD	398	387,060
9.13%, 03/01/26(b)(g)		678	639,635
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29(b)(g)		558	545,792
Cloud Software Group Holdings, Inc., 6.50%, 03/31/29(b)(g)		2,441	2,056,008
Elastic NV, 4.13%, 07/15/29(b)(g)		376	303,695
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28(b)		200	151,995

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(b)	USD	230	$191,061
MicroStrategy, Inc., 6.13%, 06/15/28(b)(g)		451	322,488
MSCI, Inc.(b)
4.00%, 11/15/29		83	72,296
3.63%, 09/01/30		147	122,194
3.88%, 02/15/31(g)		190	157,971
3.63%, 11/01/31		129	106,680
3.25%, 08/15/33		183	141,323
Open Text Corp., 6.90%, 12/01/27		835	835,000
Oracle Corp.
6.15%, 11/09/29(g)		535	555,312
2.95%, 04/01/30		89	75,882
6.25%, 11/09/32(g)		1,563	1,635,868
3.60%, 04/01/50(g)		785	528,514
PTC, Inc.(b)
3.63%, 02/15/25		76	72,385
4.00%, 02/15/28		187	168,306
SS&C Technologies, Inc., 5.50%, 09/30/27(b)(g)		1,020	955,124
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)(g)		609	419,430

			11,310,635

Specialty Retail(b) — 0.3%
Arko Corp., 5.13%, 11/15/29		181	142,121
PetSmart, Inc./PetSmart Finance Corp.
4.75%, 02/15/28		343	310,589
7.75%, 02/15/29(g)		587	551,306
Staples, Inc., 7.50%, 04/15/26(g)		411	353,740

			1,357,756

Technology Hardware, Storage & Peripherals — 0.1%
Coherent Corp., 5.00%, 12/15/29(b)(g)		495	426,903

Textiles, Apparel & Luxury Goods(b) — 0.1%
Crocs, Inc.
4.25%, 03/15/29		25	21,177
4.13%, 08/15/31		149	121,428
Kontoor Brands, Inc., 4.13%, 11/15/29		98	79,979
Levi Strauss & Co., 3.50%, 03/01/31(g)		190	150,801
William Carter Co., 5.63%, 03/15/27		160	153,475

			526,860

Thrifts & Mortgage Finance — 0.2%
Home Point Capital, Inc., 5.00%, 02/01/26(b)		194	134,149
MGIC Investment Corp., 5.25%, 08/15/28(g)		167	153,988
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		147	131,565
5.13%, 12/15/30		104	80,323
5.75%, 11/15/31		114	88,635
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 2.88%, 10/15/26(b)		442	378,866

			967,526

Transportation — 0.0%
XPO Escrow Sub LLC, 7.50%, 11/15/27(g)		106	107,264

Transportation Infrastructure — 0.3%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		200	193,750
DP World Salaam, (5 year CMT + 5.75%), 6.00%(a)(d)(k)		200	197,500
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(d)		200	172,100

Security		Par (000)	Value

Transportation Infrastructure (continued)
Heathrow Finance PLC, 4.13%, 09/01/29(d)(n)	GBP	100	$90,067
Mexico City Airport Trust, 5.50%, 07/31/47(d)	USD	200	154,000
Transurban Finance Co. Pty. Ltd., 4.13%, 02/02/26(b)(g)		435	417,825

			1,225,242

Utilities — 0.5%
American Water Capital Corp., 4.45%, 06/01/32(g)		900	861,037
Consensus Cloud Solutions, Inc.(b)
6.00%, 10/15/26		71	66,402
6.50%, 10/15/28		64	58,865
FEL Energy VI SARL, 5.75%, 12/01/40		185	157,453
Genneia SA, 8.75%, 09/02/27(b)		70	67,657
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(d)		250	207,469
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)(g)		352	315,615
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33(d)		162	152,968
Thames Water Kemble Finance PLC, 4.63%, 05/19/26(d)	GBP	168	171,228
Vistra Operations Co. LLC(b)
5.50%, 09/01/26	USD	19	18,305
5.00%, 07/31/27		10	9,281
4.38%, 05/01/29		140	120,626

			2,206,906

Wireless Telecommunication Services — 1.2%
Altice France SA/France
5.88%, 02/01/27(d)	EUR	100	93,114
8.13%, 02/01/27(b)(g)	USD	507	461,816
5.50%, 01/15/28(b)(g)		381	298,369
5.13%, 01/15/29(b)		200	150,382
5.13%, 07/15/29(b)(g)		702	526,320
Kenbourne Invest SA, 6.88%, 11/26/24(b)		275	259,755
Rogers Communications, Inc., 5.00%, 03/15/44(g)		545	466,905
SBA Communications Corp.
3.13%, 02/01/29		343	285,201
3.88%, 02/15/27(g)		1,106	999,286
Sprint LLC, 7.63%, 03/01/26(g)		506	532,467
VICI Properties LP/VICI Note Co., Inc.(b)
5.63%, 05/01/24		54	53,474
3.50%, 02/15/25		108	101,826
4.63%, 06/15/25		120	115,050
4.50%, 09/01/26		8	7,528
4.25%, 12/01/26		104	97,024
4.63%, 12/01/29(g)		414	376,740
4.13%, 08/15/30(g)		378	330,812
Vmed O2 U.K. Financing I PLC
4.00%, 01/31/29(d)	GBP	100	93,939
4.50%, 07/15/31(d)		100	91,892
4.75%, 07/15/31(b)(g)	USD	797	647,443

			5,989,343

Total Corporate Bonds — 72.6% (Cost: $391,402,699)			350,161,030

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Floating Rate Loan Interests(a)

Aerospace & Defense — 1.4%
Atlas CC Acquisition Corp.
Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.98%, 05/25/28	USD	1,241	$1,040,118
Term Loan C, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.98%, 05/25/28		253	211,549
Bleriot U.S. Bidco, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%), 8.73%, 10/31/26		283	280,175
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, (6 mo. LIBOR + 3.75%, 0.50% Floor), 7.06%, 08/03/29		155	149,974
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (1 mo. LIBOR + 3.50%), 7.92%, 04/06/26		597	568,178
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 7.92%, 04/06/26		1,111	1,056,925
Peraton Corp.
2nd Lien Term Loan B1, (1 mo. LIBOR + 7.75%, 0.75% Floor), 12.09%, 02/01/29		455	431,624
Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/01/28		2,253	2,196,420
TransDigm, Inc., 2020 Term Loan F, (3 mo. LIBOR + 2.25%), 6.98%, 12/09/25		849	837,552

			6,772,515

Air Freight & Logistics — 0.2%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.49%, 04/06/28		274	250,287
Kestrel Bidco, Inc., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.35%, 12/11/26		177	160,683
PECF USS Intermediate Holding III Corp., Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 12/15/28		532	442,352

			853,322

Airlines — 1.5%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 8.99%, 04/20/28		1,502	1,494,181
Air Canada, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.75% Floor), 8.13%, 08/11/28		1,172	1,156,190
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 6.14%, 01/29/27		353	334,300
2018 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 06/27/25		653	626,218
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 10.00%, 06/21/27		1,927	1,979,439
United Airlines, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.11%, 04/21/28		1,668	1,644,195

			7,234,523

Auto Components — 1.0%
Adient U.S. LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/10/28		336	331,790
Clarios Global LP, 2021 USD Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/30/26		2,276	2,225,417

Security		Par (000)	Value

Auto Components (continued)
USI, Inc.
2019 Incremental Term Loan B, (3 mo. LIBOR + 3.25%), 7.98%, 12/02/26	USD	83	$81,731
2022 Incremental Term Loan, (1 mo. SOFR CME + 3.75%, 0.50% Floor), 8.33%, 11/22/29		1,213	1,200,248
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 02/05/26		1,040	984,195

			4,823,381

Banks — 0.4%
DirecTV Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 9.38%, 08/02/27		1,205	1,170,732
LABL, Inc., 2021 USD 1st Lien Term Loan, (1 mo. LIBOR + 5.00%, 0.50% Floor), 9.38%, 10/29/28		608	575,358

			1,746,090

Beverages — 0.5%
Naked Juice LLC
2nd Lien Term Loan, (3 mo. SOFRTE + 6.00%, 0.50% Floor), 10.68%, 01/24/30		861	677,278
Term Loan, (3 mo. SOFRTE + 3.25%, 0.50% Floor), 7.93%, 01/24/29		2,219	1,979,086

			2,656,364

Building Materials — 0.0%
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 04/12/28		76	67,953

Building Products — 0.8%
CP Atlas Buyer, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/23/27		800	698,753
CPG International LLC, 2022 Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.92%, 04/28/29		359	348,327
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 07/28/28		334	311,036
New AMI I LLC, 2022 Term Loan B, (1 mo. SOFRTE + 6.00%, 0.50% Floor), 10.32%, 03/08/29		394	335,770
Standard Industries, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.25%, 0.50% Floor), 6.43%, 09/22/28		671	661,727
Wilsonart LLC, 2021 Term Loan E, (3 mo. LIBOR + 3.25%, 1.00% Floor), 7.98%, 12/31/26		1,466	1,392,044

			3,747,657

Capital Markets — 1.3%
Ascensus Holdings, Inc.
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.50%, 0.50% Floor), 10.25%, 08/02/29		231	200,595
Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.25%, 08/02/28		1,502	1,431,144
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (1 mo. SOFR CME + 3.75%, 1.00% Floor), 8.07%, 04/09/27		2,500	2,330,907
2021 USD 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 0.75% Floor), 11.13%, 04/07/28		792	750,096
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 7.75%, 11/12/27		573	548,223

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Focus Financial Partners LLC, 2021 Term Loan B4, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 06/30/28	USD	625	$611,868
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 04/12/24		222	215,428

			6,088,261

Chemicals — 1.7%
Arc Falcon I, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 09/30/28		512	448,576
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (6 mo. SOFR CME + 4.75%, 0.75% Floor), 8.83%, 08/27/26		1,030	965,197
Axalta Coating Systems U.S. Holdings, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 3.00%, 0.50% Floor), 7.51%, 12/20/29		578	578,000
CPC Acquisition Corp., Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.48%, 12/29/27		284	204,154
Discovery Purchaser Corp., Term Loan, (3 mo. SOFR CME + 4.375%, 0.50% Floor), 7.97%, 10/04/29		571	519,182
Element Solutions, Inc., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 6.32%, 01/31/26		844	840,261
Illuminate Buyer LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 06/30/27		411	393,085
Lonza Group AG, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 07/03/28		397	362,827
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 7.23%, 03/02/26		602	595,561
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 7.64%, 05/15/24		681	677,681
OQ Chemicals Corp., 2017 USD Term Loan B2, (3 mo. LIBOR + 3.25%), 7.00%, 10/14/24		726	684,344
PQ Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 6.91%, 06/09/28		667	655,455
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.41%, 03/16/27		431	417,531
Sparta U.S. HoldCo LLC, 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.39%, 08/02/28		799	775,585
Starfruit Finco BV, 2018 USD Term Loan B, (3 mo. LIBOR + 2.75%), 7.16%, 10/01/25		90	88,786
W.R. Grace Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.50%, 09/22/28		220	215,248

			8,421,473

Commercial Services & Supplies — 1.7%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.17%, 05/12/28		1,237	1,172,854
Amentum Government Services Holdings LLC, 2022 Term Loan, (1 mo. SOFR CME + 4.00%), 8.64%, 02/15/29		326	317,284
Aramark Services, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 6.13%, 03/11/25		375	371,600
2021 Term Loan B, (1 mo. LIBOR + 2.50%), 6.88%, 04/06/28		383	377,056

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Asurion LLC
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 7.38%, 11/03/24	USD	374	$362,796
2020 Term Loan B8, (1 mo. LIBOR + 3.25%), 7.63%, 12/23/26		1,088	967,658
2021 2nd Lien Term Loan B3, (1 mo. LIBOR + 5.25%), 9.63%, 01/31/28		364	282,402
2021 Second Lien Term Loan B4, (1 mo. LIBOR + 5.25%), 9.63%, 01/20/29		646	499,267
Clean Harbors, Inc., 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 10/08/28		422	419,163
Covanta Holding Corp.
2021 Term Loan B, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 11/30/28		483	479,239
2021 Term Loan C, (1 mo. SOFR CME + 2.50%, 0.50% Floor), 6.82%, 11/30/28		37	36,169
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 8.48%, 05/09/25		170	157,795
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 7.41%, 05/30/25		174	173,698
Packers Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.54%, 03/09/28		696	605,525
Prime Security Services Borrower LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.75% Floor), 6.50%, 09/23/26		604	598,335
Verscend Holding Corp., 2021 Term Loan B, (1 mo. LIBOR + 4.00%), 8.38%, 08/27/25		1,261	1,250,632
Viad Corp., Initial Term Loan, (1 mo. LIBOR + 5.00%, 0.50% Floor), 9.38%, 07/30/28		352	330,457

			8,401,930

Communications Equipment — 0.2%
ViaSat, Inc., Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.94%, 03/02/29		791	768,130

Construction & Engineering — 0.8%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 8.49%, 06/21/24		1,190	1,061,732
Pike Corp., 2021 Incremental Term Loan B, (1 mo. LIBOR + 3.00%), 7.39%, 01/21/28		424	417,655
SRS Distribution, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 06/02/28		1,819	1,736,040
USIC Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 05/12/28		707	673,381

			3,888,808

Construction Materials — 0.8%
Core & Main LP, 2021 Term Loan B, (3 mo. LIBOR + 2.50%), 6.88%, 07/27/28		1,810	1,783,129
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/29/25		1,110	1,096,562
Oscar AcquisitionCo. LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 04/29/29		496	468,184
Tamko Building Products LLC, Term Loan B, (3 mo. LIBOR + 3.00%), 7.57%, 06/01/26		353	340,867

			3,688,742

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging — 0.8%
Charter Next Generation, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 12/01/27	USD	1,632	$1,582,419
Mauser Packaging Solutions Holding Co., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.37%, 04/03/24		1,043	1,017,075
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. SOFR CME + 3.75%), 8.19%, 07/31/26		135	131,380
Tosca Services LLC, 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.94%, 08/18/27		577	461,538
Trident TPI Holdings, Inc.
2021 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%, 0.50% Floor), 8.60%, 09/15/28		64	61,705
2021 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 09/15/28		452	433,128

			3,687,245

Distributors — 0.4%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 6.38%, 01/15/27		504	498,979
Dealer Tire Financial LLC, Term Loan B2, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.82%, 12/14/27		829	817,514
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (3 mo. LIBOR + 9.50%, 1.00% Floor), 14.26%, 05/30/24(c)		162	147,716
2020 Super Priority Second Out Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 8.26%, 08/28/24		1,304	664,906

			2,129,115

Diversified Consumer Services — 0.9%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 12/10/29		299	255,271
2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 12/11/28		599	565,037
Bright Horizons Family Solutions LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.69%, 11/24/28		755	740,028
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.33%, 07/11/25		384	369,172
OLA Netherlands BV, Term Loan, (1 mo. SOFR CME + 6.25%, 0.75% Floor), 10.67%, 12/15/26		349	328,243
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.16%, 10/28/27		580	508,501
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (3 mo. LIBOR + 7.50%), 12.27%, 08/10/23		186	182,523
2020 Super Priority Second Out Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 12.27%, 08/10/23		249	113,507

Security		Par (000)	Value

Diversified Consumer Services (continued)
Sotheby’s, 2021 Term Loan B, (3 mo. LIBOR + 4.50%, 0.50% Floor), 8.58%, 01/15/27	USD	1,207	$1,174,711
Voyage Australia Pty. Ltd., USD Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 07/20/28(c)		135	127,552

			4,364,545

Diversified Financial Services — 2.8%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 4.00%, 0.50% Floor), 8.73%, 02/16/28		207	202,649
Advisor Group, Inc., 2021 Term Loan, (1 mo. LIBOR + 4.50%), 8.88%, 07/31/26		915	893,169
AlixPartners LLP, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 02/04/28		768	760,602
Castlelake Aviation Ltd., Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.52%, 10/22/26		757	749,679
Cogeco Financing 2 LP, 2021 Incremental Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 6.88%, 09/01/28		672	651,309
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 6.73%, 02/17/23(c)		24	465
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 0.75% Floor), 11.65%, 12/01/28		186	144,847
2020 Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.15%, 12/01/27		549	505,821
EG America LLC, 2018 USD Term Loan, (3 mo. LIBOR + 4.00%), 8.73%, 02/07/25		509	479,887
Gainwell Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 10/01/27		1,489	1,393,812
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 07/03/24(c)		675	673,568
KKR Apple Bidco LLC
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%, 0.50% Floor), 10.13%, 09/21/29		100	96,143
2021 Term Loan, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 09/23/28		244	239,848
LBM Acquisition LLC, Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 7.12%, 12/17/27		392	338,807
Radiate Holdco LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 09/25/26		867	700,869
RVR Dealership Holdings LLC, Term Loan B, (1 mo. SOFRTE + 3.75%, 0.75% Floor), 8.17%, 02/08/28		295	271,288
Setanta Aircraft Leasing Designated Activity Co., Term Loan B, (3 mo. LIBOR + 2.00%), 6.73%, 11/05/28		591	587,158
SMG U.S. Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 6.91%, 01/23/25		526	511,208
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%), 8.73%, 07/30/25		308	300,065
Veritas U.S., Inc., 2021 USD Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 9.73%, 09/01/25		1,868	1,309,623
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 02/28/27		1,526	1,478,115

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
White Cap Buyer LLC, Term Loan B, (1 mo. SOFR CME + 3.75%), 8.07%, 10/19/27	USD	779	$752,513
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 6.82%, 04/30/28		510	496,454

			13,537,899

Diversified Telecommunication Services — 0.5%
Cablevision Lightpath LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.57%, 11/30/27		152	144,856
Consolidated Communications, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 10/02/27		349	307,177
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.50%, 05/01/28		746	709,970
Iridium Satellite LLC, 2021 Term Loan B2, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.92%, 11/04/26		680	672,951
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 03/01/27		439	419,597

			2,254,551

Electric Utilities — 0.5%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.50%, 1.00% Floor), 7.24%, 12/15/27		670	663,057
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 03/31/28		1,666	1,543,537

			2,206,594

Electrical Equipment — 0.4%
Arcline FM Holdings LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 4.75%, 0.75% Floor), 9.48%, 06/23/28		628	595,599
AZZ, Inc., Term Loan B, (1 mo. SOFR CME + 4.25%, 0.50% Floor), 8.67%, 05/13/29		110	109,573
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.50%, 0.75% Floor), 6.88%, 03/31/27		1,207	1,180,122

			1,885,294

Electronic Equipment, Instruments & Components — 0.2%
Coherent Corp., 2022 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 07/02/29		649	640,255
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 02/12/25		134	132,552

			772,807

Entertainment — 0.1%
Delta 2 Lux SARL, Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 7.57%, 01/15/30		609	608,239

Environmental, Maintenance & Security Service — 0.3%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 09/07/27		1,050	1,047,896
TruGreen LP, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 11/02/27		613	543,257

			1,591,153

Equity Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 6.39%, 05/11/24		724	719,555

Security		Par (000)	Value

Food & Staples Retailing — 0.3%
Nomad Foods U.S. LLC, 2022 Term Loan B, (3 mo. SOFR CME + 3.75%, 0.50% Floor), 8.23%, 11/12/29	USD	426	$424,313
U.S. Foods, Inc.
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 09/13/26		653	645,568
2021 Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 11/22/28		413	410,197

			1,480,078

Food Products — 1.5%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/01/25		651	539,385
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 6.88%, 10/10/26		163	153,407
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.88%, 10/25/27		1,894	1,852,938
Froneri International Ltd., 2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 6.63%, 01/29/27		1,992	1,936,551
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR + 2.25%, 0.75% Floor), 6.66%, 08/03/25		818	814,356
Reynolds Group Holdings, Inc., 2020 Term Loan B2, (1 mo. LIBOR + 3.25%), 7.63%, 02/05/26		253	249,170
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 7.91%, 06/08/28		667	647,709
UTZ Quality Foods LLC, 2021 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.44%, 01/20/28		1,048	1,036,944

			7,230,460

Gas Utilities — 0.4%
Freeport LNG Investments LLLP, Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 7.74%, 12/21/28		1,786	1,694,110

Health Care Equipment & Supplies — 0.8%
Electron BidCo, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 11/01/28		1,001	973,729
Insulet Corp., Term Loan B, (3 mo. SOFR CME + 3.25%), 7.69%, 05/04/28		284	279,249
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 10/23/28		2,617	2,483,045
Venga Finance SARL, 2021 USD Term Loan B, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.48%, 12/04/28		262	239,439

			3,975,462

Health Care Providers & Services — 1.0%
CHG Healthcare Services, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 09/29/28		464	453,297
Envision Healthcare Corp.
2022 First Out Term Loan, (3 mo. SOFR CME + 7.88%, 1.00% Floor), 12.61%, 03/31/27		92	81,243
2022 Second Out Term Loan, (3 mo. SOFR CME + 4.25%, 1.00% Floor), 8.83%, 03/31/27		611	207,554
EyeCare Partners LLC
2020 Term Loan, (3 mo. LIBOR + 3.75%), 8.48%, 02/18/27		855	680,843

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
EyeCare Partners LLC (continued)
2021 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.50% Floor), 11.48%, 11/15/29	USD	176	$143,106
2021 Incremental Term Loan, (3 mo. LIBOR + 3.75%, 0.50% Floor), 8.48%, 11/15/28		195	163,235
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 9.23%, 03/05/26		439	375,078
Orbcomm, Inc., Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 8.81%, 09/01/28		386	328,660
PetVet Care Centers LLC, 2021 Term Loan B3, (1 mo. LIBOR + 3.50%, 0.75% Floor), 7.88%, 02/14/25		21	19,280
Sotera Health Holdings LLC, 2021 Term Loan, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.16%, 12/11/26		775	713,210
Surgery Center Holdings, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.05%, 08/31/26		279	275,577
Vizient, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.25%, 0.50% Floor), 6.67%, 04/28/29		126	126,081
WCG Purchaser Corp., 2019 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 8.38%, 01/08/27		672	608,536
WP CityMD Bidco LLC, 2021 1st Lien Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 12/22/28		754	752,205

			4,927,905

Health Care Services — 0.3%
Azalea Topco, Inc., Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 07/24/26		1,077	983,779
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 0.50% Floor), 11.38%, 11/01/29		247	227,240

			1,211,019

Health Care Technology — 0.6%
AthenaHealth Group, Inc.
2022 Delayed Draw Term loan, (3 mo. SOFR CME + 3.50%), 7.82%, 02/15/29		196	58,892
2022 Term Loan B, (1 mo. SOFR CME + 3.50%, 0.50% Floor), 7.82%, 02/15/29		1,601	1,382,955
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 10/10/25		309	300,053
Polaris Newco LLC, USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 8.73%, 06/02/28		887	807,031
Press Ganey Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 07/24/26		269	246,738

			2,795,669

Hotels, Restaurants & Leisure — 3.7%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 02/02/26		135	122,338
Aristocrat Technologies, Inc., 2022 Term Loan B, (3 mo. SOFR CME + 2.25%, 0.50% Floor), 6.93%, 05/24/29		46	45,400
Bally’s Corp., 2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.54%, 10/02/28		299	275,701
Burger King (Restaurant Brands Int), Term Loan B4, (3 mo. LIBOR + 1.75%), 6.14%, 11/19/26		1,376	1,349,706

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 12/23/24	USD	895	$892,409
2020 Term Loan B1, (1 mo. LIBOR + 3.50%), 7.88%, 07/21/25		202	201,709
Carnival Corp., USD Term Loan B, (1 mo. LIBOR + 3.00%, 0.75% Floor), 7.38%, 06/30/25		929	888,241
Churchill Downs, Inc., 2021 Incremental Term Loan B1, (1 mo. LIBOR + 2.00%), 6.39%, 03/17/28		485	479,329
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 7.73%, 03/08/24		1,982	1,483,924
Fertitta Entertainment LLC, 2022 Term Loan B, (1 mo. SOFRTE + 4.00%, 0.50% Floor), 8.32%, 01/27/29		1,984	1,882,776
Flutter Financing B.V., 2022 USD Term Loan B, (3 mo. SOFR CME + 3.25%, 0.50% Floor), 8.09%, 07/22/28		622	618,898
Four Seasons Hotels Ltd., 2022 Term Loan B, (1 mo. SOFR CME + 3.25%, 0.50% Floor), 7.67%, 11/30/29		1,364	1,362,992
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 6.17%, 06/22/26		1,057	1,053,155
IRB Holding Corp.
2020 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 7.13%, 02/05/25		1,203	1,190,532
2022 Term Loan B, (1 mo. SOFRTE + 3.00%, 0.75% Floor), 7.32%, 12/15/27		925	896,556
Penn National Gaming, Inc., 2022 Term Loan B, (1 mo. SOFR CME + 2.75%, 0.50% Floor), 7.17%, 05/03/29		615	608,156
Playa Resorts Holding B.V., 2022 Term Loan B, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.58%, 01/05/29		226	219,927
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 7.13%, 03/13/28		721	686,787
Scientific Games International, Inc., 2022 USD Term Loan, (1 mo. SOFR CME + 3.00%, 0.50% Floor), 7.42%, 04/14/29		349	343,633
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 2.25%), 6.98%, 07/21/26		560	551,288
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.25% Floor), 6.64%, 02/08/27		1,028	1,001,752
Travelport Finance Luxembourg SARL,
2021 Consented Term Loan, (3 mo. LIBOR + 6.75%), 11.48%, 05/29/26		489	338,324
Whatabrands LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 08/03/28		1,247	1,203,604
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 6.13%, 05/30/25		199	198,813

			17,895,950

Household Durables — 0.7%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%, 0.50% Floor), 8.98%, 05/17/28		693	515,650
Hunter Douglas, Inc., USD Term Loan B1, (3 mo. SOFR CME + 3.50%), 7.86%, 02/26/29		1,235	1,082,058

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 6.13%, 02/04/27	USD	138	$136,465
Snap One Holdings Corp., Term Loan B, (1 mo. LIBOR + 4.50%, 0.50% Floor), 8.88%, 12/08/28(c)		321	292,807
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.75%, 10/06/28		451	367,395
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 10/30/27		1,183	993,933

			3,388,308

Household Products — 0.1%
Spectrum Brands, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.60%, 03/03/28		456	446,799

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 6.38%, 01/15/25		874	871,249
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 6.38%, 08/12/26		284	280,223

			1,151,472

Industrial Conglomerates — 0.9%
AVSC Holding Corp.
2020 Term Loan B1, (3 mo. LIBOR + 3.25%, 1.00% Floor), 7.68%, 03/03/25		654	598,152
2020 Term Loan B3, (3 mo. LIBOR + 15.00%), 15.00%, 10/15/26		354	372,251
Diamond BC BV, 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.16%, 09/29/28		1,368	1,320,419
Stitch Aquisition Corp., Term Loan B, (3 mo. LIBOR + 6.75%, 0.75% Floor), 11.48%, 07/28/28		261	220,727
Vertical U.S. Newco, Inc., Term Loan B, (6 mo. LIBOR + 3.50%, 0.50% Floor), 6.87%, 07/30/27		728	698,401
Vertiv Group Corp., 2021 Term Loan B, (1 mo. LIBOR + 2.75%), 6.89%, 03/02/27		1,232	1,186,710

			4,396,660

Insurance — 1.7%
Alliant Holdings Intermediate LLC
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/09/25		830	817,874
2021 Term Loan B4, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.85%, 11/06/27		2,124	2,073,283
AmWINS Group, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 6.63%, 02/19/28		1,005	985,465
AssuredPartners, Inc.
2020 Term Loan B, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27		534	517,331
2021 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 02/12/27		283	273,259
Hub International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 7.33%, 04/25/25		347	342,662
2021 Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 7.53%, 04/25/25		1,421	1,406,973
2022 Term Loan B, (3 mo. SOFR CME + 4.00%, 0.75% Floor), 8.22%, 11/10/29		361	356,690
NFP Corp., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 7.63%, 02/15/27		112	107,468

Security		Par (000)	Value

Insurance (continued)
Ryan Specialty Group LLC, Term Loan, (1 mo. SOFR CME + 3.00%, 0.75% Floor), 7.42%, 09/01/27	USD	650	$644,596
Sedgwick Claims Management Services, Inc.
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 09/03/26		519	508,783
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 8.63%, 09/03/26		182	179,806

			8,214,190

Interactive Media & Services — 0.8%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 2.75%, 0.75% Floor), 7.48%, 06/26/28		752	741,644
Camelot U.S. Acquisition LLC, 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 7.38%, 10/30/26		1,202	1,182,203
Go Daddy Operating Co. LLC, 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 6.38%, 08/10/27		823	814,161
Grab Holdings, Inc., Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.89%, 01/29/26		1,064	1,048,460

			3,786,468

Internet & Direct Marketing Retail — 0.3%
CNT Holdings I Corp., 2020 Term Loan, (3 mo. SOFR CME + 3.50%, 0.75% Floor), 7.24%, 11/08/27		770	744,056
Go Daddy Operating Co. LLC, 2022 Term Loan B5, (1 mo. SOFR CME + 3.25%), 7.57%, 10/21/29		655	653,271
PUG LLC, 2021 Incremental Term Loan B, (1 mo. LIBOR + 4.25%, 0.50% Floor), 8.63%, 02/12/27(c)		111	91,245

			1,488,572

Internet Software & Services — 0.4%
Uber Technologies, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 8.23%, 02/25/27		1,789	1,784,593

IT Services — 2.4%
Aruba Investments Holdings LLC, 2020 USD Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.14%, 11/24/27		335	324,724
Boxer Parent Co., Inc., 2021 USD Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 10/02/25		751	717,372
Camelot Finance SA, Term Loan B, (1 mo. LIBOR + 3.00%), 7.38%, 10/30/26		1,053	1,034,507
CCC Intelligent Solutions, Inc., Term Loan, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 09/21/28		727	719,393
CoreLogic, Inc., Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.94%, 06/02/28		1,811	1,505,725
Fleetcor Technologies Operating Co. LLC,
2021 Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 04/28/28		947	936,235
Genesys Cloud Services Holdings II LLC, 2020 USD Term Loan B4, (1 mo. LIBOR + 4.00%, 0.75% Floor), 8.38%, 12/01/27		2,233	2,139,008
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 7.88%, 02/12/27		1,434	1,176,155
Trans Union LLC
2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 6.13%, 11/16/26		752	740,704
2021 Term Loan B6, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 12/01/28		1,389	1,373,680

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Virtusa Corp., First Lien Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28	USD	307	$294,992
WEX, Inc., 2021 Term Loan, (1 mo. LIBOR + 2.25%), 6.63%, 03/31/28		429	426,193
ZoomInfo LLC, 2021 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.48%, 02/02/26		89	88,583

			11,477,271

Leisure Products — 0.1%
Fender Musical Instruments Corp., 2021 Term Loan B, (3 mo. SOFRTE + 4.00%, 0.50% Floor), 8.42%, 12/01/28(c)		297	239,236
Peloton Interactive, Inc., Term Loan, (2 mo. SOFR CME + 6.50%, 0.50% Floor), 11.76%, 05/25/27		165	162,004

			401,240

Life Sciences Tools & Services — 1.4%
Avantor Funding, Inc., 2021 Term Loan B5, (1 mo. LIBOR + 2.25%, 0.50% Floor), 6.63%, 11/08/27		1,411	1,401,990
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 8.88%, 02/04/27		1,547	1,360,336
ICON Luxembourg SARL, LUX Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28		1,154	1,149,314
Maravai Intermediate Holdings LLC, 2022 Term Loan B, (3 mo. SOFRTE + 3.00%, 0.50% Floor), 6.96%, 10/19/27		964	944,940
Parexel International Corp., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/15/28		1,674	1,609,767
PRA Health Sciences, Inc., US Term Loan, (3 mo. LIBOR + 2.25%, 0.50% Floor), 7.00%, 07/03/28		287	286,353

			6,752,700

Machinery — 1.5%
Albion Acquisitions Ltd., USD Term Loan, (3 mo. LIBOR + 5.25%, 0.50% Floor), 9.57%, 08/17/26		755	712,308
Clark Equipment Co., 2022 Term Loan B, (3 mo. SOFR CME + 2.50%, 0.50% Floor), 7.18%, 04/20/29		165	162,233
Columbus McKinnon Corp., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 7.50%, 05/14/28		154	151,312
Filtration Group Corp., 2021 Incremental Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 10/21/28		493	482,907
Fluidra SA, 2022 USD Term Loan B, (1 mo. SOFR CME + 2.00%), 6.42%, 01/29/29		127	120,099
Gardner Denver, Inc., 2020 USD Term Loan B2, (1 mo. SOFR CME + 1.75%), 6.17%, 03/01/27		603	597,794
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. SOFR CME + 1.75%), 6.17%, 03/01/27		565	559,273
Madison IAQ LLC, Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.99%, 06/21/28		1,836	1,703,761
SPX Flow, Inc., 2022 Term Loan, (1 mo. SOFR CME + 4.50%, 0.50% Floor), 8.92%, 04/05/29		592	547,287

Security		Par (000)	Value

Machinery (continued)
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 8.15%, 03/28/25	USD	1,813	$1,689,764
Zurn LLC, 2021 Term Loan B, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 10/04/28		441	439,795

			7,166,533

Media — 5.1%
Altice Financing SA
2017 USD Term Loan B, (3 mo. LIBOR + 2.75%), 6.83%, 07/15/25		436	421,342
USD 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.75%), 6.83%, 01/31/26		525	503,848
Altice France SA/France, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 8.65%, 08/14/26		1,318	1,222,849
AMC Entertainment Holdings, Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.00%), 7.27%, 04/22/26		667	359,078
Cable One, Inc., 2021 Term Loan B4, (1 mo. LIBOR + 2.00%), 6.38%, 05/03/28		406	395,269
Charter Communications Operating LLC, Class A, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 6.14%, 04/30/25		604	600,224
City Football Group Ltd., Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.36%, 07/21/28		798	743,735
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 7.91%, 08/21/26		1,961	1,782,597
CMG Media Corp., 2021 Term Loan, (3 mo. LIBOR + 3.50%), 8.23%, 12/17/26		578	540,431
Connect Finco SARL, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 7.89%, 12/11/26		3,086	3,045,873
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 6.57%, 07/17/25		611	585,302
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 6.82%, 04/15/27		865	770,356
E.W. Scripps Co., 2020 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 7.13%, 01/07/28		302	292,967
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 7.64%, 12/01/23		370	275,747
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 03/24/25		1,051	1,001,399
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 10/17/26		1,073	1,045,966
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 09/13/24		1,705	1,654,264
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 8.13%, 09/13/24		965	936,732
2021 2nd Lien Term Loan, (3 mo. SOFR CME + 6.25%), 10.65%, 02/23/29		1,005	895,364
Sinclair Television Group, Inc., 2022 Term Loan B4, (1 mo. SOFR CME + 3.75%), 8.17%, 04/21/29		802	760,468
UFC Holdings LLC, 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.75% Floor), 7.11%, 04/29/26		593	585,262
UPC Financing Partnership, 2021 USD Term Loan AX, (1 mo. LIBOR + 2.93%), 7.24%, 01/31/29		341	332,887
Virgin Media Bristol LLC, 2020 USD Term Loan Q, (1 mo. LIBOR + 3.25%), 7.57%, 01/31/29		917	907,142

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Voyage Digital Ltd., USD Term Loan B, (3 mo. SOFRTE + 4.50%, 0.50% Floor), 8.78%, 05/11/29(c)	USD	429	$421,340
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 7.14%, 05/18/25		1,597	1,559,821
WMG Acquisition Corp., 2021 Term Loan G, (1 mo. LIBOR + 2.13%), 6.51%, 01/20/28		1,220	1,203,952
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 03/09/27		2,342	1,890,229

			24,734,444

Oil, Gas & Consumable Fuels — 0.6%
Ascent Resources Utica Holdings LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 12.94%, 11/01/25		330	347,820
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 8.13%, 12/13/25		261	247,280
Lealand Finance Co. BV
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 7.38%, 06/28/24		16	9,860
2020 Take Back Term Loan, (1 mo. LIBOR + 1.00%, 3.00% PIK), 5.38%, 06/30/25(l)		116	60,648
M6 ETX Holdings II Midco LLC, Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.16%, 09/19/29		103	102,646
Medallion Midland Acquisition LLC, 2021 Term Loan, (3 mo. SOFR CME + 3.75%, 0.75% Floor), 8.59%, 10/18/28		896	886,406
Oryx Midstream Services Permian Basin LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.92%, 10/05/28		1,478	1,457,902

			3,112,562

Personal Products — 0.6%
Sunshine Luxembourg VII SARL, 2021 Term Loan B3, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.48%, 10/01/26		3,037	2,903,287

Pharmaceuticals — 1.3%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.50%), 8.09%, 05/04/25		748	667,769
Bausch Health Cos., Inc., 2022 Term Loan B, (1 mo. SOFR CME + 5.25%, 0.50% Floor), 9.67%, 02/01/27		593	449,001
Catalent Pharma Solutions, Inc., 2021 Term Loan B3, (1 mo. LIBOR + 2.00%, 0.50% Floor), 6.38%, 02/22/28		1,037	1,018,904
Elanco Animal Health, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 5.87%, 08/01/27		609	583,925
Jazz Financing Lux SARL, USD Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 05/05/28		1,078	1,067,032
Option Care Health, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.75%, 0.50% Floor), 7.13%, 10/27/28		448	444,465

Security		Par (000)	Value

Pharmaceuticals (continued)
Organon & Co., USD Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 7.75%, 06/02/28	USD	907	$896,384
Precision Medicine Group LLC, 2021 Term Loan, (3 mo. LIBOR + 3.00%, 0.75% Floor), 7.73%, 11/18/27(c)		1,195	1,108,292

			6,235,772

Professional Services — 0.9%
Dun & Bradstreet Corp.
2022 Incremental Term Loan B2, (1 mo. SOFR CME + 3.25%), 7.57%, 01/18/29		304	298,202
Term Loan, (1 mo. LIBOR + 3.25%), 7.64%, 02/06/26		1,957	1,935,604
Element Materials Technology Group U.S. Holdings, Inc.
2022 USD Delayed Draw Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29		309	301,931
2022 USD Term Loan, (3 mo. SOFR CME + 4.25%, 0.50% Floor), 8.93%, 07/06/29		671	654,185
Galaxy U.S. Opco, Inc., Term Loan, (1 mo. SOFR CME + 4.75%, 0.50% Floor), 9.07%, 04/29/29		1,089	982,822

			4,172,744

Real Estate Management & Development — 0.5%
Chariot Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/03/28		1,445	1,359,909
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 7.13%, 08/21/25		1,202	1,172,169

			2,532,078

Road & Rail — 0.1%
Avis Budget Car Rental LLC, 2020 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 08/06/27		287	277,544
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 5.50%), 9.86%, 08/04/25		371	330,437

			607,981

Semiconductors & Semiconductor Equipment — 0.1%
MKS Instruments, Inc., 2022 USD Term Loan B, 08/17/29(o)		459	452,541
Synaptics, Inc., Term Loan B, (6 mo. LIBOR + 2.25%, 0.50% Floor), 7.40%, 12/02/28		253	247,112

			699,653

Software — 5.1%
Applied Systems, Inc.
2021 2nd Lien Term Loan, (3 mo. SOFR CME + 6.75%, 0.75% Floor), 11.33%, 09/19/25		90	88,988
2022 Extended 1st Lien Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 09/18/26		95	58,288
Barracuda Networks, Inc., 2022 Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 8.59%, 08/15/29		333	320,559
Central Parent, Inc., 2022 USD Term Loan B, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.08%, 07/06/29		1,207	1,194,652

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Cloudera, Inc.
2021 Second Lien Term Loan, (1 mo. LIBOR + 6.00%, 0.50% Floor), 10.38%, 10/08/29	USD	457	$380,073
2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/08/28		636	596,471
Cornerstone OnDemand, Inc., 2021 Term Loan, (1 mo. LIBOR + 3.75%, 0.50% Floor), 8.13%, 10/16/28		516	459,329
Digicel International Finance Ltd., 2017 Term Loan B, (1 mo. LIBOR + 3.25%), 7.63%, 05/28/24		437	365,860
E2open LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.68%, 02/04/28		113	110,392
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 12.13%, 07/31/28		296	291,116
2020 Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 7.63%, 07/30/27		287	275,049
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3 mo. SOFR CME + 3.75%), 8.48%, 03/11/28		613	600,567
Informatica LLC, 2021 USD Term Loan B, (1 mo. LIBOR + 2.75%), 7.19%, 10/27/28		1,718	1,682,107
Instructure Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 2.75%, 0.50% Floor), 6.12%, 10/30/28(c)		310	303,467
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 10/02/28		257	228,727
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3 mo. LIBOR + 4.75%, 0.75% Floor), 9.17%, 07/27/28		1,017	866,007
2021 USD 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 0.75% Floor), 12.67%, 07/27/29		936	732,990
McAfee Corp., 2022 USD Term Loan B, (1 mo. SOFR CME + 3.75%), 7.97%, 03/01/29		1,634	1,516,794
Planview Parent, Inc., Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 8.73%, 12/17/27		473	437,650
Proofpoint, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.98%, 08/31/28		1,760	1,688,811
RealPage, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 0.50% Floor), 7.38%, 04/24/28		3,453	3,276,973
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 7.63%, 05/30/25		31	29,399
Restoration Hardware, Inc., Term Loan B, (1 mo. LIBOR + 2.50%, 0.50% Floor), 6.88%, 10/20/28		314	288,636
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. SOFR CME + 3.00%), 7.09%, 08/01/25		958	949,645
Sophia LP, 2021 Term Loan B, (3 mo. LIBOR + 3.50%, 0.50% Floor), 8.23%, 10/07/27		746	718,843
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 6.13%, 04/16/25		557	546,557
2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 6.13%, 04/16/25		452	444,079
Tempo Acquisition LLC, 2022 Term Loan B, (1 mo. SOFR CME + 3.00%), 7.32%, 08/31/28		2,284	2,274,506
TIBCO Software, Inc., 2022 USD Term Loan, (3 mo. SOFR CME + 4.50%, 0.50% Floor), 9.18%, 03/30/29		2,054	1,831,047

Security		Par (000)	Value

Software (continued)
Ultimate Software Group, Inc.
2021 2nd Lien Term Loan, (1 mo. LIBOR + 5.25%, 0.50% Floor), 9.00%, 05/03/27	USD	453	$414,830
2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 7.00%, 05/04/26		590	560,069
Term Loan B, (1 mo. LIBOR + 3.75%), 8.13%, 05/04/26		1,043	1,004,108

			24,536,589

Specialty Retail — 2.1%
Belron Finance U.S. LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 6.94%, 11/13/25		179	177,444
2019 USD Term Loan B3, (3 mo. LIBOR + 2.25%), 6.69%, 10/30/26		407	404,854
2021 USD Term Loan B, (3 mo. LIBOR + 2.50%, 0.50% Floor), 7.06%, 04/13/28		1,218	1,203,473
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (1 day SONIA + 4.25%), 6.54%, 06/23/25	GBP	1,000	1,102,828
EG Group Ltd., 2021 Term Loan, (3 mo. LIBOR + 4.25%, 0.50% Floor), 8.98%, 03/31/26	USD	233	217,521
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 7.63%, 11/24/28(c)		311	304,643
Mavis Tire Express Services Corp., 2021 Term Loan B, (1 mo. SOFR CME + 4.00%, 0.75% Floor), 8.50%, 05/04/28		1,268	1,207,023
MED ParentCo LP, 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 8.63%, 08/31/26		820	696,727
Midas Intermediate Holdco II LLC, (1 mo. SOFR CME + 8.35%, 0.75% Floor), 12.67%, 06/30/27		1,560	1,345,364
PetSmart, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.13%, 02/11/28		1,618	1,579,818
Pilot Travel Centers LLC, 2021 Term Loan B, (1 mo. SOFR CME + 2.00%), 6.42%, 08/04/28		428	422,136
Restoration Hardware, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.25%, 0.50% Floor), 7.67%, 10/20/28		363	338,694
Reverb Buyer, Inc., 2021 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 0.50% Floor), 7.88%, 11/01/28		1,006	940,655
Woof Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 8.10%, 12/21/27		226	212,039

			10,153,219

Technology Hardware, Storage & Peripherals — 0.0%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 9.38%, 07/23/26		278	184,626

Textiles, Apparel & Luxury Goods — 0.1%
Crocs, Inc., Term Loan B, (3 mo. SOFRTE + 3.50%, 0.50% Floor), 7.80%, 02/20/29		613	600,023

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 6.63%, 05/19/28		613	606,360

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Trading Companies & Distributors (continued)
ION Trading Finance Ltd., 2021 USD Term Loan, (3 mo. LIBOR + 4.75%), 9.48%, 04/03/28	USD	298	$282,252
SRS Distribution, Inc., 2022 Incremental Term Loan, (1 mo. SOFR CME + 3.50%), 7.92%, 06/02/28		407	388,011

			1,276,623

Wireless Telecommunication Services — 0.3%
GOGO Intermediate Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 8.16%, 04/30/28		431	426,235
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 6.14%, 04/11/25		1,052	1,047,803

			1,474,038

Total Floating Rate Loan Interests — 55.5% (Cost: $280,582,587)			267,805,244

Foreign Agency Obligations

Bahrain — 0.1%
Bahrain Government International Bond, 6.75%, 09/20/29(d)		200	198,162

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42(g)		200	168,475

Colombia — 0.2%
Colombia Government International Bond
4.50%, 01/28/26		200	187,725
3.13%, 04/15/31		430	318,684
Republic of Colombia Senior Unsecured, 8.00%, 04/20/33		200	199,600

			706,009

Dominican Republic — 0.1%
Dominican Republic International Bond
5.95%, 01/25/27(d)(g)		157	153,203
4.50%, 01/30/30(b)		200	169,662
4.88%, 09/23/32(b)(g)		300	248,025

			570,890

Egypt — 0.0%
Egypt Government International Bond, 7.50%, 02/16/61(b)		200	122,000

Guatemala — 0.1%
Guatemala Government Bond
4.50%, 05/03/26(d)		200	191,662
4.65%, 10/07/41(b)		200	160,038

			351,700

Hungary — 0.0%
Hungary Government International Bond, 5.25%, 06/16/29(b)		200	190,163

Indonesia — 0.1%
Indonesia Government International Bond, 4.10%, 04/24/28		200	195,725

Security		Par (000)	Value

Ivory Coast — 0.0%
Ivory Coast Government International Bond, 6.38%, 03/03/28(d)	USD	200	$193,500

Mexico — 0.1%
Mexico Government International Bond
3.75%, 01/11/28(g)		200	188,400
2.66%, 05/24/31		278	224,624

			413,024

Morocco — 0.0%
Morocco Government International Bond, 2.38%, 12/15/27(b)		200	173,225

Nigeria — 0.0%
Nigeria Government International Bond, 8.38%, 03/24/29(b)		200	165,000

Oman — 0.1%
Oman Government International Bond, 6.50%, 03/08/47(d)		308	279,510

Panama — 0.1%
Panama Government International Bond
3.88%, 03/17/28		200	188,725
3.16%, 01/23/30(g)		377	323,702

			512,427

Paraguay — 0.0%
Paraguay Government International Bond, 5.40%, 03/30/50(d)		200	171,725

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(d)		219	211,307
Peruvian Government International Bond
2.78%, 01/23/31		97	80,195
1.86%, 12/01/32(g)		259	189,038

			480,540

Romania — 0.1%
Romanian Government International Bond
5.25%, 11/25/27(b)		122	116,723
2.88%, 03/11/29(d)	EUR	133	117,482
2.50%, 02/08/30(d)		138	113,912
2.12%, 07/16/31(d)		156	114,733

			462,850

Saudi Arabia — 0.1%
Saudi Government International Bond, 4.50%, 04/17/30(d)(g)	USD	325	320,998

South Africa — 0.1%
Republic of South Africa Government International Bond
4.85%, 09/30/29		200	177,475
5.00%, 10/12/46		230	160,252

			337,727

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Sri Lanka — 0.0%
Sri Lanka Government International Bond(d)(e)(j)
6.85%, 03/14/24	USD	200	$58,750
6.35%, 06/28/24		200	58,475

			117,225

Ukraine — 0.0%
Ukraine Government International Bond(e)(j)
9.75%, 11/01/30(d)		236	50,710
7.25%, 03/15/35(b)		200	37,288

			87,998

Uruguay — 0.0%
Uruguay Government International Bond, 5.75%, 10/28/34		135	146,117

Total Foreign Agency Obligations — 1.3% (Cost: $7,367,177)			6,364,990

		Shares

Investment Companies

Fixed Income Funds — 1.0%
Invesco Senior Loan ETF		230,501	4,732,186

Total Investment Companies — 1.0% (Cost: $4,877,550)			4,732,186

		Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.4%
Alternative Loan Trust
Series 2005-54CB, Class 3A4, 5.50%, 11/25/35	USD	1,061	611,856
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,849	833,934
Series 2007-19, Class 1A1, 6.00%, 08/25/37		546	281,655
CHL Mortgage Pass-Through Trust
Series 2005-17, Class 1A6, 5.50%, 09/25/35		99	84,398
Series 2006-17, Class A2, 6.00%, 12/25/36		627	283,516
Series 2007-HY5, Class 3A1, 4.03%, 09/25/37(a) .		303	271,552
COLT Mortgage Loan Trust
Series 2022-7, Class A1, 5.16%, 04/25/67(b)		2,372	2,329,801
Series 2022-9, Class A1, 6.79%, 12/25/67		312	314,676
Ellington Financial Mortgage Trust, Series 2021-2, Class A1, 0.93%, 06/25/66(a)(b)		227	174,844
GCAT Trust, Series 2022-NQM3, Class A1, 4.35%, 04/25/67(a)(b)		1,508	1,441,242
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 3.56%, 10/25/35(a)		309	177,886
JP Morgan Mortgage Trust, Series 2022-DSC1, Class A1, 4.75%, 01/25/63(c)		406	384,933
ONSLOW Bay Financial LLC, Series 2022-NQM9, Class A1A, 6.45%, 09/25/62		100	99,511
Spruce Hill Mortgage Loan Trust, Class A1A, 4.10%, 07/25/57		618	565,876
Verus Securitization Trust Series 2022-3, Class A1, 4.13%, 02/25/67(b)		1,509	1,424,827

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Verus Securitization Trust (continued)
Series 2022-7, Class A1, 5.15%, 07/25/67(b)	USD	1,785	$1,735,632
Series 2022-INV2, Class A1, 6.79%, 10/25/67		478	481,722

			11,497,861

Commercial Mortgage-Backed Securities — 0.9%
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class A, (1 mo. SOFR CME + 1.03%), 5.37%, 10/15/36		1,129	1,115,069
Series 2021-CIP, Class A, (1 mo. LIBOR US + 0.92%), 5.24%, 12/15/38		1,000	964,891
Series 2021-XL2, Class A, (1 mo. LIBOR US + 0.69%), 5.01%, 10/15/38		454	436,437
BX Trust, Class A, 5.19%, 01/15/39		1,200	1,145,871
Citigroup Commercial Mortgage Trust, Series 2019- SMRT, Class A, 4.15%, 01/10/36(b)		800	780,016

			4,442,284

Total Non-Agency Mortgage-Backed Securities — 3.3% (Cost: $16,973,462)			15,940,145

		Benefical Interest (000)

Other Interests(c)(p)

IT Services — 0.0%
Millennium Corp. Claim	USD	861	—
Millennium Lender Claim Trust		918	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 5.0%

Aerospace & Defense — 0.0%
Air France-KLM, 6.50%, 12/31/99	EUR	100	105,258

Automobiles — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%(a)(g)(k)	USD	365	308,927

Banks(a)(k) — 1.2%
Bank of East Asia Ltd., 5.88%(d)		250	229,578
Industrial & Commercial Bank of China Ltd., 3.20%(d)		200	186,750
ING Groep NV, 3.88%(g)		1,750	1,275,084
Kasikornbank PCL, 5.28%(d)		200	189,225
Nordea Bank Abp, 3.75%(b)(g)		560	432,350
PNC Financial Services Group, Inc., Series V, 6.20%(g)		290	283,402
Rizal Commercial Banking Corp., 6.50%(d)		200	170,225
U.S. Bancorp, 3.70%(g)		1,665	1,361,137
Wells Fargo & Co.
Series S, 5.90%(g)		1,500	1,343,415
Series U, 5.88%		384	370,560

			5,841,726

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets — 0.5%
Bank of New York Mellon Corp., Series I, 3.75%(a)(g)(k)	USD	3,110	$2,504,971

Diversified Financial Services(a)(k) — 2.6%
Bank of America Corp.(g)
Series DD, 6.30%		215	213,403
Series X, 6.25%		1,929	1,852,536
Series Z, 6.50%		143	141,045
Barclays PLC
4.38%(g)		455	346,938
8.00%		210	196,350
BNP Paribas SA, 6.88%(d)	EUR	200	211,414
Credit Agricole SA, 4.75%(b)(g)	USD	200	160,284
HSBC Holdings PLC(g)
6.25%		695	678,213
6.00%		415	380,891
JPMorgan Chase & Co.(g)
Series FF, 5.00%		2,865	2,621,277
Series HH, 4.60%		253	222,956
Lloyds Banking Group PLC, 7.50%(g)		1,250	1,205,884
NatWest Group PLC, 6.00%(g)		1,185	1,094,284
Societe Generale SA, 5.38%(b)(g)		2,250	1,822,808
UBS Group AG, 3.88%(b)(g)		1,500	1,253,477
Woori Bank, 4.25%(d)		250	234,734

			12,636,494

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 7.13%(a)(d)(k)	EUR	100	109,186

Electric Utilities(a) — 0.4%
Edison International, Series B, 5.00%(k)	USD	175	146,291
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(g)		1,750	1,589,358

			1,735,649

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp., 7.00%(a)(b)(k)		240	218,384

Media — 0.0%
SES SA, 2.88%(a)(d)(k)	EUR	100	84,951

Oil, Gas & Consumable Fuels — 0.0%
Abertis Infraestructuras Finance BV, 3.25%(a)(d)(k)		100	90,346

Utilities — 0.1%
Electricite de France SA, 3.00%(a)(d)(k)		200	174,579

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 2.63%, 08/27/80(a)(d)		100	93,842

			23,904,313

		Shares

Preferred Stocks — 1.9%

Banks — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, Cost: $134,650)(f)		137,556	2,282

Security		Shares	Value

Capital Markets(a)(k) — 1.9%
Goldman Sachs Group, Inc., Series J, 5.50%		202,526	$4,992,266
Morgan Stanley
Series F, 6.88%		120,000	2,997,600
Series K, 5.90%		53,253	1,225,352

			9,215,218

			9,217,500

Total Preferred Securities — 6.9% (Cost: $37,478,693)			33,121,813

		Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 10.1%
Freddie Mac Multifamily Structured Pass Through Certificates, Series K042, Class X1, 1.02%, 12/25/24(a)	USD	32,012	538,034
Uniform Mortgage-Backed Securities(q)
4.00%, 12/01/44 - 01/12/53(g)		20,507	19,415,660
3.50%, 02/25/49 - 04/01/52(g)		7,420	6,802,840
4.50%, 01/12/53 - 02/13/53		10,700	10,296,068
5.00%, 01/12/53 - 02/13/53		12,000	11,821,907

			48,874,509

Total U.S. Government Sponsored Agency Securities — 10.1% (Cost: $50,489,621)			48,874,509

U.S. Treasury Obligations
U.S. Treasury Notes, 3.25%, 08/31/24(g)		12,500	12,239,258

Total U.S. Treasury Obligations — 2.5% (Cost: $12,437,898)			12,239,258

		Shares

Warrants

Consumer Discretionary — 0.0%
Service King (Carnelian Point), (Expires 06/30/27, Strike Price USD 10.00)(e)		1,720	—

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., (Issued/Exercisable 11/03/20, 1 Share for 1 Warrant, Expires 10/27/24, Strike Price USD 36.00)(e)		345	4,347

Total Warrants — 0.0% (Cost: $ — )			4,347

Total Long-Term Investments — 159.7% (Cost: $841,635,290)			770,691,166

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.03%(r)(s)		1,474,663	$1,474,663

		Par (000)

U.S. Government Sponsored Agency Securities — 0.0%
Uniform Mortgage-Backed Securities, 5.00%, 08/01/23	USD	— (m)	308

Total Short-Term Securities — 0.3% (Cost: $1,474,971)			1,474,971

Total Investments Before TBA Sale Commitments — 160.0% (Cost: $843,110,261)			772,166,137

TBA Sale Commitments(q)

Mortgage-Backed Securities — (0.9)%
Uniform Mortgage-Backed Securities
4.50%, 01/12/53		(1,900)	(1,828,287)
5.00%, 01/12/53		(2,400)	(2,364,531)

Total TBA Sale Commitments — (0.9)% (Proceeds: $(4,248,367))			(4,192,818)

Total Investments, Net of TBA Sale Commitments — 159.1% (Cost: $838,861,894)			767,973,319
Liabilities in Excess of Other Assets — (59.1)%			(285,386,116)

Net Assets — 100.0%			$482,587,203

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Non-income producing security.
(f)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,913, representing less than 0.05% of its net assets as of period end, and an original cost of $235,337.

(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Convertible security.
(i)	Zero-coupon bond.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Perpetual security with no stated maturity date.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Rounds to less than 1,000.
(n)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(q)	Represents or includes a TBA transaction.
(r)	Affiliate of the Fund.
(s)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,969,680	$—	$(3,495,017	)(a)	$—	$—	$1,474,663	1,474,663	$66,945	$—

(a)	Represents net amount purchased (sold).

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Credit Agricole Corporate and Investment Bank	4.37	%(b)	09/12/22	Open		$12,437,500	$12,524,712	U.S. Treasury Obligations	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/09/22	Open		142,263	143,140	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/09/22	Open		199,260	200,489	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/09/22	Open		39,401	39,644	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/09/22	Open		808,350	813,335	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/09/22	Open		193,903	195,084	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/09/22	Open		345,881	348,039	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas S.A	4.80	%(b)	11/09/22	Open		$5,066,770	$5,098,381	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.80	(b)	11/09/22	Open		1,036,017	1,042,481	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.80	(b)	11/09/22	Open		854,295	859,625	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.80	(b)	11/09/22	Open		320,160	322,157	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.50	(b)	11/09/22	Open		1,044,549	1,050,613	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.55	(b)	11/09/22	Open		125,269	126,005	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.55	(b)	11/09/22	Open		77,398	77,852	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	11/09/22	Open		334,375	336,360	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	11/09/22	Open		751,150	755,511	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	11/09/22	Open		445,560	448,147	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	11/09/22	Open		534,000	537,100	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		1,426,875	1,435,118	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		393,125	395,396	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/09/22	Open		192,075	193,185	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/09/22	Open		220,150	221,428	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/09/22	Open		444,244	446,823	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/09/22	Open		210,240	211,461	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/09/22	Open		509,906	512,867	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/09/22	Open		141,250	142,097	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open		268,153	269,767	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open		724,487	728,851	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/09/22	Open		429,907	432,496	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/09/22	Open		1,506,431	1,515,155	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/09/22	Open		354,954	357,009	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/09/22	Open		416,512	418,925	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/09/22	Open		238,950	240,334	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/09/22	Open		239,050	240,434	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/09/22	Open		577,752	581,098	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/09/22	Open		748,720	753,056	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	11/09/22	Open		451,082	453,695	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		9,706,684	9,761,560	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		1,422,310	1,430,351	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		1,503,361	1,511,860	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		1,529,961	1,538,610	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	4.24		11/10/22	01/12/23		5,906,598	5,939,990	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate and Investment Bank	4.57	(b)	11/10/22	Open		693,499	697,281	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.35	(b)	11/14/22	Open		737,019	740,744	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/14/22	Open		563,200	566,252	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/14/22	Open		396,506	398,666	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.50	(b)	11/16/22	Open		667,535	670,891	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/16/22	Open		503,851	506,416	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/16/22	Open		396,839	398,958	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/16/22	Open		700,096	703,835	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/16/22	Open		256,960	258,332	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.60	(b)	11/16/22	Open		242,190	243,438	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.80	(b)	11/16/22	Open		434,350	436,697	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.80	(b)	11/16/22	Open		427,461	429,771	Corporate Bonds	Open/Demand
BNP Paribas S.A	4.85	(b)	11/16/22	Open		82,748	83,200	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.55	(b)	11/16/22	Open		207,803	208,860	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(1.75	)(b)	11/16/22	Open		73,775	73,570	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/16/22	Open		807,840	811,902	Corporate Bonds	Open/Demand

98	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	4.63	%(b)	11/16/22	Open		$950,802	$955,737	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/16/22	Open		129,634	130,310	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/16/22	Open		202,751	203,809	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/16/22	Open		342,540	344,326	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/16/22	Open		180,600	181,542	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/16/22	Open		163,443	164,295	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/16/22	Open		72,573	72,951	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/16/22	Open		379,952	381,934	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/23/22	Open		291,555	292,837	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.73	(b)	11/23/22	Open		940,144	944,257	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/28/22	Open		608,915	611,165	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/28/22	Open		529,685	531,715	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/28/22	Open		638,250	640,696	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.50	(b)	11/29/22	Open		817,875	820,806	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.50	(b)	11/29/22	Open		442,500	444,086	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.50	(b)	11/29/22	Open		456,000	457,634	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.55	(b)	11/29/22	Open		278,281	279,291	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	4.55	(b)	11/29/22	Open		172,235	172,860	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	4.55	(b)	11/29/22	Open		394,100	395,530	Capital Trusts	Open/Demand
Barclays Bank PLC	4.55	(b)	11/29/22	Open		570,769	572,839	Capital Trusts	Open/Demand
Barclays Bank PLC	4.55	(b)	11/29/22	Open		1,422,637	1,427,799	Capital Trusts	Open/Demand
Barclays Bank PLC	4.55	(b)	11/29/22	Open		1,737,500	1,743,803	Capital Trusts	Open/Demand
Barclays Bank PLC	4.55	(b)	11/29/22	Open		1,148,437	1,152,604	Capital Trusts	Open/Demand
Barclays Bank PLC	4.55	(b)	11/29/22	Open		439,375	440,969	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.55	(b)	11/29/22	Open		62,114	62,339	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.75	(b)	11/29/22	Open		2,559,375	2,569,115	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.75	(b)	11/29/22	Open		281,050	282,120	Capital Trusts	Open/Demand
Barclays Bank PLC	4.75	(b)	11/29/22	Open		322,875	324,104	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.75	(b)	11/29/22	Open		507,812	509,745	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.75	(b)	11/29/22	Open		876,900	880,237	Capital Trusts	Open/Demand
Barclays Bank PLC	4.75	(b)	11/29/22	Open		1,071,875	1,075,954	Capital Trusts	Open/Demand
Barclays Bank PLC	4.75	(b)	11/29/22	Open		1,064,200	1,068,250	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(1.75	)(b)	11/29/22	Open		206,644	206,322	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/29/22	Open		131,024	131,499	Capital Trusts	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/29/22	Open		500,120	501,934	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/29/22	Open		208,409	209,165	Capital Trusts	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/29/22	Open		774,090	776,898	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/29/22	Open		271,825	272,811	Capital Trusts	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/29/22	Open		31,657	31,772	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/29/22	Open		225,298	226,115	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/29/22	Open		198,069	198,787	Capital Trusts	Open/Demand
Barclays Capital, Inc.	4.55	(b)	11/29/22	Open		547,150	549,135	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.70	(b)	11/29/22	Open		104,370	104,763	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.70	(b)	11/29/22	Open		287,933	289,015	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		208,680	209,474	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		380,239	381,686	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		312,585	313,775	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		385,687	387,155	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		151,500	152,077	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		260,074	261,063	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		553,324	555,429	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		285,175	286,260	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		317,500	318,708	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		329,700	330,955	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		143,550	144,096	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		555,555	557,669	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		338,530	339,818	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		465,370	467,141	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		808,322	811,399	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		142,240	142,781	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		200,661	201,425	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		1,050,881	1,054,880	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Capital, Inc.	4.75	%(b)	11/29/22	Open		$433,637	$435,288	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		124,800	125,275	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		1,110,469	1,114,695	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		141,738	142,277	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		680,074	682,662	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		534,060	536,092	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		513,590	515,544	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		686,594	689,207	Capital Trusts	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		229,856	230,731	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		228,883	229,754	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		968,540	972,226	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		309,760	310,939	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		36,915	37,055	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		187,059	187,771	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		559,446	561,575	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		494,092	495,973	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		173,750	174,411	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		148,096	148,660	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	11/29/22	Open		497,736	499,630	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.53	(b)	11/29/22	Open		2,274,187	2,282,397	Capital Trusts	Open/Demand
BNP Paribas S.A.	4.53	(b)	11/29/22	Open		1,225,856	1,230,282	Capital Trusts	Open/Demand
BNP Paribas S.A.	4.54	(b)	11/29/22	Open		208,075	208,828	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.56	(b)	11/29/22	Open		510,250	512,106	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.65	(b)	11/29/22	Open		563,625	565,720	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.65	(b)	11/29/22	Open		476,962	478,735	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.65	(b)	11/29/22	Open		601,944	604,181	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.65	(b)	11/29/22	Open		486,392	488,200	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.65	(b)	11/29/22	Open		613,305	615,584	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.65	(b)	11/29/22	Open		493,652	495,487	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.65	(b)	11/29/22	Open		96,425	96,783	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		332,456	333,701	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		374,884	376,287	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		339,412	340,683	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		316,988	318,174	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		404,002	405,515	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		393,937	395,412	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		342,370	343,652	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		345,470	346,763	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		394,412	395,889	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		347,762	349,064	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		716,479	719,161	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		294,000	295,101	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	11/29/22	Open		315,348	316,528	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		296,079	297,192	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		490,342	492,187	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		380,725	382,157	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		249,200	250,137	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		728,000	730,738	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		573,750	575,908	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		446,219	447,897	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		1,589,062	1,595,039	Capital Trusts	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		1,082,812	1,086,885	Capital Trusts	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		907,100	910,512	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		3,276,000	3,288,321	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		439,285	440,937	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		165,938	166,562	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	11/29/22	Open		558,060	560,159	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.73	(b)	11/29/22	Open		432,845	434,485	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.73	(b)	11/29/22	Open		509,906	511,838	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.73	(b)	11/29/22	Open		623,407	625,769	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.73	(b)	11/29/22	Open		1,096,875	1,101,030	Capital Trusts	Open/Demand
BNP Paribas S.A.	4.73	(b)	11/29/22	Open		277,400	278,451	Corporate Bonds	Open/Demand

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BNP Paribas S.A.	4.73	%(b)	11/29/22	Open		$345,450	$346,758	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.73	(b)	11/29/22	Open		541,969	544,022	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.73	(b)	11/29/22	Open		579,817	582,014	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.75	(b)	11/29/22	Open		850,030	853,265	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		286,740	287,844	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		616,005	618,377	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		697,727	700,414	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		370,256	371,682	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		361,594	362,986	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		310,115	311,309	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		859,675	862,985	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		553,900	556,032	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		376,877	378,328	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		248,640	249,597	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		54,438	54,647	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		713,625	716,372	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		284,800	285,896	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	11/29/22	Open		471,501	473,317	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.85	(b)	11/29/22	Open		805,815	808,953	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.85	(b)	11/29/22	Open		165,250	165,894	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.85	(b)	11/29/22	Open		475,785	477,638	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.85	(b)	11/29/22	Open		900,720	904,228	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.85	(b)	11/29/22	Open		81,620	81,938	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.88	(b)	11/29/22	Open		111,090	111,526	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.88	(b)	11/29/22	Open		207,328	208,140	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.88	(b)	11/29/22	Open		551,880	554,044	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.88	(b)	11/29/22	Open		263,200	264,232	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.88	(b)	11/29/22	Open		367,200	368,640	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.88	(b)	11/29/22	Open		425,100	426,767	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.47	(b)	11/29/22	Open		1,260,000	1,264,481	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.47	(b)	11/29/22	Open		1,233,562	1,237,950	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.50	(b)	11/29/22	Open		655,000	657,347	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.52	(b)	11/29/22	Open		172,250	172,870	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.52	(b)	11/29/22	Open		328,312	329,495	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.52	(b)	11/29/22	Open		170,400	171,014	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.52	(b)	11/29/22	Open		170,200	170,813	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.52	(b)	11/29/22	Open		45,938	46,103	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.55	(b)	11/29/22	Open		209,135	209,894	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.55	(b)	11/29/22	Open		317,199	318,349	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.57	(b)	11/29/22	Open		285,123	286,162	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.58	(b)	11/29/22	Open		374,987	376,358	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	11/29/22	Open		299,145	300,241	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	11/29/22	Open		303,480	304,592	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	11/29/22	Open		293,550	294,625	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	11/29/22	Open		387,004	388,421	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Credit Agricole Corporate and Investment Bank	4.59	%(b)	11/29/22	Open		$388,410	$389,833	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	11/29/22	Open		261,500	262,458	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	11/29/22	Open		285,188	286,232	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	11/29/22	Open		333,629	334,851	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.61	(b)	11/29/22	Open		309,375	310,514	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.61	(b)	11/29/22	Open		438,019	439,631	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.63	(b)	11/29/22	Open		244,125	245,028	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.65	(b)	11/29/22	Open		305,428	306,563	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.50	(b)	11/29/22	Open		83,663	83,962	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.60	(b)	11/29/22	Open		236,500	237,368	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.60	(b)	11/29/22	Open		600,702	602,908	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.65	(b)	11/29/22	Open		303,956	305,086	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.70	(b)	11/29/22	Open		83,140	83,453	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.80	(b)	11/29/22	Open		1,342,500	1,347,557	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.80	(b)	11/29/22	Open		1,035,000	1,038,769	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.80	(b)	11/29/22	Open		254,231	255,178	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	11/29/22	Open		811,250	814,157	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		1,451,250	1,456,425	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		685,506	687,950	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		947,077	950,454	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		531,885	533,781	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	11/29/22	Open		871,250	874,356	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		152,363	152,908	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		1,296,446	1,301,092	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		779,625	782,419	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		398,569	399,997	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		1,031,375	1,035,071	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		324,900	326,064	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		268,781	269,744	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	11/29/22	Open		355,500	356,774	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/29/22	Open		1,410,000	1,415,090	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/29/22	Open		598,000	600,159	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/29/22	Open		336,937	338,154	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/29/22	Open		264,338	265,292	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/29/22	Open		2,753	2,762	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/29/22	Open		1,400,727	1,405,784	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/29/22	Open		211,206	211,969	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/29/22	Open		1,378,125	1,383,100	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.53	(b)	11/29/22	Open		377,662	379,026	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		463,150	464,863	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		355,975	357,292	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		312,200	313,355	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		256,856	257,806	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		499,905	501,754	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		321,195	322,383	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		44,963	45,129	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		728,460	731,154	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		281,320	282,361	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		463,125	464,838	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	11/29/22	Open		332,310	333,539	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		272,213	273,224	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		246,325	247,241	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		426,161	427,745	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		281,295	282,340	Corporate Bonds	Open/Demand

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	4.65	%(b)	11/29/22	Open		$283,650	$284,704	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		311,231	312,388	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		377,097	378,499	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		156,750	157,333	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		499,177	501,033	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		414,199	415,738	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		380,052	381,465	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		191,563	192,274	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		424,462	426,040	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		346,320	347,607	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		575,040	577,177	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		341,077	342,345	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		324,327	325,533	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		445,491	447,147	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		313,739	314,905	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		212,040	212,828	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		444,652	446,305	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		378,750	380,158	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		329,040	330,263	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		170,048	170,680	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		158,790	159,380	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		247,690	248,611	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		234,175	235,045	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	11/29/22	Open		385,387	386,820	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.67	(b)	11/29/22	Open		313,565	314,736	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.67	(b)	11/29/22	Open		392,700	394,167	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.62	(b)	11/29/22	Open		225,760	226,593	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.15	(b)	12/05/22	Open		164,588	165,026	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.30	(b)	12/05/22	Open		398,571	399,676	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.45	(b)	12/05/22	Open		452,454	453,757	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.54	(b)	12/05/22	Open		1,563,000	1,567,458	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.25	(b)	12/06/22	Open		163,660	164,143	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.05	(b)	12/08/22	Open		122,064	122,380	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.35	(b)	12/08/22	Open		745,500	747,354	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.45	(b)	12/08/22	Open		590,625	592,132	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.45	(b)	12/09/22	Open		266,875	267,468	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.73	(b)	12/09/22	Open		267,300	267,936	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.39	(b)	12/12/22	Open		98,714	98,919	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.45	(b)	12/13/22	Open		603,000	604,208	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.45	(b)	12/13/22	Open		1,507,500	1,510,519	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/13/22	Open		246,103	246,599	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/13/22	Open		177,620	177,978	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/13/22	Open		304,188	304,827	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.42	(b)	12/14/22	Open		398,095	398,843	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/14/22	Open		375,990	376,737	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	4.45		12/15/22	01/06/23		505,304	506,303	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	4.45		12/15/22	01/06/23		844,050	845,719	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	1.50		12/15/22	02/03/23		119,850	119,930	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.50		12/15/22	02/03/23		92,566	92,710	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	3.60		12/15/22	02/03/23		362,500	363,080	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.25		12/15/22	02/03/23		370,301	371,001	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.35		12/15/22	02/03/23		191,239	191,608	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.35		12/15/22	02/03/23		185,133	185,490	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		209,625	210,035	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		204,000	204,399	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		526,875	527,905	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		189,638	190,008	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		323,595	324,228	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		143,500	143,781	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		118,631	118,863	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		195,000	195,381	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		480,495	481,435	Corporate Bonds	31 - 90 Days

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

BofA Securities, Inc.	4.40%		12/15/22	02/03/23		$725,580	$726,999	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		655,001	656,282	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		92,293	92,473	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		782,495	784,025	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		147,690	147,979	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		241,448	241,920	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		453,764	454,651	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		132,750	133,010	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		603,480	604,660	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,035,000	1,037,024	Capital Trusts	31 - 90 Days
BofA Securities, Inc.	4.40		12/15/22	02/03/23		1,569,800	1,572,870	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		60,095	60,214	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		133,131	133,395	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		271,688	272,225	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		893,330	895,097	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		211,188	211,605	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		141,900	142,181	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		205,590	205,997	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.45		12/15/22	02/03/23		180,476	180,833	Foreign Agency Obligations	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		117,195	117,429	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		86,869	87,042	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		482,275	483,240	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		414,675	415,504	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		137,520	137,795	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		307,419	308,034	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		429,000	429,858	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		334,200	334,868	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		276,925	277,479	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		130,611	130,872	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		191,750	192,134	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		128,106	128,362	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		255,484	255,995	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		243,285	243,772	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		150,868	151,169	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		577,821	578,977	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		125,100	125,350	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		347,156	347,851	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		143,280	143,567	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		228,043	228,499	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		402,369	403,173	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		320,850	321,492	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		322,245	322,889	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		234,659	235,128	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		141,470	141,753	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		212,063	212,487	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		416,377	417,210	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		220,125	220,565	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		265,538	266,069	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		928,880	930,738	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		465,289	466,219	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		1,247,380	1,249,875	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.50		12/15/22	02/03/23		192,750	193,136	Foreign Agency Obligations	31 - 90 Days
BofA Securities, Inc.	4.53		12/15/22	02/03/23		742,000	743,494	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.55		12/15/22	02/03/23		838,500	840,196	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.55		12/15/22	02/03/23		257,950	258,472	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.55		12/15/22	02/03/23		443,000	443,896	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.65		12/15/22	02/03/23		1,423,406	1,426,348	Corporate Bonds	31 - 90 Days
BofA Securities, Inc.	4.75		12/15/22	02/03/23		1,322,190	1,324,981	Corporate Bonds	31 - 90 Days
Barclays Capital, Inc.	4.75	(b)	12/15/22	Open		118,356	118,606	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/16/22	Open		231,219	231,615	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.85	(b)	12/19/22	Open		635,775	636,803	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/20/22	Open		557,060	557,869	Corporate Bonds	Open/Demand

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

RBC Capital Markets LLC	4.50	%(b)	12/21/22	Open		$1,489,800	$1,491,662	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/21/22	Open		111,981	112,121	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/21/22	Open		130,863	131,026	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/21/22	Open		156,418	156,613	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/21/22	Open		130,263	130,425	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/21/22	Open		94,500	94,618	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/21/22	Open		157,050	157,246	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/21/22	Open		101,000	101,126	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/21/22	Open		61,128	61,204	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.50	(b)	12/21/22	Open		139,744	139,918	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.50	(b)	12/21/22	Open		175,056	175,275	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.50	(b)	12/21/22	Open		152,400	152,591	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.65	(b)	12/21/22	Open		100,303	100,432	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.50	(b)	12/27/22	Open		215,698	215,805	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.10	(b)	12/28/22	Open		2,437,500	2,438,333	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.65	(b)	12/28/22	Open		288,405	288,517	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	(3.00	)(b)	12/28/22	Open		26,865	26,858	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.50	(b)	12/28/22	Open		144,500	144,554	Capital Trusts	Open/Demand
Barclays Capital, Inc.	4.70	(b)	12/28/22	Open		423,400	423,566	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.70	(b)	12/28/22	Open		386,000	386,151	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/28/22	Open		223,125	223,213	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/28/22	Open		954,611	954,989	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/28/22	Open		141,063	141,118	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/28/22	Open		335,711	335,844	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/28/22	Open		711,200	711,482	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/28/22	Open		458,932	459,114	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/28/22	Open		2,083,070	2,083,895	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/28/22	Open		837,520	837,852	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/28/22	Open		223,450	223,538	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/28/22	Open		1,441,485	1,442,056	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.65	(b)	12/28/22	Open		1,074,804	1,075,220	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.68	(b)	12/28/22	Open		52,195	52,215	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	12/28/22	Open		75,480	75,510	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.70	(b)	12/28/22	Open		2,194,625	2,195,485	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.74	(b)	12/28/22	Open		459,420	459,601	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.75	(b)	12/28/22	Open		756,585	756,884	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	12/28/22	Open		238,738	238,833	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	12/28/22	Open		310,819	310,943	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	12/28/22	Open		1,118,542	1,118,990	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	12/28/22	Open		130,475	130,527	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.80	(b)	12/28/22	Open		167,090	167,157	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.85	(b)	12/28/22	Open		232,879	232,973	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.85	(b)	12/28/22	Open		1,144,587	1,145,050	Corporate Bonds	Open/Demand
BNP Paribas S.A.	4.88	(b)	12/28/22	Open		704,947	705,234	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.55	(b)	12/28/22	Open		496,915	497,103	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	12/28/22	Open		314,150	314,270	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	12/28/22	Open		262,990	263,091	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	12/28/22	Open		365,527	365,667	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.59	(b)	12/28/22	Open		597,120	597,348	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.60	(b)	12/28/22	Open		636,635	636,879	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	4.63	(b)	12/28/22	Open		142,085	142,140	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	(b)	12/28/22	Open		131,520	131,542	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	4.60	(b)	12/28/22	Open		106,531	106,572	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	12/28/22	Open		289,766	289,875	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	12/28/22	Open		270,425	270,526	Capital Trusts	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

HSBC Securities (USA), Inc.	4.50	%(b)	12/28/22	Open		$925,000	$925,347	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	12/28/22	Open		670,312	670,564	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	12/28/22	Open		812,500	812,805	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	12/28/22	Open		900,000	900,337	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	4.50	(b)	12/28/22	Open		701,250	701,513	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.35	(b)	12/28/22	Open		777,094	777,375	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.35	(b)	12/28/22	Open		693,000	693,251	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		187,250	187,320	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		625,657	625,891	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		283,208	283,313	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		185,209	185,278	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		192,780	192,852	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		175,964	176,029	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		288,876	288,984	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.48	(b)	12/28/22	Open		317,250	317,368	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.50	(b)	12/28/22	Open		157,690	157,749	Foreign Agency Obligations	Open/Demand
RBC Capital Markets LLC	4.50	(b)	12/28/22	Open		339,500	339,627	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	12/28/22	Open		161,494	161,556	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	12/28/22	Open		267,840	267,943	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	12/28/22	Open		574,795	575,017	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	12/28/22	Open		225,541	225,628	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.63	(b)	12/28/22	Open		338,100	338,230	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		292,478	292,591	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		241,400	241,494	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		313,500	313,621	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		492,975	493,166	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		259,539	259,639	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		249,555	249,652	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		269,325	269,429	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		270,969	271,074	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		267,435	267,539	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		124,450	124,498	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		227,050	227,138	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		304,808	304,926	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		328,200	328,327	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		881,667	882,009	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		532,657	532,864	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		490,145	490,335	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		278,000	278,108	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		264,690	264,793	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		498,482	498,676	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		98,201	98,239	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		279,000	279,108	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		292,000	292,113	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		637,522	637,770	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		668,930	669,189	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		278,509	278,617	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		279,645	279,753	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		189,945	190,019	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		196,080	196,156	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		275,790	275,897	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		423,000	423,164	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.65	(b)	12/28/22	Open		460,845	461,024	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	4.67	(b)	12/28/22	Open		550,550	550,764	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		157,140	157,199	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		186,775	186,845	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		265,719	265,818	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		293,318	293,427	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.49	(b)	12/28/22	Open		532,325	532,524	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.60	(b)	12/28/22	Open		145,081	145,137	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.60	(b)	12/28/22	Open		125,103	125,150	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.62	(b)	12/28/22	Open		1,118,700	1,119,131	Corporate Bonds	Open/Demand

106	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

TD Securities (USA) LLC	4.64	%(b)	12/28/22	Open		$623,819	$624,060	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.67	(b)	12/28/22	Open		388,384	388,535	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.67	(b)	12/28/22	Open		264,588	264,690	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.67	(b)	12/28/22	Open		321,275	321,400	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.67	(b)	12/28/22	Open		286,303	286,414	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.67	(b)	12/28/22	Open		285,520	285,631	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.67	(b)	12/28/22	Open		280,403	280,512	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	4.75	(b)	12/30/22	Open		191,595	191,595	Corporate Bonds	Open/Demand

						$274,713,779	$275,638,800

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Ultra Long Treasury Note	119	03/22/23	$14,029	$(165,639)
2-Year U.S. Treasury Note	1,605	03/31/23	329,025	(212,043)
5-Year U.S. Treasury Note	377	03/31/23	40,651	(299,926)

				(677,608)

Short Contracts
10-Year Japanese Government Treasury Bonds	34	03/13/23	37,684	567,840
10-Year U.S. Treasury Note	618	03/22/23	69,303	524,988
U.S. Long Bond	148	03/22/23	18,454	81,716
Ultra U.S. Treasury Bond	65	03/22/23	8,680	296,502

				1,471,046

				$793,438

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,099,103	GBP	901,000	State Street Bank and Trust Co.	03/15/23	$7,944
USD	1,106,431	GBP	907,000	State Street Bank and Trust Co.	03/15/23	8,006

						15,950

USD	876,477	EUR	820,000	Bank of America N.A.	03/15/23	(5,501)
USD	4,577,970	EUR	4,283,000	Bank of America N.A.	03/15/23	(28,755)
USD	124,600	EUR	116,430	JPMorgan Chase Bank N.A.	03/15/23	(630)
USD	266,243	EUR	251,250	The Bank of New York Mellon	03/15/23	(3,997)

						(38,883)

						$(22,933)

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	USD	6,170	$ (47,931)	$190,677	$(238,608)
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	USD	26,250	(219,412)	(38,915)	(180,497)

						$(267,343)	$151,762	$(419,105)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3-Month LIBOR, 4.77%	Quarterly	1.57%	Semi-Annual	N/A	02/11/30	USD	5	$(724)	$153	$(877)
1.61%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	03/28/32	USD	9,300	1,582,065	138	1,581,927
1.66%	Semi-Annual	3-Month LIBOR, 4.77%	Quarterly	N/A	04/25/32	USD	9,020	1,589,110	137	1,588,973
1-Day SOFR, 4.32%	Annual	3.32%	Annual	N/A	11/28/42	USD	4,800	(95,596)	115	(95,711)
1-Day SOFR, 4.32%	Annual	3.31%	Annual	N/A	12/01/42	USD	1,600	(33,709)	39	(33,748)
3-Month LIBOR, 4.77%	Quarterly	1.93%	Semi-Annual	N/A	10/22/51	USD	2,500	(735,823)	76	(735,899)

								$2,305,323	$658	$2,304,665

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received )	Unrealized Appreciation (Depreciation )

Casino, Guichard-Perrachon S.A	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	CCC+		EUR	20		$(1,025)	$(845)	$(180)
Novafives S.A.S	5.00	Quarterly	Citibank N.A.	06/20/23	B-		EUR	10		(315)	(333)	18
Thyssenkrupp AG	1.00	Quarterly	Bank of America N.A.	12/20/23	BB		EUR	20		(444)	(424)	(20)
Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	10		396	836	(440)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	B+		EUR	20		(3,026)	(701)	(2,325)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	B+		EUR	10		(1,537)	357	(1,894)
Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B+		EUR	10		(1,493)	368	(1,861)
K&S AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/26	BB+		EUR	10		955	722	233
CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	BB+		EUR	40		1,524	1,658	(134)
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	10		381	331	50
CMA CGM SA	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB+		EUR	10		381	331	50
Ladbrokes Coral Group Ltd	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	10		(786)	(1,006)	220
Ladbrokes Coral Group Ltd	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	BB		EUR	40		(3,143)	(6,420)	3,277
Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC-		EUR	7		(1,861)	(1,700)	(161)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC-		EUR	4		(1,119)	(1,008)	(111)
Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC-		EUR	12		(3,145)	(2,833)	(312)
Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	CCC-		EUR	4		(913)	(845)	(68)
Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC-		EUR	8		(1,910)	(1,750)	(160)
			Morgan Stanley & Co.
Adler Real Estate AG	5.00	Quarterly	International PLC	12/20/27	CCC-		EUR	5		(1,384)	(1,252)	(132)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R		USD	2,227		(418,340)	(229,138)	(189,202)
			Morgan Stanley & Co.
CMBX.NA.15	3.00	Monthly	International PLC	11/15/64	N/R		USD	2,318		(442,533)	(434,741)	(7,792)

										$(879,337)	$(678,393)	$(200,944)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

108	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$191,335	$(38,915)	$3,170,900	$(1,285,340)
OTC Swaps	4,603	(682,996)	3,848	(204,792)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,471,046	$—	$1,471,046
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	15,950	—	—	15,950
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	3,170,900	—	3,170,900
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	8,451	—	—	—	—	8,451

	$—	$8,451	$—	$15,950	$4,641,946	$—	$4,666,347

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$677,608	$—	$677,608
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	38,883	—	—	38,883
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	419,105	—	—	866,235	—	1,285,340
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	887,788	—	—	—	—	887,788

	$—	$1,306,893	$—	$38,883	$1,543,843	$—	$2,889,619

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,631,342	$—	$4,631,342
Forward foreign currency exchange contracts	—	—	—	1,348,459	—	—	1,348,459
Options purchased(a)	—	(5,006)	—	—	1,023,225	—	1,018,219
Options written	—	(2,903)	—	—	(2,977,365)	—	(2,980,268)
Swaps	—	204,323	—	—	1,622,987	—	1,827,310

	$—	$196,414	$—	$1,348,459	$4,300,189	$—	$5,845,062

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,194,806	$—	$1,194,806
Forward foreign currency exchange contracts	—	—	—	178,076	—	—	178,076
Options purchased(b)	—	—	—	—	214,358	—	214,358

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Options written	$—	$—	$—	$—	$416,433	$—	$416,433
Swaps	—	(318,612)	—	—	1,651,181	—	1,332,569

	$—	$(318,612)	$—	$178,076	$3,476,778	$—	$3,336,242

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$147,378,293
Average notional value of contracts — short	$82,785,572
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,500,358
Average amounts sold — in USD	$298,719
Options:
Average value of option contracts purchased	$2,289
Average value of option contracts written	$363
Average notional value of swaption contracts purchased	$12,370,253
Average notional value of swaption contracts written	$64,292,626
Credit default swaps:
Average notional value — buy protection	$24,831,813
Average notional value — sell protection	$15,252,404
Interest rate swaps:
Average notional value — pays fixed rate	$108,677,500
Average notional value — receives fixed rate	$78,724,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$405,135	$462,006
Forward foreign currency exchange contracts	15,950	38,883
Swaps — centrally cleared	16,642	—
Swaps — OTC(a)	8,451	887,788

Total derivative assets and liabilities in the Statements of Assets and Liabilities	446,178	1,388,677

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(421,777)	(462,006)

Total derivative assets and liabilities subject to an MNA	$24,401	$926,671

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Barclays Bank PLC	$357	$(357)	$—	$—	$—
Citibank N.A.	18	(18)	—	—	—
Credit Suisse International	2,026	(2,026)	—	—	—
JPMorgan Chase Bank N.A.	6,050	(6,050)	—	—	—
State Street Bank and Trust Co.	15,950	—	—	—	15,950

	$24,401	$(8,451)	$—	$—	$15,950

110	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)

Bank of America N.A.	$39,587	$—	$—	$—	$39,587
Barclays Bank PLC	6,158	(357)	—	(5,801)	—
Citibank N.A.	1,246	(18)	—	—	1,228
Credit Suisse International	420,335	(2,026)	—	(418,309)	—
JPMorgan Chase Bank N.A.	11,431	(6,050)	—	—	5,381
Morgan Stanley & Co. International PLC	443,917	—	—	(443,917)	—
The Bank of New York Mellon	3,997	—	—	—	3,997

	$926,671	$(8,451)	$—	$(868,027)	$50,193

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$29,870,646	$1,354,025	$31,224,671
Common Stocks
Construction & Engineering	15,308	—	—	15,308
Diversified Financial Services	—	—	5,467	5,467
Household Durables	—	—	—	—
Metals & Mining	—	401	631	1,032
Software	4	—	—	4
Specialty Retail	—	201,162	—	201,162
Corporate Bonds
Advertising Agencies	—	182,757	—	182,757
Aerospace & Defense	—	13,963,384	—	13,963,384
Airlines	—	6,597,414	—	6,597,414
Auto Components	—	5,197,192	—	5,197,192
Automobiles	—	7,813,711	—	7,813,711
Banks	—	3,964,497	—	3,964,497
Beverages	—	7,316,480	—	7,316,480
Biotechnology	—	91,256	—	91,256
Building Materials	—	2,586,760	—	2,586,760
Building Products	—	3,724,734	—	3,724,734
Capital Markets	—	6,738,242	—	6,738,242
Chemicals	—	8,364,224	—	8,364,224
Commercial Services & Supplies	—	3,918,228	—	3,918,228
Communications Equipment	—	2,289,840	—	2,289,840
Construction Materials	—	963,764	—	963,764
Consumer Discretionary	—	6,234,545	—	6,234,545
Consumer Finance	—	8,294,339	—	8,294,339
Containers & Packaging	—	2,207,430	—	2,207,430
Diversified Consumer Services	—	6,620,972	—	6,620,972
Diversified Financial Services	—	13,636,831	—	13,636,831
Diversified Telecommunication Services	—	12,221,651	—	12,221,651
Electric Utilities	—	2,753,182	—	2,753,182
Electrical Equipment	—	513,126	—	513,126
Electronic Equipment, Instruments & Components	—	1,939,248	—	1,939,248

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Energy Equipment & Services	$—	$2,098,090	$—	$2,098,090
Environmental, Maintenance & Security Service	—	3,607,924	—	3,607,924
Equity Real Estate Investment Trusts (REITs)	—	5,918,110	—	5,918,110
Food & Staples Retailing	—	4,358,114	—	4,358,114
Food Products	—	2,886,130	—	2,886,130
Gas Utilities	—	77,348	—	77,348
Health Care Equipment & Supplies	—	973,713	—	973,713
Health Care Providers & Services	—	13,086,501	—	13,086,501
Health Care Technology	—	3,076,080	—	3,076,080
Hotels, Restaurants & Leisure	13,828	13,428,750	—	13,442,578
Household Durables	—	2,572,790	—	2,572,790
Household Products	—	319,832	—	319,832
Independent Power and Renewable Electricity Producers	—	3,826,023	—	3,826,023
Insurance	—	11,711,041	—	11,711,041
Interactive Media & Services	—	1,355,690	—	1,355,690
Internet Software & Services	—	5,020,593	—	5,020,593
IT Services	—	4,887,412	—	4,887,412
Leisure Products	—	480,318	—	480,318
Machinery	—	4,299,716	—	4,299,716
Marine	—	161,558	—	161,558
Media	—	40,536,754	—	40,536,754
Metals & Mining	—	8,127,598	—	8,127,598
Multiline Retail	—	294,302	—	294,302
Multi-Utilities	—	215,748	—	215,748
Offshore Drilling & Other Services	—	1,870,526	—	1,870,526
Oil, Gas & Consumable Fuels	77,168	43,693,333	1,198,484	44,968,985
Pharmaceuticals	—	4,367,178	—	4,367,178
Real Estate	—	89,927	—	89,927
Real Estate Management & Development	—	2,828,250	—	2,828,250
Road & Rail	—	3,740,331	—	3,740,331
Semiconductors & Semiconductor Equipment	—	6,709,628	—	6,709,628
Software	—	11,310,635	—	11,310,635
Specialty Retail	—	1,357,756	—	1,357,756
Technology Hardware, Storage & Peripherals	—	426,903	—	426,903
Textiles, Apparel & Luxury Goods	—	526,860	—	526,860
Thrifts & Mortgage Finance	—	967,526	—	967,526
Transportation	—	107,264	—	107,264
Transportation Infrastructure	—	1,225,242	—	1,225,242
Utilities	—	2,206,906	—	2,206,906
Wireless Telecommunication Services	—	5,989,343	—	5,989,343
Floating Rate Loan Interests	—	264,094,913	3,710,331	267,805,244
Foreign Agency Obligations	—	6,364,990	—	6,364,990
Investment Companies	4,732,186	—	—	4,732,186
Non-Agency Mortgage-Backed Securities	—	15,555,212	384,933	15,940,145
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts
Aerospace & Defense	105,258	—	—	105,258
Automobiles	—	308,927	—	308,927
Banks	—	5,841,726	—	5,841,726
Capital Markets	—	2,504,971	—	2,504,971
Diversified Financial Services	—	12,636,494	—	12,636,494
Diversified Telecommunication Services	—	109,186	—	109,186
Electric Utilities	—	1,735,649	—	1,735,649
Independent Power and Renewable Electricity Producers	—	218,384	—	218,384
Media	—	84,951	—	84,951
Oil, Gas & Consumable Fuels	—	90,346	—	90,346
Utilities	—	174,579	—	174,579
Wireless Telecommunication Services	—	93,842	—	93,842
Preferred Stocks	9,215,218	—	—	9,215,218
U.S. Government Sponsored Agency Securities	—	48,874,509	—	48,874,509
U.S. Treasury Obligations	—	12,239,258	—	12,239,258
Warrants	4,347	—	—	4,347

112	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$1,474,663	$—	$—	$1,474,663
U.S. Government Sponsored Agency Securities	—	308	—	308
Liabilities
Investments
TBA Sale Commitments	—	(4,192,818)	—	(4,192,818)
Unfunded Floating Rate Loan Interests(a)	—	(31,405)	—	(31,405)

	$15,637,980	$745,647,781	$6,653,871	767,939,632

Investments Valued at NAV(b)				2,282

				$767,941,914

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$3,848	$—	$3,848
Foreign Currency Exchange Contracts	—	15,950	—	15,950
Interest Rate Contracts	1,471,046	3,170,900	—	4,641,946
Liabilities
Credit Contracts	—	(623,897)	—	(623,897)
Foreign Currency Exchange Contracts	—	(38,883)	—	(38,883)
Interest Rate Contracts	(677,608)	(866,235)	—	(1,543,843)

	$793,438	$1,661,683	$—	$2,455,121

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

(b)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $275,638,800 are categorized as Level 2 within the fair value hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests		Unfunded Floating Rate Loan Interests	Total

Assets/Liabilities
Opening balance, as of December 31, 2021	$1,084,298	$5,841	$1,347,279	$6,516,371	$—	$—	(a)	$(127)	$8,953,662
Transfers into Level 3	—	—	—	3,106,748	—	—		—	3,106,748
Transfers out of Level 3	—	—	—	(3,747,212)	—	—		127	(3,747,085)
Accrued discounts/premiums	(49,868)	—	—	3,603	—	—		—	(46,265)
Net realized gain (loss)	—	—	—	(2,398)	119	—		—	(2,279)
Net change in unrealized appreciation (depreciation)(b)(c)	(83,991)	257	(112,080)	(248,973)	7,757	—		—	(437,030)
Purchases	492,500	—	—	1,139,634	378,706	—		—	2,010,840
Sales	(88,914)	—	(36,715)	(3,057,442)	(1,649)	—		—	(3,184,720)

Closing balance, as of December 31, 2022	$1,354,025	$6,098	$1,198,484	$3,710,331	$384,933	$—	(a)	$—	$6,653,871

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022(c)	$(85,310)	$257	$(112,080)	$(223,059)	$7,757	$—		$—	$(412,435)

(a)	Rounds to less than $1.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	113

Statements of Assets and Liabilities

December 31, 2022

	DSU	FRA	BKT	BLW

ASSETS
Investments, at value — unaffiliated(a)	$638,698,802	$588,013,286	$428,716,948	$770,691,474
Investments, at value — affiliated(b)	482,274	736,300	5,814,963	1,474,663
Cash	4,015,984	3,186,869	—	2,066,594
Cash pledged:
Collateral — reverse repurchase agreements	—	—	—	1,207,198
Collateral — OTC derivatives	30,000	—	—	890,000
Futures contracts	—	—	1,130,260	2,377,470
Centrally cleared swaps	369,000	429,000	1,000	1,024,000
Foreign currency, at value(c)	4,059	1,024	—	515,340
Receivables:
Investments sold	6,913,627	7,273,770	1,316	3,604,251
Reverse repurchase agreements	—	—	—	191,595
TBA sale commitments	—	—	199,664	4,248,367
Dividends — unaffiliated	—	—	—	71,033
Dividends — affiliated	7,215	3,976	28,554	11,303
Interest — unaffiliated	4,087,371	2,756,295	3,045,882	8,043,786
Due from broker	—	—	—	1,220,000
Principal paydowns	1,584	—	—	—
Variation margin on futures contracts	—	—	278,672	405,135
Variation margin on centrally cleared swaps	14	14	36	16,642
Swap premiums paid	1,949	—	—	4,603
Unrealized appreciation on:
Forward foreign currency exchange contracts	18,400	20,322	—	15,950
OTC swaps	764	—	—	3,848
Deferred offering costs	99,943	9,048	115,813	110,250
Prepaid expenses	4,079	3,771	17,232	3,938

Total assets	654,735,065	602,433,675	439,350,340	798,197,440

LIABILITIES
Bank overdraft	—	—	878	—
Cash received:
Collateral — reverse repurchase agreements	—	—	—	294,376
Collateral — TBA commitments	—	—	2,152,000	—
Borrowed bonds, at value(d)	—	—	735,033	—
TBA sale commitments, at value(e)	—	—	197,044	4,192,818
Reverse repurchase agreements, at value	—	—	115,763,576	275,638,800
Payables:
Investments purchased	2,443,199	2,893,469	39,580,831	32,579,785
Reverse repurchase agreements	—	—	—	391,480
Accounting services fees	35,584	33,614	25,153	38,322
Administration fees	—	—	36,378	—
Bank borrowings	164,000,000	147,000,000	—	—
Custodian fees	16,999	17,861	7,969	30,523
Interest expense and fees	793,101	699,840	1,251	—
Investment advisory fees	309,026	386,084	157,136	358,207
Offering costs	—	—	—	8,226
Directors’ and Officer’s fees	313,570	571	172,341	387,368
Other accrued expenses	54,972	19,407	17,416	70,313
Principal payups	—	—	1,257,182	62,569
Professional fees	101,961	123,363	84,854	113,979
Transfer agent fees	29,107	20,025	23,349	23,389
Variation margin on futures contracts	—	—	103,264	462,006
Swap premiums received	6,542	—	—	682,996
Unrealized depreciation on:
Forward foreign currency exchange contracts	16,242	3,437	—	38,883
OTC swaps	7,225	—	—	204,792
Unfunded floating rate loan interests	42,384	48,486	—	31,405

Total liabilities	168,169,912	151,246,157	160,315,655	315,610,237

NET ASSETS	$486,565,153	$451,187,518	$279,034,685	$482,587,203

114	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2022

	DSU	FRA	BKT		BLW

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$652,300,917	$538,835,342	$442,873,904		$618,119,596
Accumulated loss	(165,735,764)	(87,647,824)	(163,839,219)		(135,532,393)

NET ASSETS	$486,565,153	$451,187,518	$279,034,685		$482,587,203

Net asset value(f)(g)(h)	$10.44	$12.81	$13.10	(i)	$13.51

(a) Investments, at cost — unaffiliated	$702,238,011	$625,326,331	$492,956,126		$841,635,598
(b) Investments, at cost — affiliated	$482,274	$719,537	$5,814,963		$1,474,663
(c) Foreign currency, at cost	$4,049	$1,016	$—		$514,276
(d) Proceeds received from borrowed bonds	$—	$—	$842,347		$—
(e) Proceeds from TBA sale commitments	$—	$—	$199,664		$4,248,367
(f) Shares outstanding	46,610,312	35,232,197	21,304,278		35,711,253
(g) Shares authorized	400 million	200 million	200 million		Unlimited
(h) Par value	$0.10	$0.10	$0.010		$0.001

(i) Shares outstanding and net asset value per share reflect a 1-for-3 reverse stock split prior to the open of trading on the NYSE on October 18, 2022 for common stockholders of record as of the close of business on October 17, 2022.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Operations

Year Ended December 31, 2022

	DSU	FRA	BKT	BLW

INVESTMENT INCOME
Dividends — unaffiliated	$29,070	$58,889	$—	$667,305
Dividends — affiliated	49,288	16,245	130,377	66,945
Interest — unaffiliated	42,508,039	38,919,929	14,199,208	44,153,947
Other income — unaffiliated	499,384	525,581	—	221,673

Total investment income	43,085,781	39,520,644	14,329,585	45,109,870

EXPENSES
Investment advisory	3,959,864	4,941,913	2,031,168	4,467,146
Professional	107,361	90,896	191,815	103,328
Accounting services	77,873	91,871	64,576	105,934
Custodian	45,404	50,728	37,203	111,856
Printing and postage	17,991	17,527	12,804	33,708
Registration	14,313	11,365	20,976	11,663
Transfer agent	3,645	60,824	118,444	69,567
Administration	—	—	468,731	—
Directors and Officer	—	24,770	—	—
Miscellaneous	34,000	16,561	22,129	36,664

Total expenses excluding interest expense	4,260,451	5,306,455	2,967,846	4,939,866
Interest expense and fees	5,302,553	4,752,320	2,176,479	5,608,007

Total expenses	9,563,004	10,058,775	5,144,325	10,547,873
Less:
Fees waived and/or reimbursed by the Manager	(1,925)	(1,049)	(5,297)	(2,971)

Total expenses after fees waived and/or reimbursed	9,561,079	10,057,726	5,139,028	10,544,902

Net investment income	33,524,702	29,462,918	9,190,557	34,564,968

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,966,210)	(6,848,764)	(7,337,425)	(34,140,270)
Forward foreign currency exchange contracts	600,851	312,043	—	1,348,459
Foreign currency transactions	8,212	21,074	—	218,761
Futures contracts	(374)	—	2,390,388	4,631,342
Options written	—	—	—	(2,980,268)
Swaps	14,460	14,580	2,925,079	1,827,310

	(9,343,061)	(6,501,067)	(2,021,958)	(29,094,666)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(43,912,857)	(32,328,273)	(67,553,120)	(74,537,105)
Investments — affiliated	—	16,763	—	—
Borrowed bonds	—	—	310,061	—
Forward foreign currency exchange contracts	90,227	91,334	—	178,076
Foreign currency translations	(1,422)	(2,618)	—	(46,363)
Futures contracts	—	—	(103,319)	1,194,806
Options written	—	—	—	416,433
Swaps	(57,967)	(39,474)	343,085	1,332,569
Unfunded floating rate loan interests	(41,126)	(47,116)	—	(31,507)

	(43,923,145)	(32,309,384)	(67,003,293)	(71,493,091)

Net realized and unrealized loss	(53,266,206)	(38,810,451)	(69,025,251)	(100,587,757)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,741,504)	$(9,347,533)	$(59,834,694)	$(66,022,789)

See notes to financial statements.

116	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	DSU		FRA

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$33,524,702	$28,307,179	$29,462,918	$23,442,141
Net realized gain (loss)	(9,343,061)	8,095,408	(6,501,067)	6,531,134
Net change in unrealized appreciation (depreciation)	(43,923,145)	(2,024,097)	(32,309,384)	(741,676)

Net increase (decrease) in net assets resulting from operations	(19,741,504)	34,378,490	(9,347,533)	29,231,599

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(31,579,170)	(28,723,773)	(27,297,906)	(23,507,568)
Return of capital	(838,309)	(5,103,734)	—	(4,692,282)

Decrease in net assets resulting from distributions to shareholders	(32,417,479)	(33,827,507)	(27,297,906)	(28,199,850)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	43,132	171,418	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(1,250,043)

Net increase (decrease) in net assets derived from capital share transactions	43,132	171,418	—	(1,250,043)

NET ASSETS
Total increase (decrease) in net assets	(52,115,851)	722,401	(36,645,439)	(218,294)
Beginning of year	538,681,004	537,958,603	487,832,957	488,051,251

End of year	$486,565,153	$538,681,004	$451,187,518	$487,832,957

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Changes in Net Assets (continued)

	BKT		BLW

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,190,557	$14,986,442	$34,564,968	$35,675,687
Net realized gain (loss)	(2,021,958)	3,553,479	(29,094,666)	12,937,429
Net change in unrealized appreciation (depreciation)	(67,003,293)	(26,249,597)	(71,493,091)	(24,223,210)

Net increase (decrease) in net assets resulting from operations	(59,834,694)	(7,709,676)	(66,022,789)	24,389,906

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(10,487,125)	(18,883,406)	(32,930,219)	(36,216,307)
Return of capital	(11,460,544)	(7,473,844)	(5,605,804)	(5,785,872)

Decrease in net assets resulting from distributions to shareholders	(21,947,669)	(26,357,250)	(38,536,023)	(42,002,179)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	64,960	623,562	—	825,681

NET ASSETS
Total decrease in net assets	(81,717,403)	(33,443,364)	(104,558,812)	(16,786,592)
Beginning of year	360,752,088	394,195,452	587,146,015	603,932,607

End of year	$279,034,685	$360,752,088	$482,587,203	$587,146,015

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

118	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended December 31, 2022

	DSU	FRA	BKT	BLW

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(19,741,504)	$(9,347,533)	$(59,834,694)	$(66,022,789)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	232,663,016	196,655,211	1,241,829,802	679,652,988
Purchases of long-term investments	(145,218,335)	(117,485,161)	(1,253,359,594)	(645,649,087)
Net proceeds from sales (purchases) of short-term securities	(46,282)	—	7,022,597	3,686,099
Amortization of premium and accretion of discount on investments and other fees	(1,158,528)	(1,174,865)	12,116,001	(322,115)
Paid-in-kind income	(220,746)	(358,643)	—	(267,081)
Premiums paid on closing options written	—	—	—	(7,982,398)
Premiums received from options written	—	—	—	1,524,357
Net realized loss on investments and options written	9,977,212	6,858,260	7,387,251	36,615,006
Net unrealized depreciation on investments, options written, swaps, borrowed bonds, foreign currency translations and unfunded floating rate loan interests	43,884,124	32,267,292	67,738,619	74,011,711
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(7,205)	(3,974)	(27,693)	(11,264)
Dividends — unaffiliated	—	—	—	1
Interest — unaffiliated	(709,592)	(664,040)	(1,002,977)	458,115
Variation margin on futures contracts	—	—	(266,100)	(364,936)
Variation margin on centrally cleared swaps	9,048	10,138	(36)	(16,642)
Swap premiums paid	(1,809)	—	—	(194)
Prepaid expenses	(1,290)	(480)	(14,971)	314
Deferred offering costs	(99,943)	(9,048)	(115,813)	(110,250)
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	—	—	—	29,911
Collateral — OTC derivatives	—	—	(500,000)	—
Collateral — TBA commitments	—	—	2,152,000	—
Payables
Accounting services fees	(2,755)	(1,838)	(2,109)	(4,778)
Administration fees	—	—	(10,133)	—
Custodian fees	3,689	2,337	908	(1,886)
Interest expense and fees	567,210	508,281	553,409	400,136
Investment advisory fees	(57,524)	(64,000)	(44,164)	(62,559)
Directors’ and Officer’s fees	(125,937)	(1,464)	(130,893)	(163,098)
Other accrued expenses	6,890	(6,226)	(9,014)	20,861
Professional fees	(6,771)	(24,028)	(5,781)	(24,402)
Transfer agent fees	(95,777)	11,802	10,863	10,504
Variation margin on futures contracts	—	—	30,862	404,035
Variation margin on centrally cleared swaps	—	—	(4,232)	(26,424)
Swap premiums received	(16,685)	—	—	(1,391,403)

Net cash provided by operating activities	119,600,506	107,172,021	23,514,108	74,392,732

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(35,194,046)	(29,647,894)	(24,080,909)	(42,039,297)
Payments for offering costs	—	—	—	8,226
Payments for bank borrowings	(154,000,000)	(159,000,000)	—	—
Proceeds from bank borrowings	70,000,000	83,000,000	—	—
Increase in bank overdraft	—	—	878	—
Net borrowing of reverse repurchase agreements	—	—	8,923	(36,927,259)

Net cash used for financing activities	(119,194,046)	(105,647,894)	(24,071,108)	(78,958,330)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(129)	4	—	6,793

F I N A N C I A L S T A T E M E N T S	119

Statements of Cash Flows  (continued)

Year Ended December 31, 2022

	DSU	FRA	BKT	BLW

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	$406,331	$1,524,131	$(557,000)	$(4,558,805)
Restricted and unrestricted cash and foreign currency at beginning of year	4,012,712	2,092,762	1,688,260	13,859,407

Restricted and unrestricted cash and foreign currency at end of year	$4,419,043	$3,616,893	$1,131,260	$9,300,602

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$4,735,343	$4,244,039	$1,623,070	$5,207,871

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$43,132	$—	$64,960	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$4,015,984	$3,186,869	$—	$2,066,594
Cash pledged
Collateral — reverse repurchase agreements	—	—	—	1,207,198
Collateral — OTC derivatives	30,000	—	—	890,000
Futures contracts	—	—	1,130,260	2,377,470
Centrally cleared swaps	369,000	429,000	1,000	1,024,000
Foreign currency at value	4,059	1,024	—	515,340
Due from broker	—	—	—	1,220,000

	$4,419,043	$3,616,893	$1,131,260	$9,300,602

See notes to financial statements.

120	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	DSU

				Period from
	Year Ended	Year Ended	Year Ended	03/01/19		Year Ended	Year Ended
	12/31/22	12/31/21	12/31/20	to 12/31/19		02/28/19	02/28/18	(a)

Net asset value, beginning of period	$11.56	$11.55	$12.25	$12.16		$12.62	$12.70

Net investment income(b)	0.72	0.61	0.63	0.64		0.79	0.78
Net realized and unrealized gain (loss)	(1.14)	0.13	(0.50)	0.21		(0.43)	(0.04)

Net increase (decrease) from investment operations	(0.42)	0.74	0.13	0.85		0.36	0.74

Distributions(c)
From net investment income	(0.68)	(0.62)	(0.61)		(0.73)	(0.82)	(0.82)
Return of capital	(0.02)	(0.11)	(0.22)		(0.03)	—	—

Total distributions	(0.70)	(0.73)	(0.83)		(0.76)	(0.82)	(0.82)

Net asset value, end of period	$10.44	$11.56	$11.55	$12.25		$12.16	$12.62

Market price, end of period	$9.20	$11.70	$10.45	$11.20		$10.78	$11.47

Total Return(d)
Based on net asset value	(2.97)%	6.67%	2.57%	8.03	%(e)	3.86%	6.60	%(f)

Based on market price	(15.51)%	19.33%	1.50%	11.42	%(e)	1.30%	5.35%

Ratios to Average Net Assets(g)
Total expenses	1.90%	1.34%	1.48%	2.21	%(h)(i)	2.23%	1.86%

Total expenses after fees waived and/or reimbursed	1.90%	1.34%	1.47%	2.21	%(h)(i)	2.23%	1.85%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.84%	0.92%	0.91%	0.92	%(h)	0.96%	0.94%

Net investment income	6.65%	5.21%	5.65%	6.25	%(h)	6.40%	6.12%

Supplemental Data
Net assets, end of period (000)	$486,565	$538,681	$537,959	$605,240		$641,220	$742,204

Borrowings outstanding, end of period (000)	$164,000	$248,000	$229,000	$262,000		$278,000	$338,000

Asset coverage, end of period per $1,000 of bank borrowings(j)	$3,967	$3,172	$3,349	$3,310		$3,308	$3,196

Portfolio turnover rate	18%	47%	67%		53%	62%	59%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

(j)

Calculated by subtracting the Fund’s total liabilities (not including bank borrowings) from the Fund’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Financial Highlights (continued)

(For a share outstanding throughout each period)

	FRA

				Period from
	Year Ended	Year Ended	Year Ended	09/01/19		Year Ended	Year Ended
	12/31/22	12/31/21	12/31/20	to 12/31/19		08/31/19	08/31/18 (a)

Net asset value, beginning of period	$13.85	$13.81	$14.55	$14.49		$14.92	$14.93

Net investment income(b)	0.84	0.67	0.69	0.25		0.84	0.79
Net realized and unrealized gain (loss)	(1.11)	0.17	(0.51)	0.19		(0.40)	(0.06)

Net increase (decrease) from investment operations	(0.27)	0.84	0.18	0.44		0.44	0.73

Distributions(c)
From net investment income	(0.77)	(0.67)	(0.70)		(0.38)	(0.87)	(0.74)
Return of capital	—	(0.13)	(0.22)	—		—	—

Total distributions	(0.77)	(0.80)	(0.92)		(0.38)	(0.87)	(0.74)

Net asset value, end of period	$12.81	$13.85	$13.81	$14.55		$14.49	$14.92

Market price, end of period	$11.26	$13.43	$12.11	$13.44		$12.46	$13.80

Total Return(d)
Based on net asset value	(1.34)%	6.48%	2.76%	3.41	%(e)	3.94%	5.28%

Based on market price	(10.57)%	17.74%	(2.45)%	11.08	%(e)	(3.37)%	3.11%

Ratios to Average Net Assets(f)
Total expenses	2.17%	1.55%	1.69%	2.20	%(g)(h)	2.45%	2.23%

Total expenses after fees waived and/or reimbursed	2.17%	1.54%	1.67%	2.20	%(g)(h)	2.45%	2.22%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	1.15%	1.14%	1.13%	1.19	%(g)	1.16%	1.20%

Net investment income	6.36%	4.76%	5.15%	5.26	%(g)	5.74%	5.27%

Supplemental Data
Net assets, end of period (000)	$451,188	$487,833	$488,051	$522,545		$526,447	$555,370

Borrowings outstanding, end of period (000)	$147,000	$223,000	$208,000	$214,000		$204,000	$233,000

Asset coverage, end of period per $1,000 of bank borrowings(i)	$4,069	$3,188	$3,346	$3,342		$3,582	$3,385

Portfolio turnover rate	14%	49%	65%		16%	53%	57%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

(i)

Calculated by subtracting the Fund’s total liabilities (not including bank borrowings) from the Fund’s total assets and dividing this by the amount of bank borrowings, and by multiplying the results by 1,000.

See notes to financial statements.

122	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BKT

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	09/01/18		Year Ended
	12/31/22 (a)	12/31/21 (a)	12/31/20 (a)	12/31/19 (a)	to 12/31/18	(a)	08/31/18 (a)

Net asset value, beginning of period	$16.94	$18.54	$18.89	$18.75	$18.94		$20.21

Net investment income(b)	0.43	0.70	0.86	0.75	0.25		0.72
Net realized and unrealized gain (loss)	(3.24)	(1.06)	0.02	0.63	0.07		(1.02)

Net increase (decrease) from investment operations	(2.81)	(0.36)	0.88	1.38	0.32		(0.30)

Distributions(c)
From net investment income	(0.49)	(0.89)	(1.01)	(0.89)		(0.40)	(0.90)
Return of capital	(0.54)	(0.35)	(0.22)	(0.35)		(0.11)	(0.07)

Total distributions	(1.03)	(1.24)	(1.23)	(1.24)		(0.51)	(0.97)

Net asset value, end of period	$13.10	$16.94	$18.54	$18.89	$18.75		$18.94

Market price, end of period	$12.34	$16.95	$18.21	$18.15	$16.92		$17.31

Total Return(d)
Based on net asset value	(16.67)%	(2.01)%	4.92%	7.91%	2.06	%(e)	(1.14)%

Based on market price	(21.50)%	(0.23)%	7.31%	14.83%	0.72	%(e)	(3.44)%

Ratios to Average Net Assets(f)
Total expenses	1.65%	0.94%	1.18%	2.06%	2.08	%(g)(h)	1.79%

Total expenses after fees waived and/or reimbursed	1.64%	0.94%	1.18%	2.06%	2.08	%(g)	1.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.95%	0.90%	0.89%	0.94%	0.99	%(g)	1.04%

Net investment income	2.94%	3.91%	4.55%	3.95%	4.04	%(g)	3.72%

Supplemental Data
Net assets, end of period (000)	$279,035	$360,752	$394,195	$401,715	$398,629		$402,763

Borrowings outstanding, end of period (000)	$115,764	$115,184	$156,936	$175,655	$186,799		$186,441

Portfolio turnover rate(i)	237%	248%	69%	255%		95%	373%

(a)   Per share operating performance amounts have been adjusted to reflect a 1-for-3 reverse stock split prior to the open of trading on the NYSE on October 18, 2022 for common stockholders of record as of the close of business on October 17, 2022.

(b)   Based on average shares outstanding.

(c)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)   Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)   Not annualized.

(f)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)   Annualized.

(h)   Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.11%.

(i) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Period from 09/01/18 to 12/31/18		Year Ended 08/31/18

Portfolio turnover rate (excluding MDRs)	122%	119%	31%	136%		45%	181%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BLW

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of period	$16.44	$16.93		$17.05	$17.03		$16.71	$17.02

Net investment income(a)	0.97	1.00		0.98	0.31		0.94	0.95
Net realized and unrealized gain (loss)	(2.82)	(0.31)		0.08	0.18		0.33	(0.31)

Net increase (decrease) from investment operations	(1.85)	0.69		1.06	0.49		1.27	0.64

Distributions(b)
From net investment income	(0.92)	(1.02)		(1.03)		(0.47)	(0.95)	(0.95)
Return of capital	(0.16)	(0.16)		(0.15)	—		—	—

Total distributions	(1.08)	(1.18)		(1.18)		(0.47)	(0.95)	(0.95)

Net asset value, end of period	$13.51	$16.44		$16.93	$17.05		$17.03	$16.71

Market price, end of period	$13.07	$16.85		$15.92	$16.39		$15.44	$15.06

Total Return(c)
Based on net asset value	(10.96)%	4.18	%(d)	7.58%	3.11	%(e)	8.77%	4.42%

Based on market price	(15.96)%	13.55%		5.24%	9.32	%(e)	9.41%	0.18%

Ratios to Average Net Assets(f)
Total expenses	2.04%	1.18%		1.39%	1.64	%(g)(h)	1.81%	1.73%

Total expenses after fees waived and/or reimbursed	2.04%	1.18%		1.39%	1.64	%(g)(h)	1.81%	1.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.96%	0.92%		0.90%	0.89	%(g)	0.84%	0.89%

Net investment income	6.70%	5.90%		6.07%	5.32	%(g)	5.69%	5.60%

Supplemental Data
Net assets, end of period (000)	$482,587	$587,146		$603,933	$611,068		$610,251	$612,048

Borrowings outstanding, end of period (000)	$275,639	$312,356		$275,105	$213,399		$202,539	$234,622

Portfolio turnover rate(i)	77%	66%		65%		14%	50%	50%

(a)   Based on average shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)   Includes payment from an affiliate, which had no impact on the Fund’s total return.

(e)   Not annualized.

(f)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)   Annualized.

(h)   Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.66%.

(i) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21		Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended 08/31/19	Year Ended 08/31/18

Portfolio turnover rate (excluding MDRs)	58%	52%		58%		14%	50%	50%

See notes to financial statements.

124	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Debt Strategies Fund, Inc.	DSU	Maryland	Diversified
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Subject to the Funds’ managed distribution plan, the Funds intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Fund’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts

N O T E S T O F I N A N C I A L S T A T E M E N T S	125

Notes to Financial Statements  (continued)

are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

126	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2022, certain investments of BLW were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

N O T E S T O F I N A N C I A L S T A T E M E N T S	127

Notes to Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully

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funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

DSU	AthenaHealth Group, Inc.	$320,815	$320,815	$288,849	$(31,966)
	IPS Corp.	93,645	93,645	83,227	(10,418)
FRA	AthenaHealth Group, Inc.	367,506	367,506	330,888	(36,618)
	IPS Corp.	106,675	106,675	94,807	(11,868)
BLW	Arc Falcon I, Inc.	75,553	75,176	66,147	(9,029)
	AthenaHealth Group, Inc.	196,229	193,928	176,677	(17,251)
	IPS Corp.	46,066	46,066	40,941	(5,125)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of

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the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Funds were as follows:

Fund Name	Average Amount Outstanding	Weighted Average Interest Rate

BKT	$ 128,487,079	1.67%
BLW	296,293,812	1.89

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT

Counterparty	Borrowed Bonds Agreements	(a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest (b)	Net Amount before Collateral	Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(c)	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	(c)	Net Exposure Due (to)/ from Counterparty	(d)

BNP Paribas S.A.	$—		$(3,811,223)	$—	$(3,811,223)	$—	$—	$3,811,223		$—	$3,811,223		$—
Credit Suissie AG	753,086		—	(736,284)	16,802	—	—	—		—	—		16,802
HSBC Securities (USA), Inc.	—		(94,979,128)	—	(94,979,128)	—	—	94,979,128		—	94,979,128		—
Royal Bank of Canada	—		(16,973,225)	—	(16,973,225)	—	—	16,973,225		—	16,973,225		—

	$753,086		$(115,763,576)	$(736,284)	$(115,746,774)	$—	$—	$115,763,576		$—	$115,763,576		$16,802

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $1,251 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Net collateral, including accrued interest, if any, with a value of $118,323,095 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

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As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

Barclays Bank PLC	$(17,529,315)	$17,529,315		$—		$—
Barclays Capital, Inc.	(32,189,707)	32,189,707		—		—
BNP Paribas S.A.	(66,211,938)	66,211,938		—		—
BofA Securities, Inc.	(27,809,212)	27,809,212		—		—
Credit Agricole Corporate and Investment Bank	(26,942,006)	26,942,006		—		—
Credit Suisse Securities (USA) LLC	(4,265,965)	4,265,965		—		—
HSBC Securities (USA), Inc.	(27,308,253)	27,308,253		—		—
J.P. Morgan Securities LLC	(1,352,022)	1,352,022		—		—
Nomura Securities International, Inc.	(11,577,396)	11,577,396		—		—
RBC Capital Markets LLC	(49,760,794)	49,760,794		—		—
TD Securities (USA) LLC	(10,692,192)	10,692,192		—		—

	$(275,638,800)	$275,638,800		$—		$—

(a)

Net collateral, including accrued interest, if any, with a value of $312,275,324 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

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A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Funds may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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Notes to Financial Statements  (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, DSU and FRA pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage:

	DSU	FRA

Investment advisory fees	0.55%	0.75%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities.

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Fund’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to BLW, the Manager also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BIL and, with respect to BLW, BSL for services they provide for that portion of each Fund for which BIL, and, with respect to BLW, BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Fund’s average weekly net assets. For BKT, the Manager may reduce or discontinue this arrangement at any time without notice.

Distribution Fees: BKT and BLW have entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BKT and BLW common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BKT’s and BLW’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2022 amounted to $0.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30,

N O T E S T O F I N A N C I A L S T A T E M E N T S	133

Notes to Financial Statements  (continued)

2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

DSU	$1,925
FRA	267
BKT	5,297
BLW	2,971

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2022, the amount waived was as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

FRA	$782

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

DSU	$456,617	$236,523	$323
BLW	2,929,282	816,204	(216,595)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

DSU	$—	$—	$128,492,772	$236,176,057
FRA	—	—	95,141,601	198,070,301
BKT	—	—	1,124,919,817	1,144,246,292
BLW	12,426,779	30,008,005	614,451,862	638,532,762

For the year ended December 31, 2022, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales

BKT	$543,965,437	$544,532,456
BLW	157,984,317	158,154,707

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21

DSU

Ordinary income	$31,579,170	$28,723,773
Return of capital	838,309	5,103,734

	$32,417,479	$33,827,507
FRA

Ordinary income	$27,297,906	$23,507,568
Return of capital	—	4,692,282

	$27,297,906	$28,199,850
BKT

Ordinary income	$10,487,125	$18,883,406
Return of capital	11,460,544	7,473,844

	$21,947,669	$26,357,250
BLW

Ordinary income	$32,930,219	$36,216,307
Return of capital	5,605,804	5,785,872

	$38,536,023	$42,002,179

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total

DSU	$—	$(100,929,367)	$(64,436,350)	$(370,047)	$(165,735,764)
FRA	211,621	(50,314,987)	(37,544,458)	—	(87,647,824)
BKT	—	(99,550,857)	(64,288,362)	—	(163,839,219)
BLW	—	(63,978,243)	(70,278,715)	(1,275,435)	(135,532,393)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the classification of investments, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, amortization methods for premiums on fixed income securities, the deferral of compensation to directors and the accounting for swap agreements.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

DSU	$703,292,132	$1,439,156	$(65,482,732)	$(64,043,576)
FRA	626,304,616	814,719	(38,308,077)	(37,493,358)
BKT	498,771,089	5,226,203	(69,343,107)	(64,116,904)
BLW	844,542,620	7,951,999	(77,685,962)	(69,733,963)

9.	BANK BORROWINGS

DSU and FRA are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to DSU and FRA. As of period end, DSU and FRA have not received any notice to terminate. DSU and FRA have granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the following maximum commitment amounts:

Fund Name	Commitment Amounts

DSU	$340,000,000
FRA	274,000,000

Advances will be made by SSB to DSU and FRA, at DSU’s and FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, DSU and FRA paid a commitment fee (based on the daily unused portion of the commitments). Advances to DSU and FRA as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate,the carrying amount of the borrowings approximates fair value.

N O T E S T O F I N A N C I A L S T A T E M E N T S	135

Notes to Financial Statements  (continued)

DSU and FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended December 31, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Fund Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate

DSU	$255,000,000	$215,813,699	2.37%
FRA	233,000,000	195,517,808	2.37

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

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Notes to Financial Statements  (continued)

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

DSU is authorized to issue 400 million shares, all of which were initially classified as Common Shares. FRA and BKT are authorized to issue 200 million shares, all of which were initially classified as Common Shares. BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for DSU’s, FRA’s, BKT’s and BLW’s shares is $0.10, $0.10, $0.010 and $0.001, respectively. The Board for DSU, FRA and BLW are each authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

The Board authorized a 1-for-3 reverse stock split for BKT, effective after the close of trading on October 17, 2022, for the shareholders of record on October 17, 2022. The impact of the reverse stock split was a decrease in the number of shares outstanding by a factor of three, while increasing the NAV per share by a factor of three, resulting in no effect on the net assets of BKT. The financial statements for BKT have been adjusted to reflect the reverse stock split.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Fund Name	12/31/22	12/31/21

DSU	3,721	14,784
BKT(a)	3,887	34,687
BLW	—	49,148

(a)	Share transactions reflect 1-for-3 reverse stock split effective after the close of trading on October 17, 2022.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended December 31, 2022, the Funds did not repurchase any shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

For the year ended December 31, 2021, shares issued and outstanding decreased by 102,939 as a result of share repurchase for FRA.

DSU filed a registration statement with the SEC seeking the ability to issue additional Common Shares through a Shelf Offering, which was declared effective on December 28, 2022. DSU may not sell any Common Shares in the Shelf Offering until a definitive prospectus relating to the Shelf Offering has been filed with the SEC. Under the Shelf Offering, DSU subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above DSU’s NAV per Common Share (calculated within 48 hours of pricing). See Additional Information - Shelf Offering Program for additional information.

BKT and BLW have filed a prospectus with the SEC allowing them to issue an additional 8,333,333 and 10,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offering, BKT and BLW, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 8,333,333 and 10,000,000 Common Shares, respectively, remain available for issuance under the Shelf Offering. For the year ended December 31, 2022, Common Shares issued and outstanding under the Shelf Offering remained constant for BKT and BLW. See Additional Information - Shelf Offering Program for additional information.

Initial costs incurred by DSU, BKT and BLW in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

DSU	01/03/23	01/13/23	01/31/23	$0.070500
	02/01/23	02/15/23	02/28/23	0.070500
FRA	01/03/23	01/13/23	01/31/23	0.080400
	02/01/23	02/15/23	02/28/23	0.080400
BKT	01/03/23	01/13/23	01/31/23	0.088200
	02/01/23	02/15/23	02/28/23	0.088200
BLW	01/03/23	01/13/23	01/31/23	0.098100
	02/01/23	02/15/23	02/28/23	0.098100

On January 13, 2023, DSU filed a definitive prospectus with the SEC in connection with its Shelf Offering and may sell additional Common Shares through the Shelf Offering.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Income Trust, Inc., and BlackRock Limited Duration Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Income Trust, Inc., and BlackRock Limited Duration Income Trust (the “Funds”), including the schedules of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights

BlackRock Debt Strategies Fund, Inc.	For each of the three years in the period ended December 31, 2022, for the period from March 1, 2019 through December 31, 2019, and for each of the two years in the period ended February 28, 2019. The presented financial highlights were consolidated through November 30, 2017

BlackRock Floating Rate Income Strategies Fund, Inc.	For each of the three years in the period ended December 31, 2022, for the period from September 1, 2019 through December 31, 2019, and for each of the two years in the period ended August 31, 2019. The presented financial highlights were consolidated through November 30, 2017

BlackRock Income Trust, Inc.	For each of the four years in the period ended December 31, 2022, the period from September 1, 2018 through December 31, 2018, and for the year ended August 31, 2018

BlackRock Limited Duration Income Trust	For each of the three years in the period ended December 31, 2022, for the period from September 1, 2019 through December 31, 2019, and for each of the two years in the period ended August 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2022:

Fund Name	Qualified Dividend Income

BLW	$2,718,163

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2022:

Fund Name	Federal Obligation Interest

BLW	$341,523

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BLW	4.49%

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2022:

Fund Name	Interest Dividends

DSU	$33,466,516
FRA	29,455,717
BKT	12,685,325
BLW	34,883,954

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Fund Name	Interest Related Dividends

DSU	$26,483,342
FRA	22,488,001
BKT	12,685,325
BLW	24,865,803

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2021.This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock Debt Strategies Fund, Inc. (DSU)

The Fund’s primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including Corporate Loans (as defined below), which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s Investor’s Service (“Moody’s”) or BBB or lower by S&P Global Ratings (“S&P”)) or unrated debt instruments which are in the judgment of BlackRock Advisors, LLC (the “Manager”) of equivalent quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. As a secondary objective, the Fund will seek to provide capital appreciation. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

Under normal market conditions, at least 80% of the Fund’s total assets will be invested in debt instruments. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund has no restrictions on portfolio maturity or duration of the debt securities in which it may invest.

The Fund’s investment policies permit investment in the following asset classes which are described in greater detail below: (i) senior and subordinated corporate loans, both secured and unsecured (“Corporate Loans”), issued either directly by the borrower or in the form of participation interests in Corporate Loans made by banks and other financial institutions; (ii) publicly offered and privately placed high-yield debt securities, senior and subordinated, both secured and unsecured; and (iii) convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and nonconvertible preferred stock. The debt securities and Corporate Loans in which the Fund invests may pay interest at fixed rates or at rates that float at a margin above a generally recognized base lending rate such as the prime rate of a designated U.S. bank, or that adjust periodically at a margin above the CD rate or LIBOR.

In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing debt or equity securities. The Fund may retain such securities until the Manager determines it is appropriate in light of current market conditions to effect a disposition of such securities.

The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with its obligation to make future advances to a borrower in connection with revolving credit facilities if such commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements described herein.

The Fund may invest in high-yield corporate debt securities, including Corporate Loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by S&P Global Ratings), or in unrated securities considered by the Manager to be of comparable quality. Securities rated below Baa or lower by Moody’s or BBB or lower by S&P and unrated securities of comparable quality, are commonly known as “junk bonds.” Securities which subsequently are downgraded may continue to be held by the Fund and will be sold only if, in the judgment of the Manager, it is advantageous to do so.

Up to 20% of the Fund’s total assets may be invested in Distressed Securities (defined below), which includes publicly offered or privately placed debt securities and Corporate Loans which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Although the Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody’s and CC or below by S&P) unless the Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities which subsequently are downgraded may continue to be held by the Fund and will be sold only if, in the judgment of the Manager, it is advantageous to do so.

Up to 20% of the Fund’s total assets may be invested in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by the Fund are domiciled in a country that is a member of the Organisation for Economic Co-operation and Development (OECD).

Up to 20% of the Fund’s total assets can be invested in convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock. The types of preferred securities in which the Fund may invest include trust preferred securities.

As a result of conversions of convertible securities or upon an exchange offer or bankruptcy plan of reorganization, a significant portion of the Fund’s total assets may be invested in common stock at certain points in time.

The Fund may engage in various portfolio strategies to seek to increase its return and to hedge its portfolio against movements in interest rates or foreign currencies through the use of interest rate or foreign currency swap transactions, the purchase of call and put options on securities, the sale of covered call and put options on its portfolio securities and transactions in financial futures and related options on such futures. There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

The Fund may make short sales of securities, provided that the market value of all securities sold short does not exceed 10% of its total assets. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian or designate such collateral on its books and records to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. The Fund also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation.

Subject to other investment restrictions applicable to the Fund, up to 10% of the Fund’s assets may be invested in debt instruments, including Corporate Loans, of investment companies (which may or may not be registered under the 1940 Act) whose portfolio securities consist entirely of (i) corporate debt or equity securities acceptable to the Manager or (ii) money market instruments.

The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.

Leverage: The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility. The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. At times, the Fund could utilize leverage through borrowings, including the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock. The Fund may also utilize leverage through the use of reverse repurchase agreements.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent. The Fund does not currently anticipate issuing any preferred stock.

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The Fund’s investment objective is to provide stockholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments (“floating rate debt securities”). The Fund’s investment objective is a fundamental policy and may not be changed without stockholder approval.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Fund’s sub-advisor, to be of comparable quality. Secured loans may be either wholly or partially secured at the time of investment. In addition to senior loans, floating rate debt securities may include, without limitation, instruments such as catastrophe and other event linked bonds, bank capital securities, corporate bonds, notes, money market instruments and certain types of mortgage related and other asset backed securities. Due to their floating or variable rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt security is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate debt security may nonetheless decline as interest rates rise and due to other factors, such as real or perceived changes in credit quality or financial condition of the issuer or borrower, volatility in the capital markets or other adverse market conditions.

The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

The Fund’s policy to invest, under normal market conditions, at least 80% of its Managed Assets in floating rate debt securities, as described above, is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days’ prior notice of any change, unless such change was previously approved by shareholders, as required by the rules under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may invest up to 20% of its total assets in securities other than floating rate debt securities, including, but not limited to, fixed rate debt securities such as convertible securities, bonds, notes, fixed rate loans and mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund may acquire warrants and other debt and equity securities. The Fund may also acquire other debt and equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or other debt security or in connection with a bankruptcy or workout of the borrower or issuer.

The Fund may invest without limit, and generally intends to invest a substantial portion of its assets, in high yield securities, including senior loans and other floating or fixed rate debt securities, that are rated below investment grade by the established rating services (Ba or lower by Moody’s Investor’s Service (“Moody’s”) or BB or lower by S&P Global Ratings (“S&P”)) or, if unrated, are considered by the Advisors to be of comparable quality. High yield bonds commonly are referred to as “junk” bonds. The high yield securities in which the Fund invests may include credit linked notes, structured notes, credit linked trust certificates or other instruments evidencing interests in special purpose vehicles

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Investment Objectives and Policies (continued)

or trusts that hold interests in high yield securities. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. The Fund may also invest in investment grade securities, which are securities rated at least BBB– as determined by S&P, Baa3 as determined by Moody’s or, if unrated, determined to be of comparable quality by the Advisors.

The Fund may not invest more than 10% of its total assets (at the time of investment) in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Advisors to be of comparable quality or are otherwise considered to be distressed securities (“Distressed Securities”).

The Fund may invest without limitation in debt securities of issuers domiciled outside the United States. The Fund, however, will not invest more than 10% of its total assets in debt securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will invest primarily in U.S. dollar denominated debt securities. The Fund will not invest more than 10% of its total assets in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars, including obligations of non-U.S. governments and their respective subdivisions, agencies and government sponsored enterprises.

The Fund may invest in bonds of varying maturities issued by U.S. and non-U.S. corporations and other business or governmental entities. Bonds can be variable or fixed rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. The Fund may also invest in catastrophe or other “event linked” bonds. The Fund may invest in securities of any maturity.

The Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. The types of preferred securities in which the Fund may invest include trust preferred securities.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund may invest without limit in illiquid securities, which are floating rate debt securities, senior loans, high yield securities and other securities that lack a secondary trading market or are otherwise considered illiquid.

Leverage: The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility. At times, the Fund could utilize leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock. The Fund may also leverage through the use of reverse repurchase agreements. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent. The Fund does not currently anticipate issuing any preferred stock.

BlackRock Income Trust, Inc. (BKT)

The Fund’s investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Fund will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States government securities having the same maturity as the weighted average maturity of the Fund’s investments. The Fund’s portfolio is expected to consist primarily of mortgage-backed securities and, to a lesser extent, asset-backed securities.

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (ii) those issued by private issuers that are collateralized by securities issued or guaranteed by the United States government or one of its agencies or instrumentalities; and (iii) those issued by private issuers and collateralized by securities without a government guarantee but usually with some form of private credit enhancement.

The Fund will invest at least 65% of its assets in mortgage-backed securities. The balance of the Fund’s assets generally will be invested in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. The Fund may also invest in various derivative mortgage-backed and asset-backed securities, such as collateralized mortgage obligations and asset-backed security residual interests and stripped mortgage-backed securities. The Fund may invest directly in such securities or synthetically through the use of derivatives. In addition, for hedging purposes, the Fund may utilize a portion of its assets for certain options, futures, interest rate swaps and related transactions. For purposes of enhancing liquidity and/or preserving capital, the Fund may invest without limit in securities issued by the United States government and its agencies and instrumentalities, or repurchase agreements collateralized by such securities, certificates of deposit, time deposits or bankers’ acceptances of similar quality.

At least 80% of the Fund’s assets will be invested in securities that are (i) issued or guaranteed by the United States government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings (“S&P”) or Aaa by Moody’s Investors Service (“Moody’s”). Securities issued or guaranteed by the United States government or its agencies or instrumentalities are generally considered to be of the same or higher quality than privately issued securities rated AAA or Aaa. No more than 20% of the Fund’s assets will be invested in other securities, all of which will have been determined by BlackRock Advisors, LLC (the “Manager”) or BlackRock International Limited (“BIL” and together with the Manager, the “Advisors”), the Fund’s sub-advisor, to be of comparable credit quality.

The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may also invest in derivative securities such as stripped mortgage-backed securities or residual interests, which generally are more sensitive to changes in prepayment and interest rates. The Advisors will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. The same factors apply to prepayments on asset-backed securities but the predominant factor in a particular case may be different than in the case of mortgage-backed securities. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates than during a period of rising interest rates.

The Fund’s yield will also be affected by the interest rates on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

Leverage: The Fund may borrow from time to time, at the Advisors’ discretion, for purposes of investment leverage when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Advisors’ opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity.

The Fund may also borrow for emergency purposes, for the payment of dividends or for the clearance of transactions.

The Fund may enter into reverse repurchase agreements.

BlackRock Limited Duration Income Trust (BLW)

The Fund’s investment objective is to provide current income and capital appreciation. The Fund pursues its objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage related securities and asset-backed securities and U.S. government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade.

The Fund may invest directly in such securities or synthetically through the use of derivatives.

BlackRock Advisors, LLC (the “Manager”) and the Fund’s sub-advisers, BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and collectively with BIL and the Manager, the “Advisors”), have broad discretion to allocate the Fund’s assets among these three principal asset classes.

The Fund’s investment objective may be changed by the Board of Trustees of the Fund without prior shareholder approval.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in net asset value that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

The Fund is intended to have a relatively low level of interest rate risk compared to investment portfolios of similar credit quality but with longer durations. Certain of the Fund’s other strategies, however, may result in an above average amount of risk and volatility or loss of principal.

The Fund may invest in corporate bonds.

The Fund anticipates that, under normal market conditions, a significant portion of its Managed Assets will be invested in securities rated below investment grade, such as those rated (Ba or lower by Moody’s Investor’s Service (“Moody’s”) or BB or lower by S&P Global Ratings (“S&P”)) or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. High yield securities commonly are referred to as “junk” bonds. The Fund may invest in individual securities of any credit quality. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund may also invest in investment grade securities, which are securities rated at least BBB– as determined by S&P, Baa3 as determined by Moody’s or, if unrated, determined to be of comparable quality by the Advisors. When the Advisors believe it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.

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Investment Objectives and Policies (continued)

The Fund may invest without limitation in U.S. dollar denominated securities of non-U.S. issuers and, to a limited extent, non-U.S. dollar-denominated securities of non-U.S. issuers (“Non-U.S. Securities”), including up to 20% of its Managed Assets in issuers located in emerging market countries. The Fund can hold no more than 10% of its Managed Assets in non-U.S. dollar-denominated Non-U.S. Securities.

Non-U.S. Securities may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations or supranational entities and securities denominated in U.S. dollars or, to a limited extent (as described above), in foreign currencies or multinational currency units. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured their debt pursuant to the Brady Plan, which are viewed as speculative investments. The Fund may also purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and theWorld Bank, which are chartered to promote economic development.

The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including but not limited to: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

The Fund may invest in mortgage-related securities, which include collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits, real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. The Fund will not invest more than 15% of its Managed Assets in commercial mortgage-related securities.

Asset-backed securities are a form of structured debt obligations. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

In addition to senior, secured floating rate loans made to corporate and other business entities, the Fund may also purchase unsecured loans, other floating rate debt securities, and credit-linked notes.

A senior loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Fund may purchase “Assignments” from the Agent or other Loan Investors. The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a senior loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower, whereas the Fund, as a purchaser of an Assignment, would typically succeed to all the rights and obligations under the loan agreement of the assigning Loan Investor and become a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, are believed by the Advisors to be creditworthy at the time they enter into such transactions.

The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a senior loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Advisors, may enhance the value of a senior loan or would otherwise be consistent with the Fund’s investment policies.

The Fund may invest in collateralized bond obligations (“CBOs”), which are structured securities backed by a diversified pool of high yield, public or private fixed income securities. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Fund also may purchase derivative instruments that combine features of these instruments.

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed income market.

Leverage: The Fund currently utilizes leverage for investment purposes in the form of reverse repurchase agreements. The Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Advisors may from time to time determine. Of these investment techniques, the Fund expects primarily to use reverse repurchase agreements and dollar rolls.

The Fund also has the ability to utilize leverage through the issuance of preferred shares. The Fund does not currently anticipate issuing any preferred shares.

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Investment Objectives and Policies (continued)

The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. Asecurity backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

U.S. Government Mortgage-Related Securities Risk (FRA, BKT and BLW): There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMAand such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

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Risk Factors (continued)

Mortgage- and Asset-Backed Securities Risks (FRA, BKT and BLW): Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Senior Loans Risk (DSU, FRA and BLW): There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Risks of Loan Assignments and Participations (BLW): As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Corporate Loans Risk (DSU): Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.

Variable and Floating Rate Instrument Risk (DSU, FRA and BLW): Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.

Junk Bonds Risk (DSU, FRA and BLW): Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Distressed Securities Risk (DSU and FRA): Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Collateralized Bond Obligations Risk (BLW): The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Collateralized Debt Obligations Risk (FRA): In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Sovereign Debt Risk (FRA and BLW): Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Risk Factors (continued)

Brady Bonds Risk (BLW): Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Supranational Entities Risk (BLW): The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Yield and Ratings Risk (BKT): The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Manager will consider such an event in determining whether the Fund should continue to hold the security.

Repurchase Agreements and Purchase and Sale Contracts Risk (BKT): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Foreign Securities Risk (DSU, FRA and BLW): Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•

The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Emerging Markets Risk (FRA and BLW): Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Securities Risk (DSU, FRA and BLW): Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Preferred Securities Risk (DSU, FRA and BLW): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk (DSU and FRA): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and

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Risk Factors (continued)

their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk (DSU and FRA): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Real Estate-Related Securities Risk (BLW): The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

REIT Investment Risk (BLW): Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

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Risk Factors (continued)

Structured Notes Risk (FRA): Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BLW): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Short Sales Risk (DSU): Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (DSU and BLW): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	151

Shareholder Update

The following includes additional required disclosures for certain Funds, each of which has filed a shelf offering registration statement.

Summary of Expenses

BlackRock Debt Strategies Fund, Inc. (DSU)

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in DSU’s common shares.

DSU

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.03%
$0.02 per share for open market purchases of
Dividend reinvestment plan fees	common shares (b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c),(d)	0.79%
Other expenses	1.11
Miscellaneous	0.09
Interest expense(e)	1.02
Total annual expenses	1.90
Fee waiver(d)	—
Total annual Fund operating expenses after fee waiver(d)	1.90

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)

The Fund currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.55% of the average daily value of the Fund’s net assets, plus the proceeds of any outstanding debt securities or borrowings used for leverage (together, “average daily Managed Assets”).

(d)

The Fund and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (the “ETFs”) managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees Fund pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by Fund (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of Fund (the “Independent Directors”)) or a majority of the outstanding voting securities of Fund), upon 90 days’ written notice by Fund to the Manager.

(e)

The Fund uses leverage in the form of a credit facility, in an amount equal to approximately 25.2% of the Fund’s Managed Assets as of December 31, 2022. The interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. Interest expense is required to be treated as expense of the Fund for accounting purposes.

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.29) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.90% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$29	$69	$112	$230

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Shareholder Update  (continued)

BlackRock Income Trust, Inc. (BKT)

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BKT’s common shares.

BKT

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.03%
$0.02 per share for open market purchases of
Dividend reinvestment plan fees	common shares (b)
Dividend reinvestment plan sale transaction fee(b)	$2.50
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c),(d)	0.65%
Other expenses	1.00
Miscellaneous	0.31
Interest expense(e)	0.69
Total annual expenses	1.65
Fee waiver(d)	0.01
Total annual Fund operating expenses after fee waiver(d)	1.64

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)

The Fund currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.65% of the average weekly value of the Fund’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Fund minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

(d)

The Fund and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Manager.

(e)

The Fund uses leverage in the form of reverse repurchase agreements representing 29.3% of Managed Assets at an annual interest expense to the Fund of 1.7% which is based on current market conditions. The actual amount of interest expenses borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes.

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.38) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.64% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$27	$62	$99	$204

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E /	153

Shareholder Update

BlackRock Limited Duration Income Trust (BLW)

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BLW’s common shares.

BLW

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by the Fund (as a percentage of offering price)(a)	0.02%
$0.02 per share for open market purchases of
Dividend reinvestment plan fees	common shares (b)
Dividend reinvestment plan sale transaction fee(b)	$2.50
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees(c),(d)	0.87%
Other expenses	1.17
Miscellaneous	0.09
Interest expense(e)	1.08
Total annual expenses	2.04
Fee waiver(d)	—
Total annual Fund operating expenses after fee waiver(d)	2.04

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A.’s (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by the Fund. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)

The Fund currently pays the Manager a monthly fee at an annual contractual investment advisory fee rate of 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

(d)

The Fund and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of the Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Fund (upon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of the Fund or a majority of the outstanding voting securities of the Fund), upon 90 days’ written notice by the Fund to the Manager.

(e)

The Fund uses leverage in the form of reverse repurchase agreements representing 36.4% of Managed Assets at an annual interest expense to the Fund of 1.89%, which is based on current market conditions. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes.

The following example illustrates the expenses (including the sales load of $10.00 and offering costs of $0.23) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 2.04% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$31	$74	$119	$245

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Shareholder Update  (continued)

Share Price Data

The following tables summarize each Fund’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

DSU — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

December 31, 2022	$ 9.77	$ 8.80	$ 10.48	$ 10.24	(6.77)%	(14.06)%	9,860,686
September 30, 2022	10.15	8.83	10.84	10.27	(6.37)	(14.02)	6,897,776
June 30, 2022	10.52	8.59	11.34	10.40	(7.23)	(17.40)	11,465,492
March 31, 2022	11.75	10.06	11.57	11.20	1.56	(10.18)	11,354,361
December 31, 2021	12.14	11.47	11.61	11.69	4.57	(1.88)	7,344,194
September 30, 2021	11.73	10.93	11.68	11.65	0.43	(6.18)	9,105,172
June 30, 2021	11.53	10.86	11.71	11.61	(1.54)	(6.46)	6,975,149
March 31, 2021	11.00	10.37	11.64	11.62	(5.50)	(10.76)	10,570,729

As of December 31, 2022, DSU’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $9.20, $10.44, and (11.88)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

BKT — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

December 31, 2022	$ 12.82	$ 11.63	$ 13.54	$ 12.70	(5.32)%	(8.43)%	4,348,585
September 30, 2022	14.43	12.06	14.82	13.08	(2.63)	(7.80)	7,412,087
June 30, 2022	15.36	12.93	15.51	14.43	(0.97)	(10.40)	18,907,464
March 31, 2022	16.92	14.85	16.89	15.66	0.18	(5.17)	21,937,873
December 31, 2021	18.90	16.95	17.58	16.95	7.51	—	16,500,738
September 30, 2021	19.50	17.88	17.88	17.67	9.06	1.19	13,508,607
June 30, 2021	19.23	18.27	18.18	18.39	5.78	(0.65)	16,030,457
March 31, 2021	18.51	18.00	18.54	18.57	(0.16)	(3.07)	14,365,814

As of December 31, 2022, BKT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $12.34, $13.10, and (5.80)%, respectively.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

BLW — During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

December 31, 2022	$ 13.53	$ 11.76	$ 13.64	$ 13.11	(0.81)%	(10.30)%	7,021,181
September 30, 2022	13.95	12.10	14.47	13.15	(3.59)	(7.98)	4,846,321
June 30, 2022	14.50	12.16	15.50	13.74	(6.45)	(11.50)	7,688,521
March 31, 2022	16.45	13.65	16.44	14.99	0.06	(8.94)	8,580,380
December 31, 2021	17.33	16.38	16.67	16.41	3.96	(0.18)	3,883,694
September 30, 2021	17.58	13.09	16.97	16.96	3.59	(22.82)	4,757,160
June 30, 2021	17.24	16.55	17.10	17.00	0.82	(2.65)	5,334,238
March 31, 2021	16.75	14.83	17.04	16.32	(1.70)	(9.13)	6,372,773

As of December 31, 2022, BLW’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $13.07, $13.51, and (3.26)%, respectively.

Common shares of each Fund have historically traded at both a premium and discount to NAV.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

S H A R E H O L D E R U P D A T E	155

Shareholder Update  (continued)

Senior Securities

The following table sets forth information regarding DSU’s outstanding senior securities as of the end of each of DSU’s last ten fiscal years, as applicable. DSU’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

DSU — Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage	Liquidating Preference		Average Market Value (000)	Type of Senior Security
December 31, 2022	$164,000	$3,967	$	N/A	$215,814	Bank Borrowings
December 31, 2021	248,000	3,172		N/A	239,134	Bank Borrowings
December 31, 2020	229,000	3,349		N/A	220,721	Bank Borrowings
December 31, 2019	262,000	3,310		N/A	264,317	Bank Borrowings
February 28, 2019	278,000	3,308		N/A	293,419	Bank Borrowings
February 28, 2018	338,000	3,196		N/A	348,104	Bank Borrowings
February 28, 2017	318,000	3,455		N/A	234,238	Bank Borrowings
February 29, 2016	190,000	4,733		N/A	254,199	Bank Borrowings
February 28, 2015	295,000	3,719		N/A	303,926	Bank Borrowings
February 28, 2014	315,000	3,634		N/A	315,000	Bank Borrowings

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Automatic Dividend Reinvestment Plan

Pursuant to DSU, FRA, BKT and BLW’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After DSU, FRA, BKT and BLWdeclare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in FRA, BKT and BLWthat request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in DSU that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	157

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 102 Portfolios	The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

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Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	159

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about DSU’s, BKT’s and BLW’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 882-0052.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class III Directors as follows:

	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BLW	28,376,244	726,008	28,337,243	765,009	28,381,810	720,442

BKT	41,418,617	2,618,693	41,408,520	2,628,790	41,348,538	2,688,772

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.

Shareholders elected the Class III Directors as follows:

	Frank J. Fabozzi		Robert Fairbairn		J. Phillip Holloman

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

FRA	24,423,706	1,149,621	24,772,010	801,317	24,704,960	868,367

DSU	34,497,091	1,549,074	35,049,471	996,694	34,589,950	1,456,215

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski and W. Carl Kester.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Fund employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Fund.

The distributions paid by a Fund for any particular month may be more or less than the amount of net investment income earned by a Fund during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Fund and is reported in each Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Fund’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

A D D I T I O N A L I N F O R M A T I O N	161

Additional Information  (continued)

General Information

The Funds, other than DSU, BKT and BLW, do not make available copies of their Statements of Additional Information because the Funds’ shares, other than DSU, BKT and BLW, are not continuously offered, which means that the Statement of Additional Information of each Fund, other than DSU, BKT and BLW, has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

DSU’s, BKT’s and BLW’s Statement of Additional Information includes additional information about the Board and is available, without charge upon request by calling (800)-882-0052.

The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed-end management investment companies under the Investment Company Act of 1940, such as BLW. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of BLW unless approved by disinterested shareholders holding two-thirds of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. The foregoing is only a summary of certain aspects of the Delaware CBIA Statute. Shareholders should consult their own legal counsel to determine the application of the Delaware CBIA Statute with respect to their beneficial interests of BLW and any subsequent acquisitions of beneficial interests.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for DSU, BKT and BLW only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for DSU, BKT and BLW only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including for DSU, BKT and BLW only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

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Additional Information  (continued)

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, BKT and BLWmay seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BKT and BLWmay, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BKT’s and BLW’s NAV per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BKT and BLW to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

BKT and BLWfiled final prospectuses with the SEC in connection with their Shelf Offerings on June 23, 2022 and May 17, 2022, respectively. This report and the prospectuses of BKT and BLW are not offers to sell BKT and BLW Common Shares or solicitations of an offer to buy BKT and BLW Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BKT and BLW contain important information about BKT and BLW, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BKT and BLWcarefully and in their entirety before investing. Copies of the final prospectuses for BKT and BLWcan be obtained from BlackRock at blackrock.com.

On December 28, 2022, DSU’s registration statement with the SEC to issue additional Common Shares through a Shelf Offering was declared effective. DSU may not sell any Common Shares in a Shelf Offering until a definitive prospectus relating to the Shelf Offering has been filed with the SEC. This report and the prospectus of DSU are not offers to sell DSU Common Shares or solicitations of an offer to buy DSU Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of DSU contains important information about DSU, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of DSU carefully and in its entirety before investing. Copies of the final prospectus for DSU can be obtained from BlackRock at blackrock.com, when available.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

A D D I T I O N A L I N F O R M A T I O N	163

Additional Information  (continued)

Fund and Service Providers (continued)

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

(a) For BLW.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FEDL	Fed Funds Effective Rate

IO	Interest Only

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

PO	Principal Only

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SAB	Special Assessment Bonds

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SOFR CME	Secured Overnight Financing Rate Chicago Mercantile Exchange

SOFRTE	Term Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	165

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$69,972	$69,286	$0	$207	$14,700	$12,700	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$15,131	$12,907

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)	The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of David Delbos, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock, Carly Wilson, Managing Director at BlackRock, and Abigail Parzanese, Director at BlackRock. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Delbos and Garfin and Mses. Wilson and Parzanese have been members of the registrant’s portfolio management team since 2018.

Portfolio Manager	Biography
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Mitchell Garfin, CFA	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
Carly Wilson	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2016 to 2018; Vice President of BlackRock, Inc. from 2011 to 2015; Associate at BlackRock, Inc. from 2009 to 2010; Associate at R3 Capital Partners from 2008 to 2009; Associate at Lehman Brothers from 2004 to 2008.
Abigail Parzanese	Director of BlackRock, Inc. since 2022; Vice President of BlackRock, Inc. from 2019 to 2021; Associate of BlackRock, Inc. from 2016 to 2018; Associate at Morgan Stanley from 2012 to 2016; Analyst at Morgan Stanley from 2012 to 2014.

(a)(2) As of December 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

David Delbos	28	26	149	0	$0	5
	$35.22 Billion	$11.93 Billion	$16.41 Billion	$0	0	$818.5 Million

Mitchell Garfin, CFA	26	28	156	0	$0	5
	$36.52 Billion	$12.05 Billion	$16.13 Billion	$0	0	$818.5 Million

Carly Wilson	13	12	11	0	$0	$0
	$9.00 Billion	$1.51 Billion	$1.18 Billion	$0	0	0

Abigail Parzanese	14	11	13	0	$0	$0
	$8.84 Billion	$1.50 Billion	$3.22 Billion	$0	0	0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Delbos and Garfin and Mses. Wilson and Parzanese may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos and Garfin and Mses. Wilson and Parzanese may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Carly Wilson	A combination of market-based indices (e.g. ICE BofA 3-Month U.S. Treasury Bill Index).
David Delbos Mitchell Garfin, CFA	A combination of market-based indices (e.g., The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Abigail Parzanese	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
David Delbos	$100,001 - $500,000
Mitchell Garfin, CFA	$10,001 - $50,000
Carly Wilson	$10,001 - $50,000
Abigail Parzanese	$1 - $10,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: February 23, 2023